                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-05775

                                   WM Trust II
               (Exact name of registrant as specified in charter)

                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
              (Address of principal executive offices) (Zip code)

                                Jeffrey L. Lunzer
                1201 Third Avenue, 22nd Floor, Seattle, WA 98101
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (206) 461-3800

                    Date of fiscal year end: October 31, 2005

                    Date of reporting period: April 30, 2005

ITEM 1. REPORTS TO STOCKHOLDERS

[WM GROUP OF FUNDS LOGO]
               [GRAPHIC]
            SEMIANNUAL REPORT
            April 30, 2005

WM GROUP OF FUNDS

            Equity Funds
            Fixed-Income Funds
            Municipal Funds
            Money Funds

WM Group of Funds

   EQUITY FUNDS
   REIT Fund
   Equity Income Fund
   Growth & Income Fund
   West Coast Equity Fund
   Mid Cap Stock Fund
   Growth Fund
   Small Cap Value Fund
   Small Cap Growth Fund
   International Growth Fund

   FIXED-INCOME FUNDS
   Short Term Income Fund
   U.S.Government Securities Fund
   Income Fund
   High Yield Fund

   MUNICIPAL FUNDS
   Tax-Exempt Bond Fund
   California Municipal Fund
   California Insured Intermediate
   Municipal Fund

   MONEY FUNDS
   Money Market Fund
   Tax-Exempt Money Market Fund
   California Money Fund

[GRAPHIC]

At the WM Group of Funds,our passion is piecing individual investments together into comprehensive portfolios to make your financial plan more effective.

Table of Contents

Letter from the President                           1

WM Group of Funds Performance and Composition:
  REIT Fund                                         2
  Equity Income Fund                                3
  Growth & Income Fund                              4
  West Coast Equity Fund                            5
  Mid Cap Stock Fund                                6
  Growth Fund                                       7
  Small Cap Value Fund                              8
  Small Cap Growth Fund                             9
  International Growth Fund                        10
  Short Term Income Fund                           11
  U.S.Government Securities Fund                   12
  Income Fund                                      13
  High Yield Fund                                  14
  Tax-Exempt Bond Fund                             15
  California Municipal Fund                        16
  California Insured Intermediate Municipal Fund   17
  Money Funds                                      18
Expense Information                                20
Financial Statements                               22
Notes to Financial Statements                     122

                 NOT FDIC INSURED
--------------------------------------------------
May Lose Value - Not a Deposit - No Bank Guarantee
    Not Insured by any Federal Government Agency

Dear Shareholder,

[PHOTO OF WILLIAM G. PAPESH]

Since my last letter to you, the financial markets have continued to be volatile and uncertain. No more certain have been issues at home--such as rising oil prices and the ongoing Social Security debate--not to mention events abroad. Amid this uncertainty, I am proud to say that we have remained as committed as ever to effective asset allocation and consistent investment discipline. We trust that these core commitments can continue to build value for you over time.

We are delighted to note that as a result of our efforts, the WM Group of Funds was once again recognized for its 5-year results by Barron's, as it has been every year since 1999. In addition, over the last five years assets in the WM Group of Funds--from a combination of net shareholder purchases and fund performance--have increased by 133%, while industry assets during that period increased by 18%. (1) The stock market (as measured by the S&P 500 (2)) fell by 11% over the same five years through 2004.

BARRON'S ANNUAL FUND FAMILY RANKINGS

YEAR  5-YEAR RANKING  1-YEAR RANKING
----  --------------  --------------
2004  #15 out of 67   #46 out of 73
2003  # 5 out of 70   #41 out of 75
2002  # 1 out of 72   # 7 out of 81
2001  # 5 out of 70   # 6 out of 88
2000  #11 out of 65   #44 out of 84
1999  # 9 out of 68   # 9 out of 92

THE ENDURING VALUE OF MUTUAL FUNDS

We believe that these figures reflect not only the attractiveness of the WM Group of Funds, but also the enduring value of mutual funds as an investment vehicle for our shareholders. While some investors are lured away by alternative strategies such as wrap accounts or hedge funds, we think mutual funds continue to represent one of the most cost-effective vehicles investors can use to gain diversified access to U.S. and foreign securities markets. We also believe that our business remains one that can significantly aid investors in achieving their long-term financial objectives--among the most important of which is laying a foundation for their retirement years.

The recent debate over Social Security policy highlights this need more than ever. Regardless of one's political position,we think it has become increasingly clear that one of the best solutions to the Social Security quandary is for Americans to reduce their dependence on that program. We firmly believe that investors and their advisors will be well served by continuing to focus on long-term strategies that can build wealth independent of the wranglings of government policy.

PRIDE IN OUR HERITAGE

As a firm, we are proud of our 66 years of intensive asset management experience. We believe this heritage will serve our shareholders well as financial markets and world events continue to produce the unexpected. As always, our focus remains on pursuing the highest risk-adjusted returns for investors, and we thank you again for your ongoing confidence and support.

Sincerely,

/s/ William G. Papesh
--------------------
William G. Papesh
President

Note regarding Barron's rankings: PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Barron's rankings are for periods ended 12/31 and are determined using weighted calculations based on the performance of each family's funds as tracked by Lipper. To qualify for the rankings, Barron's requires that a fund family offer funds within a wide array of asset classes. For the periods shown above, the WM Group of Funds did not qualify for 10-year rankings because it did not have the appropriate fund qualifications with 10-year performance. To calculate the results, Lipper ranks each fund's return versus those of others in the same category, placing the best performers in the first percentile. Next, all funds in a given family that fit a particular asset class category are averaged together on an asset-weighted basis. Finally, each family's percentile rankings in the broad categories are combined to create the final ranking.

1 Source: WM Group of Funds and the Investment Company Institute. Figures are for the 5-year period ended 12/31/04. They are based on long-term assets only and do not include money market funds.

2 The S&P 500 is a broad-based index intended to represent the U.S. equity market. Indices are unmanaged, and individuals cannot invest directly in an index.

                                                            PORTFOLIO MANAGER
REIT Fund                                                   Richard E. Helm, CFA
                                                            WM Advisors, Inc.

[GRAPHIC]

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%,which declines over 5 years

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                   6-Month(2)  1-Year    Since Inception   Inception Date
                                   ----------  --------  ----------------  --------------
CLASS A SHARES  Net Asset Value(3)    6.29%      31.27%       28.77%          3/1/03
                With Sales Charge     0.44%      24.08%       25.46%

CLASS B SHARES  Net Asset Value(3)    5.85%      30.24%       27.81%          3/1/03
                With Sales Charge     0.85%      25.24%       26.42%

CLASS C SHARES  Net Asset Value(3)    5.91%      30.38%       27.94%          3/1/03
                With Sales Charge     4.91%      29.38%       27.94%

NAREIT All REIT Index(4)              6.11%      32.27%       30.10%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: 1.11% (1-year), 23.55% (since inception)

Class B Shares: 1.26% (1-year), 24.53% (since inception)

Class C Shares: 5.30% (1-year), 26.12% (since inception)

PORTFOLIO COMPOSITION(5)

 As of
4/30/05

[PIE CHART]

                     As of    As of
                    4/30/05  10/31/04  Change
                    -------  --------  ------
Industrial/Office     26%       26%      0%
Retail                26%       25%     +1%
Residential           11%       13%     -2%
Common Stocks          7%        6%     +1%
Lodging/Resorts        6%        5%     +1%
Specialty              6%        5%     +1%
Diversified            4%        4%      0%
Health Care            4%        4%      0%
Self Storage           3%        3%      0%
Mortgage/Financial     2%        2%      0%
Cash Equivalents       5%        7%     -2%

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower.

2     Periods of less than one year are not annualized.

3     Net asset value is not adjusted for sales charge.

PORTFOLIO MANAGER
Richard E. Helm, CFA                                         Equity Income Fund*
WM Advisors, Inc.

(5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration.

* As of 8/1/00, the WM Bond & Stock Fund became the WM Equity Income Fund, and the Fund's objectives and strategies changed. This information should be considered when reviewing past performance. Please see the prospectus for detailed information.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                   6-Month(2)  1-Year   5-Year   10-Year   Since Inception  Inception Date
                                   ----------  -------  -------  --------  ---------------  --------------
CLASS A SHARES  Net Asset Value(3)    8.04%     14.97%   10.27%    11.56%       9.02%          5/31/39
                With Sales Charge     2.08%      8.65%    9.02%    10.93%       8.92%

CLASS B SHARES  Net Asset Value(3)    7.58%     13.97%    9.29%    10.81%      10.81%          3/30/94
                With Sales Charge     2.58%      8.97%    9.01%    10.81%      10.81%

CLASS C SHARES  Net Asset Value(3)    7.68%     14.17%       -         -        8.89%           3/1/02
                With Sales Charge     6.68%     13.17%       -         -        8.89%

S&P 500/Barra Value Index(4)          3.51%      9.72%    1.65%    10.36%          -

S&P 500(4)                            3.28%      6.32%   -2.94%    10.26%      11.55%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: 06.54% (1-year), 9.07% (5-year), 11.26% (10-year), 8.94%
(since inception)

Class B Shares: 6.70% (1-year), 9.05% (5-year), 11.14%(10-year), 10.93% (since inception)

Class C Shares: 10.83% (1-year), 9.31% (since inception)

PORTFOLIO COMPOSITION(5)

 As of
4/30/05

[PIE CHART]

                             As of    As of
                            4/30/05  10/31/04  Change
                            -------  --------  ------
Financials                    25%       23%      +2%
Consumer Discretionary        12%       14%      -2%
Energy                         9%        9%       0%
Industrials                    8%        8%       0%
Health Care                    7%        5%      +2%
Information Technology         7%        8%      -1%
Consumer Staples               6%        7%      -1%
REITs                          5%        7%      -2%
Utilities                      5%        4%      +1%
Materials                      3%        4%      -1%
Telecommunication Services     3%        2%      +1%
Convertible Securities         2%        1%      +1%
U.S. Treasuries                2%        0%      +2%
Corporate Bonds                1%        1%       0%
Cash Equivalents               5%        7%      -2%

4 The National Association of Real Estate Investment Trust (NAREIT) All REIT Index reflects the aggregate performance of all publicly traded REITs that own, develop, and manage properties. The S&P 500/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P
      500. The S&P 500 is a broad-based index intended to represent the U.S. equity market. Returns shown for the indices assume reinvestment of all dividends and distributions. Since-inception returns shown for the NAREIT AII REIT Index are calculated from 2/28/03. Since-inception returns shown for the S&P 500 are calculated from 5/31/39. Indices are unmanaged, and individuals cannot invest directly in an index.

5     May not reflect the current portfolio composition.

                                                         PORTFOLIO MANAGER
Growth & Income Fund                                     Stephen Q. Spencer, CFA
                                                         WM Advisors, Inc.

[GRAPHIC]

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                    6-Month(2)  1-Year   5-Year   10-Year   Since Inception  Inception Date
                                    ----------  -------  -------  --------  ---------------  --------------
CLASS A SHARES  Net Asset Value(3)     4.05%      4.10%    0.44%    10.40%       10.12%         10/31/49
                With Sales Charge     -1.66%     -1.62%   -0.69%     9.77%       10.00%

CLASS B SHARES  Net Asset Value(3)     3.54%      3.04%   -0.53%     9.65%       10.07%          3/30/94
                With Sales Charge     -1.46%     -1.96%   -0.94%     9.65%       10.07%

CLASS C SHARES  Net Asset Value(3)     3.54%      3.08%       -         -         2.79%           3/1/02
                With Sales Charge      2.54%      2.08%       -         -         2.79%

S&P 500(4)                             3.28%      6.32%   -2.94%    10.26%       11.99%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: -0.32% (1-year), -0.46% (5-year), 10.18% (10-year), 10.04%
(since inception)

Class B Shares: -0.55% (1-year), -0.69% (5-year), 10.05% (10-year), 10.28%
(since inception)

Class C Shares: 3.42% (1-year), 3.33% (since inception)

PORTFOLIO COMPOSITION (5)

As of
4/30/05

[PIE CHART]

                             As of     As of
                            4/30/05  10/31/04  Change
                            -------  --------  ------
Financials                    23%       24%      -1%
Industrials                   13%       10%      +3%
Health Care                   12%       13%      -1%
Information Technology        12%       13%      -1%
Consumer Discretionary        11%       12%      -1%
Consumer Staples              10%       10%       0%
Energy                         8%        8%       0%
Utilities                      5%        3%      +2%
Materials                      1%        0%      +1%
Telecommunication Services     1%        1%       0%
Cash Equivalents               4%        6%      -2%

1 Performance reflects ongoing fund expenses, which may have been waived,and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The West Coast Equity Fund's performance in 1997 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

2     Periods of less than one year are not annualized.

3     Net asset value is not adjusted for sales charge.

PORTFOLIO MANAGER
Philip M.Foreman, CFA                                     West Coast Equity Fund
WM Advisors, Inc.

(5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

West Coast Equity Fund: Small-cap and mid-cap stocks may have additional risks, including greater price volatility. There may be additional investment risks due to the Fund's concentration in the West Coast region of the United States.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                     6-Month(2)  1-Year   5-Year   10-Year   Since Inception  Inception Date
                                     ----------  -------  -------  --------  ---------------  --------------
CLASS A SHARES   Net Asset Value(3)     1.69%      6.47%    3.67%    15.69%      14.41%         11/24/86
                 With Sales Charge     -3.90%      0.61%    2.50%    15.04%      14.05%

CLASS B SHARES   Net Asset Value(3)     1.22%      5.47%    2.70%    14.87%      14.12%          3/30/94
                 With Sales Charge     -3.78%      0.47%    2.34%    14.87%      14.12%

CLASS C SHARES   Net Asset Value(3)     1.27%      5.55%       -         -        4.75%           3/1/02
                 With Sales Charge      0.27%      4.55%       -         -        4.75%

Russell 3000(R) Index(4)                3.69%      6.97%   -2.21%    10.27%      11.10%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: 1.03% (1-year), 1.81% (5-year), 15.82% (10-year), 14.36% (since inception)

Class B Shares: 0.94% (1-year), 1.65% (5-year), 15.65% (10-year), 14.64% (since inception)

Class C Shares: 5.02% (1-year), 6.24% (since inception)

PORTFOLIO COMPOSITION(5)

As of
4/30/05

[PIE CAHART]

                             As of     As of
                            4/30/05  10/31/04  Change
                            -------  --------  ------
Financials                    18%       19%      -1%
Information Technology        16%       17%      -1%
Health Care                   15%       12%      +3%
Industrials                   15%       15%       0%
Consumer Discretionary        14%       16%      -2%
Energy                         7%        7%       0%
Consumer Staples               4%        3%      +1%
Materials                      3%        3%       0%
REITs                          3%        2%      +1%
Telecommunication Services     1%        1%       0%
Cash Equivalents               4%        5%      -1%

4 The S&P 500 is a broad-based index intended to represent the U.S. equity market. The Russell 3000(R) Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Returns shown for the indices assume reinvestment of all dividends and distributions. Since-inception returns shown for the S&P 500 are calculated from 10/31/49. Since-inception returns shown for the Russell 3000(R) Index are calculated from 11/30/86. Indices are unmanaged, and individuals cannot invest directly in an index.

5     May not reflect the current portfolio composition.

                                                               PORTFOLIO MANAGER
Mid Cap Stock Fund                                             Daniel R. Coleman
                                                               WM Advisors, Inc.

[GRAPHIC]

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                    6-Month(2)  1-Year   5-Year   Since Inception  Inception Date
                                    ----------  -------  -------  ---------------  --------------
CLASS A SHARES  Net Asset Value(3)    5.83%       9.28%   10.83%       13.04%           3/1/00
                With Sales Charge     0.02%       3.28%    9.57%       11.81%

CLASS B SHARES  Net Asset Value(3)    5.29%       8.21%    9.81%       11.97%           3/1/00
                With Sales Charge     0.29%       3.21%    9.53%       11.97%

CLASS C SHARES  Net Asset Value(3)    5.35%       8.33%       -         7.85%           3/1/02
                With Sales Charge     4.35%       7.33%       -         7.85%

S&P MidCap 400(4)                     5.68%       9.74%    6.78%        7.49%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: 5.34% (1-year), 10.35% (5-year), 12.66% (since inception)

Class B Shares: 5.35% (1-year), 10.30% (5-year), 12.85% (since inception)

Class C Shares: 9.47% (1-year), 9.13% (since inception)

PORTFOLIO COMPOSITION(5)

As of
4/30/05

[PIE CHART]

                             As of     As of
                            4/30/05  10/31/04  Change
                            -------  --------  ------
Financials                    17%      18%       -1%
Consumer Discretionary        14%      15%       -1%
Industrials                   14%      13%       +1%
Health Care                   11%       9%       +2%
Information Technology        11%      13%       -2%
Energy                         9%       7%       +2%
Utilities                      6%       5%       +1%
Materials                      5%       4%       +1%
Consumer Staples               3%       4%       -1%
REITs                          2%       2%        0%
Telecommunication Services     0%       1%       -1%
Cash Equivalents               8%       9%       -1%

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Growth Fund's performance between 1999 and 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

2     Periods of less than one year are not annualized.

3     Net asset value is not adjusted for sales charge.

PORTFOLIO MANAGERS                                                   Growth Fund
Alan Blake, CFA         E. Marc Pinto, CFA        Jane Putnam, CFA
Salomon Brothers Asset Janus Capital Management OppenheimerFunds, Inc. Management, Inc.

(5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Mid Cap Stock Fund: Small-cap and mid-cap stocks may have additional risks, including greater price volatility. Growth Fund: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                     6-Month(2)  1-Year   5-Year   10-Year  Since Inception  Inception Date
                                     ----------  ------   -------  -------  ---------------  --------------
CLASS A SHARES   Net Asset Value(3)     1.81%      3.31%  -14.00%   9.04%        9.75%          4/5/93
                 With Sales Charge     -3.79%     -2.38%  -14.97%   8.42%        9.24%

CLASS B SHARES   Net Asset Value(3)     1.32%      2.34%  -14.74%   8.36%        9.59%          7/1/94
                 With Sales Charge     -3.68%     -2.66%  -15.51%   8.36%        9.59%

CLASS C SHARES   Net Asset Value(3)     1.52%      2.62%       -       -        -0.35%          3/1/02
                 With Sales Charge      0.52%      1.62%       -       -        -0.35%

Russell 1000(R) Growth Index(4)         1.14%      0.40%  -10.75%   7.71%        7.90%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: -3.04% (1-year), -16.31% (5-year), 8.96% (10-year), 9.45% (since inception)

Class B Shares: -3.32% (1-year), -16.90% (5-year), 8.90% (10-year), 9.83% (since inception)

Class C Shares: 0.89% (1-year), 0.15% (since inception)

PORTFOLIO COMPOSITION(5)

As of
4/30/05

[PIE CHART]

                             As of    As of
                            4/30/05  10/31/04  Change
                            -------  --------  ------
Information Technology        25%      24%       +1%
Health Care                   21%      18%       +3%
Consumer Discretionary        20%      18%       +2%
Industrials                   10%      12%       -2%
Financials                     9%       9%        0%
Consumer Staples               7%       7%        0%
Energy                         3%       5%       -2%
Materials                      2%       2%        0%
Telecommunication Services     1%       1%        0%
Cash Equivalents               2%       4%       -2%

4 The S&P MidCap 400 is a weighted index of the common stocks of 400 mid-size companies. The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Returns shown for the indices assume reinvestment of all dividends and distributions. Since-inception returns shown for the S&P MidCap 400 are calculated from 2/29/00. Since-inception returns shown for the Russell 1000(R) Growth Index are calculated from 3/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

5     May not reflect the current portfolio composition.

                                                           PORTFOLIO MANAGER
Small Cap Value Fund                                       David W. Simpson, CFA
                                                           WM Advisors, Inc.

[GRAPHIC]

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                    6-Month(2)  1-Year   Since Inception  Inception Date
                                    ----------  ------   ---------------  --------------
CLASS A SHARES  Net Asset Value(3)     8.95%     21.54%      14.97%           3/1/04
                With Sales Charge      2.95%     14.90%       9.58%

CLASS B SHARES  Net Asset Value(3)     8.55%     20.44%      13.98%           3/1/04
                With Sales Charge      3.55%     15.43%       9.79%

CLASS C SHARES  Net Asset Value(3)     8.45%     20.55%      14.07%           3/1/04
                With Sales Charge      6.45%     18.55%      14.07%

Russell 2000(R) Value Index(4)         1.52%      9.80%       4.75%


Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: 13.00% (1-year), 13.79% (since inception)

Class B Shares: 13.45% (1-year), 14.31% (since inception)

Class C Shares: 16.65% (1-year), 19.02% (since inception)

PORTFOLIO COMPOSITION(5)

As of
4/30/05

[PIE CHART]

                             As of    As of
                            4/30/05  10/31/04  Change
                            -------  --------  ------
Industrials                   14%      15%       -1%
Energy                        13%      14%       -1%
Materials                     13%      10%       +3%
Consumer Discretionary         9%       8%       +1%
Financials                     9%      11%       -2%
Information Technology         9%       9%        0%
Health Care                    7%       3%       +4%
Consumer Staples               6%       7%       -1%
Options                        5%       3%       +2%
REITs                          5%       7%       -2%
Telecommunication Services     2%       3%       -1%
Utilities                      1%       2%       -1%
Cash Equivalents               7%       8%       -1%

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Small Cap Growth Fund's performance between 1998 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

2     Periods of less than one year are not annualized.

3     Net asset value is not adjusted for sales charge.

PORTFOLIO MANAGERS
Growth-Equity Group           James W. Oberweis, CFA       Small Cap Growth Fund
Delaware Management Company   Oberweis Asset Management

(5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Small-cap and mid-cap stocks may have additional risks, including greater price volatility. Small Cap Value Fund: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                     6-Month(2)   1-Year    5-Year   10-Year   Since Inception   Inception Date
                                     ----------   ------    ------   -------   ---------------   --------------
CLASS A SHARES  Net Asset Value(3)      -9.39%    -15.62%   -10.69%    5.05%         6.94%          7/18/90
                With Sales Charge      -14.39%    -20.24%   -11.69%    4.45%         6.53%

CLASS B SHARES  Net Asset Value(3)      -9.95%    -16.57%   -11.60%    4.32%         5.11%           7/1/94
                With Sales Charge      -14.95%    -21.57%   -12.27%    4.32%         5.11%

CLASS C SHARES  Net Asset Value(3)      -9.75%    -16.25%        -        -         -2.98%           3/1/02
                With Sales Charge      -10.75%    -17.25%        -        -         -2.98%

Russell 2000(R) Growth Index(4)         -1.98%     -0.55%    -5.83%    4.95%         6.73%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: -19.38% (1-year), -14.20% (5-year), 5.23% (10-year), 7.18%
  (since inception)

Class B Shares: -20.62% (1-year), -14.85% (5-year), 5.11% (10-year), 5.97%
  (since inception)

Class C Shares: -16.45% (1-year), -0.37% (since inception)

PORTFOLIO COMPOSITION(5)

As of
4/30/05

[PIE CHART]

                                As of         As of
                               4/30/05       10/31/04        Change
                               --------      ---------       -------
Health Care                       28%           22%             +6%
Consumer Discretionary            17%           15%             +2%
Industrials                       11%           12%             -1%
Internet Software & Services       9%            8%             +1%
Financials                         6%            8%             -2%
Semiconductors &
Semiconductor Equipment            6%            2%             +4%
Communications Equipment           4%            4%              0%
Consumer Staples                   4%            4%              0%
Energy                             4%            3%             +1%
Computers & Peripherals            2%            1%             +1%
IT Services                        2%            2%              0%
Software                           2%           11%             -9%
Electronic Equipment &
Instruments                        0%            4%             -4%
Materials                          0%            3%             -3%
Telecommunication Services         0%            1%             -1%
Cash Equivalents                   5%            0%             +5%

4 The Russell 2000(R) Value Index measures the performance of those Russell 2000(R) Index securities with lower price-to-book ratios and lower forecasted growth values. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) Index securities with higher price-to-book ratios and higher forecasted growth values. Returns shown for the indices assume reinvestment of all dividends and distributions. Since-inception returns shown for the Russell 2000(R) Value Index are calculated from 2/29/04. Since-inception returns shown for the Russell 2000(R) Growth Index are calculated from 7/31/90. Indices are unmanaged, and individuals cannot invest directly in an index.

5     May not reflect the current portfolio composition.

                                                  PORTFOLIO MANAGER
International Growth Fund                         International Equity Team
                                                  Capital Guardian Trust Company

[GRAPHIC]

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 5.5% (for the International Growth Fund) or 3.5% (for the Short Term Income Fund); Class B shares:

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                      6-Month(2)   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                      ----------   ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(3)      5.67%      8.98%    -3.90%   3.23%          2.64%           7/18/90
                 With Sales Charge      -0.19%      2.98%    -4.99%   2.65%          2.25%

CLASS B SHARES   Net Asset Value(3)      5.11%      7.81%    -4.87%   2.53%          2.02%            7/1/94
                 With Sales Charge       0.11%      2.81%    -5.36%   2.53%          2.02%

CLASS C SHARES   Net Asset Value(3)      5.22%      7.93%        -       -           6.97%            3/1/02
                 With Sales Charge       4.22%      6.93%        -       -           6.97%

Morgan Stanley Capital
International EAFE Index(4)              8.95%     15.42%    -0.19%   5.10%          5.27%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: 2.19% (1-year), -5.41% (5-year), 3.24% (10-year), 2.44% (since inception)

Class B Shares: 1.86% (1-year), -5.78% (5-year), 3.13% (10-year), 2.28% (since inception)

Class C Shares: 6.24% (1-year), 8.10% (since inception)

GEOGRAPHIC BREAKDOWN(5)

As of
4/30/05

[PIE CHART]

                    As of      As of
                   4/30/05    10/31/04    Change
                   -------    --------    ------
Japan                24%          22%       +2%
United Kingdom       15%          18%       -3%
France               11%          11%        0%
Switzerland           9%          10%       -1%
Netherlands           8%           8%        0%
Germany               5%           5%        0%
Spain                 5%           4%       +1%
Canada                4%           4%        0%
Australia             2%           3%       -1%
Hong Kong             2%           2%        0%
South Korea           1%           1%        0%
Sweden                1%           1%        0%
Other Countries       9%           7%       +2%
Cash Equivalents      4%           4%        0%

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Short Term Income Fund's performance between 1995 and 2005 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

2     Periods of less than one year are not annualized.

3     Net asset value is not adjusted for sales charge.

PORTFOLIO MANAGER
Craig V. Sosey                                            Short Term Income Fund
WM Advisors, Inc.

contingent deferred sales charge of 5% (for the International Growth Fund), which declines over 5 years (5-5-4-3-2-0%), or 4% (for the Short Term Income
Fund), which declines over 4 years (4-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge. International Growth Fund: International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. Short Term Income Fund:
Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                      6-Month(2)   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                      ----------   ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(3)     -0.03%      1.66%    5.31%    5.35%          4.76%           11/1/93
                 With Sales Charge      -3.67%     -2.05%    4.58%    4.99%          4.44%

CLASS B SHARES   Net Asset Value(3)     -0.40%      0.90%    4.55%    4.72%          4.54%            7/1/94
                 With Sales Charge      -4.39%     -3.10%    4.55%    4.72%          4.54%

CLASS C SHARES   Net Asset Value(3)     -0.40%      0.90%       -        -           2.76%            3/1/02
                 With Sales Charge      -1.40%     -0.11%       -        -           2.76%

Citigroup Broad Investment-Grade
Credit 1-3 Years Index(4)                0.09%      1.81%    6.06%    6.21%          5.96%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: -4.04% (1-year), 4.44% (5-year), 5.01% (10-year), 4.40% (since inception)

Class B Shares: -5.21% (1-year), 4.41% (5-year), 4.74% (10-year), 4.51% (since inception)

Class C Shares: -2.22% (1-year), 2.61% (since inception)

PORTFOLIO COMPOSITION(5)

As of
4/30/05

[PIE CHART]

                                    As of      As of
                                   4/30/05   10/31/04   Change
                                   -------   --------   ------
Domestic Corporate Bonds             53%        53%        0%
Mortgage-Backed Bonds                16%        11%       +5%
U.S. Government Agency               10%        13%       -3%
Asset-Backed Bonds                    5%         7%       -2%
Foreign Corporate Bonds (U.S. $)      4%         4%        0%
U.S. Treasuries                       4%         4%        0%
Cash Equivalents                      8%         8%        0%

4 The Morgan Stanley Capital International (MSCI) EAFE Index is a broad-based, capitalization-weighted index of equity markets representing 21 countries in Europe, Australasia, and the Far East. The Citigroup Broad Investment-Grade Credit 1-3 Years Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities, with maturities between one and three years. Returns shown for the indices assume reinvestment of all dividends and distributions. Since-inception returns shown for the MSCI EAFE Index are calculated from 7/31/90. Since-inception returns shown for the Citigroup Broad Investment-Grade Credit 1-3 Years Index are calculated from 10/31/93. Indices are unmanaged, and individuals cannot invest directly in an index.

5     May not reflect the current portfolio composition.

                                                              PORTFOLIO MANAGER
U.S. Government Securities Fund                               Craig V. Sosey
                                                              WM Advisors, Inc.

[GRAPHIC]

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                     6-Month(2)   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                     ----------   ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(3)     1.02%      4.32%    6.05%    6.26%           7.79%           5/4/84
                 With Sales Charge     -3.51%     -0.41%    5.07%    5.77%           7.56%

CLASS B SHARES   Net Asset Value(3)     0.65%      3.57%    5.29%    5.59%           5.56%          3/30/94
                 With Sales Charge     -4.35%     -1.43%    4.96%    5.59%           5.56%

CLASS C SHARES   Net Asset Value(3)     0.57%      3.50%       -        -            3.14%           3/1/02
                 With Sales Charge     -0.43%      2.50%       -        -            3.14%

Citigroup Mortgage Index(4)             1.43%      5.67%    7.09%    6.98%           9.36%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: -3.03% (1-year), 4.85% (5-year), 5.81% (10-year), 7.53% (since inception)

Class B Shares: -4.17% (1-year), 4.73% (5-year), 5.62% (10-year), 5.50% (since inception)

Class C Shares: -0.14% (1-year), 2.90% (since inception)

PORTFOLIO COMPOSITION(5)

As of
4/30/05

[PIE CHART]

                         As of     As of
                        4/30/05  10/31/04    Change
                        -------  --------    ------
FHLMC                     31%       34%        -3%
FNMA                      30%       27%        +3%
CMOs                      17%       17%         0%
GNMA                       9%       10%        -1%
U.S. Treasuries            6%        6%         0%
U.S. Government Agency     4%        3%        +1%
Cash Equivalents           3%        3%         0%

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The U.S. Government Securities Fund's performance between 1998 and 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. On 3/1/04, the investment policies of the Fund were modified. As a result, the Fund's performance for periods prior to that date may not be representative of the performance it would have achieved had its current investment policies been in place. The Income Fund's performance in 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

2    Periods of less than one year are not annualized.

3    Net asset value is not adjusted for sales charge.

PORTFOLIO MANAGERS
Gary J. Pokrzywinski, CFA and                                        Income Fund
John R. Freidl, CFA
WM Advisors, Inc.

(5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. U.S. Government Securities Fund: Neither the principal of government bond funds nor their yields are guaranteed by the U.S. government. Income Fund: Lower-rated securities are subject to additional credit and default risks.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                     6-Month(2)   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                     ----------   ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(3)     0.40%      4.97%    7.42%    7.33%           8.54%         12/15/75
                 With Sales Charge     -4.16%      0.22%    6.42%    6.84%           8.37%

CLASS B SHARES   Net Asset Value(3)     0.04%      4.21%    6.65%    6.69%           6.54%          3/30/94
                 With Sales Charge     -4.96%     -0.79%    6.34%    6.69%           6.54%

CLASS C SHARES   Net Asset Value(3)     0.05%      4.21%       -        -            5.53%           3/1/02
                 With Sales Charge     -0.95%      3.21%       -        -            5.53%

Citigroup Broad Investment-Grade
Bond Index(4)                           1.01%      5.39%    7.52%    7.16%              -

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: -3.37% (1-year), 6.16% (5-year), 6.95% (10-year), 8.37% (since inception)

Class B Shares: -4.56% (1-year), 6.05% (5-year), 6.78% (10-year), 6.52% (since inception)

Class C Shares: -0.56% (1-year), 5.44% (since inception)

PORTFOLIO COMPOSITION(5)

As of
4/30/05

[PIE CHART]

                             As of       As of
                            4/30/05    10/31/04   Change
                            -------    --------   ------
Domestic Corporate Bonds      57%         57%        0%
Mortgage-Backed Bonds         22%         23%       -1%
Foreign Corporate
Bonds (U.S. $)                 7%          6%       +1%
U.S. Treasuries                7%          6%       +1%
Foreign Government
Bonds (U.S. $)                 2%          2%        0%
Cash Equivalents               5%          6%       -1%

4 The Citigroup Mortgage Index represents the mortgage-backed securities component of Citigroup's Broad Investment-Grade Bond Index. It consists of 30-and 15-year agency-issued (GNMA, FNMA, and FHLMC) pass-through securities as well as FNMA and FHLMC balloon mortgages. The Citigroup Broad Investment-Grade Bond Index measures the performance of bonds, including U.S. and non-U.S. corporate securities and non-U.S. sovereign and provincial securities. It includes institutionally traded U.S. Treasury, government-sponsored, mortgage, asset-backed, and investment-grade securities. Returns shown for the indices assume reinvestment of all dividends and distributions. Since-inception returns shown for the Citigroup Mortgage Index are calculated from 4/30/84. Indices are unmanaged, and individuals cannot invest directly in an index.

5    May not reflect the current portfolio composition.

                                                       PORTFOLIO MANAGER
High Yield Fund                                        Gary J. Pokrzywinski, CFA
                                                       WM Advisors, Inc.

[GRAPHIC]

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                        6-Month(2)   1-Year   5-Year   Since Inception   Inception Date
                                        ----------   ------   ------   ---------------   --------------
CLASS A SHARES   Net Asset Value(3)        0.43%      7.33%    7.35%        6.77%            4/8/98
                 With Sales Charge        -4.09%      2.49%    6.36%        6.08%

CLASS B SHARES   Net Asset Value(3)        0.06%      6.52%    6.57%        6.15%            5/5/98
                 With Sales Charge        -4.95%      1.52%    6.26%        6.15%

CLASS C SHARES   Net Asset Value(3)        0.07%      6.53%       -        10.47%            3/1/02
                 With Sales Charge        -0.93%      5.53%       -        10.47%

Citigroup High Yield Market Index(4)      -0.31%      6.09%    7.09%        4.81%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: -0.06% (1-year), 6.62% (5-year), 6.21% (since inception)

Class B Shares: -1.16% (1-year), 6.53% (5-year), 6.30% (since inception)

Class C Shares:  2.86% (1-year), 10.93% (since inception)

PORTFOLIO COMPOSITION(5)

As of
4/30/05

[PIE CHART]

                            As of      As of
                           4/30/05    10/31/04    Change
                           -------    --------    ------
Domestic Corporate Bonds     81%         79%        +2%
Equities                      8%          8%         0%
Foreign Corporate
Bonds (U.S. $)                6%          6%         0%
Foreign Government
Bonds (U.S. $)                5%          5%         0%
Cash Equivalents              0%          2%        -2%

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The High Yield Fund's performance between 1998 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. The Tax-Exempt Bond Fund's performance in 2000 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

2    Periods of less than one year are not annualized.

3    Net asset value is not adjusted for sales charge.

PORTFOLIO MANAGER
Thomas M. Byron                                             Tax-Exempt Bond Fund
Van Kampen Asset Management

redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise.

High Yield Fund: Lower-rated securities are subject to additional credit and default risks. International investing involves increased risks due to currency fluctuations, political or social instability, and differences in accounting standards. REIT securities are subject to risk factors associated with the real estate industry and tax factors of REIT registration. Tax-Exempt Bond Fund: A portion of the Fund's income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                           6-Month(2)   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                           ----------   ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(3)           1.57%      6.44%    6.55%    5.64%         5.98%             1/3/77
                 With Sales Charge           -2.94%      1.59%    5.57%    5.16%         5.81%

CLASS B SHARES   Net Asset Value(3)           1.20%      5.66%    5.77%    4.98%         5.06%            3/30/94
                 With Sales Charge           -3.80%      0.65%    5.45%    4.98%         5.06%

CLASS C SHARES   Net Asset Value(3)           1.20%      5.66%       -        -          4.55%             3/1/02
                 With Sales Charge            0.20%      4.66%       -        -          4.55%

Lehman Brothers Municipal Bond Index(4)       1.95%      6.82%    7.03%    6.48%            -

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: -2.71% (1-year), 5.07% (5-year), 4.98% (10-year), 5.77% (since inception)

Class B Shares: -3.83% (1-year), 4.93% (5-year), 4.81% (10-year), 4.94% (since inception)

Class C Shares:  0.18% (1-year), 4.14% (since inception)

PORTFOLIO COMPOSITION(5,6)

As of
4/30/05

[PIE CHART]

                   As of     As of
                  4/30/05   10/31/04   Change
                  -------   --------   ------
Aaa                  72%       73%       -1%
Aa                   18%       19%       -1%
A                     4%        4%        0%
Baa                   3%        2%       +1%
Ba or lower           0%        1%       -1%
Not Rated/Other       3%        1%       +2%

4 The Citigroup High Yield Market Index measures the performance of below-investment-grade debt issued by corporations domiciled in the U.S. or Canada. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Returns shown for the indices assume reinvestment of all dividends and distributions. Since-inception returns shown for the Citigroup High Yield Market Index are calculated from 3/31/98. Indices are unmanaged, and individuals cannot invest directly in an index.

5    May not reflect the current portfolio composition.

6 Ratings are provided by Moody's Investors Service (Moody's). If an issue is not rated by Moody's, its Standard & Poor's rating is converted to the equivalent Moody's rating and incorporated (non-rated issues are not classified by either rating service). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

                                                     PORTFOLIO MANAGER
California Municipal Fund                            Joseph A. Piraro
                                                     Van Kampen Asset Management

[GRAPHIC]

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower than the data shown, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. A sales charge may apply as follows: Class A shares: maximum up-front sales charge of 4.5%; Class B shares: contingent deferred sales charge of 5%, which declines over 5 years

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                            6-Month(2)   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                            ----------   ------   ------   -------   ---------------   --------------
CLASS A SHARES   Net Asset Value(3)            2.21%      7.75%    6.60%    6.08%           6.41%          7/25/89
                 With Sales Charge            -2.41%      2.92%    5.62%    5.60%           6.10%

CLASS B SHARES   Net Asset Value(3)            1.83%      6.96%    5.81%    5.45%           5.55%           7/1/94
                 With Sales Charge            -3.17%      1.96%    5.49%    5.45%           5.55%

CLASS C SHARES   Net Asset Value(3)            1.83%      6.96%       -        -            4.43%           3/1/02
                 With Sales Charge             0.83%      5.96%       -        -            4.43%

Lehman Brothers Municipal Bond Index(4)        1.95%      6.82%    7.03%    6.48%           6.92%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares: -1.40% (1-year), 5.11% (5-year), 5.44% (10-year), 6.02% (since inception)

Class B Shares: -2.49% (1-year), 4.98% (5-year), 5.29% (10-year), 5.43% (since inception)

Class C Shares:  1.51% (1-year), 4.00% (since inception)

PORTFOLIO COMPOSITION(5,6)

As of
4/30/05

[PIE CHART]

                   As of      As of
                  4/30/05   10/31/04   Change
                  -------   --------   ------
Aaa                 70%        68%       +2%
Aa                   4%         4%        0%
A                    6%         9%       -3%
Baa                 12%        11%       +1%
Not Rated/Other      8%         8%        0%

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The California Municipal Fund's performance between 1995 and 1999 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses. The California Insured Intermediate Municipal Fund's performance between 1995 and 2003 benefited from the agreement of WM Advisors and its affiliates to limit the Fund's expenses.

2    Periods of less than one year are not annualized.

3    Net asset value is not adjusted for sales charge.

PORTFOLIO MANAGER
Joseph A. Piraro                  California Insured Intermediate Municipal Fund
Van Kampen Asset Management

(5-5-4-3-2-0%); Class C shares: contingent deferred sales charge of 1% on redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

Fixed-income investments are subject to interest rate risk, and their value will decline as interest rates rise. A portion of the Funds' income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                          6-Month(2)   1-Year   5-Year   10-Year   Since Inception   Inception Date
                                          ----------   ------   ------   -------   ---------------   --------------
CLASS A SHARES  Net Asset Value(3)           0.66%      4.76%    5.61%    5.39%           5.69%          4/4/94
                With Sales Charge           -3.83%      0.07%    4.65%    4.91%           5.25%

CLASS B SHARES  Net Asset Value(3)           0.28%      3.98%    4.82%    4.76%           5.02%          7/1/94
                With Sales Charge           -4.72%     -1.02%    4.49%    4.76%           5.02%

CLASS C SHARES  Net Asset Value(3)           0.27%      3.97%       -        -            3.34%          3/1/02
                With Sales Charge           -0.73%      2.97%       -        -            3.34%

Lehman Brothers Municipal Bond Index(4)      1.95%      6.82%    7.03%    6.48%           6.52%

Average annual total returns(1) (with sales charge) as of 3/31/05:

Class A Shares:  -3.75% (1-year), 4.23% (5-year), 4.75% (10-year), 5.15% (since inception)

Class B Shares:  -4.93% (1-year), 4.07% (5-year), 4.60% (10-year), 4.91% (since inception)

Class C Shares:  -0.95% (1-year), 2.94% (since inception)

PORTFOLIO COMPOSITION(5,6)

As of
4/30/05

[PIE CHART]

              As of       As of
             4/30/05    10/31/04     Change
             -------    --------     ------
Aaa            94%         95%         -1%
Aa              2%          2%          0%
Baa             3%          2%         +1%
Not Rated       1%          1%          0%

4 The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term, investment-grade, tax-exempt bond market. Returns shown for the index assume reinvestment of all dividends and distributions. Since-inception returns shown for the index are calculated from 7/31/89 (California Municipal Fund) and 3/31/94 (California Insured Intermediate Municipal Fund). Indices are unmanaged, and individuals cannot invest directly in an index.

5    May not reflect the current portfolio composition.

6 Ratings are provided by Moody's Investors Service (Moody's). If an issue is not rated by Moody's, its Standard & Poor's rating is converted to the equivalent Moody's rating and incorporated (non-rated issues are not classified by either rating service). The ratings represent the company's opinion of the credit quality of securities and are intended to reflect the issuer's ability to pay back principal and interest.

                                                          PORTFOLIO MANAGER
Money Funds                                               Scott J. Peterson, CFA
                                                          WM Advisors, Inc.

[GRAPHIC]

Data shown is past performance and does not guarantee future results. Current performance, including the most recent month-end results, which may be higher or lower, can be obtained by calling 800-222-5852. An investment's return and principal value will fluctuate, so it may be worth more or less upon redemption. For shares of the Money Market Fund, a contingent deferred sales charge may apply as follows: Class B shares: 5%, which declines over 5 years (5-5-4-3-2-0%); Class C shares: 1% on

AVERAGE ANNUAL TOTAL RETURNS(1) AS OF APRIL 30, 2005

                                                                               Since Inception
                                     6-Month(2)   1-Year   5-Year   10-Year   of Class C Shares   Inception Date
                                     ----------   ------   ------   -------   -----------------   --------------
MONEY MARKET FUND

CLASS A SHARES  Net Asset Value(3)      0.89%      1.34%    2.26%    3.60%           N/A             11/19/79

CLASS B SHARES  Net Asset Value(3)      0.34%      0.37%    1.32%    2.80%           N/A               5/2/94
                With Sales Charge      -4.66%     -4.63%    0.94%    2.80%           N/A

CLASS C SHARES  Net Asset Value(3)      0.34%      0.38%       -        -           0.20%              3/1/02
                With Sales Charge      -0.66%     -0.63%       -        -           0.20%

TAX-EXEMPT MONEY MARKET FUND

CLASS A SHARES  Net Asset Value(3)      0.55%      0.80%    1.37%    2.22%           N/A              1/28/88

CALIFORNIA MONEY FUND

CLASS A SHARES  Net Asset Value(3)      0.58%      0.92%    1.29%    1.97%           N/A              7/10/89

FUND YIELDS(4) AS OF APRIL 30, 2005

                                      7-Day                7-Day
                                   Simple Yield       Effective Yield
                                 (Class A Shares)     (Class A Shares)
                                 ----------------     ----------------
MONEY MARKET FUND                      2.25%               2.28%

TAX-EXEMPT MONEY MARKET FUND           2.07%               2.09%

CALIFORNIA MONEY FUND                  2.16%               2.19%

Fund yields(4) as of 3/31/05:

Money Market Fund (Class A Shares): 2.10% (7-day simple yield), 2.12% (7-day effective yield)

Tax-Exempt Money Market Fund (Class A Shares): 1.35% (7-day simple yield),
  1.36% (7-day effective yield)

California Money Fund (Class A Shares): 1.43% (7-day simple yield), 1.44%
  (7-day effective yield)

1 Performance reflects ongoing fund expenses, which may have been waived, and assumes reinvestment of all dividends and capital gains. Performance does not reflect the impact of federal, state, or municipal taxes. If it did, performance would be lower. The Money Funds' performance between the following dates benefited from the agreement of WM Advisors and its affiliates to limit the Funds' expenses: 1995 and 2004 (Money Market
     Fund); 1995 and 2005 (Tax-Exempt Money Market Fund and California Money
     Fund).

2    Periods of less than one year are not annualized.

3    Net asset value is not adjusted for sales charge.

4 The 7-day simple yield is calculated based on the income generated by an investment in the Fund over a 7-day period and is expressed as an annual percentage rate. The 7-day effective yield is calculated similarly to the 7-day simple yield but assumes that income earned from the Fund's investments is reinvested and compounded.

redemptions made during the first 12 months. See the prospectus for details. Performance listed with sales charge reflects the maximum sales charge.

An investment in the Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds. A portion of the Tax-Exempt Money Market and California Money Funds' income may be subject to state and/or local taxes, and it may be subject to federal alternative minimum tax (AMT) for certain investors.

The 7-day simple yield more closely reflects current Fund earnings than the total return data.

MONEY MARKET FUND PORTFOLIO COMPOSITION(5)

                                            As of
                                           4/30/05
                                           -------
Corporate Bonds and Notes                    36%
Taxable Municipal Bonds                      28%
Medium Term Notes                            15%
Commercial Paper (Domestic and Yankee)        6%
U.S.Government Agency Obligations             4%
Certificates of Deposit (Yankee)              3%
Other                                         8%

TAX-EXEMPT MONEY MARKET FUND PORTFOLIO COMPOSITION(5)

                            As of
                           4/30/05
                           -------
Washington                   16%
California                    9%
Illinois                      9%
Arizona                       8%
Texas                         7%
Florida                       6%
Iowa                          6%
Kansas                        5%
Kentucky                      5%
Ohio                          5%
North Dakota                  4%
Colorado                      3%
Georgia                       3%
Utah                          3%
North Carolina                2%
Oklahoma                      2%
Oregon                        2%
Tennessee                     2%
Other                         3%

CALIFORNIA MONEY FUND PORTFOLIO COMPOSITION(5)

                                              As of
                                             4/30/05
                                             -------
Municipal Bonds and Notes - California         97%
Municipal Bonds and Notes - Puerto Rico         1%
Other                                           2%

5    May not reflect the current portfolio composition.

Expense Information

WM GROUP OF FUNDS

As a shareholder of the REIT Fund, Equity Income Fund, Growth & Income Fund, West Coast Equity Fund, Mid Cap Stock Fund, Growth Fund, Small Cap Value Fund, Small Cap Growth Fund, International Growth Fund, Short Term Income Fund, U.S. Government Securities Fund, High Yield Fund, Tax-Exempt Bond Fund, California Municipal Fund, California Insured Intermediate Municipal Fund, Money Market Fund, Tax-Exempt Money Market Fund or California Money Fund (the "Funds), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Class A and, if applicable, contingent deferred sales charges on redemption of shares and redemption fees and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2004 to April 30, 2005.

ACTUAL EXPENSES:

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses (rather than each Fund's actual rate of return). The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, the cost shown would have been higher.

                                                                                       HYPOTHETICAL
                                             ACTUAL EXPENSES                    (5% RETURN BEFORE EXPENSES)
                                   -----------------------------------  --------------------------------------------
                                                            EXPENSES                              EXPENSES
                                    BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                     ACCOUNT    ACCOUNT      PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                      VALUE      VALUE     11/01/2004-     VALUE       VALUE    11/01/2004-  EXPENSE
                                   11/01/2004  04/30/2005  04/30/2005   11/01/2004  04/30/2005   04/30/2005   RATIO
                                   ----------  ----------  -----------  ----------  ----------  -----------  -------
REIT Fund
Class A .........................    $1,000      $1,063      $ 6.70       $1,000      $1,018      $ 6.56      1.31%
Class B .........................     1,000       1,059       10.57        1,000       1,015       10.34      2.07%
Class C .........................     1,000       1,059       10.21        1,000       1,015        9.99      2.00%
Class I .........................     1,000       1,065        4.30        1,000       1,021        4.21      0.84%
Equity Income Fund
Class A .........................    $1,000      $1,080      $ 4.54       $1,000      $1,020      $ 4.41      0.88%
Class B .........................     1,000       1,076        9.16        1,000       1,016        8.90      1.78%
Class C .........................     1,000       1,077        8.65        1,000       1,016        8.40      1.68%
Class I .........................     1,000       1,082        2.89        1,000       1,022        2.81      0.56%
Growth & Income Fund
Class A .........................    $1,000      $1,041      $ 4.50       $1,000      $1,020      $ 4.46      0.89%
Class B .........................     1,000       1,035        9.74        1,000       1,015        9.64      1.93%
Class C .........................     1,000       1,035        9.64        1,000       1,015        9.54      1.91%
Class I .........................     1,000       1,042        2.84        1,000       1,022        2.81      0.56%
West Coast Equity Fund
Class A .........................    $1,000      $1,017      $ 4.50       $1,000      $1,020      $ 4.51      0.90%
Class B .........................     1,000       1,012        9.28        1,000       1,016        9.30      1.86%
Class C .........................     1,000       1,013        8.93        1,000       1,016        8.95      1.79%
Class I .........................     1,000       1,019        2.85        1,000       1,022        2.86      0.57%
Mid Cap Stock Fund
Class A .........................    $1,000      $1,058      $ 5.72       $1,000      $1,019      $ 5.61      1.12%
Class B .........................     1,000       1,053       10.89        1,000       1,014       10.69      2.14%
Class C .........................     1,000       1,053       10.23        1,000       1,015       10.04      2.01%
Class I .........................     1,000       1,060        4.03        1,000       1,021        3.96      0.79%

WM GROUP OF FUNDS

                                                                                                     HYPOTHETICAL
                                                           ACTUAL EXPENSES                    (5% RETURN BEFORE EXPENSES)
                                                -----------------------------------  --------------------------------------------
                                                                         EXPENSES                              EXPENSES
                                                 BEGINNING    ENDING    PAID DURING   BEGINNING    ENDING    PAID DURING
                                                  ACCOUNT     ACCOUNT     PERIOD*      ACCOUNT     ACCOUNT     PERIOD*
                                                   VALUE       VALUE    11/01/2004-     VALUE       VALUE    11/01/2004-  EXPENSE
                                                11/01/2004  04/30/2005   04/30/2005  11/01/2004  04/30/2005  04/30/2005    RATIO
                                                ----------  ----------  -----------  ----------  ----------  -----------  -------
Growth Fund
Class A ......................................    $1,000      $1,018       $ 7.21      $1,000      $1,018    $ 7.20      1.44%
Class B ......................................     1,000       1,013        11.93       1,000       1,013     11.93      2.39%
Class C ......................................     1,000       1,015        10.59       1,000       1,014     10.59      2.12%
Class I ......................................     1,000       1,022         4.16       1,000       1,021      4.16      0.83%
Small Cap Value Fund
Class A ......................................    $1,000      $1,090       $ 6.74      $1,000      $1,018    $ 6.51      1.30%
Class B ......................................     1,000       1,085        11.27       1,000       1,014     10.89      2.18%
Class C ......................................     1,000       1,084        11.27       1,000       1,014     10.89      2.18%
Class I ......................................     1,000       1,092         4.72       1,000       1,020      4.56      0.91%
Small Cap Growth Fund
Class A ......................................    $1,000      $  906       $ 7.14      $1,000      $1,017    $ 7.55      1.51%
Class B ......................................     1,000         901        12.39       1,000       1,012     13.12      2.63%
Class C ......................................     1,000         903        11.09       1,000       1,013     11.73      2.35%
Class I ......................................     1,000         909         4.64       1,000       1,020      4.91      0.98%
International Growth Fund
Class A ......................................    $1,000      $1,057       $ 7.19      $1,000      $1,018    $ 7.05      1.41%
Class B ......................................     1,000       1,051        12.61       1,000       1,012     12.37      2.48%
Class C ......................................     1,000       1,052        11.86       1,000       1,013     11.63      2.33%
Class I ......................................     1,000       1,059         4.85       1,000       1,020      4.76      0.95%
Short Term Income Fund
Class A ......................................    $1,000      $1,000       $ 4.07      $1,000      $1,021    $ 4.11      0.82%
Class B ......................................     1,000         996         7.77       1,000       1,017      7.85      1.57%
Class C ......................................     1,000         996         7.77       1,000       1,017      7.85      1.57%
Class I ......................................     1,000       1,001         2.83       1,000       1,022      2.86      0.57%
U.S. Government Securities Fund
Class A ......................................    $1,000      $1,010       $ 4.64      $1,000      $1,020    $ 4.66      0.93%
Class B ......................................     1,000       1,006         8.31       1,000       1,017      8.35      1.67%
Class C ......................................     1,000       1,006         8.16       1,000       1,017      8.20      1.64%
Class I ......................................     1,000       1,012         2.69       1,000       1,022      2.71      0.54%
Income Fund
Class A ......................................    $1,000      $1,004       $ 4.57      $1,000      $1,020    $ 4.61      0.92%
Class B ......................................     1,000       1,000         8.23       1,000       1,017      8.30      1.66%
Class C ......................................     1,000       1,000         8.18       1,000       1,017      8.25      1.65%
Class I ......................................     1,000       1,006         2.74       1,000       1,022      2.76      0.55%
High Yield Fund
Class A ......................................    $1,000      $1,004       $ 4.52      $1,000      $1,020    $ 4.56      0.91%
Class B ......................................     1,000       1,001         8.38       1,000       1,016      8.45      1.69%
Class C ......................................     1,000       1,001         8.23       1,000       1,017      8.30      1.66%
Class I ......................................     1,000       1,006         2.93       1,000       1,022      2.96      0.59%
Tax-Exempt Bond Fund
Class A ......................................    $1,000      $1,016       $ 4.40      $1,000      $1,020    $ 4.41      0.88%
Class B ......................................     1,000       1,012         8.08       1,000       1,017      8.10      1.62%
Class C ......................................     1,000       1,012         8.08       1,000       1,017      8.10      1.62%
California Municipal Fund
Class A ......................................    $1,000      $1,006       $ 4.23      $1,000      $1,021    $ 4.26      0.85%
Class B ......................................     1,000       1,022         7.97       1,000       1,017      7.95      1.59%
Class C ......................................     1,000       1,018         7.96       1,000       1,017      7.95      1.59%
California Insured Intermediate Municipal Fund
Class A ......................................    $1,000      $1,007       $ 4.28      $1,000      $1,021    $ 4.31      0.86%
Class B ......................................     1,000       1,003         8.00       1,000       1,017      8.05      1.61%
Class C ......................................     1,000       1,003         8.14       1,000       1,017      8.20      1.64%
Money Market Fund
Class A ......................................    $1,000      $1,009       $ 2.99      $1,000      $1,022    $ 3.01      0.60%
Class B ......................................     1,000       1,003         8.44       1,000       1,016      8.50      1.70%
Class C ......................................     1,000       1,003         8.44       1,000       1,016      8.50      1.70%
Class I ......................................     1,000       1,009         2.69       1,000       1,022      2.71      0.54%
Tax-Exempt Money Market Fund
Class A ......................................    $1,000      $1,006       $ 3.73      $1,000      $1,021    $ 3.76      0.75%
California Money Fund
Class A ......................................    $1,000      $1,006       $ 3.43      $1,000      $1,021    $ 3.46      0.69%

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181 days in the most recent fiscal half-year, divided by 365 days in the year (to reflect the one-half year period)

Financial Statements:
Portfolio of Investments

REIT FUND

April 30, 2005 (unaudited)

                                                                         VALUE
SHARES                                                                   (000S)
------                                                                   ------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 88.1%

   DIVERSIFIED - 4.3%
   163,000 iStar Financial Inc. ..................................      $  6,494
   127,000 Vornado Realty Trust ..................................         9,709
                                                                        --------
           Total Diversified .....................................        16,203
                                                                        --------

   HEALTH CARE - 3.7%
   280,000 Health Care Property Investors, Inc.** ................         7,179
   184,000 Healthcare Realty Trust, Inc.** .......................         7,104
                                                                        --------
           Total Health Care .....................................        14,283
                                                                        --------

   INDUSTRIAL/OFFICE - 25.8%

    INDUSTRIAL - 4.9%
   183,200 AMB Property Corporation ..............................         7,143
   291,000 ProLogis ..............................................        11,520
                                                                        --------
                                                                          18,663
                                                                        --------

    MIXED - 1.9%
   228,000 Duke Realty Corporation ...............................         6,977
                                                                        --------

    OFFICE - 19.0%
   207,000 Alexandria Real Estate Equities, Inc. .................        14,246
   143,000 Arden Realty, Inc. ....................................         5,104
   148,000 Boston Properties, Inc. ...............................         9,838
   228,000 CarrAmerica Realty Corporation ........................         7,533
   495,000 Corporate Office Properties Trust .....................        13,018
   473,000 Equity Office Properties Trust ........................        14,885
   125,000 SL Green Realty Corporation ...........................         7,625
                                                                        --------
                                                                          72,249
                                                                        --------
           Total Industrial/Office ...............................        97,889
                                                                        --------

   LODGING/RESORTS - 5.6%
   490,000 Equity Inns, Inc. .....................................         5,517
   110,500 FelCor Lodging Trust, Inc.+ ...........................         1,353
   195,000 Hospitality Properties Trust ..........................         8,147
   370,000 Host Marriott Corporation .............................         6,223
                                                                        --------
           Total Lodging/Resorts .................................        21,240
                                                                        --------

   MORTGAGE/FINANCIAL - 2.4%
   215,300 Annaly Mortgage Management, Inc.** ....................         4,117
   122,000 Friedman, Billings, Ramsey Group, Inc., Class A** .....         1,475
    70,500 Redwood Trust, Inc. ...................................         3,533
                                                                        --------
           Total Mortgage/Financial ..............................         9,125
                                                                        --------

   RESIDENTIAL - 11.3%

    APARTMENTS - 11.3%
   200,000 AvalonBay Communities, Inc. ...........................        14,400
   481,000 Equity Residential ....................................        16,523
   541,000 United Dominion Realty Trust, Inc. ....................        11,983
                                                                        --------
           Total Residential .....................................        42,906
                                                                        --------

   RETAIL - 26.4%

    REGIONAL MALLS - 16.5%
   350,000 General Growth Properties, Inc. .......................        13,689
   261,000 Macerich Company ......................................        15,738
   253,000 Mills Corporation .....................................        14,456
   288,000 Simon Property Group, Inc. ............................        19,028
                                                                        --------
                                                                          62,911
                                                                        --------

    SHOPPING CENTERS - 9.9%
   313,000 Developers Diversified Realty Corporation .............        13,284
   232,700 Kimco Realty Corporation ..............................        12,889
   187,000 Pan Pacific Retail Properties, Inc. ...................        11,299
                                                                        --------
                                                                          37,472
                                                                        --------
           Total Retail ..........................................       100,383
                                                                        --------

   SELF STORAGE - 2.8%
   135,000 Public Storage, Inc. ..................................         7,925
    65,000 Shurgard Storage Centers, Inc., Class A ...............         2,719
                                                                        --------
           Total Self Storage ....................................        10,644
                                                                        --------

   SPECIALTY - 5.8%
   318,000 Capital Automotive REIT ...............................        10,806
   124,500 Global Signal Inc. ....................................         3,715
   215,000 Plum Creek Timber Company, Inc. .......................         7,426
                                                                        --------
           Total Specialty .......................................        21,947
                                                                        --------
           Total REITs
             (Cost $243,988) .....................................       334,620
                                                                        --------

COMMON STOCKS - 7.0%

   CONSUMER DISCRETIONARY - 3.7%

    CONSUMER DURABLES & APPAREL - 1.8%

   228,666 D.R. Horton, Inc. .....................................         6,974
                                                                        --------

    HOTELS, RESTAURANTS & LEISURE - 1.9%
   108,000 Harrah's Entertainment, Inc.** ........................         7,087
                                                                        --------
           Total Consumer Discretionary ..........................        14,061
                                                                        --------

   FINANCIALS - 2.3%

    BANKS - 0.9%
   100,000 Countrywide Financial Corporation .....................         3,619
                                                                        --------

    INSURANCE - 1.4%
   163,700 Fidelity National Financial, Inc. .....................         5,256
                                                                        --------
           Total Financials ......................................         8,875
                                                                        --------

   INDUSTRIALS - 1.0%

    COMMERCIAL SERVICES & SUPPLIES - 1.0%
   54,000  St. Joe Company .......................................         3,758
                                                                        --------
           Total Common Stocks
            (Cost $20,433) .......................................        26,694
                                                                        --------

                       See Notes to Financial Statements.

REIT FUND

April 30, 2005 (unaudited)

          PRINCIPAL
           AMOUNT                                                        VALUE
           (000S)                                                        (000S)
          ---------                                                      ------
REPURCHASE AGREEMENT - 5.3%
  (Cost $19,961)

$   19,961  Agreement with Morgan Stanley,
             2.850% dated 04/29/2005, to be
             repurchased at $19,966,000 on
             05/02/2005 (Collateralized by U.S.
             Treasury Note, 2.000% due
             07/15/2014, market value
             $20,611,000) ................................              $ 19,961
                                                                        --------
SHORT-TERM INVESTMENT - 3.3%
  (Cost $12,539)
    12,539  Mellon GSL DBT II
             Collateral Fund++ ...........................                12,539
                                                                        --------
TOTAL INVESTMENTS (Cost $296,920*) .......................   103.7%      393,814
OTHER ASSETS (LIABILITIES) (NET) .........................    (3.7)      (14,083)
                                                             -----      --------
NET ASSETS                                                   100.0%     $379,731
                                                             =====      ========

----------

 *    Aggregate cost for federal tax purposes.

** Some or all of these securities are on loan at April 30, 2005, and have an aggregate market value of $12,272,000, representing 3.2% of the total net assets of the Fund (Collateral Value $12,539,000).

 +    Non-income producing security.

++ Represents investment purchased with cash collateral for securities loaned.

                       See Notes to Financial Statements.

Portfolio of Investments

EQUITY INCOME FUND

April 30, 2005 (unaudited)

                                                                                            VALUE
SHARES                                                                                      (000s)
------                                                                                   ------------
COMMON STOCKS - 83.5%
  CONSUMER DISCRETIONARY - 12.3%
    AUTOMOBILES & COMPONENTS - 3.3%
  448,000  Autoliv, Inc...................................................               $     19,824
  645,000  General Motors Corporation** ..................................                     17,208
  475,000  Magna International Inc., Class A .............................                     29,037
                                                                                         ------------
                                                                                               66,069
                                                                                         ------------

    CONSUMER DURABLES & APPAREL - 3.1%
  720,000  D.R. Horton, Inc.**............................................                     21,960
1,060,000  Mattel, Inc....................................................                     19,133
  253,000  NIKE Inc., Class B.............................................                     19,433
                                                                                         ------------
                                                                                               60,526
                                                                                         ------------

    HOTELS, RESTAURANTS & LEISURE - 2.5%
  260,000  Carnival Corporation**.........................................                     12,709
  363,000  Harrah's Entertainment, Inc.**.................................                     23,820
  475,000  McDonald's Corporation.........................................                     13,922
                                                                                         ------------
                                                                                               50,451
                                                                                         ------------

    RETAILING - 3.4%
  395,000  May Department Stores Company..................................                     13,857
  543,000  Neiman Marcus Group Inc., Class A .............................                     53,388
                                                                                         ------------
                                                                                               67,245
                                                                                         ------------
           Total Consumer Discretionary...................................                    244,291
                                                                                         ------------

  CONSUMER STAPLES - 5.6%
    FOOD & STAPLES RETAILING - 1.4%
  720,000  Wal-Mart de Mexico SA de CV, ADR................................                    26,621
                                                                                         ------------

    FOOD, BEVERAGE & TOBACCO - 3.1%
  405,000  Altria Group, Inc..............................................                     26,321
  460,000  ConAgra Foods, Inc.............................................                     12,305
  396,300  Diageo PLC, Sponsored ADR......................................                     23,679
                                                                                         ------------
                                                                                               62,305
                                                                                         ------------

    HOUSEHOLD & PERSONAL PRODUCTS - 1.1%
  395,000  Procter & Gamble Company.......................................                     21,389
                                                                                         ------------
           Total Consumer Staples.........................................                    110,315
                                                                                         ------------

  ENERGY - 8.6%
  757,000  Baker Hughes Inc...............................................                     33,399
  330,000  BP PLC, Sponsored ADR..........................................                     20,097
  304,000  ChevronTexaco Corporation......................................                     15,808
  203,000  ConocoPhillips Company.........................................                     21,284
  690,800  GlobalSantaFe Corporation**....................................                     23,211
  235,000  Royal Dutch Petroleum Company (F)..............................                     13,689
  195,000  Schlumberger Ltd...............................................                     13,340
  441,234  Valero Energy Corporation......................................                     30,238
                                                                                         ------------
           Total Energy...................................................                    171,066
                                                                                         ------------

  FINANCIALS - 24.8%
    BANKS - 7.3%
  828,096  Bank of America Corporation....................................                     37,297
1,181,000  North Fork Bancorporation, Inc.................................                     33,245
  720,400  TCF Financial Corporation......................................                     18,219
  560,000  U.S. Bancorp...................................................                     15,624
  657,000  Wells Fargo & Company..........................................                     39,381
                                                                                         ------------
                                                                                              143,766
                                                                                         ------------

    DIVERSIFIED FINANCIALS - 8.1%
  400,000  Allied Capital Corporation**...................................                     11,000
  875,333  Citigroup Inc..................................................                     41,106
  730,998  Countrywide Financial Corporation..............................                     26,455
  222,000  Franklin Resources, Inc........................................                     15,247
  310,000  Freddie Mac....................................................                     19,071
  647,000  JPMorgan Chase & Company.......................................                     22,962
  310,000  Morgan Stanley.................................................                     16,312
  155,000  T. Rowe Price Group, Inc.......................................                      8,551
                                                                                         ------------
                                                                                              160,704
                                                                                         ------------

    INSURANCE - 9.4%
  805,000  ACE Ltd........................................................                     34,583
  910,000  AFLAC Inc......................................................                     36,991
  595,000  Allstate Corporation...........................................                     33,415
  550,000  Fidelity National Financial, Inc...............................                     17,661
  930,000  HCC Insurance Holdings, Inc....................................                     33,080
  435,000  XL Capital Ltd., Class A.......................................                     30,581
                                                                                         ------------
                                                                                              186,311
                                                                                         ------------
           Total Financials...............................................                    490,781
                                                                                         ------------

  HEALTH CARE - 7.1%
    HEALTH CARE EQUIPMENT & SERVICES - 2.6%
  275,000  Becton Dickinson & Company.....................................                     16,093
  655,000  HCA, Inc.......................................................                     36,575
                                                                                         ------------
                                                                                               52,668
                                                                                         ------------

    PHARMACEUTICALS & BIOTECHNOLOGY - 4.5%
  500,000  Abbott Laboratories............................................                     24,580
  460,000  Johnson & Johnson..............................................                     31,570
1,207,500  Pfizer Inc.....................................................                     32,808
                                                                                         ------------
                                                                                               88,958
                                                                                         ------------
           Total Health Care..............................................                    141,626
                                                                                         ------------

  INDUSTRIALS - 7.8%
    CAPITAL GOODS - 5.6%
  266,000  Boeing Company.................................................                     15,832
  180,000  General Dynamics Corporation...................................                     18,909
  560,000  General Electric Company.......................................                     20,272
  420,000  Northrop Grumman Corporation...................................                     23,033
  340,000  PACCAR Inc.....................................................                     23,086
  355,000  Tyco International Ltd.**......................................                     11,115
                                                                                         ------------
                                                                                              112,247
                                                                                         ------------

                       See Notes to Financial Statements.

EQUITY INCOME FUND

April 30, 2005 (unaudited)

                                                                                            VALUE
 SHARES                                                                                     (000s)
 ------                                                                                  ------------
COMMON STOCKS - (CONTINUED)
  INDUSTRIALS - (CONTINUED)
    COMMERCIAL SERVICES & SUPPLIES - 0.8%
  555,000  Waste Management Inc...........................................               $     15,812
                                                                                         ------------
    TRANSPORTATION - 1.4%
  800,000  Cathay Pacific Airways Limited ADR.............................                      7,619
  277,000  United Parcel Service, Inc., Class B...........................                     19,753
                                                                                         ------------
                                                                                               27,372
                                                                                         ------------
           Total Industrials..............................................                    155,431
                                                                                         ------------

  INFORMATION TECHNOLOGY - 6.6%
    COMMUNICATIONS EQUIPMENT - 2.2%
  850,000  Harris Corporation.............................................                     23,970
1,266,000  Nokia Oyj, Sponsored ADR.......................................                     20,231
                                                                                         ------------
                                                                                               44,201
                                                                                         ------------

    COMPUTERS & PERIPHERALS - 1.5%
  805,000  Hewlett-Packard Company........................................                     16,478
  174,000  International Business Machines Corporation....................                     13,290
                                                                                         ------------
                                                                                               29,768
                                                                                         ------------

    ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
  391,000  Diebold, Inc.**................................................                    18,913
                                                                                         ------------

    SEMICONDUCTORS & SEMICONDUCTOR
      EQUIPMENT - 1.9%
  665,000  Intel Corporation..............................................                     15,641
  765,000  Microchip Technology Inc.**....................................                     21,787
                                                                                         ------------
                                                                                               37,428
                                                                                         ------------

    SOFTWARE - 0.0% +++
       77  Computer Associates International, Inc.........................                          2
                                                                                         ------------
           Total Information Technology...................................                    130,312
                                                                                         ------------

  MATERIALS - 3.4%
  295,000  Alcoa Inc......................................................                      8,561
  550,000  Cemex SA de CV, Sponsored ADR..................................                     19,800
  365,000  Dow Chemical Company...........................................                     16,765
  370,000  Monsanto Company...............................................                     21,689
                                                                                         ------------
           Total Materials................................................                     66,815
                                                                                         ------------

  TELECOMMUNICATION SERVICES - 2.6%
  340,000  Mobile TeleSystems OJSC, Sponsored ADR.........................                     11,424
  456,000  Verizon Communications Inc.....................................                     16,325
  940,000  Vodafone Group PLC, Sponsored ADR**............................                     24,571
                                                                                         ------------
           Total Telecommunication Services...............................                     52,320
                                                                                         ------------
  UTILITIES - 4.7%
1,110,000  FPL Group, Inc.................................................                     45,310
  480,000  Pinnacle West Capital Corporation..............................                     20,112
  840,000  Southern Company**.............................................                     27,678
                                                                                         ------------
           Total Utilities................................................                     93,100
                                                                                         ------------
           Total Common Stocks
             (Cost $1,370,678)............................................                  1,656,057
                                                                                         ------------

REAL ESTATE INVESTMENT TRUSTS (REITs) - 5.5%
  196,000  AMB Property Corporation ......................................                      7,642
   92,000  Arden Realty, Inc..............................................                      3,283
   77,000  CarrAmerica Realty Corporation.................................                      2,544
  180,000  Corporate Office Properties Trust..............................                      4,734
  135,000  Developers Diversified Realty Corporation......................                      5,729
   81,000  Duke Realty Corporation........................................                      2,479
  270,000  Equity Office Properties Trust.................................                      8,497
  228,000  Equity Residential.............................................                      7,832
  184,000  General Growth Properties, Inc.................................                      7,196
  276,000  Health Care Property Investors, Inc............................                      7,077
  140,000  Hospitality Properties Trust...................................                      5,849
  160,000  Host Marriott Corporation......................................                      2,691
   80,000  Kimco Realty Corporation.......................................                      4,431
   90,000  Macerich Company...............................................                      5,427
  107,000  Mills Corporation..............................................                      6,114
  193,900  Plum Creek Timber Company, Inc.................................                      6,697
  110,500  ProLogis.......................................................                      4,375
  103,000  Shurgard Storage Centers, Inc., Class A........................                      4,309
  157,000  Simon Property Group, Inc......................................                     10,373
   73,900  United Dominion Realty Trust, Inc..............................                      1,637
                                                                                         ------------
           Total REITs
             (Cost $74,184)...............................................                    108,916
                                                                                         ------------

PRINCIPAL
 AMOUNT
 (000s)
---------
CONVERTIBLE SECURITIES - 2.0%
   CONVERTIBLE BONDS AND NOTES - 2.0%

$  12,550  Continental Airlines, Inc., Conv. Sr. Note,
             5.000% due 06/15/2023........................................                     10,495
    9,000  CV Therapeutics, Inc., Conv. Sr. Sub. Deb.,
             2.000% due 05/16/2023........................................                      7,369
   10,500  deCODE genetics, Inc., Conv. Sr. Note,
             3.500% due 04/15/2011........................................                      8,387
    5,500  RadiSys Corporation, Conv. Sub. Note,
             5.500% due 08/15/2007........................................                      5,383
    8,000  TriQuint Semiconductor, Inc., Conv. Sub. Note,
             4.000% due 03/01/2007........................................                      7,670
                                                                                         ------------
           Total Convertible Securities
             (Cost $39,716)...............................................                     39,304
                                                                                         ------------

                       See Notes to Financial Statements.

EQUITY INCOME FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                                     VALUE
 (000s)                                                                                     (000s)
---------                                                                                ------------
FIXED INCOME SECURITIES - 3.3%
   U.S. TREASURY NOTES - 2.3%
$  30,000  3.000% due 12/31/2006..........................................               $     29,720
   15,000  4.250% due 11/15/2014..........................................                     15,054
                                                                                         ------------
           Total U.S. Treasury Notes
             (Cost $44,941)...............................................                     44,774
                                                                                         ------------
   CORPORATE BONDS AND NOTES - 1.0%
    1,500  Aetna Inc., Company Guarantee,
             7.625% due 08/15/2026........................................                      1,862
    1,250  American Home Products Corporation, Deb.,
             7.250% due 03/01/2023........................................                      1,481
    4,000  ERAC USA Finance Company, Note,
             7.350% due 06/15/2008++......................................                      4,342
    1,000  Medpartners Inc., Sr. Note,
             7.375% due 10/01/2006........................................                      1,039
      500  Merrill Lynch & Company, Inc., Note,
             6.375% due 10/15/2008........................................                        533
    4,000  TELUS Corporation, Note,
             8.000% due 06/01/2011........................................                      4,626
    2,000  Texas-New Mexico Power Company, Sr. Note,
             6.250% due 01/15/2009........................................                      2,103
    2,000  Time Warner Inc., Deb.,
             9.150% due 02/01/2023........................................                      2,697
    1,000  Westinghouse Electric Corporation, Deb.,
             7.875% due 09/01/2023........................................                      1,197
                                                                                         ------------
           Total Corporate Bonds and Notes
             (Cost $17,417)...............................................                     19,880
                                                                                         ------------

   COLLATERALIZED MORTGAGE OBLIGATION (CMO) - 0.0%+++
     (Cost $603)
      602  Reilly Mortgage FHA, Series 1982,
             (Partial default),
             7.430% due 08/01/2022........................................                        602++
                                                                                         ------------

   U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
     SECURITIES - 0.0% +++
     FEDERAL HOME LOAN MORTGAGE CORPORATION
     (FHLMC) - 0.0% +++
      293  6.500% due 09/01/2030..........................................                        305
      172  7.000% due 09/01/2030..........................................                        182
                                                                                         ------------
           Total U.S. Government Agency
             Mortgage-Backed Securities
             (Cost $453)..................................................                        487
                                                                                         ------------
           Total Fixed Income Securities
             (Cost $63,414)...............................................                     65,743
                                                                                         ------------

 SHARES
---------
WARRANTS - 0.0% +++
  (Cost $0)

    4,500  V2 Music Holdings PLC,
             Expires 05/07/2008+,++.......................................                          0*** ++
                                                                                         ------------

PRINCIPAL
 AMOUNT                                                                                      VALUE
 (000s)                                                                                     (000s)
---------                                                                                ------------
 REPURCHASE AGREEMENT - 5.3%
  (Cost $105,383)
$ 105,383  Agreement with Morgan Stanley,
             2.850% dated 04/29/2005, to be
             repurchased at $105,408,000 on
             05/02/2005 (Collateralized by
             U.S. Treasury Note, 2.000%
             due 07/15/2014, market value
             $108,813,000)................................................               $    105,383
                                                                                         ------------

 SHORT-TERM INVESTMENT - 4.1%
  (Cost $81,609)
   81,609  Mellon GSL DBT II
             Collateral Fund++++..........................................                     81,609
                                                                                         ------------
TOTAL INVESTMENTS (Cost $1,734,984*)................................ 103.7%                 2,057,012
OTHER ASSETS (LIABILITIES) (NET)....................................  (3.7)                   (74,130)
                                                                     -----               ------------
NET ASSETS.......................................................... 100.0%              $  1,982,882
                                                                     =====               ============

----------
*    Aggregate cost for federal tax purposes.

** Some or all of these securities are on loan at April 30, 2005, and have an aggregate market value of $79,087,000, representing 4.0% of the total net assets of the Fund (Collateral Value $81,609,000).

***  Value of security is less than $500.

+    Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+++  Amount represents less than 0.1% of the total net assets of the Fund.

++++ Represents investment purchased with cash collateral for securities loaned.

++ Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                GLOSSARY OF TERMS

ADR      --    American Depositary Receipt
(F)      --    Foreign Shares
FHA      --    Federal Housing Authority

                       See Notes to Financial Statements.

Portfolio of Investments

GROWTH & INCOME FUND

April 30, 2005 (unaudited)

                                                                                             VALUE
 SHARES                                                                                     (000s)
 ------                                                                                  ------------
COMMON STOCKS - 96.1%
  CONSUMER DISCRETIONARY - 11.2%
   CONSUMER DURABLES & APPAREL - 1.3%

1,719,000  Mattel, Inc....................................................               $     31,028
                                                                                         ------------
    HOTELS, RESTAURANTS & LEISURE - 3.5%
1,699,000  Carnival Corporation**.........................................                     83,047
                                                                                         ------------
    MEDIA - 5.2%
  954,999  Comcast Corporation, Class A+..................................                     30,665
  846,000  Comcast Corporation, Special Class A+**........................                     26,844
2,808,300  Liberty Media Corporation, Class A+............................                     28,195
1,134,000  Viacom Inc., Class B...........................................                     39,259
                                                                                         ------------
                                                                                              124,963
                                                                                         ------------
    RETAILING - 1.2%
  967,000  Gap, Inc.......................................................                     20,646
  174,000  Kohl's Corporation+............................................                      8,282
                                                                                         ------------
                                                                                               28,928
                                                                                         ------------
           Total Consumer Discretionary...................................                    267,966
                                                                                         ------------

  CONSUMER STAPLES - 10.2%
    FOOD & STAPLES RETAILING - 3.0%
  794,000  Costco Wholesale Corporation...................................                     32,220
2,545,000  Kroger Company+................................................                     40,135
                                                                                         ------------
                                                                                               72,355
                                                                                         ------------

    FOOD, BEVERAGE & TOBACCO - 2.1%
  925,000  PepsiCo Inc....................................................                     51,467
                                                                                         ------------

    HOUSEHOLD & PERSONAL PRODUCTS - 5.1%
1,578,000  Avon Products, Inc.............................................                     63,246
  473,000  Kimberly-Clark Corporation.....................................                     29,539
  539,000  Procter & Gamble Company**.....................................                     29,187
                                                                                         ------------
                                                                                              121,972
                                                                                         ------------
           Total Consumer Staples.........................................                    245,794
                                                                                         ------------

  ENERGY - 8.1%
  770,000  BP PLC, Sponsored ADR..........................................                     46,893
  939,000  ExxonMobil Corporation.........................................                     53,551
  168,000  GlobalSantaFe Corporation......................................                      5,645
  648,000  Royal Dutch Petroleum Company (F)**............................                     37,746
  388,000  Schlumberger Ltd...............................................                     26,543
  460,000  Unocal Corporation.............................................                     25,093
                                                                                         ------------
           Total Energy...................................................                    195,471
                                                                                         ------------

  FINANCIALS - 22.6%
    BANKS - 8.8%
2,062,834  Bank of America Corporation....................................                     92,910
  865,000  North Fork Bancorporation, Inc.................................                     24,350
  842,000  Wachovia Corporation...........................................                     43,094
  860,000  Wells Fargo & Company..........................................                     51,548
                                                                                         ------------
                                                                                              211,902
                                                                                         ------------

    DIVERSIFIED FINANCIALS - 7.4%
1,251,000  Citigroup Inc..................................................                     58,747
  974,000  Freddie Mac....................................................                     59,920
1,633,000  JPMorgan Chase & Company.......................................                     57,955
                                                                                         ------------
                                                                                              176,622
                                                                                         ------------

    INSURANCE - 6.4%
1,086,800  ACE Ltd........................................................                     46,689
1,266,000  Allstate Corporation...........................................                     71,099
  732,000  American International Group Inc...............................                     37,222
                                                                                         ------------
                                                                                              155,010
                                                                                         ------------
           Total Financials...............................................                    543,534
                                                                                         ------------

  HEALTH CARE - 12.0%
    HEALTH CARE EQUIPMENT & SERVICES - 4.6%
  704,000  Baxter International Inc.......................................                     26,118
  701,000  Cardinal Health Inc............................................                     38,955
  869,000  Medtronic, Inc.................................................                     45,796
                                                                                         ------------
                                                                                              110,869
                                                                                         ------------

    PHARMACEUTICALS & BIOTECHNOLOGY - 7.4%
1,020,000  Bristol-Myers Squibb Company...................................                     26,520
  625,000  Johnson & Johnson..............................................                     42,894
  525,000  Merck & Company, Inc...........................................                     17,797
1,400,000  Pfizer Inc.....................................................                     38,038
1,623,000  Teva Pharmaceutical Industries Ltd., Sponsored ADR**...........                     50,703
                                                                                         ------------
                                                                                              175,952
                                                                                         ------------
           Total Health Care..............................................                    286,821
                                                                                         ------------

  INDUSTRIALS - 12.6%
    CAPITAL GOODS - 10.8%
  857,000  Boeing Company.................................................                     51,009
1,441,000  General Electric Company.......................................                     52,164
1,624,000  Honeywell International Inc....................................                     58,074
  523,000  Lockheed Martin Corporation....................................                     31,877
2,060,000  Tyco International Ltd.........................................                     64,499
                                                                                         ------------
                                                                                              257,623
                                                                                         ------------

    COMMERCIAL SERVICES & SUPPLIES - 1.6%
  540,300  Apollo Group, Inc., Class A+**.................................                     38,966
                                                                                         ------------

    TRANSPORTATION - 0.2%
   64,000  United Parcel Service, Inc., Class B...........................                      4,564
                                                                                         ------------
           Total Industrials..............................................                    301,153
                                                                                         ------------

  INFORMATION TECHNOLOGY - 12.1%
    COMMUNICATIONS EQUIPMENT - 1.6%
2,478,000  Motorola, Inc..................................................                     38,013
                                                                                         ------------

                       See Notes to Financial Statements.

GROWTH & INCOME FUND

April 30, 2005 (unaudited)

                                                                                            VALUE
 SHARES                                                                                     (000s)
 ------                                                                                  ------------
COMMON STOCKS - (CONTINUED)
  INFORMATION TECHNOLOGY - (CONTINUED)
    COMPUTERS & PERIPHERALS - 3.0%
1,600,000  Hewlett-Packard Company........................................               $     32,752
  507,000  International Business Machines Corporation....................                     38,725
                                                                                         ------------
                                                                                               71,477
                                                                                         ------------

    IT SERVICES - 2.0%
1,250,000  First Data Corporation.........................................                     47,537
                                                                                         ------------

    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.8%
  274,500  Freescale Semiconductor Inc., Class B+.........................                      5,177
1,642,000  Intel Corporation..............................................                     38,620
                                                                                         ------------
                                                                                               43,797
                                                                                         ------------

    SOFTWARE - 3.7%
1,510,045  Computer Associates International, Inc.........................                     40,620
1,960,000  Microsoft Corporation..........................................                     49,588
                                                                                         ------------
                                                                                               90,208
                                                                                         ------------
           Total Information Technology...................................                    291,032
                                                                                         ------------

  MATERIALS - 1.2%
  956,000  Alcoa Inc......................................................                     27,743
                                                                                         ------------

  TELECOMMUNICATION SERVICES - 1.2%
1,173,000  SBC Communications Inc.........................................                     27,917
                                                                                         ------------

  UTILITIES - 4.9%
1,111,000  FPL Group, Inc.................................................                     45,351
  851,000  NiSource Inc.**................................................                     19,778
  679,000  Pinnacle West Capital Corporation..............................                     28,450
  739,000  Southern Company**.............................................                     24,350
                                                                                         ------------
           Total Utilities................................................                    117,929
                                                                                         ------------
           Total Common Stocks
             (Cost $1,905,532)............................................                  2,305,360
                                                                                         ------------

PRINCIPAL
 AMOUNT                                                                                      VALUE
 (000s)                                                                                     (000s)
---------                                                                                ------------
REPURCHASE AGREEMENT - 3.9%
  (Cost $94,658)
$  94,658  Agreement with Morgan Stanley, 2.850% dated 04/29/2005, to be repurchased at $94,680,000 on 05/02/2005 (Collateralized by
             U.S. Treasury Note, 2.000% due 07/15/2014, market value
             $97,739,000).................................................               $     94,658
                                                                                         ------------
SHORT-TERM INVESTMENT - 4.8%
  (Cost $115,720)
  115,720  Mellon GSL DBT II
             Collateral Fund++............................................                    115,720
                                                                                         ------------
TOTAL INVESTMENTS (Cost $2,115,910*)................................ 104.8%                 2,515,738
OTHER ASSETS (LIABILITIES) (NET)....................................  (4.8)                  (115,653)
                                                                     -----               ------------
NET ASSETS.......................................................... 100.0%              $  2,400,085
                                                                     =====               ============

----------
 *  Aggregate cost for federal tax purposes.

** Some or all of these securities are on loan at April 30, 2005, and have an aggregate market value of $112,780,000, representing 4.7% of the total net assets of the Fund (Collateral Value $115,720,000).

 +  Non-income producing security.

++  Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR      --    American Depositary Receipt
(F)      --    Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

WEST COAST EQUITY FUND

April 30, 2005 (unaudited)

                                                                             VALUE
SHARES                                                                      (000s)
------                                                                     ---------
COMMON STOCKS - 93.3%

    CONSUMER DISCRETIONARY - 14.4%

     AUTOMOBILES & COMPONENTS - 1.4%
   761,700  Monaco Coach Corporation.....................................  $  10,801
    60,300  Superior Industries International, Inc.**....................      1,226
   109,400  Toyota Motor Corporation, Sponsored ADR......................      7,954
                                                                           ---------
                                                                              19,981
                                                                           ---------

     CONSUMER DURABLES & APPAREL - 3.2%
   161,100  Columbia Sportswear Company+.................................      6,927
   228,200  KB Home**....................................................     13,008
   414,300  Mattel, Inc. ................................................      7,478
   207,600  NIKE Inc., Class B...........................................     15,946
                                                                           ---------
                                                                              43,359
                                                                           ---------

     HOTELS, RESTAURANTS & LEISURE - 3.6%
   893,400  Hilton Hotels Corporation....................................     19,503
   431,100  Starbucks Corporation+.......................................     21,348
 1,267,185  WestCoast Hospitality Corporation+...........................      8,744
                                                                           ---------
                                                                              49,595
                                                                           ---------

     MEDIA - 4.9%
   290,700  Getty Images, Inc.+**........................................     20,799
   233,800  Knight-Ridder, Inc.**........................................     15,127
    51,000  McClatchy Company, Class A...................................      3,606
   574,900  Univision Communications Inc., Class A+**....................     15,114
   486,600  Walt Disney Company..........................................     12,846
                                                                           ---------
                                                                              67,492
                                                                           ---------

     RETAILING - 1.3%
    65,300  Blue Nile, Inc.+.............................................      1,644
   275,525  Building Materials Holding Corporation.......................     15,137
   112,000  Restoration Hardware, Inc.+..................................        695
                                                                           ---------
                                                                              17,476
                                                                           ---------
            Total Consumer Discretionary.................................    197,903
                                                                           ---------

    CONSUMER STAPLES - 3.8%

     FOOD & STAPLES RETAILING - 2.0%
   522,640  Costco Wholesale Corporation.................................     21,209
   369,200  Kroger Company+..............................................      5,822
                                                                           ---------
                                                                              27,031
                                                                           ---------

     HOUSEHOLD & PERSONAL PRODUCTS - 1.8%
   248,930  Clorox Company...............................................     15,757
   237,300  Estee Lauder Companies Inc., Class A.........................      9,115
                                                                           ---------
                                                                              24,872
                                                                           ---------
            Total Consumer Staples.......................................     51,903
                                                                           ---------

    ENERGY - 7.0%
   325,700  Apache Corporation...........................................     18,334
    20,000  CARBO Ceramics Inc. .........................................      1,328
   664,000  ChevronTexaco Corporation....................................     34,528
    36,300  ExxonMobil Corporation.......................................      2,070
   432,000  Nabors Industries Ltd.+** ...................................     23,272
   222,100  Occidental Petroleum Corporation.............................     15,325
    13,500  Unocal Corporation...........................................        736
                                                                           ---------
            Total Energy                                                      95,593
                                                                           ---------

    FINANCIALS - 18.1%

     BANKS - 12.2%
   542,700  Bank of America Corporation..................................     24,443
   343,200  Banner Corporation...........................................      8,563
   153,700  City National Corporation....................................     10,836
   416,500  East West Bancorp, Inc.......................................     13,378
   303,600  Greater Bay Bancorp**........................................      7,638
    51,100  KeyCorp......................................................      1,694
    86,533  Pacific Capital Bancorp......................................      2,495
   938,200  U.S. Bancorp.................................................     26,176
   143,300  UCBH Holdings, Inc...........................................      2,254
    39,300  United PanAm Financial Corporation+..........................        869
   938,755  Washington Federal, Inc. ....................................     20,925
   806,316  Wells Fargo & Company........................................     48,331
                                                                           ---------
                                                                             167,602
                                                                           ---------

     DIVERSIFIED FINANCIALS - 4.1%
 1,338,000  Charles Schwab Corporation...................................     13,848
   456,300  Citigroup Inc. ..............................................     21,428
    74,300  Countrywide Financial Corporation............................      2,689
   253,400  Franklin Resources, Inc. ....................................     17,404
    45,532  Piper Jaffray Companies, Inc.+...............................      1,259
                                                                           ---------
                                                                              56,628
                                                                           ---------

     INSURANCE - 1.8%
    81,400  RenaissanceRe Holdings Ltd. .................................      3,644
   269,715  StanCorp Financial Group, Inc. ..............................     20,639
                                                                           ---------
                                                                              24,283
                                                                           ---------
            Total Financials.............................................    248,513
                                                                           ---------

   HEALTH CARE - 14.9%

     HEALTH CARE EQUIPMENT & SERVICES - 6.0%
    77,000  Affymetrix, Inc.+**..........................................      3,550
   219,700  Applera Corporation-Applied Biosystems Group.................      4,658
   179,300  Caremark Rx, Inc.+...........................................      7,181
    90,060  Health Net, Inc.+............................................      3,065
 1,336,100  OraSure Technologies, Inc.+..................................     10,635
   138,400  ResMed Inc.+.................................................      8,595
   686,663  SonoSite, Inc.+..............................................     19,985
   339,700  Varian Medical Systems, Inc.+ ...............................     11,462
   236,300  VCA Antech, Inc.+............................................      5,501
   100,900  Zimmer Holdings, Inc.+.......................................      8,215
                                                                           ---------
                                                                              82,847
                                                                           ---------

     PHARMACEUTICALS & BIOTECHNOLOGY - 8.9%
   201,550  Abbott Laboratories..........................................      9,908
   257,000  Allergan, Inc. ..............................................     18,090

                       See Notes to Financial Statements.

WEST COAST  EQUITY FUND

April 30, 2005 (unaudited)

                                                                            VALUE
SHARES                                                                      (000s)
------                                                                     ---------
COMMON STOCKS - (CONTINUED)

    HEALTH CARE - (CONTINUED)

     PHARMACEUTICALS & BIOTECHNOLOGY - (CONTINUED)
   321,739  Amgen, Inc.+.................................................  $  18,729
   117,000  Amylin Pharmaceuticals, Inc.+................................      1,989
 1,055,000  Corixa Corporation+..........................................      3,260
    56,800  CV Therapeutics, Inc.+.......................................      1,126
   428,300  Dendreon Corporation+**......................................      1,979
   432,675  EDEN Bioscience Corporation+.................................        281
   218,800  Genentech, Inc.+.............................................     15,522
   272,920  ICOS Corporation+**..........................................      6,157
   122,100  Johnson & Johnson............................................      8,380
    39,700  Martek Biosciences Corporation+..............................      1,519
    98,000  Neurocrine Biosciences, Inc.+................................      3,426
   699,500  Pfizer Inc. .................................................     19,005
   409,000  Watson Pharmaceuticals, Inc.+................................     12,270
                                                                           ---------
                                                                             121,641
                                                                           ---------
            Total Health Care............................................    204,488
                                                                           ---------

    INDUSTRIALS - 15.0%

     CAPITAL GOODS - 11.7%
   549,133  Boeing Company...............................................     32,684
   222,700  Cascade Corporation..........................................      7,015
   276,700  Dionex Corporation+..........................................     11,884
   430,330  Electro Scientific Industries, Inc.+.........................      7,113
   554,800  Greenbrier Companies, Inc. ..................................     16,200
   194,700  Jacobs Engineering Group Inc.+ ..............................      9,484
   299,100  Northrop Grumman Corporation.................................     16,403
   516,787  PACCAR Inc. .................................................     35,090
   174,850  Precision Castparts Corporation..............................     12,880
   411,900  Simpson Manufacturing Company, Inc. .........................     11,121
                                                                           ---------
                                                                             159,874
                                                                           ---------

     COMMERCIAL SERVICES & SUPPLIES - 1.1%
    36,700  Avery Dennison Corporation...................................      1,922
    74,500  Copart, Inc.+................................................      1,615
   487,600  Robert Half International Inc.**.............................     12,102
                                                                           ---------
                                                                              15,639
                                                                           ---------

     TRANSPORTATION - 2.2%
   369,110  Alaska Air Group, Inc.+**....................................      9,844
   413,120  Expeditors International of Washington, Inc.**...............     20,288
                                                                           ---------
                                                                              30,132
                                                                           ---------
            Total Industrials............................................    205,645
                                                                           ---------

    INFORMATION TECHNOLOGY - 15.7%

     COMMUNICATIONS EQUIPMENT - 1.2%
   910,900  Cisco Systems, Inc.+.........................................     15,740
    34,500  Polycom, Inc.+...............................................        527
                                                                           ---------
                                                                              16,267
                                                                           ---------

     COMPUTERS & PERIPHERALS - 1.6%
 1,260,000  Advanced Digital Information Corporation+....................      8,707
   615,000  Hewlett-Packard Company......................................     12,589
    54,500  InFocus Corporation+.........................................        196
                                                                           ---------
                                                                              21,492
                                                                           ---------

     ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.0%
   165,735  Microvision, Inc.+**.........................................        762
   513,000  Tektronix, Inc. .............................................     11,112
    76,000  Trimble Navigation Ltd.+.....................................      2,616
                                                                           ---------
                                                                              14,490
                                                                           ---------

     INTERNET SOFTWARE & SERVICES - 0.4%
 2,482,761  Art Technology Group, Inc.+..................................      2,359
   951,400  WatchGuard Technologies, Inc.+...............................      3,082
                                                                           ---------
                                                                               5,441
                                                                           ---------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 4.0%
   309,000  Applied Materials, Inc. .....................................      4,595
   361,900  Credence Systems Corporation+................................      2,276
   324,825  FEI Company+.................................................      5,857
   825,000  Intel Corporation............................................     19,404
    93,700  KLA-Tencor Corporation**.....................................      3,656
   823,480  Lattice Semiconductor Corporation+...........................      3,755
   532,900  LSI Logic Corporation+.......................................      2,856
   107,000  Novellus Systems, Inc.+......................................      2,507
 1,046,600  Pixelworks, Inc.+**..........................................      8,059
   468,740  TriQuint Semiconductor, Inc.+................................      1,388
                                                                           ---------
                                                                              54,353
                                                                           ---------

     SOFTWARE - 7.5%
   554,600  Actuate Corporation+.........................................      1,054
   316,000  Adobe Systems Inc.**.........................................     18,792
    85,700  Electronic Arts Inc.+........................................      4,575
   379,650  Fair Isaac Corporation**.....................................     12,483
 1,649,578  Microsoft Corporation........................................     41,734
   454,700  Quest Software, Inc.+**......................................      5,393
   454,708  RadiSys Corporation+.........................................      6,366
   479,000  Siebel Systems, Inc.+........................................      4,311
   249,600  SupportSoft, Inc.+...........................................      1,186
   250,500  Sybase, Inc.+................................................      4,742
    90,000  VERITAS Software Corporation+................................      1,853
                                                                           ---------
                                                                             102,489
                                                                           ---------
            Total Information Technology.................................    214,532
                                                                           ---------

    MATERIALS - 3.2%
   465,330  Oregon Steel Mills, Inc.+....................................      7,738
   595,040  Schnitzer Steel Industries, Inc., Class A....................     14,656
   317,400  Weyerhaeuser Company.........................................     21,777
                                                                           ---------
            Total Materials..............................................     44,171
                                                                           ---------

                       See Notes to Financial Statements.

WEST COAST EQUITY FUND

April 30, 2005 (unaudited)

                                                                                       VALUE
SHARES                                                                                (000s)
------                                                                             ------------
COMMON STOCKS - (CONTINUED)

   TELECOMMUNICATION SERVICES - 1.2%
   694,100  Nextel Partners, Inc., Class A+**............................          $     16,325
                                                                                   ------------
            Total Common Stocks
             (Cost $990,078).............................................             1,279,073
                                                                                   ------------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 2.8%
   358,700  AMB Property Corporation.....................................                13,986
   170,100  Health Care Property Investors, Inc. ........................                 4,361
   527,800  Plum Creek Timber Company, Inc. .............................                18,230
    35,400  Shurgard Storage Centers, Inc., Class A......................                 1,481
                                                                                   ------------
            Total REITs
             (Cost $31,574)..............................................                38,058
                                                                                   ------------

PRINCIPAL
 AMOUNT                                                                                VALUE
 (000s)                                                                               (000s)
---------                                                                          ------------
REPURCHASE AGREEMENT - 3.9%
 (Cost $53,501)

$   53,501  Agreement with Morgan Stanley, 2.850% dated 04/29/2005, to be repurchased at $53,514,000 on 05/02/2005 (Collateralized by U.S. Treasury Note, 2.000% due 07/15/2014, market value
             $55,242,000)................................................          $     53,501
                                                                                   ------------
SHORT-TERM INVESTMENT - 8.6%
 (Cost $117,560)
   117,560  Mellon GSL DBT II Collateral Fund++..........................               117,560
                                                                                   ------------
TOTAL INVESTMENTS (Cost $1,192,713*).....................................  108.6%     1,488,192

OTHER ASSETS (LIABILITIES) (NET).........................................   (8.6)      (118,283)
                                                                           -----   ------------
NET ASSETS...............................................................  100.0%  $  1,369,909
                                                                           =====   ============

----------

*  Aggregate cost for federal tax purposes.

** Some or all of these securities are on loan at April 30, 2005, and have an aggregate market value of $115,094,000, representing 8.4% of the total net assets of the Fund (Collateral Value $117,560,000).

+  Non-income producing security.

++ Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

                       ADR -- American Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

MID CAP STOCK FUND

April 30, 2005 (unaudited)

                                                                             VALUE
SHARES                                                                       (000s)
------                                                                     ----------
COMMON STOCKS - 90.3%

    CONSUMER DISCRETIONARY - 14.0%

     AUTOMOBILES & COMPONENTS - 2.3%
   270,000  Magna International Inc., Class A............................  $   16,505
    83,300  Superior Industries International, Inc.**....................       1,694
                                                                           ----------
                                                                               18,199
                                                                           ----------

     CONSUMER DURABLES & APPAREL - 3.7%
   455,100  Jones Apparel Group, Inc. ...................................      13,858
   854,700  Mattel, Inc. ................................................      15,427
                                                                           ----------
                                                                               29,285
                                                                           ----------

     HOTELS, RESTAURANTS & LEISURE - 2.4%
   138,000  Papa John's International, Inc.+**...........................       4,731
   307,400  Yum! Brands, Inc. ...........................................      14,435
                                                                           ----------
                                                                               19,166
                                                                           ----------

     RETAILING - 5.6%
   210,000  Neiman Marcus Group Inc., Class A............................      20,647
   517,700  Tiffany & Company**..........................................      15,609
   196,500  Weight Watchers International, Inc.+**.......................       8,204
                                                                           ----------
                                                                               44,460
                                                                           ----------
            Total Consumer Discretionary.................................     111,110
                                                                           ----------

    CONSUMER STAPLES - 2.8%

     FOOD, BEVERAGE & TOBACCO - 0.8%
   116,550  Dean Foods Company+..........................................       4,005
    43,100  Hershey Foods Corporation....................................       2,754
                                                                           ----------
                                                                                6,759
                                                                           ----------

     HOUSEHOLD & PERSONAL CARE PRODUCTS - 2.0%
   403,200  Estee Lauder Companies Inc., Class A.........................      15,487
                                                                           ----------
            Total Consumer Staples.......................................      22,246
                                                                           ----------

    ENERGY - 8.7%
    92,400  Baker Hughes Inc. ...........................................       4,077
   138,000  Cimarex Energy Company+**....................................       4,899
   334,600  Nabors Industries Ltd.+......................................      18,025
   272,300  Noble Energy, Inc.**.........................................      17,460
   211,000  Tesoro Corporation+..........................................       8,005
   439,100  Tidewater Inc.**.............................................      15,136
    19,000  Unocal Corporation...........................................       1,036
                                                                           ----------
            Total Energy.................................................      68,638
                                                                           ----------

    FINANCIALS - 17.5%

     BANKS - 6.4%
   712,711  North Fork Bancorporation, Inc. .............................      20,063
   633,000  TCF Financial Corporation....................................      16,009
   673,850  Washington Federal, Inc. ....................................      15,020
                                                                           ----------
                                                                               51,092
                                                                           ----------

     DIVERSIFIED FINANCIALS - 3.6%

   407,300  A.G. Edwards, Inc. ..........................................      16,174
   183,400  Ambac Financial Group, Inc. .................................      12,260
                                                                           ----------
                                                                               28,434
                                                                           ----------

     INSURANCE - 7.5%
   551,020  Fidelity National Financial, Inc.**..........................      17,693
   584,800  HCC Insurance Holdings, Inc. ................................      20,801
   216,400  MGIC Investment Corporation..................................      12,768
   222,300  PMI Group, Inc.**............................................       7,816
                                                                           ----------
                                                                               59,078
                                                                           ----------
            Total Financials.............................................     138,604
                                                                           ----------

    HEALTH CARE - 11.1%

     HEALTH CARE EQUIPMENT & SERVICES - 9.6%
    84,300  AmerisourceBergen Corporation**..............................       5,166
   392,800  Covance Inc.+................................................      17,928
   181,900  Express Scripts, Inc., Class A+..............................      16,306
   630,582  IMS Health Inc. .............................................      15,121
   371,100  Universal Health Services, Inc., Class B.....................      21,056
                                                                           ----------
                                                                               75,577
                                                                           ----------
     PHARMACEUTICALS & BIOTECHNOLOGY - 1.5%
   309,000  Andrx Corporation+**.........................................       6,152
   364,425  Mylan Laboratories Inc.**....................................       6,013
                                                                           ----------
                                                                               12,165
                                                                           ----------
            Total Health Care............................................      87,742
                                                                           ----------

    INDUSTRIALS - 14.4%

     CAPITAL GOODS - 6.0%
   573,900  Federal Signal Corporation...................................       8,052
   514,300  Lincoln Electric Holdings, Inc. .............................      15,712
   171,000  PACCAR Inc. .................................................      11,611
   231,200  Teleflex Inc. ...............................................      12,362
                                                                           ----------
                                                                               47,737
                                                                           ----------

     COMMERCIAL SERVICES & SUPPLIES - 5.1%
   330,600  Allied Waste Industries, Inc.+...............................       2,641
   402,300  HNI Corporation..............................................      20,381
   487,700  Republic Services, Inc. .....................................      16,874
                                                                           ----------
                                                                               39,896
                                                                           ----------

     TRANSPORTATION - 3.3%
   301,200  Alaska Air Group, Inc.+......................................       8,033
   898,200  AMR Corporation+**...........................................       9,404
   754,400  Continental Airlines, Inc., Class B+**.......................       8,932
                                                                           ----------
                                                                               26,369
                                                                           ----------
            Total Industrials............................................     114,002
                                                                           ----------

                       See Notes to Financial Statements.

MID CAP STOCK FUND

April 30, 2005 (unaudited)

                                                                                      VALUE
SHARES                                                                                (000S)
------                                                                             ------------
COMMON STOCKS - (CONTINUED)

    INFORMATION TECHNOLOGY - 10.7%

     COMPUTERS & PERIPHERALS - 1.1%
   504,500  Electronics for Imaging, Inc.+...............................          $      8,284
                                                                                   ------------

     ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
   301,900  Arrow Electronics, Inc.+.....................................                 7,348
   177,700  Diebold, Inc.**..............................................                 8,596
                                                                                   ------------
                                                                                         15,944
                                                                                   ------------

     IT SERVICES - 1.5%
   536,500  Acxiom Corporation..........................................                 10,193
   129,300  Convergys Corporation+**....................................                  1,676
                                                                                   ------------
                                                                                         11,869
                                                                                   ------------

     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 2.5%
   686,600  Microchip Technology Inc. ..................................                 19,554
                                                                                   ------------

     SOFTWARE - 3.6%
    40,000  Adobe Systems Inc. .........................................                  2,379
   778,600  BMC Software Inc.+..........................................                 12,613
 1,218,500  Siebel Systems, Inc.+.......................................                 10,966
   169,800  Synopsys, Inc.+.............................................                  2,792
                                                                                   ------------
                                                                                         28,750
                                                                                   ------------
            Total Information Technology................................                 84,401
                                                                                   ------------

    MATERIALS - 4.8%
   540,200  Cabot Corporation...........................................                 16,503
   148,100  Lubrizol Corporation........................................                  5,742
   383,400  Valspar Corporation.........................................                 15,846
                                                                                   ------------
            Total Materials.............................................                 38,091
                                                                                   ------------

    TELECOMMUNICATION SERVICES - 0.5%
   95,200  United States Cellular Corporation+..........................                  4,398
                                                                                   ------------

    UTILITIES - 5.8%
   388,800  FPL Group, Inc. ............................................                 15,871
   645,200  NiSource Inc. ..............................................                 14,994
   368,400  Pinnacle West Capital Corporation ..........................                 15,436
                                                                                   ------------
            Total Utilities.............................................                 46,301
                                                                                   ------------

            Total Common Stocks
              (Cost $596,844)...........................................                715,533
                                                                                   ------------

REAL ESTATE INVESTMENT TRUST (REIT) - 1.9%
 (Cost $10,827)
   394,600  General Growth Properties, Inc. ............................                 15,433
                                                                                   ------------

PRINCIPAL
 AMOUNT                                                                                         VALUE
 (000s)                                                                                         (000s)
---------                                                                                    ------------
REPURCHASE AGREEMENT - 8.1%
 (Cost $63,784)
$   63,784  Agreement with Morgan Stanley, 2.850% dated 04/29/2005, to be repurchased at $63,799,000 on 05/02/2005 (Collateralized by U.S. Treasury Note, 2.000% due 07/15/2014, market value
              $61,724,000)........................................................             $    63,784
                                                                                               -----------

SHORT-TERM INVESTMENT - 7.5%
 (Cost $59,373)
    59,373  Mellon GSL DBT II Collateral Fund++...................................                  59,373
                                                                                               -----------
TOTAL INVESTMENTS (Cost $730,828*)................................................  107.8%         854,123
OTHER ASSETS (LIABILITIES) (NET)..................................................   (7.8)         (62,134)
                                                                                    -----      -----------
NET ASSETS .......................................................................  100.0%     $   791,989
                                                                                    =====      ===========

----------
*  Aggregate cost for federal tax purposes.

** Some or all of these securities are on loan at April 30, 2005, and have an aggregate market value of $57,011,000, representing 7.2% of the total net assets of the Fund (Collateral Value $59,373,000).

+  Non-income producing security.

++ Represents investment purchased with cash collateral for securities loaned.

                       See Notes to Financial Statements.
                                                                              33

Portfolio of Investments

GROWTH FUND

April 30, 2005 (unaudited)

                                                                               VALUE
SHARES                                                                         (000s)
------                                                                         ------
COMMON STOCKS - 98.2%

  CONSUMER DISCRETIONARY - 20.1%

       AUTOMOBILES & COMPONENTS - 0.4%
      153,895     Harley-Davidson, Inc. ..................................  $      7,236
                                                                            ------------

       CONSUMER DURABLES & APPAREL - 0.7%
      140,660     NIKE Inc., Class B .....................................        10,804
                                                                            ------------

       HOTELS, RESTAURANTS & LEISURE - 2.7%
      117,900     Carnival Corporation** .................................         5,763
      237,505     Hilton Hotels Corporation ..............................         5,185
      339,945     McDonald's Corporation .................................         9,964
      334,740     Royal Caribbean Cruises Ltd.** .........................        14,066
      173,940     Starbucks Corporation+ .................................         8,613
                                                                            ------------
                                                                                  43,591
                                                                            ------------

       MEDIA - 6.8%
      69,500      Clear Channel Communications, Inc. .....................         2,220
      589,300     Comcast Corporation, Special Class A+** ................        18,699
      361,866     Liberty Media Corporation, Class A+ ....................         3,633
      386,000     News Corporation, Class B** ............................         6,145
    2,543,230     Time Warner Inc.+ ......................................        42,752
      233,745     Univision Communications Inc., Class A+** ..............         6,145
      323,000     Viacom Inc., Class B ...................................        11,182
      764,600     Walt Disney Company ....................................        20,185
                                                                            ------------
                                                                                 110,961
                                                                            ------------

       RETAILING - 9.5%
      839,500     Amazon.com Inc.+ .......................................        27,166
      211,000     Bed Bath & Beyond Inc.+ ................................         7,851
      276,335     Best Buy Company, Inc.** ...............................        13,911
      532,960     eBay Inc.+ .............................................        16,911
       61,700     Federated Department Stores, Inc. ......................         3,548
       39,100     Gap, Inc. ..............................................           835
    1,226,440     Home Depot, Inc. .......................................        43,379
      743,500     IAC/InterActiveCorp+ ...................................        16,164
       77,600     J.C. Penney Company, Inc. (Holding Company) ............         3,679
       50,700     Lowe's Companies, Inc. .................................         2,642
      464,565     Staples, Inc. ..........................................         8,859
      145,295     Target Corporation .....................................         6,743
       78,400     Williams-Sonoma, Inc.+ .................................         2,626
                                                                            ------------
                                                                                 154,314
                                                                            ------------
                  Total Consumer Discretionary ...........................       326,906
                                                                            ------------

  CONSUMER STAPLES - 7.4%

       FOOD & STAPLES RETAILING - 0.8%
       66,000     Costco Wholesale Corporation ...........................         2,679
      217,800     Wal-Mart Stores Inc. ...................................        10,267
                                                                            ------------
                                                                                  12,946
                                                                            ------------

       FOOD, BEVERAGE & TOBACCO - 3.4%
       29,800     Anheuser-Busch Companies, Inc. .........................         1,397
      429,000     Coca-Cola Company ......................................        18,636
      372,710     PepsiCo Inc. ...........................................        20,737
      212,500     Wm. Wrigley Jr. Company ................................        14,690
                                                                            ------------
                                                                                  55,460
                                                                            ------------

       HOUSEHOLD & PERSONAL PRODUCTS - 3.2%
       67,100     Estee Lauder Companies Inc., Class A ...................         2,577
      477,700     Gillette Company .......................................        24,669
      460,855     Procter & Gamble Company** .............................        24,955
                                                                            ------------
                                                                                  52,201
                                                                            ------------
                  Total Consumer Staples .................................       120,607
                                                                            ------------

  ENERGY - 3.2%
       7,200      Amerada Hess Corporation** .............................           674
      13,700      Apache Corporation** ...................................           771
      27,400      Devon Energy Corporation ...............................         1,238
     466,490      ExxonMobil Corporation .................................        26,604
      79,800      GlobalSantaFe Corporation ..............................         2,681
     176,740      Halliburton Company ....................................         7,351
      76,060      Kinder Morgan Management LLC+ ..........................         3,345
      22,500      Pride International, Inc.+ .............................           502
     108,800      Schlumberger Ltd.** ....................................         7,443
      18,200      Smith International, Inc. ..............................         1,059
      28,000      Transocean Inc.+ .......................................         1,298
                                                                            ------------
                  Total Energy ...........................................        52,966
                                                                            ------------

  FINANCIALS - 9.5%

       BANKS - 0.2%
      74,400      Bank of America Corporation ............................         3,351
                                                                            ------------

       DIVERSIFIED FINANCIALS - 6.4%
     479,135      American Express Company ...............................        25,250
     323,400      Citigroup Inc. .........................................        15,187
     187,545      Countrywide Financial Corporation ......................         6,787
      45,900      Goldman Sachs Group, Inc. ..............................         4,902
     112,640      JPMorgan Chase & Company ...............................         3,998
      18,000      Lehman Brothers Holdings Inc. ..........................         1,651
      34,300      MBNA Corporation .......................................           677
     371,570      Merrill Lynch & Company, Inc. ..........................        20,039
     502,600      Morgan Stanley .........................................        26,447
                                                                            ------------
                                                                                 104,938
                                                                            ------------
       INSURANCE - 2.9%
     410,895      American International Group Inc. ......................        20,894
         260      Berkshire Hathaway, Inc., Class A+ .....................        21,931
      70,600      Prudential Financial, Inc. .............................         4,035
                                                                            ------------
                                                                                  46,860
                                                                            ------------
                  Total Financials .......................................       155,149
                                                                            ------------

  HEALTH CARE - 20.7%

       HEALTH CARE EQUIPMENT & SERVICES - 6.4%
      33,800      Aetna Inc. .............................................         2,480
      38,300      Applera Corporation-Applied Biosystems Group ...........           812
     241,340      Biomet, Inc. ...........................................         9,337
     248,025      Caremark Rx, Inc.+ .....................................         9,933
      22,500      Laboratory Corporation of America Holdings+ ............         1,114
      18,400      Medco Health Solutions, Inc.+ ..........................           938
     627,080      Medtronic, Inc. ........................................        33,047

                       See Notes to Financial Statements.

GROWTH FUND

April 30, 2005 (unaudited)

                                                                               VALUE
SHARES                                                                         (000s)
------                                                                         ------
COMMON STOCKS - (CONTINUED)

  HEALTH CARE - (CONTINUED)

       HEALTH CARE EQUIPMENT & SERVICES - (CONTINUED)
      85,700      Millipore Corporation+ .................................  $      4,133
       6,100      Quest Diagnostics Inc.** ...............................           645
     112,900      Stryker Corporation ....................................         5,481
     306,255      UnitedHealth Group Inc. ................................        28,944
     170,885      Varian Medical Systems, Inc.+ ..........................         5,766
      37,400      Waters Corporation+ ....................................         1,482
                                                                            ------------
                                                                                 104,112
                                                                            ------------

       PHARMACEUTICALS & BIOTECHNOLOGY - 14.3%
      74,400      Abbott Laboratories ....................................         3,657
     686,510      Amgen, Inc.+ ...........................................        39,962
     369,440      Biogen Idec Inc.+ ......................................        13,389
     449,975      Eli Lilly & Company ....................................        26,310
     679,385      Genentech, Inc.+** .....................................        48,196
     123,800      Gilead Sciences, Inc.+ .................................         4,593
     437,640      Johnson & Johnson ......................................        30,035
     115,436      Merck & Company, Inc. ..................................         3,913
     234,825      Novartis AG** ..........................................        11,429
   1,025,920      Pfizer Inc. ............................................        27,874
     391,115      Sanofi-Aventis,ADR .....................................        17,354
     205,162      Teva Pharmaceutical Industries Ltd.,
                    Sponsored ADR ........................................         6,409
                                                                            ------------
                                                                                 233,121
                                                                            ------------
                  Total Health Care ......................................       337,233
                                                                            ------------

  INDUSTRIALS - 9.8%

       CAPITAL GOODS - 6.9%
      87,100      3M Company .............................................         6,660
      93,400      Empresa Brasileira de Aeronautica SA, ADR ..............         2,694
   1,765,653      General Electric Company ...............................        63,917
      71,900      Honeywell International Inc. ...........................         2,571
      61,900      Ingersoll-Rand Company, Class A ........................         4,758
      82,300      Lockheed Martin Corporation** ..........................         5,016
       8,300      Northrop Grumman Corporation ...........................           455
     154,510      Raytheon Company .......................................         5,811
     524,025      Tyco International Ltd. ................................        16,407
      48,700      United Technologies Corporation ........................         4,954
                                                                            ------------
                                                                                 113,243
                                                                            ------------

       COMMERCIAL SERVICES & SUPPLIES - 0.9%
     158,405      Apollo Group, Inc., Class A+** .........................        11,424
      23,500      Manpower Inc. ..........................................           906
     108,700      Waste Management Inc. ..................................         3,097
                                                                            ------------
                                                                                  15,427
                                                                            ------------

       TRANSPORTATION - 2.0%
      50,700      Expeditors International of Washington, Inc.** .........         2,490
     308,005      FedEx Corporation ......................................        26,165
      44,900      United Parcel Service, Inc., Class B ...................         3,202
                                                                            ------------
                                                                                  31,857
                                                                            ------------
                  Total Industrials ......................................       160,527
                                                                            ------------
  INFORMATION TECHNOLOGY - 25.2%

       COMMUNICATIONS EQUIPMENT - 6.3%
   1,961,535      Cisco Systems, Inc.+ ...................................        33,895
     584,000      Juniper Networks, Inc.+ ................................        13,193
     593,100      Lucent Technologies Inc.+** ............................         1,441
   2,406,205      Motorola, Inc. .........................................        36,911
     292,000      Nokia Oyj, Sponsored ADR ...............................         4,666
      49,000      QUALCOMM Inc. ..........................................         1,710
     170,375      Research In Motion Ltd.+ ...............................        10,974
                                                                            ------------
                                                                                 102,790
                                                                            ------------

       COMPUTERS & PERIPHERALS - 3.2%
     786,125      Dell Computer Corporation+ .............................        27,381
      73,000      EMC Corporation+ .......................................           958
     132,200      International Business Machines Corporation ............        10,097
     177,985      Lexmark International, Inc.+ ...........................        12,361
     392,100      Sun Microsystems, Inc.+ ................................         1,423
                                                                            ------------
                                                                                  52,220
                                                                            ------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.7%
     133,700      Agilent Technologies, Inc.+ ............................         2,774
     121,300      Ingram Micro Inc., Class A+ ............................         2,021
      43,200      L-3 Communications Holdings, Inc.** ....................         3,066
     117,500      PerkinElmer, Inc. ......................................         2,174
      98,000      Tektronix, Inc. ........................................         2,123
                                                                            ------------
                                                                                  12,158
                                                                            ------------
       INTERNET SOFTWARE & SERVICES - 2.0%
     369,500      Akamai Technologies, Inc.+ .............................         4,364
      44,100      VeriSign Inc.+ .........................................         1,167
     788,095      Yahoo! Inc.+ ...........................................        27,197
                                                                            ------------
                                                                                  32,728
                                                                            ------------
       IT SERVICES - 0.4%
     132,900      Automatic Data Processing, Inc. ........................         5,773
                                                                            ------------
       SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 7.0%
      52,800      Altera Corporation+ ....................................         1,095
      72,400      Analog Devices, Inc. ...................................         2,470
     167,200      Broadcom Corporation, Class A+ .........................         5,001
      32,400      Fairchild Semiconductor International, Inc.+ ...........           436
   1,527,655      Intel Corporation ......................................        35,930
      37,550      Samsung Electronics Company Ltd., GDR ..................         8,511
   1,965,125      Texas Instruments Inc. .................................        49,049
     425,000      Xilinx, Inc. ...........................................        11,449
                                                                            ------------
                                                                                 113,941
                                                                            ------------
       SOFTWARE - 5.6%
      90,600      Adobe Systems Inc. .....................................         5,388
      61,900      Autodesk, Inc.** .......................................         1,970
     133,800      Cadence Design Systems, Inc.+** ........................         1,873
     107,600      Citrix Systems, Inc.+ ..................................         2,421
     105,000      Electronic Arts Inc.+ ..................................         5,606
      71,400      Mercury Interactive Corporation+ .......................         2,951

                       See Notes to Financial Statements.

GROWTH FUND

April 30, 2005 (unaudited)

                                                                               VALUE
SHARES                                                                         (000s)
------                                                                         ------
COMMON STOCKS - (CONTINUED)

  INFORMATION TECHNOLOGY - (CONTINUED)

       SOFTWARE - (CONTINUED)
   2,317,012      Microsoft Corporation ..................................  $     58,620
     549,500      Red Hat, Inc.+ .........................................         5,907
     150,100      SAP AG, Sponsored ADR ..................................         5,919
                                                                            ------------
                                                                                  90,655
                                                                            ------------
                  Total Information Technology ...........................       410,265
                                                                            ------------

       MATERIALS - 1.7%
      74,400      Air Products & Chemicals, Inc. .........................         4,369
     139,000      E.I. du Pont de Nemours & Company ......................         6,548
     131,000      Praxair, Inc. ..........................................         6,135
      82,600      Rio Tinto PLC, Sponsored ADR ...........................         9,962
                                                                            ------------
                  Total Materials ........................................        27,014
                                                                            ------------

       TELECOMMUNICATION SERVICES - 0.6%
     401,420      China Mobile (Hong Kong) Ltd. ..........................         7,145
     144,500      Sprint Corporation-FON Group ...........................         3,217
                                                                            ------------
                  Total Telecommunication Services .......................        10,362
                                                                            ------------
                  Total Common Stocks
                    (Cost $1,536,282) ....................................     1,601,029
                                                                            ------------

    PRINCIPAL
     AMOUNT
     (000S)
    ---------
U.S. GOVERNMENT AGENCY DISCOUNT NOTE - 1.0%
(Cost $16,598)

       FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 1.0%
$     16,600      2.850% due 05/02/2005++ .............................           16,598
                                                                            ------------

  REPURCHASE AGREEMENT - 1.2%
    (Cost $19,939)
      19,939      Agreement with Morgan Stanley,
                      2.850% dated 04/29/2005, to be
                      repurchased at $19,944,000 on
                      05/02/2005 (Collateralized by
                      U.S. Treasury Note, 2.000% due
                      07/15/2014, market value
                      $20,588,000) ....................................           19,939
                                                                            ------------

  SHORT-TERM INVESTMENT - 4.3%
    (Cost $69,998)
      69,998      Mellon GSL DBT II
                     Collateral Fund+++ ......................                    69,998
                                                                            ------------
TOTAL INVESTMENTS (Cost $1,642,817*) .........................    104.7%       1,707,564
OTHER ASSETS (LIABILITIES) (NET) .............................     (4.7)         (76,978)
                                                                  -----     ------------
NET ASSETS ...................................................    100.0%    $  1,630,586
                                                                  =====     ============

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                    FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                              CONTRACTS TO RECEIVE
                                     (000s)

                                                                      NET
                                                       IN          UNREALIZED
EXPIRATION             LOCAL          VALUE IN      EXCHANGE     DEPRECIATION
   DATE              CURRENCY          U.S. $      FOR U.S. $     OF CONTRACTS
----------          -----------       --------     ----------    -------------
07/15/2005          EUR   1,175         1,515        1,528         $     (13)
09/09/2005          EUR      50            64           65                (1)
                                                                   ---------
                                                                   $     (14)
                                                                   ---------

                   FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                              CONTRACTS TO DELIVER
                                     (000s)

                                                                      NET
                                                       IN          UNREALIZED
EXPIRATION             LOCAL          VALUE IN      EXCHANGE     DEPRECIATION
   DATE              CURRENCY          U.S. $      FOR U.S. $     OF CONTRACTS
----------          -----------       --------     ----------    -------------
07/15/2005          EUR   1,175         1,515        1,518           $   3
09/09/2005          EUR      50            64           65               1
                                                                     -----
                                                                     $   4
                                                                     -----
Net Unrealized Depreciation of Forward Foreign
   Currency Contracts ........................................       $ (10)
                                                                     =====

                                GLOSSARY OF TERMS

ADR     --     American Depositary Receipt

EUR     --     EURO

GDR     --     Global Depositary Receipt

-----------------
*     Aggregate cost for federal tax purposes.

** Some or all of these securities are on loan at April 30, 2005, and have an aggregate market value of $67,938,000, representing 4.2% of the total net assets of the Fund (Collateral Value $69,998,000).

+     Non-income producing security.

++    Rate represents annualized yield at date of purchase.

+++ Represents investment purchased with cash collateral for securities loaned.

                       See Notes to Financial Statements.

Portfolio of Investments

SMALL CAP VALUE FUND

April 30, 2005 (unaudited)

                                                                                                   VALUE
SHARES                                                                                             (000S)
------                                                                                             ------
COMMON STOCKS - 77.1%

 CONSUMER DISCRETIONARY - 8.7%

  AUTOMOBILES & COMPONENTS - 1.6%
           391,000  Tenneco Automotive, Inc.+ ..................................                 $   5,016
                                                                                                 ---------

  CONSUMER DURABLES & APPAREL - 1.7%
            72,600  Kellwood Company............................................                     1,854
           101,800  RC2 Corporation+ ...........................................                     3,529
                                                                                                 ---------
                                                                                                     5,383
                                                                                                 ---------
  MEDIA - 2.9%
           119,400  Carmike Cinemas, Inc. ......................................                     4,179
           296,000  Reader's Digest Association, Inc. ..........................                     5,032
                                                                                                 ---------
                                                                                                     9,211
                                                                                                 ---------
  RETAILING - 2.5%
           248,500  Blockbuster Inc., Class B ..................................                     2,346
           204,400  Movie Gallery, Inc. ........................................                     5,525
                                                                                                 ---------
                                                                                                     7,871
                                                                                                 ---------
                    Total Consumer Discretionary................................                    27,481
                                                                                                 ---------
 CONSUMER STAPLES - 4.3%

  FOOD & STAPLES RETAILING - 2.2%
           126,400  Fresh Del Monte Produce, Inc. (F) ..........................                     3,653
           142,800  John B. Sanfilippo & Son, Inc.+ ............................                     3,207
                                                                                                 ---------
                                                                                                     6,860
                                                                                                 ---------
  FOOD, BEVERAGE & TOBACCO - 0.1%
            39,600  National Beverage Corporation+ .............................                       281
                                                                                                 ---------
  HOUSEHOLD & PERSONAL PRODUCTS - 2.0%
            74,100  Central Garden & Pet Company+ ..............................                     3,082
            75,800  Jarden Corporation+** ......................................                     3,386
                                                                                                 ---------
                                                                                                     6,468
                                                                                                 ---------
                    Total Consumer Staples .....................................                    13,609
                                                                                                 ---------
  ENERGY - 9.8%
           179,800  Cimarex Energy Company+** ..................................                     6,383
           218,600  Comstock Resources, Inc.+ ..................................                     5,531
           103,000  Encore Acquisition Company+ ................................                     3,782
            85,400  Plains Exploration & Production Company+ ...................                     2,748
           188,400  St. Mary Land & Exploration Company ........................                     4,088
           103,500  Stone Energy Corporation+** ................................                     4,651
            99,100  Tesoro Corporation+ ........................................                     3,760
                                                                                                 ---------
                    Total Energy ...............................................                    30,943
                                                                                                 ---------
 FINANCIALS - 8.7%

  BANKS - 4.8%
           121,500  Capital Corporation of the West ............................                     2,947
           178,500  Dime Community Bancshares ..................................                     2,649
           189,200  Flagstar Bancorp, Inc.** ...................................                     3,602
           237,930  Oriental Financial Group, Inc. .............................                     3,319
           136,140  U.S.B. Holding Company, Inc. ...............................                     2,750
                                                                                                 ---------
                                                                                                    15,267
                                                                                                 ---------

  INSURANCE - 3.9%
           152,900  Navigators Group, Inc.+ ....................................                     4,893
           100,200  Stewart Information Services Corporation ...................                     3,609
           236,800  Universal American Financial Corporation+ ..................                     3,966
                                                                                                 ---------
                                                                                                    12,468
                                                                                                 ---------
                    Total Financials............................................                    27,735
                                                                                                 ---------
 HEALTH CARE - 7.6%

  HEALTH CARE EQUIPMENT & SERVICES - 3.3%
           966,700  Gene Logic, Inc.+ ..........................................                     2,755
           106,400  Kindred Healthcare, Inc.+ ..................................                     3,501
           141,100  Owens & Minor, Inc. ........................................                     4,093
                                                                                                 ---------
                                                                                                    10,349
                                                                                                 ---------
  PHARMACEUTICALS & BIOTECHNOLOGY - 4.3%
           179,400  Andrx Corporation+** .......................................                     3,572
           356,200  Bradley Pharmaceuticals, Inc.+** ...........................                     3,184
           107,200  Kos Pharmaceuticals, Inc.+ .................................                     5,164
           277,700  Lannett Company, Inc.+ .....................................                     1,680
                                                                                                 ---------
                                                                                                    13,600
                                                                                                 ---------
                    Total Health Care...........................................                    23,949
                                                                                                 ---------
 INDUSTRIALS - 14.5%

  CAPITAL GOODS - 3.9%
           131,300  Cubic Corporation ..........................................                     2,310
           105,400  DRS Technologies, Inc.+ ....................................                     4,664
           147,000  Griffon Corporation+** .....................................                     2,821
           132,800  Lennox International, Inc.** ...............................                     2,596
                                                                                                 ---------
                                                                                                    12,391
                                                                                                 ---------
  COMMERCIAL SERVICES & SUPPLIES - 1.4%
           191,900  Duratek, Inc.+ .............................................                     4,446
                                                                                                 ---------
  TRANSPORTATION - 9.2%
           112,700  Alaska Air Group, Inc.+** ..................................                     3,006
           374,200  AMR Corporation+** .........................................                     3,918
           302,100  Continental Airlines, Inc., Class B+** .....................                     3,577
           114,500  Dampskibsselskabet Torm A/S, ADR** .........................                     5,704
           747,100  Delta Air Lines, Inc.+** ...................................                     2,458
           108,200  Genesee & Wyoming Inc., Class A+ ...........................                     2,595
           786,900  Northwest Airlines Corporation+** ..........................                     4,076
           204,300  OMI Corporation ............................................                     3,716
                                                                                                 ---------
                                                                                                    29,050
                                                                                                 ---------
                    Total Industrials ..........................................                    45,887
                                                                                                 ---------
 INFORMATION TECHNOLOGY - 9.0%

  COMPUTERS & PERIPHERALS - 2.2%
           187,500  Hutchinson Technology, Inc.+ ...............................                     6,945
                                                                                                 ---------
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 3.5%
           477,500  Axcelis Technologies, Inc.+ ................................                     2,965
           562,000  Credence Systems Corporation+** ............................                     3,535
           336,300  OmniVision Technologies, Inc.+** ...........................                     4,708
                                                                                                 ---------
                                                                                                    11,208
                                                                                                 ---------

                       See Notes to Financial Statements.

SMALL CAP VALUE FUND

April 30, 2005 (unaudited)

                                                                                                   VALUE
SHARES                                                                                             (000s)
------                                                                                           ---------
COMMON STOCKS - (CONTINUED)

 INFORMATION TECHNOLOGY - (CONTINUED)

  SOFTWARE - 3.3%
         1,498,300  Atari, Inc.+ ...............................................                 $   3,986
           786,200  Geac Computer Corporation Ltd. (F)+ ........................                     6,533
                                                                                                 ---------
                                                                                                    10,519
                                                                                                 ---------
                    Total Information Technology ...............................                    28,672
                                                                                                 ---------
 MATERIALS - 11.2%
            81,300  Albemarle Corporation ......................................                     2,976
           202,400  Century Aluminum Company+ ..................................                     4,716
           337,900  Goldcorp Inc.** ............................................                     4,373
            64,000  Headwaters, Inc.+ ..........................................                     2,046
         2,962,700  Kingsgate Consolidated Ltd. ................................                     5,244
           310,600  Metal Management, Inc. .....................................                     6,265
         3,271,400  Minara Resources Ltd. ......................................                     4,670
           439,900  Randgold Resources Ltd., ADR+** ............................                     5,228
                                                                                                 ---------
                    Total Materials ............................................                    35,518
                                                                                                 ---------
 TELECOMMUNICATION SERVICES - 2.4%
           200,100  Asia Satellite Telecommunications
                      Holdings Ltd., Sponsored ADR .............................                     3,718
           125,700  USA Mobility, Inc.+ ........................................                     3,763
                                                                                                 ---------
                    Total Telecommunication Services ...........................                     7,481
                                                                                                 ---------
 UTILITIES - 0.9%
            81,700  Suburban Propane Partners LP** .............................                     2,766
                                                                                                 ---------
                    Total Common Stocks
                      (Cost $226,227) ..........................................                   244,041
                                                                                                 ---------
CANADIAN INCOME TRUSTS - 6.5%

 ENERGY - 3.0%
           170,900  Bonavista Energy Trust .....................................                     4,055
            37,500  Peyto Energy Trust** .......................................                     1,467
           245,500  Vermilion Energy Trust** ...................................                     3,984
                                                                                                 ---------
                                                                                                     9,506
                                                                                                 ---------
 FOOD, BEVERAGE & TOBACCO - 1.5%
           315,700  Connors Brothers Income Fund ...............................                     4,639
                                                                                                 ---------
 MATERIALS - 2.0%
            38,100  Fording Canadian Coal Trust ................................                     3,385
           260,900  TimberWest Forest Corporation ..............................                     2,934
                                                                                                 ---------
                                                                                                     6,319
                                                                                                 ---------
                    Total Canadian Income Trusts
                      (Cost $14,896) ...........................................                    20,464
                                                                                                 ---------
REAL ESTATE INVESTMENT TRUSTS (REITS) - 4.7%

            33,400  Alexandria Real Estate Equities, Inc. ......................                     2,299
           107,200  Entertainment Properties Trust .............................                     4,631
           290,800  Equity Inns, Inc. ..........................................                     3,275
            50,300  Sovran Self Storage, Inc. ..................................                     2,150
           227,500  Winston Hotels, Inc. .......................................                     2,616
                                                                                                 ---------
                    Total REITs
                      (Cost $12,722) ...........................................                    14,971
                                                                                                 ---------

                                                                                                   VALUE
CONTRACTS                                                                                          (000S)
---------                                                                                        ---------
PURCHASED PUT OPTIONS - 5.4%
             1,334  iShares Russell 2000 Index,
                      Expires January 2006 @ $95 ...............................                 $     367
             5,365  iShares Russell 2000 Index,
                      Expires January 2007 @ $110 ..............................                     5,526
            14,625  iShares Russell 2000 Index,
                      Expires January 2007 @ $95 ...............................                     8,263
            20,000  Nasdaq 100 Index,
                      Expires January 2007 @ $29 ...............................                     2,900
                                                                                                 ---------
                    Total Purchased Put Options
                      (Cost $14,975) ...........................................                    17,056
                                                                                                 ---------

PRINCIPAL
  AMOUNT
  (000S)
---------
 REPURCHASE AGREEMENT - 7.9%
  (Cost $24,999)
$ 24,999        Agreement with Morgan Stanley, 2.850% dated 04/29/2005, to be repurchased at $25,005,000 on 05/02/2005 (Collateralized by
                 U.S. Treasury Note, 2.000% due 07/15/2014, market value
                 $25,813,000) ...........................................................           24,999
                                                                                                 ---------

SHORT-TERM INVESTMENT - 16.3%
  (Cost $51,712)
  51,712        Mellon GSL DBT II
                 Collateral Fund++ ......................................................           51,712
                                                                                                 ---------

TOTAL INVESTMENTS (Cost $345,531*)..............................................   117.9%          373,243
OTHER ASSETS (LIABILITIES) (NET)................................................   (17.9)          (56,553)
                                                                                   -----         ---------
NET ASSETS......................................................................   100.0%        $ 316,690
                                                                                   =====         =========

--------------
*     Aggregate cost for federal tax purposes.

** Some or all of these securities are on loan at April 30, 2005, and have an aggregate market value of $48,944,000, representing 15.5% of the total net assets of the Fund (Collateral Value $51,712,000).

+     Non-income producing security.

++ Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR           -- American Depositary Receipt
(F)           -- Foreign Shares

                       See Notes to Financial Statements.

Portfolio of Investments

SMALL CAP GROWTH FUND

April 30, 2005 (unaudited)

                                                                                                VALUE
SHARES                                                                                          (000s)
------                                                                                          ------
COMMON STOCKS - 94.2%

 CONSUMER DISCRETIONARY - 16.8%

  CONSUMER DURABLES & APPAREL - 4.2%
                 35,880  Carter's, Inc.+ .......................................          $          1,353
                175,248  Coach, Inc.+ ..........................................                     4,697
                 59,902  Deckers Outdoor Corporation+** ........................                     1,262
                 96,501  Desarrolladora Homex SA de CV, ADR+** .................                     2,136
                105,641  Warnaco Group, Inc.+ ..................................                     2,373
                                                                                          ----------------
                                                                                                    11,821
                                                                                          ----------------
  HOTELS, RESTAURANTS & LEISURE - 4.2%
                 72,100  Cheesecake Factory, Inc.+ .............................                     2,213
                 63,712  Ctrip.com International Ltd., ADR+ ....................                     2,796
                 30,094  Four Seasons Hotels, Inc. .............................                     1,910
                 72,752  RARE Hospitality International, Inc.+ .................                     2,024
                 85,846  Sonic Corporation+ ....................................                     2,750
                                                                                          ----------------
                                                                                                    11,693
                                                                                          ----------------
  MEDIA - 0.7%
                125,408  Lin TV Corporation, Class A+...........................                     1,955
                                                                                          ----------------
  RETAILING - 7.7%
                 53,919  America's Car-Mart, Inc.+ .............................                     1,140
                141,213  Audible, Inc.+ ........................................                     1,810
                 50,152  Blue Nile, Inc.+** ....................................                     1,262
                143,401  Build-A-Bear-Workshop, Inc.+ ..........................                     3,845
                 56,102  Chico's FAS, Inc.+** ..................................                     1,438
                 46,139  Guitar Center, Inc.+** ................................                     2,277
                108,006  Hibbett Sporting Goods, Inc.+ .........................                     2,913
                  2,700  Provide Commerce, Inc.+ ...............................                        48
                 59,781  Stamps.com, Inc.+ .....................................                     1,155
                 34,489  Tractor Supply Company+ ...............................                     1,387
                 98,482  Urban Outfitters, Inc.+ ...............................                     4,363
                                                                                          ----------------
                                                                                                    21,638
                                                                                          ----------------
                         Total Consumer Discretionary ..........................                    47,107
                                                                                          ----------------
 CONSUMER STAPLES - 3.8%

  FOOD & STAPLES RETAILING - 1.6%
                121,730  Central European Distribution Corporation+ ............                     4,518
                                                                                          ----------------
  FOOD, BEVERAGE & TOBACCO - 1.4%
                 68,963  Hansen Natural Corporation+** .........................                     3,909
                                                                                          ----------------
  HOUSEHOLD & PERSONAL CARE PRODUCTS - 0.8%
                 53,662  USANA Health Sciences, Inc.+** ........................                     2,218
                                                                                          ----------------
                         Total Consumer Staples ................................                    10,645
                                                                                          ----------------
 ENERGY - 3.8%
                266,550  Carrizo Oil & Gas, Inc.+ ..............................                     4,406
                 29,456  Petroleum Development Corporation+ ....................                       754
                135,850  Veritas DGC, Inc.+ ....................................                     3,478
                 69,860  Whiting Petroleum Corporation+ ........................                     2,115
                                                                                          ----------------
                         Total Energy ..........................................                    10,753
                                                                                          ----------------
 FINANCIALS - 5.9%

  BANKS - 3.8%
                 78,200  Brookline Bancorp, Inc. ...............................                     1,173
                 49,046  Downey Financial Corporation ..........................                     3,175
                 20,150  Mercantile Bank Corporation ...........................                       798
                 78,800  Signature Bank+ .......................................                     1,941
                 78,037  Westcorp ..............................................                     3,491
                                                                                          ----------------
                                                                                                    10,578
                                                                                          ----------------
  DIVERSIFIED FINANCIALS - 0.6%
                 63,884  First Cash Financial Services, Inc.+ ..................                     1,248
                 14,600  World Acceptance Corporation+ .........................                       372
                                                                                          ----------------
                                                                                                     1,620
                                                                                          ----------------

  INSURANCE - 1.5%
                 72,106  Delphi Financial Group, Inc., Class A .................                     2,994
                 42,700  Hub International Ltd..................................                       813
                 16,000  PXRE Group Ltd.........................................                       377
                                                                                          ----------------
                                                                                                     4,184
                                                                                          ----------------
                         Total Financials ......................................                    16,382
                                                                                          ----------------
 HEALTH CARE - 28.2%

  HEALTH CARE EQUIPMENT & SERVICES - 15.2%
                 70,514  Advisory Board Company+ ...............................                     2,870
                184,700  Align Technology, Inc.+** .............................                     1,555
                 70,628  American Healthways, Inc.+** ..........................                     2,638
                109,231  Animas Corporation+** .................................                     2,048
                 67,466  ArthroCare Corporation+** .............................                     1,982
                  1,500  Aspect Medical Systems, Inc.+ .........................                        39
                 65,187  Centene Corporation+ ..................................                     1,815
                149,832  Conceptus, Inc.+** ....................................                       915
                 53,800  Conor Medsystems, Inc.+ ...............................                       726
                 56,762  HealthExtras, Inc.+ ...................................                       939
                 50,550  Hologic, Inc.+ ........................................                     1,799
                 74,900  Immucor, Inc.+ ........................................                     2,235
                 52,311  Kensey Nash Corporation+** ............................                     1,438
                 82,852  Kyphon, Inc.+ .........................................                     2,167
                 61,684  Laserscope+ ...........................................                     1,954
                204,580  LCA-Vision, Inc. ......................................                     8,017
                 90,852  Merge Technologies, Inc.+ .............................                     1,475
                115,795  SFBC International, Inc.+ .............................                     3,613
                143,117  Ventiv Health, Inc.+ ..................................                     2,984
                127,619  VNUS Medical Technologies, Inc.+** ....................                     1,226
                                                                                          ----------------
                                                                                                    42,435
                                                                                          ----------------
  PHARMACEUTICALS & BIOTECHNOLOGY - 13.0%
                 89,011  Able Laboratories, Inc.+ ..............................                     2,122
                121,573  Anika Therapeutics, Inc.+ .............................                     1,797
                 96,356  Bone Care International, Inc.+ ........................                     2,487
                 72,680  Connetics Corporation+ ................................                     1,579
                148,500  CV Therapeutics, Inc.+** ..............................                     2,943
                 55,438  Digene Corporation+ ...................................                     1,056
                163,834  Dyax Corporation+ .....................................                       652
                 52,300  Encysive Pharmaceuticals, Inc.+ .......................                       511

                       See Notes to Financial Statements.

SMALL CAP GROWTH FUND

April 30, 2005 (unaudited)

                                                                                                VALUE
SHARES                                                                                          (000s)
------                                                                                          ------
COMMON STOCKS - (CONTINUED)

 HEALTH CARE - (CONTINUED)

  PHARMACEUTICALS & BIOTECHNOLOGY - (CONTINUED)
                    137,311   InKine Pharmaceutical Company, Inc.+ .............            $          324
                    197,510   Isolagen, Inc.+ ..................................                       958
                     93,329   Kos Pharmaceuticals, Inc.+ .......................                     4,496
                    130,101   LifeCell Corporation+ ............................                     1,561
                     49,121   Medicis Pharmaceutical Corporation, Class A** ....                     1,380
                     82,944   MGI Pharma, Inc.+** ..............................                     1,829
                    162,434   Nektar Therapeutics+ .............................                     2,316
                    137,300   POZEN, Inc.+ .....................................                       963
                    111,657   Protein Design Labs, Inc.+** .....................                     1,996
                     71,147   Rigel Pharmaceuticals, Inc.+ .....................                     1,220
                     47,055   Salix Pharmaceuticals Ltd.+ ......................                       673
                    116,539   United Therapeutics Corporation+** ...............                     5,593
                                                                                            --------------
                                                                                                    36,456
                                                                                            --------------
                              Total Health Care ................................                    78,891
                                                                                            --------------
 INDUSTRIALS - 11.4%

  CAPITAL GOODS - 5.3%
                     52,431   A.S.V., Inc.+ ....................................                     1,874
                     20,100   American Science & Engineering, Inc.+ ............                       770
                    143,980   Ceradyne, Inc.+ ..................................                     2,859
                     51,034   Engineered Support Systems, Inc. .................                     1,803
                     65,375   Lincoln Electric Holdings, Inc. ..................                     1,997
                     38,533   MTC Technologies, Inc.+ ..........................                     1,168
                     36,200   NCI Building Systems, Inc.+ ......................                     1,174
                     36,806   Trex Company, Inc.+** ............................                     1,479
                    151,821   TurboChef Technologies, Inc.+** ..................                     1,581
                                                                                            --------------
                                                                                                    14,705
                                                                                            --------------
  COMMERCIAL SERVICES & SUPPLIES - 4.5%
                     61,930   Charles River Associates, Inc.+ ..................                     3,245
                     92,100   Collectors Universe, Inc.+ .......................                     1,674
                    101,647   Navigant Consulting, Inc.+ .......................                     2,386
                     71,324   Portfolio Recovery Associates, Inc.+ .............                     2,564
                     97,500   Resources Connection, Inc.+ ......................                     1,863
                     48,000   TRM Corporation+ .................................                       803
                                                                                            --------------
                                                                                                    12,535
                                                                                            --------------
  TRANSPORTATION - 1.6%
                     86,016   Knight Transportation, Inc. ......................                     1,818
                     59,872   Old Dominion Freight Line, Inc.+ .................                     1,682
                     69,600   Universal Truckload Services, Inc.+ ..............                     1,109
                                                                                            --------------
                                                                                                     4,609
                                                                                            --------------
                              Total Industrials ................................                    31,849
                                                                                            --------------

 INFORMATION TECHNOLOGY - 24.0%

  COMMUNICATIONS EQUIPMENT - 3.8%
                    222,710   AudioCodes Ltd.+ .................................                     2,163
                    189,782   Ixia+ ............................................                     3,038
                    185,600   NMS Communications Corporation+ ..................                       590
                     84,000   Novatel Wireless, Inc.+ ..........................                       753
                     83,673   Orckit Communications Ltd.+** ....................                     1,639
                     88,590   SafeNet, Inc.+ ...................................                     2,476
                                                                                            --------------
                                                                                                    10,659
                                                                                            --------------
COMPUTERS & PERIPHERALS - 1.7%
                     41,720   Hutchinson Technology, Inc.+ .....................                     1,545
                    110,896   M-Systems Flash Disk Pioneers Ltd.+ ..............                     2,102
                     63,608   Synaptics, Inc.+ .................................                     1,153
                                                                                            --------------
                                                                                                     4,800
                                                                                            --------------
  ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
                    136,572   Merix Corporation+ ...............................                     1,073
                                                                                            --------------

  INTERNET SOFTWARE & SERVICES - 8.7%
                    173,300   Akamai Technologies, Inc.+** .....................                     2,047
                    633,279   aQuantive, Inc.+ .................................                     7,029
                     90,021   Digital River, Inc.+ .............................                     2,395
                      8,705   eCollege.com+ ....................................                        97
                    144,100   Greenfield Online, Inc.+ .........................                     2,597
                    218,229   Interwoven, Inc.+ ................................                     1,685
                    261,900   iVillage, Inc.+ ..................................                     1,715
                    128,000   Jupitermedia Corporation+ ........................                     1,627
                    118,491   Marchex, Inc., Class B+** ........................                     2,000
                    278,932   MatrixOne, Inc.+ .................................                     1,191
                    177,563   ValueClick, Inc.+ ................................                     1,839
                                                                                            --------------
                                                                                                    24,222
                                                                                            --------------
  IT SERVICES - 2.0%
                    140,924   Euronet Worldwide, Inc.+ .........................                     4,166
                    160,024   RightNow Technologies,  Inc.+ ....................                     1,427
                                                                                            --------------
                                                                                                     5,593
                                                                                            --------------
  SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 5.7%
                     66,255   Cymer, Inc.+** ...................................                     1,643
                    163,882   Mattson Technology, Inc.+ ........................                     1,041
                    193,052   O2Micro International Ltd.+ ......................                     1,990
                     81,685   Power Integrations, Inc.+** ......................                     1,777
                    231,634   PowerDsine Ltd.+ .................................                     1,842
                     99,366   Sigmatel, Inc.+ ..................................                     2,602
                    119,342   Skyworks Solutions, Inc.+ ........................                       625
                    164,952   Tessera Technologies, Inc.+ ......................                     4,381
                                                                                            --------------
                                                                                                    15,901
                                                                                            --------------
  SOFTWARE - 1.7%
                    155,656   Agile Software Corporation+ ......................                     1,022
                     15,530   Altiris, Inc.+** .................................                       253
                        106   Computer Associates International, Inc. ..........                         3
                     59,519   Manhattan Associates, Inc.+** ....................                     1,124
                    115,093   PDF Solutions, Inc.+ .............................                     1,523
                    190,271   SupportSoft, Inc.+ ...............................                       904
                                                                                            --------------
                                                                                                     4,829
                                                                                            --------------
                              Total Information Technology .....................                    67,077
                                                                                            --------------


                       See Notes to Financial Statements.

SMALL CAP GROWTH FUND

April 30, 2005 (unaudited)

                                                                                                 VALUE
SHARES                                                                                           (000s)
------                                                                                           ------
COMMON STOCKS - (CONTINUED)
 TELECOMMUNICATION SERVICES - 0.3%
                     56,006   Inphonic, Inc.+** ..........................                  $          864
                                                                                            --------------
                              Total Common Stocks
                                (Cost $278,189) ..........................                         263,568
                                                                                            --------------
REAL ESTATE INVESTMENT TRUST (REIT) - 0.4%
  (Cost $1,138)
                     42,840   RAIT Investment Trust ......................                           1,162
                                                                                            --------------

PRINCIPAL
 AMOUNT                                                                                         VALUE
 (000s)                                                                                         (000s)
---------                                                                                       ------
REPURCHASE AGREEMENT - 5.8%
  (Cost $16,314)
                   $ 16,314    Agreement with Morgan Stanley, 2.850% dated
                                04/29/2005, to be repurchased at $16,318,000
                                on 05/02/2005 (Collateralized by U.S. Treasury
                                Note, 2.000% due 07/15/2014, market value
                                $16,845,000) .............................................  $       16,314
                                                                                            --------------
SHORT-TERM INVESTMENT - 9.4%
  (Cost $26,297)
                     26,297    Mellon GSL DBT II Collateral Fund++ .......................          26,297
                                                                                            --------------
TOTAL INVESTMENTS (Cost $321,938*) ...............................................   109.8%        307,341
OTHER ASSETS (LIABILITIES) (NET) .................................................    (9.8)        (27,482)
                                                                                     -----  --------------
NET ASSETS .......................................................................   100.0% $      279,859
                                                                                     =====  ==============

----------
*     Aggregate cost for federal tax purposes.

** Some or all of these securities are on loan at April 30, 2005, and have an aggregate market value of $25,026,000, representing 9.0% of the total net assets of the Fund (Collateral Value $26,297,000).

+     Non-income producing security.

++ Represents investment purchased with cash collateral for securities loaned.

                                GLOSSARY OF TERMS

ADR          -- American Depositary Receipt

                       See Notes to Financial Statements.

Portfolio of Investments

INTERNATIONAL GROWTH FUND

April 30, 2005 (unaudited)

                                                                                              VALUE
SHARES                                                                                        (000s)
------                                                                                        ------
COMMON STOCKS - 95.1%

  JAPAN - 23.5% ****
                      54,710     Advantest Corporation ...................................  $  3,861
                     246,000     AEON Company Ltd. .......................................     3,824
                      15,248     Aiful Corporation .......................................     1,130
                      53,900     Astellas Pharma Inc. ....................................     1,953
                      50,000     Bridgestone Corporation .................................       961
                      51,800     Canon Inc. ..............................................     2,707
                      32,700     Chubu Electric Power Company Inc.** .....................       784
                      35,700     Daito Trust Construction Company, Ltd. ..................     1,430
                      87,000     Daiwa House Industry Company Ltd. .......................       977
                         210     East Japan Railway Company** ............................     1,094
                      68,600     FANUC Ltd. ..............................................     4,056
                     246,000     Furukawa Electric Company Ltd.+..........................     1,089
                      17,900     Hirose Electric Company Ltd. ............................     1,835
                      14,700     Hoya Corporation ........................................     1,538
                     368,000     Japan Airlines System Corporation** .....................     1,046
                     125,200     Kansai Electric Power Company Inc. ......................     2,520
                         402     Millea Holdings, Inc. ...................................     5,483
                     328,400     Mitsubishi Corporation ..................................     4,504
                     671,000     Mitsubishi Estate Company Ltd. ..........................     7,238
                     202,000     Mitsubishi Heavy Industries Ltd. ........................       538
                         523     Mitsubishi Tokyo Financial Group, Inc. ..................     4,539
                     167,000     Mitsui & Company, Ltd. ..................................     1,588
                      89,000     Mitsui Fudosan Company Ltd. .............................       997
                     247,000     Mitsui Sumitomo Insurance Company Ltd. ..................     2,247
                         546     Mizuho Financial Group, Inc. ............................     2,567
                      23,000     Murata Manufacturing Company Ltd. .......................     1,145
                     236,000     NEC Corporation .........................................     1,301
                      23,500     Nidec Corporation .......................................     2,764
                     106,000     Nikon Corporation** .....................................     1,115
                      18,000     Nintendo Company Ltd. ...................................     2,055
                     122,000     Nippon Electric Glass Company, Ltd. .....................     1,946
                       1,163     Nippon Telegraph & Telephone Corporation ................     4,903
                     710,400     Nissan Motor Company Ltd.** .............................     7,046
                      32,000     Nitto Denko Corporation .................................     1,749
                      50,000     OMRON Corporation .......................................     1,094
                      32,400     ORIX Corporation ........................................     4,416
                     129,000     Ricoh Company, Ltd. .....................................     2,060
                      18,500     Rohm Company Ltd. .......................................     1,745
                     186,600     Sankyo Company Ltd.** ...................................     3,889
                     233,000     Sekisui House Ltd. ......................................     2,467
                      12,100     Shimamura Company Ltd. ..................................     1,003
                      31,600     SMC Corporation** .......................................     3,330
                      78,300     SOFTBANK Corporation** ..................................     3,151
                     157,000     Sompo Japan Insurance Inc. ..............................     1,526
                      37,190     Sony Corporation ........................................     1,390
                     447,000     Sumitomo Chemical Company Ltd.** ........................     2,289
                     441,000     Sumitomo Corporation ....................................     3,743
                       1,430     Sumitomo Mitsui Financial Group, Inc.** .................     9,247
                     285,200     Suzuki Motor Corporation ................................     4,872
                      24,950     T&D Holdings, Inc. ......................................     1,233
                      76,900     Takeda Pharmaceutical Company Ltd.** ....................     3,748
                      19,700     TDK Corporation .........................................     1,379
                      73,300     Tokyo Electron Ltd. .....................................     3,789
                     407,000     TOKYO GAS Company Ltd.** ................................     1,634
                      93,500     Toyota Motor Corporation ................................     3,424
                       1,720     UFJ Holdings, Inc.+ .....................................     9,055
                      26,100     Unicharm Corporation ....................................     1,167
                         433     Yahoo! Japan Corporation+ ...............................       971
                      47,800     Yamada Denki Company, Ltd. ..............................     2,298
                     251,500     Yamato Transport Company Ltd. ...........................     3,327
                                                                                             -------
                                                                                             162,777
                                                                                             -------

  UNITED KINGDOM - 15.4%
                      50,900     Anglo American PLC ......................................     1,127
                     437,000     ARM Holdings PLC ........................................       798
                     156,400     AstraZeneca PLC .........................................     6,804
                     129,200     AstraZeneca PLC (F) .....................................     5,617
                     110,084     BHP Billiton PLC ........................................     1,342
                     212,500     Bradford & Bingley PLC ..................................     1,233
                      27,300     Brambles Industries PLC .................................       151
                     205,800     Diageo PLC ..............................................     3,038
                     135,400     Hanson PLC ..............................................     1,245
                     497,400     HBOS PLC ................................................     7,328
                     301,400     HSBC Holdings PLC .......................................     4,803
                     105,600     Johnston Press PLC ......................................       997
                     278,400     Lloyds TSB Group PLC ....................................     2,376
                     148,200     National Grid Group PLC .................................     1,455
                      47,800     Next PLC ................................................     1,347
                      92,000     Northern Rock PLC .......................................     1,305
                     391,700     Pearson PLC .............................................     4,744
                      35,900     Reckitt Benckiser PLC ...................................     1,159
                     523,500     Reed Elsevier PLC .......................................     5,107
                     352,400     Royal Bank of Scotland Group PLC++.......................    10,579
                     101,200     Scottish & Southern Energy PLC ..........................     1,809
                     568,800     Shell Transport & Trading Company PLC ...................     5,093
                     224,000     Standard Chartered PLC ..................................     4,016
                     233,900     Tesco PLC ...............................................     1,374
                     194,000     TI Automotive Ltd., Class A+.............................         0***++
                     455,800     Unilever PLC ............................................     4,320
                   9,411,719     Vodafone Group PLC ......................................    24,457
                      71,600     Wolseley PLC ............................................     1,431
                     119,500     Xstrata PLC .............................................     2,056
                                                                                             -------
                                                                                             107,111
                                                                                             -------
  FRANCE - 10.8%
                      75,900     Accor SA** ..............................................     3,455
                      61,500     AXA** ...................................................     1,503
                     163,900     BNP Paribas SA ..........................................    10,736
                     175,600     Bouygues SA++............................................     6,969
                      26,300     Carrefour SA ............................................     1,269
                      19,600     Compagnie Generale des Etablissements Michelin,
                                 Class B** ...............................................     1,182
                      24,800     Dassault Systemes SA ....................................     1,157
                      28,100     Essilor International SA ................................     1,998
                      46,800     Groupe Danone** .........................................     4,360
                      24,298     L'Air Liquide SA ........................................     4,315
                      35,000     L'Oreal SA ..............................................     2,504
                      22,300     Lafarge SA ..............................................     2,016
                     246,300     Sanofi-Aventis** ........................................    21,679

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

April 30, 2005 (unaudited)

                                                                                      VALUE
SHARES                                                                                (000s)
------                                                                                ------
COMMON STOCKS - (CONTINUED)

  FRANCE-(CONTINUED)
            10,667    Sanofi-Aventis (F) .......................................    $      935
            72,787    Schneider Electric SA ....................................         5,217
            17,900    Societe Generale Group ...................................         1,771
            93,200    STMicroelectronics NV ....................................         1,306
            93,200    Vivendi Universal SA+ ....................................         2,804
                                                                                    ----------
                                                                                        75,176
                                                                                    ----------
  SWITZERLAND - 8.5%
            19,900    Adecco SA ................................................           956
           236,782    Compagnie Financiere Richemont AG, A Units ...............         7,022
            97,701    Credit Suisse Group** ....................................         4,079
           127,066    Holcim Ltd. ..............................................         7,685
            37,431    Nestle SA** ..............................................         9,801
           241,857    Novartis AG ..............................................        11,715
            17,462    Roche Holding AG-Genusschein** ...........................         2,098
             1,310    Serono SA** ..............................................           835
            81,147    Swiss Reinsurance Company ................................         5,356
            11,589    Swisscom AG ..............................................         3,990
            11,695    Syngenta AG ..............................................         1,206
            10,500    Synthes, Inc. ............................................         1,185
            41,956    UBS AG ...................................................         3,341
                                                                                    ----------
                                                                                        59,269
                                                                                    ----------
  NETHERLANDS - 8.3%
           350,140    ABN AMRO Holding NV ......................................         8,489
           627,936    AEGON NV** ...............................................         3,899
            37,100    Euronext NV ..............................................         1,216
            85,625    Heineken Holding NV, Class A .............................         2,442
           173,406    Heineken NV ..............................................         5,485
           191,914    ING Groep NV .............................................         5,211
           870,200    Koninklijke (Royal) KPN NV** .............................         7,223
            31,000    Koninklijke (Royal) Numico NV+ ...........................         1,276
            79,400    Reed Elsevier NV** .......................................         1,137
           237,600    Royal Dutch Petroleum Company** ..........................        13,829
            14,900    Royal Dutch Petroleum Company (F) ........................           868
            75,500    TNT NV ...................................................         2,046
            35,200    Unilever NV ..............................................         2,255
           161,924    VNU NV ...................................................         2,267
                                                                                    ----------
                                                                                        57,643
                                                                                    ----------
  GERMANY - 5.5%
            35,500    Allianz AG** .............................................         4,214
            90,500    Bayer AG** ...............................................         2,953
           104,900    Bayerische Hypo-und Vereinsbank AG+ ......................         2,481
            28,500    Bayerische Motoren Werke (BMW) AG** ......................         1,199
            85,300    DaimlerChrysler AG** .....................................         3,331
            23,400    Deutsche Bank AG** .......................................         1,899
            47,723    Deutsche Boerse AG .......................................         3,587
            66,800    E.ON AG** ................................................         5,605
           122,000    Infineon Technologies AG+ ................................         1,009
             1,880    Lanxess AG+ ..............................................            39
            22,000    SAP AG** .................................................         3,446
             5,200    SAP AG, Sponsored ADR ....................................           205
            63,700    Siemens AG ...............................................         4,642
            81,000    Volkswagen AG** ..........................................         3,361
                                                                                    ----------
                                                                                        37,971
                                                                                    ----------
  SPAIN - 5.4%
            30,800    Altadis, SA** ............................................         1,299
           506,900    Banco Bilbao Vizcaya Argentaria SA** .....................         7,795
           452,600    Banco Santander Central Hispano SA .......................         5,253
            85,000    Iberdrola SA .............................................         2,206
           117,100    Industria de Diseno Textil SA (Inditex)** ................         3,460
           295,900    Repsol YPF SA ............................................         7,475
           595,841    Telefonica SA** ..........................................        10,068
                                                                                    ----------
                                                                                        37,556
                                                                                    ----------
  CANADA - 4.1%
           153,900    Abitibi-Consolidated Inc. ................................           664
           119,900    Alcan Inc. ...............................................         3,888
            59,700    Cameco Corporation .......................................         2,338
            10,300    Falconbridge Ltd. ........................................           342
            14,600    Great-West Lifeco Inc.** .................................           320
            86,400    Inco Ltd. (F)+ ...........................................         3,088
            14,200    Magna International Inc., Class A ........................           872
            25,800    Manulife Financial Corporation** .........................         1,182
            30,100    National Bank of Canada** ................................         1,254
            28,200    Noranda, Inc.** ..........................................           529
            59,800    Potash Corporation of Saskatchewan Inc. ..................         5,035
            44,800    Suncor Energy Inc. .......................................         1,654
           114,400    TELUS Corporation** ......................................         3,422
           111,200    Thomson Corporation** ....................................         3,675
                                                                                    ----------
                                                                                        28,263
                                                                                    ----------
  AUSTRALIA  - 2.4% ****
           195,100    Amcor Ltd. ...............................................           984
            60,162    Australia & New Zealand Banking Group Ltd. ...............         1,013
           228,138    Brambles Industries Ltd.** ...............................         1,399
           319,702    Foster's Group Ltd. ......................................         1,278
           296,500    Insurance Australia Group Ltd. ...........................         1,403
           169,100    Promina Group Ltd. .......................................           674
           178,468    QBE Insurance Group Ltd. .................................         2,077
           281,256    Rinker Group Ltd. ........................................         2,497
            55,300    Wesfarmers Ltd. ..........................................         1,550
            81,200    Westpac Banking Corporation ..............................         1,233
           194,012    Woolworths Ltd. ..........................................         2,317
                                                                                    ----------
                                                                                        16,425
                                                                                    ----------
  HONG KONG - 1.6% ****
           196,100    Esprit Holdings Ltd.++ ...................................         1,459
           470,000    Hang Lung Group Ltd. .....................................           847
           850,000    Hang Lung Properties Ltd. ................................         1,303
            79,000    Hang Seng Bank Ltd. ......................................         1,079
           911,500    Johnson Electric Holdings Ltd. ...........................           813
         1,780,000    Li & Fung Ltd. ...........................................         3,402
           143,000    Sung Hung Kai Properties Ltd. ............................         1,367
           117,800    Swire Pacific Ltd., Class A ..............................           982
                                                                                    ----------
                                                                                        11,252
                                                                                    ----------

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

April 30, 2005 (unaudited)

                                                                                                     VALUE
SHARES                                                                                               (000s)
------                                                                                             -----------
COMMON STOCKS - (CONTINUED)

  SWEDEN - 1.4%
                  92,100  Assa Abloy AB, B Shares ................................                $     1,186
                  42,700  Atlas Copco Group AB, Class A** ........................                      1,928
                  35,400  Sandvik AB** ...........................................                      1,378
                   1,800  Scania AB, Class B .....................................                         70
                  27,400  Svenska Cellulosa AB, Class B** ........................                        952
               1,143,000  Telefonaktiebolaget LM Ericsson, B Shares ..............                      3,345
                  34,000  Telefonaktiebolaget LM Ericsson,
                            Sponsored ADR** ......................................                      1,001
                                                                                                  -----------
                                                                                                        9,860
                                                                                                  -----------
  SOUTH KOREA - 1.2% ****
                  17,616  Samsung Electronics Company Ltd. .......................                      7,985
                                                                                                  -----------
  SINGAPORE - 1.1% ****
                 149,000  DBS Group Holdings Ltd. ................................                      1,301
               3,252,675  Singapore Telecommunications, Ltd.++....................                      5,107
                 122,000  United Overseas Bank Ltd ...............................                      1,065
                                                                                                  -----------
                                                                                                        7,473
                                                                                                  -----------
  MEXICO - 0.9%
                 129,000  America Movil SA de CV, Series L, ADR ..................                      6,405
                                                                                                  -----------
  DENMARK - 0.9%
                  51,800  Novo Nordisk A/S, Class B ..............................                      2,610
                  78,300  TDC A/S ................................................                      3,346
                                                                                                  -----------
                                                                                                        5,956
                                                                                                  -----------
  FINLAND - 0.6%
                 101,100  Nokia Oyj** ............................................                      1,603
                  95,500  Stora Enso Oyj - R Shares ..............................                      1,262
                  62,000  UPM-Kymmene Oyj ........................................                      1,229
                                                                                                  -----------
                                                                                                        4,094
                                                                                                  -----------
  BELGIUM - 0.5%
                  31,200  Fortis .................................................                        862
                  63,600  SES GLOBAL, FDR ........................................                        850
                  42,400  UCB Group SA ...........................................                      2,050
                                                                                                  -----------
                                                                                                        3,762
                                                                                                  -----------
  ITALY - 0.5%
                 145,250  Eni SpA ................................................                      3,647
                                                                                                  -----------
  TAIWAN - 0.5% ****
                 410,188  Taiwan Semiconductor Manufacturing
                            Company Ltd., Sponsored ADR ..........................                      3,532
                                                                                                  -----------
  AUSTRIA - 0.4%
                  23,600  Erste Bank der oesterreichischen
                            Sparkassen AG** ......................................                      1,139
                   7,800  Raiffeisen International Bank Holding AG+...............                        401
                  58,808  Telekom Austria AG .....................................                      1,127
                                                                                                  -----------
                                                                                                        2,667
                                                                                                  -----------
  IRELAND - 0.3%
                  93,268  CRH PLC ................................................                      2,310
                                                                                                  -----------

 SOUTH AFRICA - 0.3%
                  98,000  Sasol Ltd. .............................................                      2,301
                                                                                                  -----------
  NORWAY - 0.3%
                 127,700  DnB Holding ASA** ......................................                      1,213
                  53,700  Norske Skogindustrier ASA**.............................                        936
                                                                                                  -----------
                                                                                                        2,149
                                                                                                  -----------
  INDIA - 0.2%
                  24,000  Infosys Technologies Ltd.,
                            Sponsored ADR** ......................................                      1,421
                                                                                                  -----------

  BRAZIL - 0.2%
                  43,591  Companhia Vale do Rio Doce,ADR .........................                      1,175
                                                                                                  -----------

  PORTUGAL - 0.2%
                 100,000  Portugal Telecom,SGPS, SA ..............................                      1,094
                                                                                                  -----------

  UNITED STATES - 0.1%
                  60,197  News Corporation (F), CDI ..............................                        910
                                                                                                  -----------

  RUSSIA - 0.0% +++
                  21,900  YUKOS,ADR+** ..........................................                          55
                                                                                                  -----------
                          Total Common Stocks
                            (Cost $573,872) ......................................                    660,239
                                                                                                  -----------
CONVERTIBLE PREFERRED STOCKS - 0.5%

   JAPAN - 0.5% ****
              69,000,000  Sumitomo Mitsui Finance Group Inc. (F),
                            Conv. Pfd., 2.250% due 07/11/2005 ....................                      1,419
              99,000,000  Sumitomo Mitsui Finance Group Inc. (F),
                            Conv. Pfd., 2.250% due 07/11/2005++...................                      2,035
                                                                                                  -----------
                          Total Convertible Preferred Stocks
                            (Cost $1,879) ........................................                      3,454
                                                                                                  -----------
PREFERRED STOCK - 0.0%+++
(Cost $51)

  SOUTH KOREA - 0.0% +++****
                     900  Samsung Electronics Company Ltd. .......................                        269
                                                                                                  -----------

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

April 30, 2005 (unaudited)

PRINCIPAL
  AMOUNT                                                                                        VALUE
  (000S)                                                                                        (000s)
---------                                                                                 ----------------
CONVERTIBLE BONDS - 0.1%
  (Cost $630)

   SWITZERLAND - 0.1%
$ 826                           Credit Suisse Group Financial, Conv. Jr. Bond,
                                 6.000% due 12/23/2005 ................................   $            961
                                                                                          ----------------
REPURCHASE AGREEMENT - 4.4%
  (Cost $30,246)
     30,246                     Agreement with Morgan Stanley, 2.850% dated
                                 04/29/2005, to be repurchased at
                                 $30,253,000 on 05/02/2005 (Collateralized
                                 by U.S. Treasury Note, 2.000% due
                                 07/15/2014, market value $31,230,000) ................             30,246
                                                                                          ----------------
SHORT-TERM INVESTMENT - 13.8%
  (Cost $95,791)
     95,791                     Mellon GSL DBT II Collateral Fund++++ .................             95,791
                                                                                          ----------------
TOTAL INVESTMENTS (Cost $702,469*) .............................................  113.9%           790,960

OTHER ASSETS (LIABILITIES) (NET) ...............................................  (13.9)           (96,642)
                                                                                  -----   ----------------
NET ASSETS .....................................................................  100.0%  $        694,318
                                                                                  =====   ================

---------------
*     Aggregate cost for federal tax purposes.

** Some or all of these securities are on loan at April 30, 2005, and have an aggregate market value of $91,230,000, representing 13.1% of the total net assets of the Fund (Collateral Value $95,791,000).

***   Value of security is $0.

**** Investments in the areas of the Pacific Rim at April 30, 2005 are 30.7% of the total net assets of the Fund.

+     Non-income producing security.

++ Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+++   Amount represents less than 0.1% of the total net assets.

++++ Represents investment purchased with cash collateral for securities loaned.

++ Represents fair value as determined in good faith under the direction of the Board of Trustees.

                       See Notes to Financial Statements.

INTERNATIONAL GROWTH FUND

April 30, 2005 (unaudited)

                 SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                    FORWARD FOREIGN CURRENCY CONTRACTS TO BUY
                                CONTRACTS TO RECEIVE
                                     (000s)
                    --------------------------------------------           NET
                                                                       UNREALIZED
                                                            IN        APPRECIATION/
EXPIRATION                 LOCAL             VALUE IN    EXCHANGE    (DEPRECIATION)
   DATE                   CURRENCY            U.S. $     FOR U.S. $   OF CONTRACTS
----------          --------------------     --------    ----------   ------------
05/02/2005          EUR            1,048       1,348       1,355      $       (7)
05/02/2005          JPY           70,762         675         668               7
05/03/2005          EUR              421         542         543              (1)
05/03/2005          HKD              141          18          18              -- ***
05/03/2005          ZAR              173          29          29              -- ***
05/04/2005          EUR              136         174         174              -- ***
05/06/2005          JPY           57,621         550         545               5
05/06/2005          ZAR              850         140         140              -- ***
05/09/2005          JPY           71,349         680         673               7
06/27/2005          EUR              777       1,002       1,005              (3)
06/30/2005          GBP            3,170       6,027       6,019               8
07/13/2005          EUR              863       1,113       1,129             (16)
                                                                      ----------
                                                                      $       -- ***
                                                                      ----------

                       FORWARD FOREIGN CURRENCY CONTRACTS TO SELL
                                   CONTRACTS TO DELIVER
                                        (000s)                             NET
                   ----------------------------------------------      UNREALIZED
                                                            IN       APPRECIATION/
EXPIRATION                LOCAL              VALUE IN    EXCHANGE    (DEPRECIATION)
   DATE                  CURRENCY             U.S. $     FOR U.S. $   OF CONTRACTS
----------         --------------------      --------    ----------  -------------
05/17/2005         CHF            1,712        1,434       1,434     $       -- ***
05/24/2005         CHF            6,738        5,646       5,843            197
06/27/2005         EUR            1,555        2,004       2,106            102
06/30/2005         CHF            4,244        3,558       3,736            178
06/30/2005         EUR            1,678        2,163       2,282            119
07/07/2005         CHF            1,755        1,473       1,461            (12)
07/07/2005         EUR            2,820        3,637       3,631             (6)
07/07/2005         JPY          396,884        3,809       3,688           (121)
07/13/2005         ZAR            6,947        1,131       1,129             (2)
07/20/2005         JPY          383,806        3,688       3,591            (97)
07/29/2005         CAD            4,582        3,646       3,663             17
                                                                    -----------
                                                                    $       375
                                                                    -----------
Net Unrealized Appreciation of Forward
  Foreign Currency Contracts ...................................    $       375
                                                                    ===========

------------
*** Amount represents less than $500.

AS OF APRIL 30, 2005, SECTOR DIVERSIFICATION IS AS FOLLOWS:

                                                              % OF           VALUE
             SECTOR DIVERSIFICATION                        NET ASSETS        (000s)
             ----------------------                        ----------      ------------
COMMON STOCKS:
Banks ...............................................         16.3%        $    113,452
Telecommunication Services ..........................         11.3               78,111
Pharmaceuticals & Biotechnology .....................          9.2               63,933
Materials ...........................................          8.5               58,747
Food, Beverage & Tobacco ............................          5.1               35,554
Energy ..............................................          5.0               34,922
Insurance ...........................................          4.5               31,117
Capital Goods .......................................          4.4               30,339
Automobiles & Components ............................          3.8               26,248
Semiconductors & Semiconductor Equipment ............          3.8               26,234
Media ...............................................          3.2               22,491
Retailing ...........................................          2.4               16,765
Diversified Financials ..............................          2.4               16,542
Utilities ...........................................          2.3               16,013
Consumer Durables & Apparel .........................          2.2               15,370
Real Estate Investment Trusts (REITs) ...............          1.9               13,182
Commercial Services & Supplies ......................          1.6               11,016
Electronic Equipment & Instruments ..................          1.2                8,661
Transportation ......................................          1.1                7,513
Other ...............................................          4.9               34,029
                                                           -------         ------------
TOTAL COMMON STOCKS .................................         95.1              660,239
CONVERTIBLE PREFERRED STOCKS ........................          0.5                3,454
PREFERRED STOCK .....................................          0.0 ****             269
CONVERTIBLE BONDS ...................................          0.1                  961
REPURCHASE AGREEMENT ................................          4.4               30,246
SHORT-TERM INVESTMENT ...............................         13.8               95,791
                                                           -------         ------------
TOTAL INVESTMENTS ...................................        113.9              790,960
OTHER ASSETS AND LIABILITIES (NET) ..................        (13.9)             (96,642)
                                                           -------         ------------
NET ASSETS ..........................................        100.0%        $    694,318
                                                           =======         ============

----------
****  Amount represents less than 0.1% of the total net assets.

                                GLOSSARY OF TERMS

ADR             -- American Depositary Receipt
CAD             -- Canadian Dollar
CDI             -- CHESS Depositary Interest
CHF             -- Swiss Franc
EUR             -- EURO
(F)             -- Foreign Shares
FDR             -- Fiduciary Depositary Receipt
GBP             -- Great Britain Pound Sterling
HKD             -- Hong Kong Dollar
JPY             -- Japanese Yen
ZAR             -- South African Rand

                       See Notes to Financial Statements.

Portfolio of Investments

SHORT TERM INCOME FUND

April 30,  2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                 VALUE
 (000s)                                                                (000s)
---------                                                           ------------
CORPORATE BONDS AND NOTES - 57.2%

  FINANCIAL SERVICES - 10.6%
$   6,000       Berkshire Hathaway Inc., Note,
                  3.375% due 10/15/2008..........................   $      5,822
                CIT Group Inc., Sr. Note:
    1,500         7.375% due 04/02/2007..........................          1,587
    2,000         7.625% due 08/16/2005..........................          2,025
    3,750       Countrywide Home Loans, Inc.,
                  Company Guarantee, Series K,
                  5.500% due 02/01/2007..........................          3,829
    2,500       Goldman Sachs Group, Inc., Note,
                  4.125% due 01/15/2008..........................          2,496
                Household Finance Corporation, Note:
    3,500         5.750% due 01/30/2007..........................          3,597
    1,500         7.875% due 03/01/2007..........................          1,597
    3,500       Rollins Truck Leasing Corporation, Deb.,
                  8.375% due 02/15/2007..........................          3,734
    4,000       SLM Corporation, MTN,
                  4.000% due 01/15/2009..........................          3,955
                                                                    ------------
                                                                          28,642
                                                                    ------------

  REAL ESTATE INVESTMENT TRUSTS/PROPERTY - 8.7%
    4,000       CPG Partners LP, Note,
                  3.500% due 03/15/2009..........................          3,827
    4,250       Developers Diversified Realty Corporation,
                  Sr. Note,
                  6.625% due 01/15/2008..........................          4,455
    4,000       Duke-Weeks Realty Corporation, Note,
                  7.375% due 08/01/2007..........................          4,261
    3,750       EOP Operating LP, Note,
                  7.750% due 11/15/2007..........................          4,043
    3,500       Health Care Property Investors, Inc., Note,
                  6.875% due 06/08/2005..........................          3,511
    3,000       Nationwide Health Properties Inc., Note,
                  9.750% due 03/20/2008..........................          3,343
                                                                    ------------
                                                                          23,440
                                                                    ------------

  BANKS - 7.9%
    4,250       Capital One Bank, Sr. Note,
                  8.250% due 06/15/2005..........................          4,273
    5,750       Fifth Third Bank, Note,
                  2.700% due 01/30/2007..........................          5,613
    3,000       JPMorgan Chase & Company, Note,
                  5.350% due 03/01/2007..........................          3,066
    3,500       MBNA America Bank N.A., Note,
                  6.500% due 06/20/2006..........................          3,596
    5,000       U.S. Bank N.A., Note,
                  2.850% due 11/15/2006..........................          4,923
                                                                    ------------
                                                                          21,471
                                                                    ------------

  GAMING - 4.0%
    5,750       Carnival Corporation, Company Guarantee,
                  3.750% due 11/15/2007..........................          5,684
    5,000       Harrah's Operating Company, Inc., Company
                  Guarantee,
                  5.500% due 07/01/2010..........................          5,118
                                                                    ------------
                                                                          10,802
                                                                    ------------

  UTILITIES - 3.8%
$   4,000       Constellation Energy Group, Inc., Note,
                  6.350% due 04/01/2007..........................   $      4,153
    1,650       Pacific Gas & Electric Company, First
                  Mortgage,
                  3.600% due 03/01/2009..........................          1,606
    1,650       Sempra Energy, Note,
                  4.750% due 05/15/2009..........................          1,654
    2,750       Texas-New Mexico Power Company,
                  Sr. Note,
                  6.250% due 01/15/2009..........................          2,891
                                                                    ------------
                                                                          10,304
                                                                    ------------

  HEALTH CARE - 3.6%
    5,500       Amgen Inc., Sr. Note,
                  4.000% due 11/18/2009**........................          5,416
    4,000       Cardinal Health, Inc., Note,
                  6.250% due 07/15/2008..........................          4,194
                                                                    ------------
                                                                           9,610
                                                                    ------------

  AUTO MANUFACTURING & PARTS - 3.4%
    4,000       Ford Motor Credit Company, Note,
                  6.500% due 01/25/2007..........................          4,001
    5,000       Toyota Motor Credit Corporation, Note,
                  5.650% due 01/15/2007..........................          5,138
                                                                    ------------
                                                                           9,139
                                                                    ------------

  TELECOMMUNICATIONS - 3.1%
    3,250       Deutsche Telekom International Finance BV,
                  Company Guarantee,
                  8.250% due 06/15/2005..........................          3,268
    1,500       TELUS Corporation, Note,
                  7.500% due 06/01/2007..........................          1,594
    3,500       Verizon Global Funding Corporation, Note,
                  4.000% due 01/15/2008..........................          3,479
                                                                    ------------
                                                                           8,341
                                                                    ------------

  CABLE TV - 3.0%
    4,000       AOL Time Warner Inc., Note,
                  6.150% due 05/01/2007..........................          4,146
    4,000       Cox Enterprises, Inc., Note,
                  4.375% due 05/01/2008**........................          3,967
                                                                    ------------
                                                                           8,113
                                                                    ------------

  CONSUMER PRODUCTS/SERVICES - 2.4%
    3,500       PHH Corporation, Note,
                  6.000% due 03/01/2008..........................          3,625
    3,000       Sealed Air Corporation, Conv. Sr. Note,
                  3.000% due 06/30/2033**........................          2,895
                                                                    ------------
                                                                           6,520
                                                                    ------------

  FOOD - 2.3%
    2,000       ConAgra Inc., Sr. Note,
                  9.875% due 11/15/2005..........................          2,059
    4,000       Safeway Inc., Sr. Note,
                  6.150% due 03/01/2006..........................          4,059
                                                                    ------------
                                                                           6,118
                                                                    ------------

                       See Notes to Financial Statements.

SHORT TERM INCOME FUND

April 30,  2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                 VALUE
 (000s)                                                                (000s)
---------                                                           ------------
CORPORATE BONDS AND NOTES - (CONTINUED)

  AIRLINES - 1.5%
$   4,000       Southwest Airlines Company, Pass-through
                  Certificates,
                  5.496% due 11/01/2006..........................   $      4,088
                                                                    ------------

  PAPER/FOREST PRODUCTS - 1.3%
    3,500       Weyerhaeuser Company, Note,
                  6.000% due 08/01/2006..........................          3,592
                                                                    ------------

  AEROSPACE/DEFENSE - 1.1%
    1,000       Boeing Capital Corporation, Sr. Note,
                  5.650% due 05/15/2006..........................          1,018
    2,000       United Technologies Corporation, Note,
                  4.375% due 05/01/2010..........................          1,999
                                                                    ------------
                                                                           3,017
                                                                    ------------

  RETAIL - 0.5%
    1,500       CVS Corporation, Note,
                  4.000% due 09/15/2009..........................          1,478
                                                                    ------------
                Total Corporate Bonds and Notes
                  (Cost $154,198)................................        154,675
                                                                    ------------

ASSET-BACKED SECURITIES (ABSs) - 5.2%
    3,251       Atlantic City Electric Transition
                  Funding LLC, Series 2003-1, Class A1,
                  2.890% due 07/20/2011..........................          3,165
    5,000       Capital One Multi-Asset Execution Trust,
                  Series 2003-A6, Class A6,
                  2.950% due 08/17/2009..........................          4,939
       63       FFCA Secured Lending Corporation,
                  Series 1999-2, Class WA1A,
                  7.130% due 05/18/2026**........................             64
      120       Green Tree Financial Corporation,
                  Series 1995-6, Class B1,
                  7.700% due 09/15/2026..........................             94
    1,117       Residential Asset Mortgage Products, Inc.,
                  Series 2003-RS4, Class AI3,
                  2.742% due 11/25/2028..........................          1,114
    4,750       WFS Financial Owner Trust, Series 2004-3,
                  Class A4,
                  3.930% due 02/17/2012..........................          4,706
                                                                    ------------
                Total ABSs
                  (Cost $14,298).................................         14,082
                                                                    ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.5%
                Federal Home Loan Bank, Bond:
    4,000         1.875% due 06/15/2006..........................          3,922
    4,000         2.500% due 12/15/2005..........................          3,978
                Federal Home Loan Mortgage Corporation:
    3,500         Bond,
                  3.250% due 02/25/2008..........................          3,429
    2,000         Note,
                  4.250% due 06/15/2005..........................          2,003

                Federal National Mortgage Association:
                  Note:
$   4,000         4.250% due 07/15/2007..........................   $      4,030
    3,000         5.500% due 02/15/2006..........................          3,044
    3,000         3.000% to 07/16/2006;
                  5.800% due 07/16/2013..........................          2,967
    5,000         Sub. Note,
                  4.000% due 09/02/2008..........................          4,966
                                                                    ------------
                Total U.S. Government Agency Obligations
                  (Cost $28,526).................................         28,339
                                                                    ------------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 1.9%

  ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES (ARMs) - 0.8%
       88       Federal Home Loan Mortgage Corporation
                  (FHLMC),
                  3.742% due 11/01/2021+.........................             91
                Federal National Mortgage Association
                  (FNMA):
       37         3.789% due 01/01/2019+.........................             37
        8         3.802% due 11/01/2022+.........................              8
       19         4.000% due 11/01/2021+.........................             20
    1,912         4.649% due 11/01/2032+.........................          1,939
       63         4.755% due 11/01/2035+.........................             65
       10         5.611% due 04/01/2019+.........................             10
                                                                    ------------
                Total ARMs
                  (Cost $2,212)..................................          2,170
                                                                    ------------

  FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 0.6%
    1,457       6.000% due 04/01/2017-05/01/2017.................          1,511
       31       9.500% due 08/01/2016............................             34
                                                                    ------------
                Total FHLMC
                  (Cost $1,514)..................................          1,545
                                                                    ------------

  FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 0.4%
      829       6.500% due 01/01/2012-01/01/2014.................            865
       44       8.500% due 11/01/2017............................             48
       28       10.000% due 05/01/2022...........................             32
                                                                    ------------
                Total FNMA
                  (Cost $903)....................................            945
                                                                    ------------

  GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.1%
       11       8.000% due 03/15/2012............................             12
       10       9.000% due 04/20/2025............................             11
      170       10.000% due 01/15/2019-02/15/2019................            193
      142       11.000% due 02/15/2010-08/15/2020................            159
                                                                    ------------
                Total GNMA
                  (Cost $360)....................................            375
                                                                    ------------
                Total U.S. Government Agency
                  Mortgage-Backed Securities
                  (Cost $4,989)..................................          5,035
                                                                    ------------

                       See Notes to Financial Statements.

SHORT TERM INCOME FUND

April 30,  2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                 VALUE
 (000s)                                                                (000s)
---------                                                           ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) - 13.2%
$   4,000       Banc of America Mortgage Securities, Inc.,
                  Pass-through Certificates, Series 2003-6,
                  Class 1A30,
                  4.750% due 08/25/2033..........................   $      3,987
    5,203       Cendant Mortgage Corporation, Series
                  2003-3P, Class A1,
                  5.500% due 04/25/2020**........................          5,291
    3,646       Credit Suisse First Boston Mortgage
                  Securities Corporation, Pass-through
                  Certificates, Series 2003-29, Class 4A1
                  6.000% due 12/25/2033..........................          3,732
                Federal Home Loan Mortgage Corporation:
    5,000         Series 2442, Class PG,
                  6.000% due 06/15/2030..........................          5,093
    4,615         Series 2552, Class KB,
                  4.250% due 06/15/2027..........................          4,610
    2,465         Series 2575, Class LM,
                  4.500% due 05/15/2032..........................          2,472
    2,450       Federal National Mortgage Association,
                  Series 2002-58, Class HB,
                  5.500% due 11/25/2015..........................          2,475
    3,459       Government National Mortgage Association,
                  Series 2002-70, Class PA,
                  4.500% due 08/20/2032..........................          3,450
    4,587       GSR Mortgage Loan Trust, Pass-through
                  Certificates,
                  Series 2005-1F, Class 2A1,
                  6.000% due 02/25/2035..........................          4,715
                                                                    ------------
                Total CMOs
                  (Cost $36,091).................................         35,825
                                                                    ------------

U.S. TREASURY NOTES - 4.3%
    6,000       2.000% due 05/15/2006............................          5,916
    6,000       2.625% due 03/15/2009............................          5,747
                                                                    ------------
                Total U.S. Treasury Notes
                  (Cost $11,670).................................         11,663
                                                                    ------------

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.5%
  (Cost $1,355)
    1,355       GMAC Commercial Mortgage
                  Securities Inc., Series 1999-CTL1,
                  Class A,
                  7.150% due 12/15/2016**........................          1,406
                                                                    ------------

REPURCHASE AGREEMENT - 7.8%
    (Cost $21,066)
$  21,066       Agreement with Morgan Stanley,
                  2.850% dated 04/29/2005, to be repurchased
                  at $21,071,000 on 05/02/2005
                  (Collateralized by U.S. Treasury Note,
                  2.000% due 07/15/2014, market value
                  $21,752,000)...................................   $     21,066
                                                                    ------------
TOTAL INVESTMENTS++ (Cost $272,193*)....................... 100.6%       272,091
OTHER ASSETS (LIABILITIES) (NET)...........................  (0.6)        (1,582)
                                                            -----   ------------
NET ASSETS................................................. 100.0%  $    270,509
                                                            =====   ============

----------
 * Aggregate cost for federal tax purposes.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

 + Variable rate security. The interest rate shown reflects the rate in effect at April 30, 2005.

++ All securities segregated as collateral for futures contracts.

                                                                     UNREALIZED
NUMBER OF                                              VALUE        DEPRECIATION
CONTRACTS                                             (000s)           (000s)
---------                                            --------       ------------
FUTURES CONTRACTS-SHORT POSITION
      100       U.S. 5 Year Treasury Note,
                  June 2005...................       $ 10,845       $        (82)
                                                                    ============

                                GLOSSARY OF TERMS

MTN --Medium Term Note

                       See Notes to Financial Statements.

Portfolio of Investments

U.S. GOVERNMENT SECURITIES FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                          (000s)
---------                                                                      ---------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
 SECURITIES - 69.8%

    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 30.9%
$  17,784  4.000% due 08/01/2018.............................................  $  17,296
   63,289  4.500% due 04/01/2018-08/01/2033..................................     62,491
  143,438  5.000% due 04/01/2018-02/01/2035..................................    142,555
  176,387  5.500% due 11/01/2018-11/01/2034..................................    178,976
   76,721  6.000% due 04/01/2017-02/01/2035..................................     78,975
   36,837  6.500% due 02/01/2011-01/01/2032..................................     38,451
   10,905  7.000% due 07/01/2024-04/01/2032..................................     11,548
    5,075  7.500% due 12/01/2006-02/01/2031..................................      5,358
      293  8.000% due 12/01/2030.............................................        320
      594  8.500% due 04/01/2019-07/01/2029..................................        641
       53  8.750% due 01/01/2013.............................................         55
      117  9.000% due 12/01/2008-08/01/2022..................................        126
       85  9.500% due 06/01/2016-04/01/2017..................................         93
                                                                               ---------
           Total FHLMC
             (Cost $536,823).................................................    536,885
                                                                               ---------

    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 30.3%
   16,512  4.500% due 12/01/2018.............................................     16,382
  129,835  5.000% due 04/01/2018-06/01/2034..................................    130,111
  237,382  5.500% due 02/01/2009-03/01/2035**................................    240,395
   65,303  6.000% due 12/01/2016-09/01/2034..................................     67,279
   57,956  6.500% due 09/01/2024-07/01/2034..................................     60,444
    8,690  7.000% due 06/01/2010-07/01/2032..................................      9,185
    2,596  7.500% due 12/01/2024-02/01/2030..................................      2,795
      364  8.000% due 05/01/2022-01/01/2025..................................        383
       54  8.500% due 02/01/2023-09/01/2025..................................         57
      511  9.000% due 03/01/2017-09/01/2030..................................        568
                                                                               ---------
           Total FNMA
             (Cost $529,129).................................................    527,599
                                                                               ---------

    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 8.6%
   52,823  5.500% due 07/20/2033-03/20/2034..................................     53,744
   65,424  6.000% due 04/20/2026-08/15/2034..................................     67,643
   18,076  6.500% due 03/15/2024-05/20/2034..................................     18,888
      216  6.800% due 04/20/2025.............................................        228
    3,573  7.000% due 07/15/2008-06/20/2031..................................      3,789
    2,903  7.500% due 03/15/2024-11/15/2029..................................      3,121
      121  7.750% due 12/15/2029.............................................        130
      678  8.000% due 04/15/2022-06/20/2030..................................        733
      611  9.000% due 11/15/2021.............................................        671
    1,234  9.500% due 04/15/2016-08/15/2021..................................      1,371
       12 13.500% due 09/15/2014-12/15/2014..................................         14
                                                                               ---------
           Total GNMA
             (Cost $149,480).................................................    150,332
                                                                               ---------

    ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES
      (ARM) - 0.0% +++
      (Cost $164)
      164  Federal National Mortgage Association,
             5.054% due 03/01/2028+..........................................        169
                                                                               ---------
           Total U.S. Government Agency
             Mortgage-Backed Securities
             (Cost $1,215,596)...............................................  1,214,985
        `                                                                      ---------

    COLLATERALIZED MORTGAGE OBLIGATIONS
      (CMOs) - 16.5%
           Banc of America Mortgage Securities, Inc.,
             Pass-through Certificates:
   21,500    Series 2003-6, Class 1A30,
             4.750% due 08/25/2033...........................................     21,427
   17,206    Series 2004-4, Class 2A1,
             5.500% due 05/25/2034...........................................     17,381
    9,697  Countrywide Alternative Loan Trust,
             Series 2003-13T1, Class A1,
             4.000% due 08/25/2033...........................................      9,556
           Countrywide Home Loans:
   18,712    Series 2003-50, Class A1,
             5.000% due 11/25/2018...........................................     18,753
   21,500    Series 2004-4, Class A5,
             5.250% due 05/25/2034...........................................     21,796
           Credit Suisse First Boston Mortgage Securities
             Corporation, Pass-through Certificates:
   20,521    Series 2003-11, Class 1A3,
             4.500% due 06/25/2033...........................................     20,557
   12,340    Series 2003-29, Class 4A1,
             6.000% due 12/25/2033...........................................     12,632
   13,875    Series 2003-8, Class 1A1,
             5.750% due 04/25/2033...........................................     14,081
           Federal Home Loan Mortgage Corporation:
      260    Series 1049, Class F,
             3.900% due 02/15/2021++.........................................        260
      923    Series 1981, Class C,
             6.500% due 08/15/2027...........................................        951
   10,000    Series 2435, Class GE,
             6.500% due 06/15/2031...........................................     10,299
    5,500    Series 2442, Class PG,
             6.000% due 06/15/2030...........................................      5,602
   24,000    Series 2449, Class ND,
             6.500% due 05/15/2030...........................................     24,634
   12,122    Series 2481, Class VC,
             6.000% due 06/15/2017...........................................     12,549
    9,000    Series 2551, Class QK,
             5.500% due 01/15/2033...........................................      9,213
    8,380    Series 2575, Class LM,
             4.500% due 05/15/2032...........................................      8,404
           Federal National Mortgage Association:
    7,000    Grantor Trust, Series 2000-T5, Class B,
             7.300% due 05/25/2010...........................................      7,924
   15,127    Series 2002-16, Class TM,
             7.000% due 04/25/2032...........................................     15,794
      656    Trust 259 STRIP,
             7.000% due 04/01/2024...........................................        132
           Federal National Mortgage Association,
             REMIC, Pass-through Certificates:
      162    Series 1990-49, Class G,
             9.000% due 05/25/2020...........................................        174
      143    Series 1993-162, Class E,
             6.000% due 08/25/2023...........................................        144
      141    Series 1997-32, Class FA,
             3.631% due 04/25/2027++.........................................        143

                       See Notes to Financial Statements.

U.S. GOVERNMENT SECURITIES FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                             VALUE
 (000s)                                                                            (000s)
---------                                                                        ----------
COLLATERALIZED MORTGAGE OBLIGATIONS
  (CMOs) - (CONTINUED)
           GSR Mortgage Loan Trust, Pass-through
             Certificates:
$  17,669    Series 2003-4F, Class 2A3,
             5.000% due 05/25/2033..........................................     $   17,804
   20,181    Series 2005-1F, Class 2A1,
             6.000% due 02/25/2035..........................................         20,747
       88  L.F. Rothschild Mortgage Trust, Series 3,
             Class Z,
             9.950% due 09/01/2017..........................................             95
   17,000  Residential Funding Mortgage Security,
             Series 2003-S20, Class 1A4,
             5.500% due 12/25/2033..........................................         17,011
                                                                                 ----------
           Total CMOs
             (Cost $288,228)................................................        288,063
                                                                                 ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.5%
   10,000  Federal Home Loan Bank, Bond,
             2.875% due 09/15/2006..........................................          9,890
   10,000  Federal Home Loan Mortgage Corporation,
             Sub. Note,
             5.875% due 03/21/2011..........................................         10,681
           Federal National Mortgage Association:
   10,000    Bond,
             3.250% due 01/15/2008..........................................          9,813
    1,250    Deb.,
             6.210% due 08/06/2038..........................................          1,507
             Note:
    7,500    6.000% due 05/15/2008..........................................          7,922
   20,000    6.000% due 02/03/2020..........................................         20,080
   18,000    3.000% to 07/16/2006;
             5.800% due 07/16/2013..........................................         17,801
                                                                                 ----------
           Total U.S. Government Agency Obligations
             (Cost $76,247).................................................         77,694
                                                                                 ----------

U.S. TREASURY NOTES - 5.7%
   15,000  3.000% due 11/15/2007............................................         14,755
   10,000  3.250% due 08/15/2007............................................          9,913
   25,000  3.500% due 12/15/2009............................................         24,608
   17,000  4.000% due 02/15/2014............................................         16,807
   18,000  4.250% due 11/15/2013............................................         18,136
   15,000  4.250% due 08/15/2014............................................         15,068
                                                                                 ----------
           Total U.S. Treasury Notes
             (Cost $100,194)................................................         99,287
                                                                                 ----------

REPURCHASE AGREEMENT - 4.6%
  (Cost $80,061)
   80,061  Agreement with Morgan Stanley,
             2.850% dated 04/29/2005, to be
             repurchased at $80,080,000 on
             05/02/2005 (Collateralized by U.S.
             Treasury Note, 2.000% due
             07/15/2014, market value
             $82,667,000)...................................................         80,061
                                                                                 ----------
TOTAL INVESTMENTS (Cost $1,760,326*).................................  101.1%     1,760,090
OTHER ASSETS (LIABILITIES) (NET).....................................   (1.1)       (19,828)
                                                                                 ----------
NET ASSETS...........................................................  100.0%    $1,740,262
                                                                       =====     ==========

--------------

*  Aggregate cost for federal tax purposes.

** A portion of these securities has been purchased on a when-issued basis.

+ Variable rate security. The interest rate shown reflects the rate in effect at April 30, 2005.

++ Floating rate security whose interest rate is reset periodically based on an index.

+++ Amount represents less than 0.1% of the total net assets.

                                GLOSSARY OF TERMS

REMIC    --  Real Estate Mortgage Investment Conduit
STRIP    --  Separate trading of registered interest and
             principal of securities

                       See Notes to Financial Statements.

Portfolio of Investments

INCOME FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                          (000s)
---------                                                                      ---------
CORPORATE BONDS AND NOTES - 64.3%

   FINANCIAL SERVICES/BANKS - 10.5%
$   1,500  Aetna Inc., Company Guarantee,
             7.625% due 08/15/2026...........................................  $   1,862
    6,500  American General Finance, Inc.,
             MTN, Series I,
             4.625% due 05/15/2009...........................................      6,526
      400  Banc One Corporation, Sub. Note,
             10.000% due 08/15/2010..........................................        496
    5,000  Bank of America Corporation, Sub. Note,
             7.800% due 02/15/2010...........................................      5,704
    1,000  BankAmerica Corporation, Sub. Note,
             6.625% due 08/01/2007...........................................      1,050
      690  BB&T Corporation, Sub. Note,
             7.250% due 06/15/2007...........................................        731
           CIT Group Inc., Sr. Note.:
    2,000    5.000% due 02/01/2015...........................................      1,984
    2,500    7.750% due 04/02/2012...........................................      2,919
   10,000  Citigroup Inc., Note,
             6.000% due 02/21/2012...........................................     10,799
    6,000  Farmers Insurance Exchange,
             Note,
             6.000% due 08/01/2014**.........................................      6,174
    1,000  First Nationwide Bank, Sub. Deb.,
             10.000% due 10/01/2006..........................................      1,078
      995  Fleet Financial Group, Inc., Sub. Deb.,
             6.875% due 01/15/2028...........................................      1,177
   10,000  Goldman Sachs Group, Inc., Note,
             6.600% due 01/15/2012...........................................     11,008
    7,500  Jefferies Group, Inc., Sr. Note,
             7.750% due 03/15/2012...........................................      8,588
    3,000  Legg Mason, Inc., Sr. Note,
             6.750% due 07/02/2008 ..........................................      3,226
    5,000  MBNA America Bank NA, Sub. Note,
             7.125% due 11/15/2012...........................................      5,604
           MBNA Corporation:
    3,000    Note,
             6.250% due 01/17/2007...........................................      3,095
    2,000    Sr. Note,
             7.500% due 03/15/2012...........................................      2,279
           Merrill Lynch & Company Inc., Note:
    5,000    6.000% due 02/17/2009...........................................      5,275
    1,450    6.500% due 07/15/2018...........................................      1,628
    2,000    6.750% due 06/01/2028...........................................      2,308
    7,500  Morgan Stanley Dean Witter & Company, Note,
             6.750% due 04/15/2011...........................................      8,294
      670  NationsBank Corporation, Sub. Note,
             6.800% due 03/15/2028...........................................        781
           Paine Webber Group, Inc., Sr. Note:
      415    7.390% due 10/16/2017...........................................        498
      830    8.060% due 01/17/2017...........................................      1,058
      500  PNC Institute Capital B, Company Guarantee,
             8.315% due 05/15/2027**.........................................        559
    9,000  SB Treasury Company LLC, Bond,
             9.400% to 06/30/2008;
             10.925% due 12/29/2049**........................................     10,174

           U.S. Bank NA, Sub. Note:
    4,000    4.950% due 10/30/2014...........................................      4,042
    5,000    6.375% due 08/01/2011...........................................      5,492
   11,000  Wells Fargo & Company, Sub. Note,
             4.625% due 04/15/2014...........................................     10,843
                                                                               ---------
                                                                                 125,252
                                                                               ---------

   UTILITIES - 10.0%
    5,000  Arizona Public Service Company, Note,
             6.500% due 03/01/2012...........................................      5,511
    5,000  Constellation Energy Group, Inc., Note,
             7.000% due 04/01/2012...........................................      5,616
    3,029  Covanta Energy Corporation, Sr. Sec. Note,
             8.250% due 03/15/2011...........................................      2,757
   10,000  Dominion Resources, Inc., Sr. Note,
             5.000% due 03/15/2013...........................................     10,026
    9,000  Illinois Power Company, First Mortgage,
             7.500% due 06/15/2009...........................................     10,031
    7,000  Metropolitan Edison Company, Sr. Note,
             4.950% due 03/15/2013...........................................      6,987
           NiSource Finance Corporation:
    5,000    Bond,
             5.400% due 07/15/2014...........................................      5,155
    5,000    Sr. Note,
             6.150% due 03/01/2013...........................................      5,421
    3,000  Ohio Edison Company, Sr. Note,
             5.450% due 05/01/2015...........................................      3,058
    5,000  Ohio Power Company, Sr. Note,
             5.500% due 02/15/2013...........................................      5,202
           Oncor Electric Delivery Company, Deb.:
    1,000    5.000% due 09/01/2007...........................................      1,012
    8,000    7.000% due 09/01/2022...........................................      9,286
   10,250  Pacific Gas & Electric Company, First
             Mortgage,
             4.200% due 03/01/2011...........................................     10,030
    7,500  PacifiCorp, First Mortgage,
             4.950% due 08/15/2014...........................................      7,567
    5,000  PPL Energy Supply LLC, Sr. Note,
             6.400% due 11/01/2011...........................................      5,434
    2,000  Public Service Company of New Mexico,
             Sr. Note,
             4.400% due 09/15/2008...........................................      1,999
    9,000  Sempra Energy, Note,
             6.000% due 02/01/2013...........................................      9,554
    6,500  Southwestern Electric Power Company, Note,
             5.375% due 04/15/2015...........................................      6,649
    6,845  Texas-New Mexico Power Company, Sr. Note,
             6.250% due 01/15/2009...........................................      7,195
                                                                               ---------
                                                                                 118,490
                                                                               ---------

   OIL & GAS - 6.2%
    1,600  Burlington Resources Inc., Deb.,
             9.125% due 10/01/2021...........................................      2,188
    7,500  Consolidated Natural Gas Company, Sr. Note,
             6.850% due 04/15/2011...........................................      8,358
   10,000  El Paso Natural Gas Company, Deb.,
             7.500% due 11/15/2026...........................................     10,354

                       See Notes to Financial Statements.

INCOME FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                         (000s)
---------                                                                      ---------
CORPORATE BONDS AND NOTES - (CONTINUED)

   OIL & GAS - (CONTINUED)
$   6,000  Enterprise Products Partners LP, Company
             Guarantee,
             6.375% due 02/01/2013...........................................  $   6,409
    5,148  Express Pipeline LP, Sub. Note,
             7.390% due 12/31/2017**.........................................      5,298
           Hanover Compressor Company:
    1,500    Conv. Sr. Note,
             4.750% due 03/15/2008...........................................      1,447
    3,000    Sr. Note,
             8.625% due 12/15/2010...........................................      3,090
           Petro-Canada:
    8,500    Deb.,
             9.250% due 10/15/2021...........................................     11,859
    3,000    Note,
             4.000% due 07/15/2013...........................................      2,814
    8,000  Petrobras International Finance Company,
             Sr. Note,
             9.750% due 07/06/2011...........................................      9,280
           Southern Natural Gas Company, Sr. Note:
    4,000    8.000% due 03/01/2032...........................................      4,439
    1,000    8.875% due 03/15/2010...........................................      1,092
    2,000  Tennessee Gas Pipeline Company, Bond,
             8.375% due 06/15/2032...........................................      2,304
    4,500  Tesoro Petroleum Corporation, Note,
             8.000% due 04/15/2008...........................................      4,736
                                                                               ---------
                                                                                  73,668
                                                                               ---------

   CONSUMER PRODUCTS/SERVICES - 6.0%
           Allied Waste North America, Inc., Sr. Note:
    9,000    7.250% due 03/15/2015**.........................................      8,235
    1,000    7.875% due 04/15/2013...........................................        977
    4,000  Cendant Corporation, Note,
             6.875% due 08/15/2006...........................................      4,137
    5,000  ConAgra, Inc., Sr. Note,
             7.125% due 10/01/2026...........................................      6,014
    6,000  Corn Products International, Inc., Sr. Note,
             8.450% due 08/15/2009...........................................      6,831
      350  CPC International, Inc., Note,
             6.150% due 01/15/2006...........................................        355
    1,250  Great Lakes Dredge & Dock Company, Sr.
             Sub. Note,
             7.750% due 12/15/2013...........................................        991
           Mattel, Inc., Note:
    1,750    6.125% due 07/15/2005...........................................      1,758
    1,000    7.300% due 06/13/2011...........................................      1,109
   10,000  Reed Elsevier Capital Inc., Company
             Guarantee,
             6.750% due 08/01/2011...........................................     11,200
           Royal Caribbean Cruises Ltd.:
    2,000    Deb.,
             7.250% due 03/15/2018...........................................      2,110
             Sr. Note:
    3,000    6.875% due 12/01/2013...........................................      3,128
    1,250    8.000% due 05/15/2010...........................................      1,369
    3,000    8.750% due 02/02/2011...........................................      3,375

    4,000  Sealed Air Corporation:
             Note,
             5.625% due 07/15/2013**.........................................      4,079
    7,250  Conv. Sr. Note,
             3.000% due 06/30/2033**.........................................      6,996
           USA Waste Services, Inc., Sr. Note:
    1,000    7.000% due 07/15/2028...........................................      1,143
      495    7.125% due 10/01/2007...........................................        526
           Waste Management Inc.:
    3,450    Company Guarantee,
             6.875% due 05/15/2009...........................................      3,732
    3,500    Sr. Note,
             7.375% due 08/01/2010...........................................      3,922
                                                                               ---------
                                                                                  71,987
                                                                               ---------

   REAL ESTATE INVESTMENT TRUSTS (REITs) - 6.0%
    2,000  American Health Properties, Inc., Note,
             7.500% due 01/15/2007...........................................      2,087
           Arden Realty LP, Note:
    3,000    5.200% due 09/01/2011...........................................      3,021
    7,000    5.250% due 03/01/2015...........................................      6,895
   10,000  Developers Diversified Realty Corporation,
             Note,
             4.625% due 08/01/2010...........................................      9,816
           Franchise Finance Corporation:
    3,000    MTN,
             7.070% due 01/15/2008...........................................      3,240
    1,100    Sr. Note,
             7.875% due 11/30/2005...........................................      1,127
           Health Care Property Investors, Inc.:
    1,750    Note,
             6.000% due 03/01/2015...........................................      1,831
    1,000    6.875% due 06/08/2005...........................................      1,003
             Sr. Note:
    3,000    6.450% due 06/25/2012...........................................      3,234
    1,000    6.500% due 02/15/2006...........................................      1,019
           Health Care REIT, Inc.:
             Sr. Note:
    4,000    6.000% due 11/15/2013...........................................      4,078
    5,000    7.500% due 08/15/2007...........................................      5,304
    7,500  Healthcare Realty Trust, Inc., Sr. Note,
             8.125% due 05/01/2011...........................................      8,719
           Nationwide Health Properties Inc., Note:
    1,500    7.060% due 12/05/2006...........................................      1,547
    8,500    9.750% due 03/20/2008...........................................      9,472
    9,000  Shurgard Storage Centers, Inc., Note,
             5.875% due 03/15/2013...........................................      9,155
                                                                               ---------
                                                                                  71,548
                                                                               ---------

   TRANSPORTATION/AUTO - 4.8%
           Burlington Northern Santa Fe:
    5,000    Deb.,
             8.125% due 04/15/2020...........................................      6,442
    1,500    Note,
             8.750% due 02/25/2022...........................................      2,019

                       See Notes to Financial Statements.

INCOME FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                          (000s)
---------                                                                      ---------
CORPORATE BONDS AND NOTES - (CONTINUED)

   TRANSPORTATION/AUTO - (CONTINUED)
$   5,000  CSX Corporation, Deb.,
             7.250% due 05/01/2027...........................................  $   6,011
    1,273  CSX Transportation, Inc., Deb.,
             9.750% due 06/15/2020...........................................      1,824
    2,000  Ford Holdings Inc., Company Guarantee,
             9.300% due 03/01/2030...........................................      1,917
           Ford Motor Company, Deb.:
      825    7.400% due 11/01/2046...........................................        616
    3,750    8.900% due 01/15/2032...........................................      3,417
    5,000  Ford Motor Credit Company, Sr. Note,
             5.800% due 01/12/2009...........................................      4,656
    8,000  General Motors Corporation, Deb.,
             9.400% due 07/15/2021...........................................      6,727
           Norfolk Southern Corporation:
    1,757    Deb.,
             9.750% due 06/15/2020...........................................      2,553
    5,000    Sr. Note,
             6.200% due 04/15/2009...........................................      5,310
    6,500  Trailer Bridge, Inc., Sr. Sec. Note,
             9.250% due 11/15/2011**.........................................      6,533
    5,000  Union Pacific Corporation,
             3.875% due 02/15/2009...........................................      4,896
           United Air Lines Inc.:
    5,000    Equipment Trust Certificates, (in default),
             10.850% due 07/05/2014..........................................      1,863
             Pass-through Certificates, (in default):
    3,000    9.080% due 10/26/2015...........................................        834
    4,806    9.560% due 10/19/2018...........................................      1,903
                                                                               ---------
                                                                                  57,521
                                                                               ---------

   HEALTH CARE - 4.8%
    4,500  Aetna Inc., Sr. Note,
             7.375% due 03/01/2006...........................................      4,624
    1,500  American Home Products Corporation, Deb.,
             7.250% due 03/01/2023...........................................      1,778
    8,000  Athena Neurosciences Finance LLC,
             Company Guarantee,
             7.250% due 02/21/2008...........................................      7,020
   10,000  Cardinal Health, Inc., Note,
             6.750% due 02/15/2011...........................................     10,939
           DVI, Inc., Sr. Note, (in default):
    8,125    9.875% due 02/01/2004++.........................................        752
      400    9.875% due 02/01/2004++.........................................         37
           HCA Inc.:
    3,000    Note,
             5.250% due 11/06/2008...........................................      3,014
    5,000    Sr. Note,
             6.950% due 05/01/2012...........................................      5,237
    4,850  HIH Capital Ltd., Conv. Note,
             7.500% due 09/25/2006...........................................      4,850
    7,350  IVAX Corporation, Conv. Sr. Sub. Note,
             4.500% due 05/15/2008...........................................      7,221
   12,000  Tenet Healthcare Corporation, Sr. Note,
             6.375% due 12/01/2011...........................................     11,220
                                                                               ---------
                                                                                  56,692
                                                                               ---------

   GAMING - 3.4%
    5,000  Circus Circus Enterprise Inc., Deb.,
             7.000% due 11/15/2036...........................................      5,250
    3,500  Harrah's Operating Company Inc.,
             Company Guarantee,
             8.000% due 02/01/2011...........................................      3,999
    3,000  Mandalay Resort Group, Sr. Sub. Note,
             Series B,
             10.250% due 08/01/2007..........................................      3,307
   12,000  Old Evangeline Downs LLC / Diamond Jo
             LLC, Company Guarantee,
             8.750% due 04/15/2012...........................................     11,640
           Park Place Entertainment Corporation,
             Sr. Note:
    1,500    7.500% due 09/01/2009...........................................      1,642
    5,000    8.500% due 11/15/2006...........................................      5,300
    7,900  Riviera Holdings Corporation, Company
             Guarantee,
             11.000% due 06/15/2010..........................................      8,730
                                                                               ---------
                                                                                  39,868
                                                                               ---------

   TELECOMMUNICATIONS - 2.8%
    5,000  Deutsche Telephone Finance, Bond,
             8.500% due 06/15/2010...........................................      5,805
    8,000  Qwest Corporation, Note,
             9.125% due 03/15/2012**.........................................      8,520
    9,000  TELUS Corporation, Note,
             8.000% due 06/01/2011...........................................     10,408
    8,000  Vodafone Group PLC, Note,
             7.750% due 02/15/2010...........................................      9,117
                                                                               ---------
                                                                                  33,850
                                                                               ---------

   MEDIA - 2.7%
           Comcast Cable Communications Inc.:
      550    Note,
             6.200% due 11/15/2008...........................................        581
    7,000    Sr. Note,
             7.125% due 06/15/2013...........................................      7,983
    7,500  Cox Communications, Inc., Note,
             6.750% due 03/15/2011...........................................      8,112
    2,500  FrontierVision Holdings LP,
             Sr. Disc. Note, (in default),
             11.875% due 09/15/2007..........................................      3,388
    2,000  FrontierVision Operating Partners LP,
             Sr. Sub. Note, (in default),
             11.000% due 10/15/2006..........................................      2,650
    2,000  Tele-Communications, Inc., Sr. Deb.,
             7.875% due 08/01/2013...........................................      2,363
    5,260  Time Warner Inc., Deb.,
             9.150% due 02/01/2023...........................................      7,093
                                                                               ---------
                                                                                  32,170
                                                                               ---------

   FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - 1.6%
           Federal Republic of Brazil:
    2,750    Bond,
             9.250% due 10/22/2010...........................................      2,977
    1,500    Note,
             8.750% due 02/04/2025...........................................      1,447

                       See Notes to Financial Statements.

INCOME FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                         (000s)
---------                                                                      ---------
CORPORATE BONDS AND NOTES - (CONTINUED)

   FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - (CONTINUED)
$  10,000  Republic of Ecuador, Bond,
             8.000% to 08/15/2005;
             9.000% to 08/15/2006;
             10.000% due 08/15/2030..........................................  $   8,050
    5,000  United Mexican States, Bond,
             9.875% due 02/01/2010...........................................      5,978
                                                                               ---------
                                                                                  18,452
                                                                               ---------

   INDUSTRIAL PRODUCTS - 1.4%
    5,000  Champion International Corporation, Deb.,
             7.200% due 11/01/2026...........................................      5,774
    8,000  Noranda Inc., Note,
             6.000% due 10/15/2015...........................................      8,119
           Weyerhaeuser Company:
    1,500    Deb.,
             7.375% due 03/15/2032...........................................      1,636
    1,500    Note,
             6.750% due 03/15/2012...........................................      1,604
                                                                               ---------
                                                                                  17,133
                                                                               ---------

   INDEX PRODUCT - 1.3%
   16,250  Dow Jones CDX High Yield Series 4 Trust 1,
             Pass-through Certificates,
             8.250% due 06/29/2010**.........................................     15,712
                                                                               ---------

   INFORMATION TECHNOLOGY - 1.2%
   11,250  Conexant Systems Inc., Conv. Sub. Note,
             4.000% due 02/01/2007...........................................      9,717
    5,000  Extreme Networks, Inc., Conv. Sub. Note,
             3.500% due 12/01/2006...........................................      4,900
                                                                               ---------
                                                                                  14,617
                                                                               ---------

   RETAIL - 0.9%
    5,000  Fred Meyer Inc., Company Guarantee,
             7.450% due 03/01/2008...........................................      5,374
    5,000  Safeway Inc., Note,
             7.500% due 09/15/2009...........................................      5,489
                                                                               ---------
                                                                                  10,863
                                                                               ---------

   AEROSPACE/DEFENSE - 0.7%
    3,000  Lockheed Martin Corporation,
             Company Guarantee,
             7.750% due 05/01/2026...........................................      3,845
    1,000  Loral Corporation, Deb.,
             7.625% due 06/15/2025...........................................      1,250
    2,750  Orbital Sciences Corporation, Sr. Note,
             9.000% due 07/15/2011...........................................      2,998
                                                                               ---------
                                                                                   8,093
                                                                               ---------
           Total Corporate Bonds and Notes
             (Cost $743,853).................................................    765,916
                                                                               ---------

U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
  SECURITIES - 22.0%

   FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) - 11.1%
   44,460  4.000% due 09/01/2018-10/01/2018..................................     43,219
   12,674  5.000% due 01/01/2018-10/01/2032..................................     12,719
   57,398  5.500% due 03/01/2033-02/01/2035..................................     58,045
    1,949  6.000% due 04/01/2032.............................................      2,004
    6,659  6.500% due 09/01/2028-05/01/2032..................................      6,935
      134  7.000% due 01/01/2030.............................................        142
      190  7.451% due 06/01/2016.............................................        197
    8,000  7.630% due 02/01/2010.............................................      8,929
                                                                               ---------
           Total FNMA
             (Cost $132,024).................................................    132,190
                                                                               ---------

   FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) - 10.3%
   46,474  4.500% due 08/01/2033.............................................     44,950
   51,682  5.000% due 04/01/2018-05/01/2033..................................     51,829
   14,372  5.500% due 11/01/2017-05/01/2031..................................     14,703
    4,792  6.000% due 03/01/2031-05/01/2032..................................      4,925
    4,986  6.500% due 01/01/2029-08/01/2029..................................      5,199
    1,264  7.000% due 01/01/2032.............................................      1,336
                                                                               ---------
           Total FHLMC
             (Cost $122,626).................................................    122,942
                                                                               ---------

   GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) - 0.6%
    5,583  6.000% due 05/20/2032.............................................      5,758
      789  7.000% due 06/20/2031.............................................        833
                                                                               ---------
           Total GNMA
             (Cost $6,341)...................................................      6,591
                                                                               ---------
           Total U.S. Government Agency Mortgage-
             Backed Securities
             (Cost $260,991).................................................    261,723
                                                                               ---------

U.S. TREASURY NOTES - 7.4%
   20,000  2.625% due 03/15/2009.............................................     19,156
   44,000  4.000% due 06/15/2009.............................................     44,286
   25,000  4.250% due 08/15/2014.............................................     25,113
                                                                               ---------
           Total U.S. Treasury Notes
             (Cost $89,774)..................................................     88,555
                                                                               ---------

COMMERCIAL MORTGAGE-BACKED SECURITIES (CMBS) - 0.1%
  (Cost $1,151)
    1,149  Reilly Mortgage FHA, Series 1982,
             (Partial default),
             7.430% due 08/01/2022...........................................      1,149++
                                                                               ---------
CONVERTIBLE PREFERRED STOCK - 0.3%
  (Cost $5,100)
  100,000  Ford Motor Company Capital Trust II,
             Conv. Pfd.,
             6.500% due 01/15/2032...........................................      3,895
                                                                               ---------

RIGHTS - 0.2%
  (Cost $539)
  153,563  Danielson Holding Corporation-Rights+.............................      1,884++
                                                                               ---------

                       See Notes to Financial Statements.

INCOME FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                          (000s)
---------                                                                      ----------
REPURCHASE AGREEMENT - 4.6%
  (Cost $54,132)
$  54,132  Agreement with Morgan Stanley,
             2.850% dated 04/29/2005, to be
             repurchased at $54,145,000 on
             05/02/2005 (Collateralized by
             U.S. Treasury Note, 2.000% due
             07/15/2014, market value
             $55,894,000)...................................................   $   54,132
                                                                               ----------
TOTAL INVESTMENTS (Cost $1,155,540*).................................   98.9%   1,177,254
OTHER ASSETS (LIABILITIES) (NET).....................................    1.1       13,642
                                                                       -----   ----------
NET ASSETS...........................................................  100.0%  $1,190,896
                                                                       =====   ==========

-------------

*  Aggregate cost for federal tax purposes.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+  Non-income producing security.

++ Defaulted security is past maturity but continues to be valued in recognition of future potential worth.

++ Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                GLOSSARY OF TERMS

FHA      -- Federal Housing Authority
MTN      -- Medium Term Note

                       See Notes to Financial Statements.

Portfolio of Investments

HIGH YIELD FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                          (000s)
---------                                                                      ---------
CORPORATE BONDS AND NOTES - 89.4%

   HEALTH CARE - 16.7%
$  21,500  Athena Neurosciences Finance LLC,
             Company Guarantee,
             7.250% due 02/21/2008...........................................  $  18,866
   12,000  CV Therapeutics, Inc., Conv. Sr. Sub. Deb.,
             2.000% due 05/16/2023...........................................      9,825
           DVI, Inc., Sr. Note, (in default):
   10,375    9.875% due 02/01/2004++.........................................        960
    6,850    9.875% due 02/01/2004++.........................................        634
           HEALTHSOUTH Corporation:
   14,250    Note,
             7.625% due 06/01/2012...........................................     13,751
    5,000    Sr. Note,
             8.500% due 02/01/2008...........................................      5,025
           HIH Capital Ltd., Conv. Note:
    3,500    7.500% due 09/25/2006...........................................      3,500
   10,050    7.500% due 09/25/2006**.........................................     10,050
    5,000  Inhale Therapeutic Systems, Inc., Conv. Sub.
             Note,
             5.000% due 02/08/2007...........................................      5,019
   14,850  IVAX Corporation, Conv. Sr. Sub. Note,
             4.500% due 05/15/2008...........................................     14,590
    6,000  Omnicare, Inc., Sr. Sub. Note,
             6.125% due 06/01/2013...........................................      5,850
   17,000  Quintiles Transnational Corporation, Sr. Sub.
             Note,
             10.000% due 10/01/2013..........................................     18,445
    4,000  Sepracor Inc., Conv. Sub. Deb.,
             5.000% due 02/15/2007...........................................      4,040
   13,000  Tenet Healthcare Corporation, Sr. Note,
             9.250% due 02/01/2015**.........................................     13,065
    4,750  Vertex Pharmaceuticals Inc., Conv. Sub.
             Note,
             5.000% due 09/19/2007...........................................      4,346
                                                                               ---------
                                                                                 127,966
                                                                               ---------

  TELECOMMUNICATIONS - 10.7%
   16,250  Extreme Networks, Inc., Conv. Sub.
             Note,
             3.500% due 12/01/2006...........................................     15,925
   17,500  Nortel Networks Corporation, Conv.
             Company Guarantee,
             4.250% due 09/01/2008...........................................     15,903
   13,500  Qwest Corporation, Note,
             9.125% due 03/15/2012**.........................................     14,378
   17,710  TriQuint Semiconductor, Inc., Conv. Sub.
             Note,
             4.000% due 03/01/2007...........................................     16,979
   16,500  Western Wireless Corporation, Sr. Note,
             9.250% due 07/15/2013...........................................     18,934
                                                                               ---------
                                                                                  82,119
                                                                               ---------

  INDEX PRODUCT - 9.1%
   38,750  Dow Jones CDX High Yield Series 4 Trust 1,
             Pass-through Certificates,
             8.250% due 06/29/2010**.........................................     37,467
   31,712  TRAINS (Targeted Return Index Securities)
             Trust Series HY-2004-1, Grantor Trust,
             8.218% due 08/01/2015**.........................................     32,283
                                                                               ---------
                                                                                  69,750
                                                                               ---------

  OIL/ENERGY - 8.8%
           El Paso Natural Gas:
   12,500    Bond,
             8.375% due 06/15/2032...........................................     14,270
    2,750    Sr. Note,
             7.625% due 08/01/2010...........................................      2,887
           Hanover Compressor Company:
    7,950    Conv. Sr. Note,
             4.750% due 03/15/2008...........................................      7,672
   10,250    Sr. Note,
             8.625% due 12/15/2010...........................................     10,557
   11,000  Petrobras International Finance Company,
             Sr. Note,
             9.750% due 07/06/2011...........................................     12,760
    7,500  Southern Natural Gas Company, Sr. Note,
             8.000% due 03/01/2032...........................................      8,322
   10,000  Tesoro Petroleum Corporation, Sr. Sub. Note,
             9.625% due 04/01/2012...........................................     11,100
                                                                               ---------
                                                                                  67,568
                                                                               ---------

  GAMING - 7.5%
    7,500  155E Tropicana Hooters LLC,
             8.750% due 04/01/2012**.........................................      7,200
   17,500  MGM Grand, Inc., Sr. Note,
             6.000% due 10/01/2009...........................................     17,347
   18,250  Old Evangeline Downs LLC / Diamond Jo
             LLC, Company Guarantee,
             8.750% due 04/15/2012...........................................     17,702
   14,000  Riviera Holdings Corporation, Company
             Guarantee,
             11.000% due 06/15/2010..........................................     15,470
                                                                               ---------
                                                                                  57,719
                                                                               ---------

  INFORMATION TECHNOLOGY - 6.8%
   14,000  BEA Systems Inc., Conv. Sub. Note,
             4.000% due 12/15/2006...........................................     13,702
   20,500  Conexant Systems Inc., Conv. Sub. Note,
             4.000% due 02/01/2007...........................................     17,707
   17,500  Electronic Data Systems Corporation,
             Sr. Note, Series B,
             6.500% due 08/01/2013...........................................     17,892
    2,950  Komag, Inc., Conv. Sub. Note,
             2.000% due 02/01/2024...........................................      3,149
                                                                               ---------
                                                                                  52,450
                                                                               ---------

  FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - 4.5%
           Federal Republic of Brazil:
   10,500    Bond,
             9.250% due 10/22/2010...........................................     11,366
    6,000    Note,
             8.750% due 02/04/2025...........................................      5,790

                       See Notes to Financial Statements.

HIGH YIELD FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                         (000s)
---------                                                                      ---------
CORPORATE BONDS AND NOTES - (CONTINUED)

   FOREIGN GOVERNMENT (U.S. DOLLAR DENOMINATED) - (CONTINUED)
$  21,500  Republic of Ecuador, Bond,
             8.000% to 08/15/2005;
             9.000% to 08/15/2006;
             10.000% due 08/15/2030..........................................  $  17,308
                                                                               ---------
                                                                                  34,464
                                                                               ---------

   CONSUMER PRODUCTS/LEISURE - 4.1%
   16,000  Carmike Cinemas, Inc., Sr. Sub. Note,
             7.500% due 02/15/2014...........................................     15,280
           Royal Caribbean Cruises Ltd.:
    3,000    Deb.,
             7.250% due 03/15/2018...........................................      3,165
   11,500    Sr. Note,
             8.750% due 02/02/2011...........................................     12,937
                                                                               ---------
                                                                                  31,382
                                                                               ---------

   AEROSPACE/DEFENSE - 3.8%
   17,000  Orbital Sciences Corporation, Sr. Note,
             9.000% due 07/15/2011...........................................     18,530
   10,000  Primus International Inc., Sr. Note,
             10.500% due 04/15/2009**........................................     10,550
                                                                               ---------
                                                                                  29,080
                                                                               ---------

   SERVICES - 3.7%
   18,000  Allied Waste North America, Inc., Sr. Note,
             7.875% due 04/15/2013...........................................     17,595
   14,050  Great Lakes Dredge & Dock Company,
             Sr. Sub. Note,
             7.750% due 12/15/2013...........................................     11,135
                                                                               ---------
                                                                                  28,730
                                                                               ---------

   CABLE TV - 3.1%
    4,500  Century Communications Corporation,
             Sr. Note, (in default),
             8.750% due 10/01/2007...........................................      4,320
    9,250  FrontierVision Holdings LP,
             Sr. Disc. Note, (in default),
             11.875% due 09/15/2007..........................................     12,534
    5,000  FrontierVision Operating Partners LP,
             Sr. Sub. Note, (in default),
             11.000% due 10/15/2006..........................................      6,625
                                                                               ---------
                                                                                  23,479
                                                                               ---------

   UTILITIES - 3.0%
    2,589  Covanta Energy Corporation, Sr. Sec. Note,
             8.250% due 03/15/2011...........................................      2,356
           Reliant Energy Inc., Sr. Note:
    4,000    6.750% due 12/15/2014...........................................      3,560
   16,000    9.500% due 07/15/2013...........................................     16,680
                                                                               ---------
                                                                                  22,596
                                                                               ---------

   TRANSPORTATION/AUTO - 2.9%
   10,000  Continental Airlines, Inc., Conv. Sr. Note,
             5.000% due 06/15/2023...........................................      8,362
           Northwest Airlines, Inc., Pass-through Certificates:
    8,733    Series 1999-2, Class B,
             7.950% due 03/01/2015...........................................      6,985
    8,480    Series 2001-1, Class B, 7.691% due 04/01/2017...................      6,722
                                                                               ---------
                                                                                  22,069
                                                                               ---------

   PAPER/CONTAINERS - 1.6%
           Jefferson Smurfit Corporation:
             Company Guarantee:
    7,000    7.500% due 06/01/2013...........................................      6,580
    6,000    8.250% due 10/01/2012...........................................      5,910
                                                                               ---------
                                                                                  12,490
                                                                               ---------

   RETAILING - 1.6%
   12,000  Southern States Cooperative, Inc., Sr. Note,
             10.500% due 11/01/2010** . . . . . . . . . . .                       12,060
                                                                               ---------

   MEDIA - 1.5%
           XM Satellite Radio Holdings Inc., Sr. Note:
    5,877    12.000% due 06/15/2010..........................................      6,729
    4,717    Zero coupon to 12/31/2005, 14.000% due 12/31/2009...............      4,812
                                                                               ---------
                                                                                  11,541
                                                                               ---------

   FOOD - 0.0% +++
      140  Dole Food Company, Sr. Note,
             8.875% due 03/15/2011...........................................        149
                                                                               ---------
           Total Corporate Bonds and Notes (Cost $678,330)...................    685,612
                                                                               ---------

UNITS
-----
LIMITED PARTNERSHIP - 1.4%
  (Cost $7,223)
    8,027  TexCal, Series A, Common Units....................................     10,435
                                                                                  ------

SHARES
------
COMMON STOCKS - 6.8%
  518,800  Health Care Property Investors, Inc. .............................     13,302
  454,500  Health Care REIT, Inc. ...........................................     15,226
  180,460  ICO Global Communications Holdings Ltd.+ .........................        526
  188,430  Life Sciences Research, Inc.+ ....................................      2,431
  985,100  Nationwide Health Properties Inc. ................................     21,110
                                                                                  ------
           Total Common Stocks (Cost $37,676)................................     52,595
                                                                                  ------

CONVERTIBLE PREFERRED STOCK - 0.7%
  (Cost $5,101)
  104,800  Omnicare Capital Trust II, Series B, Conv. Pfd.
             4.000% due 06/15/2033...........................................      5,240
                                                                                  ------

RIGHTS - 0.2%
  (Cost $461)
  131,250  Danielson Holding Corporation-Rights+.............................      1,610++
                                                                                  ------

                       See Notes to Financial Statements.

HIGH YIELD FUND

April 30, 2005 (unaudited)

                                                                                 VALUE
 SHARES                                                                          (000s)
---------                                                                      ---------
WARRANTS - 0.0% +++
   45,327  ICO Global Communications Holdings Ltd.,
             Expires 05/16/2006+ ............................................  $       2
    5,000  Mikohn Gaming Corporation,
             Expires 08/15/2008+** ..........................................         30
                                                                               ---------
           Total Warrants
             (Cost $12)......................................................         32
                                                                               ---------

PRINCIPAL
 AMOUNT                                                                          VALUE
 (000s)                                                                          (000s)
---------                                                                      ---------
REPURCHASE AGREEMENT - 0.1%
  (Cost $1,035)
$   1,035  Agreement with Morgan Stanley,
             2.850% dated 04/29/2005, to be
             repurchased at $1,035,000 on
             05/02/2005 (Collateralized by
             U.S. Treasury Note, 2.000% due
             07/15/2014, market value
             $1,069,000)....................................................       1,035
                                                                               ---------
TOTAL INVESTMENTS (Cost $729,838*)...................................   98.6%    756,559
OTHER ASSETS (LIABILITIES) (NET).....................................    1.4      10,646
                                                                       -----   ---------
NET ASSETS...........................................................  100.0%  $ 767,205
                                                                       =====   =========

------------

*   Aggregate cost for federal tax purposes.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

+   Non-income producing security.

++ Defaulted security is past maturity but continues to be valued in recognition of future potential worth.

+++ Amount represents less than 0.1% of the total net assets.

++ Represents fair value as determined in good faith under the direction of the Board of Trustees.

                       See Notes to Financial Statements.

Portfolio of Investments

TAX - EXEMPT BOND FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                     VALUE
 (000s)                                                                     (000s)
---------                                                                  -------
MUNICIPAL BONDS AND NOTES - 98.4%

 ALASKA - 4.4%
$ 1,000  Alaska State Housing Finance Corporation,
           Housing Revenue, Series A, (FGIC Insured),
           5.250% due 12/01/2041 ........................................  $ 1,057
  4,500  Alaska State International Airports, Airport
           & Marina Revenue, Series B, (AMBAC
           Insured),
           5.250% due 10/01/2027 ........................................    4,807
  1,235  Anchorage, Electric Utilities, Power & Light
           Revenue, Sr. Lien, (MBIA Insured),
           6.500% due 12/01/2013 ........................................    1,492
  2,000  Anchorage, Ice Rink, Recreational Revenue,
           6.375% due 01/01/2020 ........................................    2,282
                                                                           -------
                                                                             9,638
                                                                           -------

 ARIZONA - 2.5%
  2,000  Arizona Tourism & Sports Authority,
           Recreational Revenue, (Multipurpose
           Stadium Facility Project), Series A,
           (MBIA Insured),
           5.375% due 07/01/2019 ........................................    2,216
  3,000  Salt River Project,Agricultural Improvement
           & Power District, Electric Systems
           Revenue, Series A,
           5.750% due 01/01/2009 ........................................    3,292
                                                                           -------
                                                                             5,508
                                                                           -------

 CALIFORNIA - 10.6%
  1,000  Alameda County, Fremont Unified School
           District, GO, Series A, (FGIC Insured),
           5.000% due 08/01/2025 ........................................    1,054
         California State Department of Water
           Resources, Power Supply Revenue,
           Series A:
  1,000    6.000% due 05/01/2015 ........................................    1,152
           (AMBAC Insured):
  2,000    5.375% due 05/01/2018 ........................................    2,222
  1,000    5.500% due 05/01/2016 ........................................    1,126
  3,000    (Inverse Floater), (MBIA-IBC Insured),
           7.285% due 05/01/2011+** .....................................    3,552
  2,000  Center Unified School District, Capital
           Appreciation, GO, Series C, (MBIA
           Insured),
           Zero coupon due 09/01/2018 ...................................    1,102
  2,000  El Dorado Irrigation District, COP, Series A,
           (FGIC Insured),
           5.000% due 03/01/2021 ........................................    2,124
  2,000  Foothill Eastern Transportation Corridor
           Agency, Capital Appreciation, Toll Road
           Revenue, (MBIA Insured),
           Zero coupon due 01/15/2018 ...................................    1,052
  2,700  Jurupa, Unified School District, GO, (FGIC
           Insured),
           5.125% due 08/01/2022 ........................................    2,903
  2,000  Orange County, COP, Series A, (MBIA
           Insured),
           6.000% due 07/01/2026 ........................................    2,106
    830  Palmdale, COP, (Park Improvement &
           Avenue S Construction Project), (MBIA
           Insured),
           5.250% due 09/01/2018 ........................................      913
  2,000  San Francisco City and County, International
           Airports Commission, Airport Revenue,
           Second Series, Issue 29B, (FGIC Insured),
           5.125% due 05/01/2020 ........................................    2,148
  7,000  San Joaquin Hills, Transportation Corridor
           Agency, Toll Road Revenue, Series A,
           (MBIA Insured),
           Zero coupon due 01/15/2034 ...................................    1,653
                                                                           -------
                                                                            23,107
                                                                           -------

 COLORADO - 0.8%
  1,650  Lakewood, COP, (AMBAC Insured),
           5.350% due 12/01/2017 ........................................    1,805
                                                                           -------

 CONNECTICUT - 0.7%
  1,500  Connecticut State Special Obligation Parking,
           Airport & Marina Revenue, (Bradley
           International Airport), Series A, AMT,
           (ACA Insured),
           6.600% due 07/01/2024 ........................................    1,629
                                                                           -------

 DISTRICT OF COLUMBIA - 0.3%
    500  District of Columbia, Water & Sewer
           Authority, Public Utilities Revenue,
           (FSA Insured),
           5.500% due 10/01/2017 ........................................      581
                                                                           -------

 FLORIDA - 6.6%
    250  Bay County, Water Systems Revenue,
           (AMBAC Insured),
           5.700% due 09/01/2030 ........................................      277
  1,000  Escambia County, Health Facilities Authority,
           Health Facilities Revenue, (Florida Health
           Care Facilities Loan-VHA Program),
           (AMBAC Insured),
           5.950% due 07/01/2020 ........................................    1,016
    650  Escambia County, Utilities Authority, Utility
           Systems Revenue, (FGIC Insured),
           5.250% due 01/01/2029 ........................................      688
    900  Florida Housing Finance Agency, Housing
           Revenue, (Spinnaker Cove Apartments
           Project), Series G, AMT, (AMBAC Insured),
           6.500% due 07/01/2036 ........................................      931
    800  Florida State Board of Education, Lottery
           Revenue, Series A, (FGIC Insured),
           5.250% due 07/01/2017 ........................................      874
    675  Florida State Municipal Power Agency, Power
           & Light Revenue, (Stanton Project),
           (FSA Insured),
           5.500% due 10/01/2014 ........................................      760
  1,000  Hillsborough County, Port District Revenue,
           (Tampa Port Authority Project), Series A,
           AMT, (MBIA Insured),
           5.375% due 06/01/2027 ........................................    1,067
    100  Manatee County, Housing Finance Authority,
           SFMR, Series 94-4, AMT, (GNMA/FNMA
           Collateral),
           6.875% due 11/01/2026 ........................................      102
    500  Orange County, Housing Finance Authority,
           MFHR, (Hands Inc. Project), Series A,
           7.000% due 10/01/2025** ......................................      534
  5,000  Orlando, Utilities Commission, Water &
           Electric Revenue,
           6.000% due 10/01/2010 ........................................    5,693

                       See Notes to Financial Statements.

TAX - EXEMPT BOND FUND

April 30,  2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                     VALUE
 (000s)                                                                     (000s)
---------                                                                  -------
 MUNICIPAL BONDS AND NOTES - (CONTINUED)

  FLORIDA - (CONTINUED)
$ 1,300  Osceola County, School Board, COP, Series A,
           (AMBAC Insured),
           5.125% due 06/01/2022 ........................................  $ 1,406
    900  Pasco County, Solid Waste Disposal &
           Resource Recovery System, Resource
           Recovery Revenue, AMT, (AMBAC
           Insured),
           6.000% due 04/01/2011 ........................................    1,005
                                                                           -------
                                                                            14,353
                                                                           -------

  GEORGIA - 5.7%
  5,000  Georgia State, GO, Series B,
           6.300% due 03/01/2009 ........................................    5,603
         Monroe County, Development Authority, PCR,
           (Oglethorpe Power Corporation Project),
           Series A, (MBIA-IBC Insured):
  2,500    6.700% due 01/01/2009 ........................................    2,815
  3,410    6.750% due 01/01/2010 ........................................    3,932
                                                                           -------
                                                                            12,350
                                                                           -------

  HAWAII - 1.1%
         Honolulu City and County, GO, Series A:
  1,270    (Unrefunded Balance),
           6.000% due 01/01/2012 ........................................    1,461
    730    ETM,
           6.000% due 01/01/2012 ........................................      847
                                                                           -------
                                                                             2,308
                                                                           -------

  IDAHO - 1.2%
  2,000  Idaho Health Facilities Authority, Health Care
           Revenue, (IHC Hospitals Inc. Project),
           (Inverse Floater), ETM,
           6.650% due 02/15/2021+** .....................................    2,599
                                                                           -------

  ILLINOIS - 7.0%
  5,000  Chicago, O'Hare International Airport,
           Airport Revenue, (Inverse Floater), AMT,
           (FSA Insured),
           8.360% due 01/01/2020+** .....................................    6,143
         Chicago, O'Hare International Airport,
           Special Facilities Revenue, Series B:
    965    (Second Lien Passenger Facility),
           (AMBAC Insured),
           5.500% due 01/01/2017 ........................................    1,060
  1,000    (United Airlines Project), AMT, (in default),
           6.100% due 11/01/2035 ........................................      171
  2,570  Cook County, Oak Lawn School District
           No. 122, Capital Appreciation, GO,
           (FGIC Insured),
           Zero coupon due 12/01/2016 ...................................    1,543
         Metropolitan Pier & Exposition Authority,
           Capital Appreciation, Dedicated State Tax
           Revenue, Series A, (FGIC Insured):
           (Unrefunded Balance):
     85    Zero coupon due 06/15/2008 ...................................       77
    130    Zero coupon due 06/15/2009 ...................................      113

           ETM:
  5,055    Zero coupon due 06/15/2009 ...................................    4,406
    815    Zero coupon due 06/15/2009 ...................................      710
  1,000  Village of Pingree Grove, Special Service
           Area Number One, Special Tax,
           (Cambridge Lakes Project), Series 1,
           5.250% due 03/01/2015 ........................................      998
                                                                           -------
                                                                            15,221
                                                                           -------

  INDIANA - 3.1%
  6,000  Indiana Municipal Power Agency, Power
           Supply System Revenue, Series A, ETM,
           (MBIA Insured),
           6.125% due 01/01/2013 ........................................    6,771
                                                                           -------

  LOUISIANA - 2.6%
  2,000  Ernest N. Morial, New Orleans Exhibit
           Hall Authority, Special Tax, Series A,
           (AMBAC Insured),
           5.000% due 07/15/2033 ........................................    2,075
  2,680  Lafayette, Utility Revenue, (MBIA Insured),
           5.250% due 11/01/2023 ........................................    2,927
  1,500  Louisiana Public Facilities Authority,
           Customer Receipts Revenue, Series B,
           ETM,
           Zero coupon due 12/01/2019 ...................................      755
                                                                           -------
                                                                             5,757
                                                                           -------

  MARYLAND - 1.5%
  2,000  Baltimore, Port Facilities, Industrial Revenue,
           (Consolidated Coal Sales Project), Series B,
           6.500% due 10/01/2011 ........................................    2,147
  1,150  Maryland State Economic Development
           Corporation, Student Housing Revenue,
           (University of Maryland College Park
           Project),
           5.625% due 06/01/2035 ........................................    1,193
                                                                           -------
                                                                             3,340
                                                                           -------

  MASSACHUSETTS - 2.4%
  2,000  Massachusetts Bay Transportation Authority,
           Sales Tax Revenue, Series A,
           5.000% due 07/01/2035 ........................................    2,062
  1,000  Massachusetts State Development Finance
           Agency, Revenue Bonds, (Hillcrest
           Educational Centers Inc. Project),
           6.375% due 07/01/2029 ........................................      972
  1,000  Massachusetts State Health & Educational
           Facilities Authority, Health Care Revenue,
           (Health Care System-Covenant Health),
           6.000% due 07/01/2031 ........................................    1,065
  1,000  Massachusetts State Water Resources
           Authority, Water Revenue, Series J,
           (FSA Insured),
           5.000% due 08/01/2032 ........................................    1,041
                                                                           -------
                                                                             5,140
                                                                           -------

  MICHIGAN - 1.0%
  1,000  Kent Hospital Finance Authority, Revenue
           Bonds (Metropolitan Hospital Project),
           Series A,
           5.250% due 07/01/2030 ........................................    1,008

                       See Notes to Financial Statements.

TAX - EXEMPT BOND FUND

April 30,  2005 (unaudited)

PRINCIPAL
  AMOUNT                                                                    VALUE
  (000s)                                                                    (000s)
---------                                                                  -------
 MUNICIPAL BONDS AND NOTES - (CONTINUED)

  MICHIGAN - (CONTINUED)
$ 1,000  Michigan State Strategic Fund, Limited
           Obligation Revenue, (Detroit Edison
           Company Exempt Facilities Project),
           Series C, AMT, (XLCA Insured),
           5.450% due 12/15/2032 ........................................  $ 1,060
                                                                           -------
                                                                             2,068
                                                                           -------

  MISSOURI - 3.4%
  2,250  Bi-State Development Agency of the Missouri-
           Illinois Metropolitan District, Mass Transit
           Sales Tax Revenue, (Metrolink Cross
           County Extension Project), Series B,
           (FSA Insured),
           5.250% due 10/01/2019 ........................................    2,480
  1,000  Cape Girardeau County, Industrial
           Development Authority, Health Care
           Facilities Revenue, (Southeast Hospital
           Association Project),
           5.625% due 06/01/2027 ........................................    1,030
    600  Fenton, Tax Increment Revenue, (Gravois
           Bluffs Improvement Project),
           7.000% due 10/01/2021 ........................................      649
  1,000  Missouri State Health and Education
           Facilities Authority, Education Facilities
           Revenue, (University of Missouri-
           Columbia Arena Project),
           5.000% due 11/01/2018 ........................................    1,075
         St. Louis County, Pattonville School District
           No. R-3, GO, (Missouri Direct Deposit
           Program), (FGIC Insured):
  1,000    5.750% due 03/01/2017 ........................................    1,129
    880    5.750% due 03/01/2018 ........................................      993
                                                                           -------
                                                                             7,356
                                                                           -------

  NEBRASKA - 3.7%
  7,000  Omaha Public Power District, Electric
           Revenue, Series B, ETM,
           6.150% due 02/01/2012 ........................................    7,947
                                                                           -------

  NEVADA - 1.0%
  1,000  Clark County, Airport Systems Subordinate
           Lien Revenue, Series A-2, (FGIC Insured),
           5.000% due 07/01/2036 ........................................    1,039
  1,000  Reno, Sales & Room Tax Revenue, Sr. Lien,
           (ReTrac-Reno Transportation Rail Access
           Corridor Project), (AMBAC Insured),
           5.125% due 06/01/2037 ........................................    1,043
                                                                           -------
                                                                             2,082
                                                                           -------

  NEW JERSEY - 3.5%
  2,000  Bergen County, Improvement Authority,
           School Improvement Revenue, (Wyckoff
           Township Board of Education Project),
           (County Guaranteed),
           5.000% due 04/01/2032 ........................................    2,114
  1,000  New Jersey Economic Development Authority,
           Cigarette Tax Revenue,
           5.500% due 06/15/2031 ........................................    1,046
  1,000  New Jersey Economic Development Authority,
           Economic Development Revenue,
           (Kapkowski Road Landfill Project),
           5.750% due 04/01/2031 ........................................    1,002
  1,340  New Jersey Educational Facilities Authority,
           Government Fund Grant Revenue, (Higher
           Education Capital Improvement Project),
           Series A, (AMBAC Insured),
           5.250% due 09/01/2020 ........................................    1,457
  2,000  New Jersey State Turnpike Authority, Transit
           Revenue, Series C-1, (AMBAC Insured),
           5.000% due 01/01/2035 ........................................    2,074
                                                                           -------
                                                                             7,693
                                                                           -------

  NEW YORK - 4.7%
  1,265  Metropolitan Transportation Authority,
           Service Contract Revenue, (Transportation
           Facilities Project), Series 7,
           4.750% due 07/01/2019 ........................................    1,376
  1,500  Metropolitan Transportation Authority,
           Transportation Revenue, Series A, (FGIC
           Insured),
           5.250% due 11/15/2031 ........................................    1,612
  1,000  New York City Industrial Development Agency,
           Liberty Revenue Bonds, (7 World Trade
           Center, LLC Project), Series A,
           6.250% due 03/01/2015 ........................................    1,022
  2,500  New York City Municipal Water Finance
           Authority, Water & Sewer Revenue, PA
           1289 Project, (MBIA Insured),
           6.814% due 06/15/2027+** .....................................    2,799
  1,000  New York State Dormitory Authority, College
           & University Revenue, (State University
           Educational Facilities Project), (MBIA
           Insured),
           6.000% due 05/15/2016 ........................................    1,135
    535  New York State Housing Finance Agency,
           MFHR, (Secured Mortgage Program),
           Series F, AMT,
           6.625% due 08/15/2012 ........................................      536
    650  New York State Mortgage Agency, Homeowner
           Mortgage Revenue, Series 82, AMT,
           5.650% due 04/01/2030 ........................................      669
  1,000  New York State, GO, Series H,
           5.750% due 03/15/2013 ........................................    1,117
                                                                           -------
                                                                            10,266
                                                                           -------

  NORTH CAROLINA - 1.5%
  1,000  Charlotte, COP, (Convention Facility Project),
           Series A,
           5.500% due 08/01/2019 ........................................    1,111
  2,000  North Carolina Municipal Power Agency
           No. 1, Catawba Electric Revenue,
           Series A, (MBIA Insured),
           5.250% due 01/01/2018 ........................................    2,183
                                                                           -------
                                                                             3,294
                                                                           -------

  OHIO - 1.0%
  1,000  Cuyahoga County, Hospital Facilities
           Revenue, (Canton Inc. Project),
           7.500% due 01/01/2030 ........................................    1,125

                       See Notes to Financial Statements.

TAX - EXEMPT BOND FUND

April 30, 2005 (unaudited)

PRINCIPAL
  AMOUNT                                                                    VALUE
  (000s)                                                                    (000s)
---------                                                                  -------
  MUNICIPAL BONDS AND NOTES - (CONTINUED)

  OHIO - (CONTINUED)
$ 1,000  Ohio State University, General Receipts
           Revenue, Series A,
           5.125% due 12/01/2031 ........................................  $ 1,053
                                                                           -------
                                                                             2,178
                                                                           -------

  OKLAHOMA - 0.7%
    290  Oklahoma Housing & Finance Authority,
           SFMR, Series B, AMT, (GNMA
           Collateral),
           7.997% due 08/01/2018 ........................................      297
  1,000  Tulsa County, Public Facilities Authority,
           Capital Improvement Revenue,
           (AMBAC Insured),
           6.250% due 11/01/2022 ........................................    1,141
                                                                           -------
                                                                             1,438
                                                                           -------

  OREGON - 2.5%
  1,000  Oregon Health Sciences University, College
           & University Revenue, Series A,
           (MBIA Insured),
           5.250% due 07/01/2022 ........................................    1,094
  1,000  Oregon State Department of Administrative
           Services, COP, Series C, (MBIA Insured),
           5.250% due 11/01/2018 ........................................    1,091
  2,000  Portland, Sewer System Revenue, Second
           Lien, Series A, (FSA Insured),
           5.250% due 06/01/2020 ........................................    2,197
  1,000  Portland, Tax Allocation Revenue,
           (Downtown Waterfront Urban Renewal
           & Redevelopment Project), Series A,
           (AMBAC Insured),
           5.750% due 06/15/2016 ........................................    1,124
                                                                           -------
                                                                             5,506
                                                                           -------

  PENNSYLVANIA - 4.0%
         Philadelphia, Gas Works Revenue,
           (FSA Insured):
           (1998 General Ordinance):
  1,000  Fourth Series,
           5.250% due 08/01/2020 ........................................    1,084
  2,500  Second Series,
           5.250% due 07/01/2029 ........................................    2,668
  2,500    (Inverse Floater), Series 384,
           7.445% due 07/01/2011+** .....................................    2,950
    820  Philadelphia, Parking Authority, Auto
           Parking Revenue, Series A,
           (AMBAC Insured),
           5.250% due 02/15/2029 ........................................      868
  1,000  Philadelphia, Redevelopment Authority
           Revenue, (Neighborhood Transformation
           Project), Series A, (FGIC Insured),
           5.500% due 04/15/2017 ........................................    1,110
                                                                           -------
                                                                             8,680
                                                                           -------

  PUERTO RICO - 0.5%
  1,000  Puerto Rico Municipal Finance Agency,
           Revenue Bonds, Series A, (FSA Insured),
           5.250% due 08/01/2021 ........................................    1,093
                                                                           -------

  SOUTH CAROLINA - 1.6%
  1,300  Chesterfield County, School District, GO,
           (FSA Insured),
           5.375% due 03/01/2018 ........................................    1,429
    955  Greenville, Waterworks System Revenue,
           5.250% due 02/01/2019 ........................................    1,047
  1,000  South Carolina Jobs-Economic Development
           Authority, IDR, (Electric & Gas Company
           Project), Series A, (AMBAC Insured),
           5.200% due 11/01/2027 ........................................    1,072
                                                                           -------
                                                                             3,548
                                                                           -------

  SOUTH DAKOTA - 0.6%
  1,250  South Dakota Health and Educational
           Facilities Authority, Health Care Revenue,
           (Sioux Valley Hospitals and Health
           System), Series A,
           5.250% due 11/01/2034 ........................................    1,296
                                                                           -------

  TENNESSEE - 0.9%
  1,000  Johnson City, Health & Educational Facility
           Board, Hospital Revenue, (Mountain
           States Health Care Facilities First
           Mortgage Project), Series A,
           7.500% due 07/01/2033 ........................................    1,190
    815  Tennessee Housing Development Agency,
           Housing Revenue, (Homeownership
           Program), Series 2A, AMT,
           5.700% due 07/01/2031 ........................................      847
                                                                           -------
                                                                             2,037
                                                                           -------

  TEXAS - 6.9%
  1,500  Austin, Water & Wastewater System
           Revenue, (MBIA Insured),
           5.250% due 11/15/2019 ........................................    1,642
  1,000  Corpus Christi, GO, (FSA Insured),
           5.750% due 03/01/2018 ........................................    1,116
  1,500  Dallas-Fort Worth International Airport
           Board, Airport & Marina Revenue, Series A,
           AMT, (FGIC Insured),
           5.500% due 11/01/2031 ........................................    1,587
  2,000  Harris County, Houston Sports Authority,
           Special Revenue, Jr. Lien, Series B,
           (MBIA Insured),
           5.250% due 11/15/2040 ........................................    2,081
     85  Houston, GO, (Public Improvement Project),
           (FSA Insured), (Unrefunded Balance),
           5.750% due 03/01/2015 ........................................       95
  1,000  Houston, Hotel Occupancy Tax & Special
           Revenue, (Convention & Entertainment
           Project), Series B, (AMBAC Insured),
           5.750% due 09/01/2015 ........................................    1,125
  1,000  Lower Colorado River Authority, Transmission
           Contract Revenue, (LCRA Transmission
           Services Corporation Project), (FGIC
           Insured),
           5.000% due 05/15/2033 ........................................    1,028
  1,100  Metro Health Facilities Development
           Corporation, Health Care Revenue,
           (Wilson N. Jones Memorial Hospital
           Project),
           7.200% due 01/01/2021 ........................................    1,123

                       See Notes to Financial Statements.

TAX - EXEMPT BOND FUND

April 30, 2005 (unaudited)

PRINCIPAL
  AMOUNT                                                                 VALUE
  (000s)                                                                 (000s)
-----------------------------------------------------------            ---------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

   TEXAS - (CONTINUED)

            North Central, Health Facilities
              Development Corporation Revenue:
$    1,000    (Baylor Health Care System Project),
              Series A,
              5.125% due 05/15/2029................................    $   1,029
     1,000    (Children's Medical Center of Dallas
              Project), (AMBAC Insured),
              5.250% due 08/15/2032................................        1,061
     1,000  Texas Tech University System, Financing
              System Revenue, Seventh Series,
              (MBIA Insured),
              5.000% due 08/15/2025................................        1,048
     2,000  University of Texas Financing System,
              College & University Revenue, Series A,
              5.250% due 08/15/2019................................        2,194
                                                                       ---------
                                                                          15,129
                                                                       ---------

   WASHINGTON - 8.7%

     2,500  Energy Northwest, Electric Revenue,
              (Nuclear Project 3), Series A, (FSA
              Insured),
              5.500% due 07/01/2017................................        2,768
     5,000  Franklin County, Pasco School District No.1,
              GO, (FSA Insured),
              5.250% due 12/01/2019................................        5,482
     4,500  King County, Kent School District No. 415,
              GO, Series C,
              6.300% due 12/01/2008................................        4,884
     2,000  Seattle,Water System Revenue,
              (MBIA Insured),
              5.000% due 09/01/2034................................        2,086
     3,000  Washington State, GO, Series B & AT-7,
              6.400% due 06/01/2017................................        3,657
                                                                       ---------
                                                                          18,877
                                                                       ---------

   WEST VIRGINIA - 1.2%

     2,500  Harrison County, County Community Solid
              Waste Disposal Authority, IDR,
              (Monongahela Power Company Project),
              Series A, AMT, (MBIA-IBC Insured),
              6.875% due 04/15/2022................................        2,508
                                                                       ---------

   WISCONSIN - 0.5%

            Wisconsin State Health & Educational
              Facilities Authority, Health Care
              Revenue,
              Series A:

       600    (Beaver Dam Community Hospitals, Inc.
              Project),
              6.000% due 08/15/2019................................          594
       555    (Waukesha Memorial Hospital Project),
              (AMBAC Insured),
              7.125% due 08/15/2007................................          557
                                                                       ---------
                                                                           1,151
                                                                       ---------

            Total Municipal Bonds and Notes
               (Cost $197,405).....................................      214,254
                                                                       ---------

   SHORT-TERM MUNICIPAL BONDS - 0.3%

       200  Pinellas County, Health Facilities
              Authority,
              Health Care Revenue, (Pooled Hospital
              Loan Program), (AMBAC Insured),
              3.050% due 12/01/2015++ .............................          200

       400  Pitkin County, Colorado, IDR, (Aspen Skiing
              Company Project), Series A, (LOC:
              JPMorgan Chase Bank),
              3.050% due 04/01/2016++..............................          400
                                                                       ---------

            Total Short-Term Municipal Bonds
              (Cost $600)..........................................          600
                                                                       ---------

TOTAL INVESTMENTS+++ (Cost $198,005*)......................    98.7%     214,854
OTHER ASSETS (LIABILITIES) (NET)...........................     1.3        2,871
                                                              -----    ---------
NET ASSETS.................................................   100.0%   $ 217,725
                                                              =====    =========

--------------------
*     Aggregate cost for federal tax purposes.

**    Security deemed illiquid by the Portfolio Manager.

+ Variable rate security. The interest rate shown reflects the rate in effect at April 30, 2005.

++ Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at April 30, 2005.

+++   All securities segregated as collateral for futures contracts.

Tax-Exempt Bond Fund had the following industry concentrations greater than 10% at April 30, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

Power                  17.8%
General Obligation     16.1%
Transportation         14.7%
General Purpose        11.1%

Tax-Exempt Bond Fund had the following insurance concentrations greater than 10% at April 30, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

MBIA                   22.6%
FSA                    14.6%
AMBAC                  13.5%
FGIC                   12.0%

                                                                           UNREALIZED
NUMBER OF                                                       VALUE     DEPRECIATION
CONTRACTS                                                       (000s)       (000s)
-----------------------------------------------------------   ---------   ------------
FUTURES CONTRACTS-SHORT POSITION

63  U.S. 5 Year Treasury Note,
      June 2005....................................           $  18,654      $  (128)
14  U.S. 10 Year Treasury Note,
      June 2005....................................              17,239          (12)
                                                                             -------
    Net Unrealized Depreciation of
      Futures Contracts............................                          $  (140)
                                                                             =======

          GLOSSARY OF TERMS

ACA    -- ACA Financial Guaranty Corporation
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
COP    -- Certificate of Participation
ETM    -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
IBC    -- Insured Bond Certificate
IDR    -- Industrial Development Revenue
MBIA   -- Municipal Bond Investors Assurance
MFHR   -- Multi-family Housing Revenue
PCR    -- Pollution Control Revenue
SFMR   -- Single Family Mortgage Revenue
VHA    -- Veterans Housing Authority
XLCA   -- XL Capital Assurance Inc.

                       See Notes to Financial Statements.

Portfolio of Investments

CALIFORNIA MUNICIPAL FUND

April 30, 2005 (unaudited)

PRINCIPAL
  AMOUNT                                                       VALUE
  (000s)                                                       (000s)
------------------------------------------------------------   -------
MUNICIPAL BONDS AND NOTES - 98.5%

   CALIFORNIA - 98.3%

            ABAG Financing Authority for Nonprofit
              Corporations, COP:
$      340    (Episcopal Homes Foundation),
              5.000% due 07/01/2007........................    $   349
              (O'Connor Woods Obligation Group),
              (ACA Insured):
       700    5.400% due 11/01/2009........................        728
     2,530    5.700% due 11/01/2013........................      2,726
     1,240  ABAG Financing Authority for Nonprofit
              Corporations, Revenue Bonds,
              (California School of Mechanical Arts),
              5.250% due 10/01/2026........................      1,300
     5,360  Alhambra, Improvement Board Act of 1915,
              Special Tax Revenue, (Public Works
              Assessment District No. 1), (MBIA Insured),
              6.125% due 09/02/2018........................      5,422
     2,000  Anaheim, Public Financing Authority, Tax
              Allocation Revenue, (Inverse Floater),
              (MBIA Insured),
              10.430% due 12/28/2018+......................      2,427
     2,210  Azusa, Community Facilities District No. 1,
              Special Tax Revenue, (Mountain Cove),
              Series A,
              6.000% due 09/01/2026........................      2,321
            Baldwin Park, Public Financing Authority,
              Lease Revenue, (Community Center Project),
              (AMBAC Insured):
     2,635    5.000% due 08/01/2027........................      2,769
     3,000    5.000% due 08/01/2034........................      3,139
            Barstow, Redevelopment Agency, Tax
              Allocation Revenue,
              (Central Redevelopment Project),
              Series A, (MBIA Insured):
       680    (Unrefunded Balance),
              7.000% due 09/01/2014........................        798
     1,320    ETM,
              7.000% due 09/01/2014........................      1,563
     2,000  Bay Area Government Association,
              Tax Allocation Revenue,
              (California Redevelopment Agency Pool),
              Series A, (XLCA Insured),
              5.250% due 09/01/2029........................      2,134
     3,155  Burbank,Waste Disposal Revenue, Series B,
              (FSA Insured),
              5.250% due 05/01/2024........................      3,412
     2,000  California Department of Veteran Affairs,
              Home Purchase Revenue, Series A,
              (AMBAC Insured),
              5.400% due 12/01/2018........................      2,071
            California Educational Facilities Authority,
              College & University Revenue:
     5,000    (Pomona College), Series A,
              5.000% due 07/01/2045........................      5,233
     1,000    (Pooled College & University), Series B,
              6.625% due 06/01/2020........................      1,106
     1,000  California Educational Facilities Authority,
              Student Loan Revenue, (California Loan
              Program), Series A, AMT, (MBIA
              Insured),
              5.100% due 03/01/2014 .......................      1,054
       995  California Financing Authority for Resource
              Efficiency, Multiple Utility Revenue, (First
              Resource Efficiency Program), (AMBAC
              Insured),
              6.000% due 07/01/2017........................      1,018
       250  California Health Facilities Financing
              Authority, Health Care Revenue,
              Adventist Health System Project), Series A,
              5.000% due 03/01/2028........................        253
     1,000  California Infrastructure & Economic
              Development Bank, Health Care Revenue,
              (The J. David Gladstone Institute Project),
              5.500% due 10/01/2015........................      1,089
     2,500  California Pollution Control Financing
              Authority, PCR,
              (San Diego Gas and Electric Company),
              Series A, AMT, (AMBAC Insured),
              5.850% due 06/01/2021........................      2,506
       120  California Rural Home Mortgage Finance
              Authority, SFMR, (Mortgage-Backed
              Securities Program), Issue A, Series 2, AMT,
              (GNMA/FHLMC Collateral),
              7.950% due 12/01/2024........................        121
     6,320  California State Department of Transportation,
              COP, Series A, (MBIA Insured),
              5.250% due 03/01/2016........................      6,698
            California State Department of Water
              Resources, Power Supply Revenue, Series A:
     5,000    5.750% due 05/01/2017........................      5,612
     5,500    5.875% due 05/01/2016........................      6,229
     7,000    (MBIA-IBC Insured),
              5.125% due 05/01/2018........................      7,640
     3,000    (XLCA Insured),
              5.375% due 05/01/2017........................      3,330
     2,000  California State Department of Water
              Resources, Water Revenue, Series W,
              (FSA Insured),
              5.000% due 12/01/2018........................      2,159
     8,000  California State Economic Recovery,
              Sales Tax Revenue, Series A,
              5.000% due 07/01/2016........................      8,608
            California State Public Works Board, Lease
              Revenue:
     1,500    (California Community Colleges), Series A,
              5.250% due 12/01/2014........................      1,577
     3,000    (California State University), Series C,
              5.400% due 10/01/2022........................      3,153
     1,980    (Department of Corrections - Kern County
              at Delano II State Prison), Series C,
              5.500% due 06/01/2023........................      2,168
     1,750    (Department of Corrections Program),
              Series A, (MBIA-IBC Insured),
              5.000% due 09/01/2018........................      1,859
     4,330    (Department of Corrections-Ten
              Administrative Segregation Housing Units),
              Series A, (AMBAC Insured),
              5.250% due 03/01/2019........................      4,663

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

April 30, 2005 (unaudited)

PRINCIPAL
  AMOUNT                                                       VALUE
  (000s)                                                       (000s)
-----------------------------------------------------------    -------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

   CALIFORNIA- (CONTINUED)
              (Department of Mental Health - Coalinga State
              Hospital), Series A:
$    3,000    5.000% due 06/01/2024........................    $ 3,139
     1,750    5.000% due 06/01/2025........................      1,851
     4,200    (UC M.I.N.D. Institute), Series A,
              5.000% due 04/01/2023........................      4,383
              California State, GO:
     2,000    (CIFG-TCRS Insured),
              5.000% due 10/01/2022........................      2,106
     4,430    (FGIC-TCRS Insured),
              5.500% due 06/01/2025........................      4,784
     1,280    (Veterans),AMT,
              5.700% due 12/01/2032........................      1,321
     3,050    (XLCA Insured),
              6.750% due 08/01/2012........................      3,676
     2,815  California Statewide Communities
              Development Authority, COP, (Cedars-Sinai
              Medical Center), (MBIA-IBC Insured),
              6.500% due 08/01/2012........................      3,119
     1,260  California Statewide Communities
              Development Authority, Health Care
              Revenue, (Daughters of Charity Health
              System Project), Series A,
              5.000% due 07/01/2039........................      1,272
            California Statewide Communities
              Development Authority, MFHR, (Equity
              Residential Housing):
     1,000    Series B,
              5.200% due 12/01/2029........................      1,058
     3,300    Series C,
              5.200% due 06/15/2009........................      3,493
     1,000  Carson, Redevelopment Agency,
              Tax Allocation Revenue, (Area No. 1
              Project), (MBIA Insured),
              5.500% due 10/01/2016........................      1,148
     3,195  Castaic Lake,Water Agency, COP, (1994
              Refunding Project), Series A, (AMBAC
              Insured),
              5.000% due 08/01/2019........................      3,446
     3,000  Chula Vista, COP, (MBIA Insured),
              5.000% due 08/01/2027........................      3,147
       350  Chula Vista, IDR, (San Diego Gas and
              Electric Company), Series A,AMT,
              4.900% due 03/01/2023........................        353
     1,825  Chula Vista, Public Financing Authority,
              Special Tax Revenue, (Assessment Districts
              Refinancing), Sr. Lien, Series A,
              (FSA Insured),
              4.700% due 09/02/2014........................      1,964
     2,665  Chula Vista, Redevelopment Agency, Tax
              Allocation Revenue,
              8.625% due 09/01/2024........................      2,907
     2,000  Coachella, Redevelopment Agency, Tax
              Allocation Revenue, (Area No. 3 Project),
              5.875% due 12/01/2028........................      2,058
     2,160  Contra Costa County, Public Financing
              Authority, Lease Revenue, (Capital
              Projects), Series B, (MBIA Insured),
              5.250% due 06/01/2027........................      2,301
     5,000  Contra Costa, Community College District,
              GO, (Election of 2002), (MBIA Insured),
              5.000% due 08/01/2029........................      5,274
            Contra Costa,Water District Revenue,
              Series K, (FSA Insured):
     1,445    5.000% due 10/01/2017........................      1,560
     1,520    5.000% due 10/01/2018........................      1,639
     1,500    Culver City, Redevelopment Finance
              Authority, Tax Allocation Revenue,
              Series B,
              6.250% due 11/01/2025........................      1,524
     1,665  Davis, Public Facilities Finance Authority
              Local Agency, Special Tax Revenue,
              (Mace Ranch Area), Series A,
              6.600% due 09/01/2025........................      1,748
     1,215  Fairfield, Housing Authority, Mortgage
              Revenue, (Creekside Estates Mobile Homes),
              5.625% due 09/01/2023........................      1,223
     2,460  Folsom Cordova, Unified School District,
              GO, (School Facilities Improvement
              District No. 1), Series B, (MBIA Insured),
              5.000% due 10/01/2022........................      2,642
     1,000  Fontana, Redevelopment Agency, Tax
              Allocation Revenue, (Southwest Industrial
              Park Project), (MBIA Insured),
              5.200% due 09/01/2030........................      1,058
            Foothill Eastern Transportation Corridor
              Agency, Toll Road Revenue:
     9,000    Zero coupon due 01/15/2026...................      7,548
    20,000    Zero coupon due 01/15/2030...................      4,697
    10,000    Zero coupon due 01/15/2032...................      2,077
    10,000    Zero coupon due 01/15/2033...................      1,952
    10,000    Zero coupon due 01/15/2034...................      1,834
    10,000    Zero coupon due 01/15/2036...................      1,622
    10,000    Zero coupon due 01/15/2037...................      1,525
     9,000    Zero coupon due 01/15/2038...................      1,291
     2,000  Fresno, Joint Powers Financing Authority,
              Lease Revenue, Series A, (FSA Insured),
              5.750% due 06/01/2026........................      2,222
     1,000  Hi Desert, Members Health Care District,
              Health Care Revenue,
              5.500% due 10/01/2015........................        999
     3,000  Highland, Redevelopment Agency, Tax
              Allocation Revenue, (Highland
              Redevelopment Project Area No. 1),
              Series A, (AMBAC Insured),
              5.000% due 12/01/2028........................      3,153
            Huntington Beach, Union High School
              District, GO, (Election of 2004),
              (FSA Insured):
     2,000    5.000% due 08/01/2027........................      2,114
     5,000    5.000% due 08/01/2029........................      5,274
     2,000  Huntington Park, Public Financing Authority,
              Lease Revenue, (Wastewater System
              Project),
              6.200% due 10/01/2025........................      2,087
     5,000  Imperial Irrigation District, COP, (Water
              System Projects), (AMBAC Insured),
              5.500% due 07/01/2029........................      5,486
     1,250  Imperial,Water Facilities Revenue, COP,
              (FGIC Insured),
              5.000% due 10/15/2020........................      1,333

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                        VALUE
 (000s)                                                        (000s)
-----------------------------------------------------------    -------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

   CALIFORNIA - (CONTINUED)

$      990  Irvine, Meadows Mobile Home Park, Mortgage
              Revenue, Series A,
              5.700% due 03/01/2018.........................   $ 1,033
            Irvine, Public Facilities & Infrastructure
              Authority,Assessment Revenue, (AMBAC Insured):

              Series B:
     1,455    5.000% due 09/02/2020.........................     1,508
     3,630    5.000% due 09/02/2021.........................     3,762
     2,000    Series C,
              5.000% due 09/02/2023.........................     2,063
     1,825  La Canada, Unified School District, GO,
              (Election of 2004), Series A,
              (MBIA Insured),
              5.500% due 08/01/2028.........................     2,025
            La Quinta, Financing Authority, Local Agency
              Revenue, Series A, (AMBAC Insured):
     2,000    5.000% due 09/01/2029.........................     2,107
     1,000    5.250% due 09/01/2024.........................     1,090
     1,500  La Verne, Public Financing Authority,
              Revenue Bonds, (Capital Improvement
              Projects),
              7.250% due 09/01/2026.........................     1,567
     1,000  Laguna Hills, COP, (Community Center
              Project), (MBIA Insured),
              5.000% due 12/01/2017.........................     1,078
     1,975  Lake Elsinore, Public Financing Authority,
              Local Agency Revenue, Series G,
              5.800% due 09/02/2015.........................     2,093
     2,000  Long Beach, Community Facilities
              District No. 5, Special Tax Revenue,
              (Towne Center),
              6.875% due 10/01/2025.........................     2,082
     5,000  Long Beach, Harbor Revenue, Series A,
              AMT, (MBIA Insured),
              5.000% due 05/15/2025.........................     5,239
            Long Beach, Redevelopment Agency, Tax
              Allocation Revenue, (AMBAC Insured):
     1,315    (North Long Beach Redevelopment
              Projects), Series A,
              5.000% due 08/01/2022.........................     1,388
     2,000    (Redevelopment, Housing & Gas Utility
              Financings), Series A-1,
              5.000% due 08/01/2035.........................     2,087
       320  Los Angeles, Community Redevelopment
              Agency, Housing Revenue, Series C,
              (AMBAC Insured),
              6.750% due 07/01/2014.........................       327
     2,500  Los Angeles, Community Redevelopment
              Agency, Tax Allocation Revenue, (North
              Hollywood Project), Series E, (MBIA
              Insured),
              5.400% due 07/01/2024.........................     2,721
        15  Los Angeles, Home Mortgage Revenue,
              (Mortgage-Backed Securities Project),
              (GNMA Collateral),
              8.100% due 05/01/2017.........................        15
     1,000  Los Angeles, MFHR, (Ridgecroft Apartments
              Project), Series E, AMT, (GNMA Collateral),
              6.250% due 09/20/2039.........................     1,039
     1,445  Los Angeles, Special Assessment Revenue,
              (Landscaping & Lighting District No. 96-1
              Project), (AMBAC Insured),
              5.000% due 03/01/2022.........................     1,521
     1,405  Los Gatos-Saratoga, Joint Unified High
              School District, GO, (Election of 1998),
              Series B,
              5.750% due 12/01/2021.........................     1,612
            Moreno Valley, Unified School District, COP,
              (FSA Insured):
     1,600    5.000% due 03/01/2025.........................     1,691
     1,760    5.000% due 03/01/2027.........................     1,846
     1,490  Mountain View, Shoreline Regional Park
              Community, Tax Allocation Revenue,
              Series A, (MBIA Insured),
              5.250% due 08/01/2015.........................     1,636
     2,785  Needles, Public Utilities Authority,
              Utilities Revenue, (Utilities System
              Acquisition Project), Series A,
              6.500% due 02/01/2022.........................     2,866
     1,300  Oakland, Revenue Bonds, (YMCA East Bay
              Project),
              7.100% due 06/01/2010.........................     1,344
     1,565  Oakland, Unified School District, GO,
              (Alameda County School Improvements),
              (FSA Insured),
              5.000% due 08/01/2017.........................     1,660
     1,485  Oceanside, Community Facilities District
              No. 01-1, Special Tax Revenue, (Morro Hills
              Development Project), Series A,
              5.500% due 09/01/2029.........................     1,497
     1,500  Oceanside, COP, Series A, (AMBAC Insured),
              5.250% due 04/01/2018.........................     1,635
     4,000  Orange County, COP, Series A,
              (MBIA Insured),
              5.800% due 07/01/2016.........................     4,218
            Oxnard, Harbor District, Revenue Bonds:
     1,200    Series A,AMT,
              5.750% due 08/01/2020.........................     1,254
     1,000    Series B,
              6.000% due 08/01/2024.........................     1,060
     1,090  Pacifica,Wastewater Revenue,
              (AMBAC Insured),
              5.000% due 10/01/2024.........................     1,160
     1,280  Palm Desert, Financing Authority, Tax
              Allocation Revenue, (Project Area No. 2),
              Series A, (MBIA Insured),
              5.000% due 08/01/2022.........................     1,367
     1,995  Pomona, COP, (Mission Promenade Project),
              Series AE, (AMBAC Insured),
              5.375% due 10/01/2032.........................     2,146
     5,000  Pomona, Public Financing Authority, Tax
              Allocation Revenue, (Merged
              Redevelopment Project), Series AD,
              (MBIA Insured),
              5.000% due 02/01/2021.........................     5,237

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                         VALUE
 (000s)                                                         (000s)
-----------------------------------------------------------    -------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

   CALIFORNIA - (CONTINUED)

$    1,000  Pomona, Unified School District, GO,
              (MBIA Insured),
              6.150% due 08/01/2030........................    $ 1,222
     5,000  Port of Oakland,Airport & Marina
              Revenue, Series K,AMT, (FGIC Insured),
              5.750% due 11/01/2029........................      5,402
     1,000  Poway, Redevelopment Agency, Tax Allocation
              Revenue, (Paguay Redevelopment Project),
              (AMBAC Insured),
              5.375% due 06/15/2019........................      1,111
     2,750  Redding, Electrical Systems, COP,
              (Inverse Floater), (MBIA Insured),
              9.866% due 07/01/2022+.......................      4,043
     1,000  Redondo Beach, Public Financing Authority,
              Revenue Bonds, (South Bay Center
              Redevelopment Project),
              7.125% due 07/01/2026........................      1,045
     1,160  Riverside County, COP, (Capital Improvement
              & Family Law Court Refunding Projects),
              Series A, (FGIC Insured),
              5.000% due 11/01/2025........................      1,230
     2,100  Riverside County, Public Financing Authority,
              COP,
              5.800% due 05/15/2029........................      2,178
            Rocklin, Unified School District, Capital
              Appreciation, GO, (FGIC Insured):
     1,030    Zero coupon due 08/01/2014...................        656
     1,210    Zero coupon due 08/01/2016...................        686
     1,255    Zero coupon due 08/01/2017...................        674
     1,360    Zero coupon due 08/01/2019...................        653
     1,415    Zero coupon due 08/01/2020...................        643
     1,225    Zero coupon due 08/01/2023...................        472
            Sacramento County, Airport System Revenue,
              Series A, (FSA Insured):
     2,425    5.250% due 07/01/2019........................      2,649
     1,000    5.250% due 07/01/2020........................      1,083
     2,000  Sacramento County, Sanitation District
              Financing Authority, Sewer Revenue, ETM,
              5.000% due 12/01/2016........................      2,039
            Saddleback Valley, Unified School District,
              GO, (Election of 2004), Series A,
              (FSA Insured):
     3,000    5.000% due 08/01/2027........................      3,172
     4,000    5.000% due 08/01/2029........................      4,220
            Salinas Valley, Solid Waste Authority,
              Resource Recovery Revenue, AMT,
              (AMBAC Insured):
     2,475    5.250% due 08/01/2027........................      2,602
     2,000    5.250% due 08/01/2031........................      2,091
            San Bernardino, Redevelopment Agency,
              Tax Allocation Revenue, (San Sevaine
              Redevelopment Project), Series A:
     1,000    6.900% due 09/01/2018........................      1,090
     2,000    7.100% due 09/01/2029........................      2,156
     1,885  San Buenaventura, COP, Series B, (AMBAC
              Insured),
              5.500% due 01/01/2017........................      2,106
     3,520  San Diego County, COP, (Edgemoor &
              Regional Communications System
              Refunding Project), (AMBAC Insured),
              5.000% due 02/01/2027........................      3,707
            San Diego, Redevelopment Agency,Auto
              Parking Revenue:
     1,000    (Centre City Redevelopment Project),
              Series A,
              6.400% due 09/01/2019........................      1,077
     1,085    (Southcrest Redevelopment Project),
              6.500% due 10/01/2025........................      1,179
     4,000  San Diego,Water Authority Revenue, COP,
              Series B, (Inverse Floater), (MBIA
              Insured),
              10.420% due 04/08/2021+ .....................      4,428
            San Francisco City and County, International
              Airports Commission,Airport Revenue,
              Second Series,AMT, (MBIA Insured):
     4,000    Issue 27A,
              5.250% due 05/01/2026........................      4,166
     4,070    Issue 28A,
              5.250% due 05/01/2020........................      4,308
     2,475  San Francisco City and County,
              Redevelopment Agency, Lease Revenue,
              (George R. Moscone Convention Center
              Project), (XLCA Insured),
              Zero coupon due 07/01/2013...................      1,799
            San Francisco City and County,
              Redevelopment Financing Authority, Tax
              Allocation Revenue, (San Francisco
              Redevelopment Projects), Series A,
              (FSA Insured):
     3,150    5.000% due 08/01/2017........................      3,309
     3,320    5.000% due 08/01/2018........................      3,487
     3,215  San Jose,Airport Revenue, Series A, (FSA
              Insured),
              5.375% due 03/01/2017........................      3,566
     9,310  San Jose, Financing Authority, Lease
              Revenue, (Convention Center Project),
              Series F, (MBIA Insured),
              5.000% due 09/01/2018........................     10,019
     1,000  San Jose, MFHR, (Sixth & Martha Family
              Apartments),AMT, (FNMA Collateral),
              5.875% due 03/01/2033 .......................      1,045
     3,780  San Juan, Unified School District, GO,
              (Election of 2002), Series A, (MBIA
              Insured),
              5.000% due 08/01/2027........................      3,996
     4,000  San Marcos, Public Facilities Authority,
              Sr. Tax Incremental Revenue, (Project
              Area No. 3-A), (AMBAC Insured),
              5.000% due 10/01/2034........................      4,179
     1,350  Santa Monica-Malibu, Unified School
              District, GO,
              5.750% due 08/01/2025........................      1,514
     4,505  Santa Rosa, Mortgage Revenue, (Channate
              Lodge), (FHA Insured),
              6.700% due 12/01/2024........................      4,555
     3,000  Semitropic Improvement District of
              Semitropic Water Storage District,
              Water Banking Revenue, Series A,
              (XLCA Insured),
              5.125% due 12/01/2035........................      3,146

                       See Notes to Financial Statements.

CALIFORNIA MUNICIPAL FUND

April 30, 2005 (unaudited)

PRINCIPAL
  AMOUNT                                                                 VALUE
  (000s)                                                                 (000s)
-----------------------------------------------------------             --------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

   CALIFORNIA - (CONTINUED)

$    1,880  Simi Valley, Community Development
              Agency, Commonwealth Mortgage Revenue,
              (Sycamore Plaza II),
              6.000% due 09/01/2012**...............................    $  1,949
            South Gate, Public Financing Authority,
              Tax Allocation Revenue, (South Gate
              Redevelopment Project No. 1):
     2,090    (AMBAC Insured),
              5.250% due 09/01/2022.................................       2,264
     1,500    (XLCA Insured),
              5.000% due 09/01/2016.................................       1,621
     1,780  Stockton-East,Water District, COP,
              (1975 & 1990 Projects), Series A,
              (FGIC Insured),
              5.250% due 04/01/2022.................................       1,929
     3,270  Temecula, Redevelopment Agency, Tax
              Allocation Revenue, (Redevelopment
              Project No.1), (MBIA Insured),
              5.250% due 08/01/2036.................................       3,468
     1,000  Torrance, Hospital Revenue, (Torrance
              Memorial Medical Center), Series A,
              6.000% due 06/01/2022.................................       1,114
     1,900  Turlock, COP, (Emanuel Medical Center
              Inc. Project), Series A,
              5.375% due 10/15/2034.................................       1,948
     1,000  Tustin, Community Facilities District
              No. 04-1, Special Tax Revenue, (Tustin
              Legacy/John Laing Homes Project),
              5.375% due 09/01/2029.................................       1,014
            University of California, College &
              University Revenue, (Multi-Purpose
              Projects), (FGIC Insured):
              Series M:
     2,260    5.125% due 09/01/2017.................................       2,445
     4,635    5.125% due 09/01/2018.................................       5,010
     2,000  Val Verde, Unified School District, COP,
              (FGIC Insured),
              5.250% due 01/01/2025.................................       2,168
     2,035  Vallejo City, Unified School District, GO,
              Series A, (MBIA Insured),
              5.900% due 02/01/2021.................................       2,472
     3,040  Ventura County, COP, (Public Financing
              Authority I), Series A, (FSA Insured),
              5.250% due 08/15/2016.................................       3,275
     2,305  Walnut, Public Financing Authority, Tax
              Allocation Revenue, (Walnut Improvement
              Project), (AMBAC Insured),
              5.375% due 09/01/2022.................................       2,512
     1,350  West Contra Costa, Unified School District,
              GO, Series A, (MBIA Insured),
              5.350% due 02/01/2017.................................       1,543
                                                                        --------
                                                                         411,052
                                                                        --------

   VIRGIN ISLANDS - 0.2%

     1,000  Virgin Islands, Public Finance Authority,
              Revenue Bonds, (Gross Receipts of Taxes
              on Loan Notes), Series A,
              6.375% due 10/01/2019.................................       1,140
                                                                        --------
            Total Municipal Bonds and Notes
              (Cost $389,028).......................................     412,192
                                                                        --------

   SHORT-TERM MUNICIPAL BONDS - 0.2%
     (Cost $700)
       700  California State Department of Water Resources,
              Power Supply Revenue, Series B,
              3.010% due 05/01/2022++...............................    $    700
                                                                        --------
TOTAL INVESTMENTS (Cost $389,728*).........................     98.7%    412,892
OTHER ASSETS (LIABILITIES) (NET)...........................      1.3       5,305
                                                               -----    --------
NET ASSETS.................................................    100.0%   $418,197
                                                               =====    ========

--------------------------
*     Aggregate cost for federal tax purposes.

**    Security deemed illiquid by the Portfolio Manager.

+ Variable rate security. The interest rate shown reflects the rate in effect at April 30, 2005.

++ Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at April 30, 2005.

California Municipal Fund had the following industry concentrations greater than 10% at April 30, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

General Purpose         39.0%
General Obligation      15.3%
Transportation          12.4%

California Municipal Fund had the following insurance concentrations greater than 10% at April 30, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

MBIA              26.1%
AMBAC             16.6%
FSA               12.0%

          GLOSSARY OF TERMS

ACA    -- ACA Financial Guaranty Corporation
AGC    -- ACE Guaranty Corporation
AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
CIFG   -- CDC IXIS Financial Guaranty North America, Inc.
COP    -- Certificate of Participation
ETM    -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FHA    -- Federal Housing Authority
FHLMC  -- Federal Home Loan Mortgage Corporation
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
IBC    -- Insured Bond Certificate
ICC    -- Insured Custody Certificates
IDR    -- Industrial Development Revenue
MBIA   -- Municipal Bond Investors Assurance
MFHR   -- Multi-family Housing Revenue
PCR    -- Pollution Control Revenue
SFMR   -- Single Family Mortgage Revenue
TCRS   -- Transferable Custodial Receipts
XLCA   -- XL Capital Assurance Inc.

                       See Notes to Financial Statements.

Portfolio of Investments

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                         VALUE
 (000s)                                                         (000s)
-----------------------------------------------------------    -------
MUNICIPAL BONDS AND NOTES - 96.6%

   CALIFORNIA - 93.6%

$    1,000  ABAG Financing Authority for Nonprofit
              Corporations, COP, (Episcopal Homes
              Foundation),
              6.250% due 08/15/2030........................    $  1,076
     1,000  Alameda County, COP, (MBIA Insured),
              (Santa Rita Jail Project),
              5.375% due 06/01/2009........................       1,048
     1,000  Alameda County, Public Financing Authority,
              Lease Revenue,
              5.000% due 09/02/2008........................       1,026
     1,025  Anaheim Public Financing Authority,
              Distribution System Revenue, (City of
              Anaheim Electric System Distribution
              Facilities), (MBIA Insured),
              3.000% due 10/01/2006........................       1,030
     2,000  Anaheim, Public Financing Authority, Lease
              Revenue, (Convention Center Project),
              Series A, (AMBAC Insured),
              5.250% due 08/01/2013........................       2,231
            Anaheim, Public Financing Authority,
              Power & Light Revenue, (Electric System
              Generation Project), Series B, (FSA Insured):
     2,000    5.000% due 10/01/2015........................       2,166
     2,000    5.250% due 10/01/2014........................       2,236
     1,130  Baldwin Park Public Financing Authority,
              Sales Tax & Tax Allocation Revenue,
              (Puente Merced Redevelopment Project),
              4.625% due 08/01/2016........................       1,155
     1,000  California Educational Facilities
              Authority, Student Loan Revenue, (California
              Loan Program), Series A, AMT, (MBIA Insured),
              5.100% due 03/01/2014........................       1,054
     1,000  California Health Facilities Financing
              Authority, Health Care Revenue, (Insured
              De Las Companas Project), Series A,
              (AMBAC Insured),
              5.875% due 07/01/2009........................       1,025
            California Housing Finance Agency,
              Mortgage Revenue, Series N, AMT,
              (AMBAC Insured):
     1,000    5.000% due 08/01/2008........................       1,040
     1,000    5.100% due 02/01/2009........................       1,045
            California State Department of Water
              Resources, Power Supply Revenue, Series A:
     1,675    (MBIA-IBC Insured),
              5.250% due 05/01/2015........................       1,846
     4,000    (XLCA Insured),
              5.375% due 05/01/2017........................       4,440
     3,000  California State Department of Water
              Resources, Water System Revenue,
              (Central Valley Project), Series Y,
              (FGIC Insured),
              5.250% due 12/01/2014........................       3,351
            California State Public Works Board, Lease
              Revenue:
     1,000    (California Community Colleges), Series A,
              (AMBAC Insured),
              5.250% due 12/01/2012........................       1,078
     2,000    (California State University), Series A,
              (AMBAC Insured),
              5.375% due 10/01/2017........................       2,111
     2,000    (Department of Corrections Program),
              5.250% due 06/01/2012........................       2,233
     1,000    (Department of Corrections-Ten
              Administrative Segregation Housing
              Units), Series A, (AMBAC Insured),
              5.250% due 03/01/2016........................       1,086
     2,750    (Department of General Services), (Capitol
              East End Complex-Blocks 171-174 & 225),
              Series A, (AMBAC Insured),
              5.250% due 12/01/2014........................       3,047
            California State, GO:
     2,000    (FGIC-TCRS Insured),
              7.000% due 10/01/2010........................       2,376
     1,000    (FSA Insured),
              5.500% due 03/01/2012........................       1,112
              (MBIA-IBC Insured):
     2,000    5.750% due 10/01/2010........................       2,258
     2,000    6.250% due 09/01/2012........................       2,361
     1,985    (XLCA Insured),
              5.500% due 03/01/2011........................       2,220
     1,600  California Statewide Communities
              Development Authority, COP, (Children's
              Hospital of Los Angeles Project), (MBIA
              Insured),
              6.000% due 06/01/2007........................       1,703
     1,845  California Statewide Communities
              Development Authority, Water Revenue,
              (Pooled Financing Program), Series C,
              (FSA Insured),
              5.250% due 10/01/2015........................       2,046
     1,240  Chino Valley, Unified School District, COP,
              Series A, (FSA Insured),
              5.250% due 09/01/2013........................       1,377
     1,095  Chula Vista, Public Financing Authority,
              Special Tax Revenue, (Assessment Districts
              Refinancing), Sr. Lien, Series A, (FSA
              Insured),
              4.500% due 09/02/2013........................       1,173
     1,660  Corona, COP, (Clearwater Cogeneration
              and Recycled Water Projects), (MBIA Insured),
              5.000% due 09/01/2016........................       1,796
            Emeryville, Public Financing Authority,
              Revenue Bonds, (Emeryville
              Redevelopment Project), Series A, (MBIA
              Insured):
     1,265    5.250% due 09/01/2015........................       1,404
     1,400    5.250% due 09/01/2017........................       1,554
     1,000  Fresno, Unified School District, GO,
              Series B, (MBIA Insured),
              5.000% due 02/01/2018........................       1,105
       685  Golden West Schools Financing Authority,
              Revenue Bonds, Series A, (MBIA Insured),
              5.650% due 02/01/2012........................         783
     1,075  Hartnell, Community College District, GO,
              (Election of 2002), Series A, (MBIA Insured),
              5.000% due 08/01/2016........................       1,198
     1,615  Inglewood, Unified School District, GO,
              (Election of 1998), Series C, (FSA
              Insured),
              5.250% due 10/01/2017........................       1,795

                       See Notes to Financial Statements.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                         VALUE
 (000s)                                                         (000s)
-----------------------------------------------------------    -------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

   CALIFORNIA - (CONTINUED)

$    1,195  Kings Canyon, Joint Unified School District,
              GO, (FGIC Insured),
              5.375% due 08/01/2015............................$  1,327
     1,080  Long Beach, Bond Financing Authority,
              Lease Revenue, (Public Safety Facilities
              Projects), (AMBAC Insured),
              5.250% due 11/01/2013............................   1,207
     3,000  Long Beach, Harbor Department Revenue,
              Series B, (FGIC Insured),
              5.000% due 05/15/2016............................   3,286
       450  Los Angeles, Community College District,
              GO, Series A, (FSA Insured),
              3.000% due 08/01/2005............................     451
     1,300  Los Angeles, Department of Water & Power,
              Power System Revenue, Series A-2,
              (MBIA Insured),
              5.000% due 07/01/2017............................   1,413
     2,500  Los Angeles, Harbor Department Revenue,
              Series B, AMT,
              5.500% due 08/01/2008............................   2,591
     1,045  Los Angeles, Municipal Improvement
              Corporation, Lease Revenue, (City of Los
              Angeles Central Library Project), Series
              AT, (MBIA Insured),
              5.500% due 06/01/2017............................   1,169
     1,500  Los Angeles, State Building Authority, Lease
              Revenue, (State of California Department of
              General Services Lease Project), Series A,
              (MBIA-IBC Insured),
              5.625% due 05/01/2011............................   1,667
     4,000  Los Angeles, Unified School District, GO,
              (Election of 2004), Series B, (FSA Insured),
              5.000% due 07/01/2008............................   4,270
     2,105  M-S-R Public Power Agency, San Juan Project
              Revenue, Series I, (MBIA Insured),
              5.000% due 07/01/2015............................   2,267
     1,105  Madera, Unified School District, GO,
              (Election of 2002), (FGIC Insured),
              5.000% due 08/01/2017**..........................   1,216
     1,015  Nevada Irrigation District, COP, (FGIC Insured),
              5.000% due 01/01/2013............................   1,116
     1,575  Oceanside, COP, Series A, (AMBAC Insured),
              5.250% due 04/01/2016............................   1,726
            Ontario, Redevelopment Financing Authority,
              Lease Revenue:
     1,055    (Capital Projects), (AMBAC Insured),
              5.500% due 08/01/2016............................   1,183
     1,060    (Project No.1, Center City & Cimarron
              Projects), (MBIA Insured),
              5.250% due 08/01/2016............................   1,167
     1,000  Orange County, Public Financing Authority,
              Lease Revenue, (Juvenile Justice Center
              Facility Project), (AMBAC Insured),
              5.375% due 06/01/2016............................   1,115
     1,000  Orange County, Water District Revenue,
              COP, Series B, (MBIA Insured),
              5.000% due 08/15/2018............................   1,085
     795    Palm Desert, Financing Authority, Tax
              Allocation Revenue, (Project Area No. 2),
              Series A, (MBIA Insured),
              5.000% due 08/01/2012............................     877
     1,000  Port of Oakland, Airport & Marina Revenue,
              Series N, AMT, (MBIA Insured),
              5.000% due 11/01/2011............................   1,085
     1,210  Redding Joint Powers Financing Authority,
              Lease Revenue, (2004 Civic Center
              Refunding and Parks Project), Series B,
              (AMBAC Insured),
              5.000% due 03/01/2015............................   1,326
     1,590  Redlands, COP, (AMBAC Insured),
              5.000% due 09/01/2017............................   1,713
       385  Redondo Beach, Public Financing Authority,
              Revenue Bonds, (South Bay Center
              Redevelopment Project),
              6.750% due 07/01/2006............................     394
     2,090  Richmond, Joint Powers Financing Authority,
              Tax Allocation Revenue, Series A, (MBIA
              Insured),
              5.500% due 09/01/2017............................   2,314
            Riverside County, COP, (Historic Courthouse
              Refunding Project), Series B,
              (FGIC Insured):
     1,015    5.000% due 11/01/2018............................   1,105
     1,105    5.000% due 11/01/2019............................   1,197
     1,100  Riverside, Special Tax Revenue, (Community
              Facilities District No. 90-1-A), (MBIA
              Insured),
              5.500% due 09/01/2013............................   1,233
     1,000  San Bernardino County, COP, (West Valley
              Detention Center Refinancing Project),
              Series B, (MBIA Insured),
              5.000% due 11/01/2009............................   1,084
     1,840  San Diego County, COP, (Motorola), (AMBAC Insured),
              5.000% due 02/01/2011............................   2,014
            San Francisco City and County, International
              Airports Commission, Airport Revenue,
              Second Series, AMT:
     1,000    Issue 22, (AMBAC Insured),
              6.000% due 05/01/2008............................   1,080
     2,290    Issue 28A, (MBIA Insured),
              5.000% due 05/01/2012............................   2,462
     2,000    Issue 30, (XLCA Insured),
              5.250% due 05/01/2015............................   2,213
     1,000  San Francisco City and County, Public
              Utilities Commission, Water Revenue,
              Series A, (FSA Insured),
              5.000% due 11/01/2016............................   1,081
       710  San Francisco State Building Authority,
              Lease Revenue, (State of California
              San Francisco Civic Center Complex
              Project), Series A, (AMBAC Insured),
              6.000% due 12/01/2006............................     746
     1,200  San Jose, Financing Authority, Lease
              Revenue, (Convention Center Project),
              Series F, (MBIA Insured),
              5.000% due 09/01/2016............................   1,294
     1,050  Santa Ana, COP, (Santa Ana Recycling
              Project), Series A, AMT, (AMBAC
              Insured),
              5.400% due 05/01/2007............................   1,083
     2,000  Santa Clara Valley Transportation Authority,
              Sales Tax Revenue, Series A, (AMBAC Insured),
              5.500% due 04/01/2036............................   2,075

                       See Notes to Financial Statements.

CALIFORNIA INSURED INTERMEDIATE MUNICIPAL FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                  VALUE
 (000s)                                                                  (000s)
-----------------------------------------------------------             -------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

   CALIFORNIA - (CONTINUED)

            Santa Maria, Redevelopment Agency, Lease
              Revenue, (Town Center & Westside Parking
              Facilities Project), (AMBAC Insured):
$      165    5.000% due 06/01/2013.................................    $    182
     1,085    5.250% due 06/01/2015.................................       1,200
     1,160  Shasta, Joint Powers Financing Authority,
              Lease Revenue, (County Administration
              Building Project), Series A, (MBIA
              Insured),
              5.250% due 04/01/2017.................................       1,266
     1,000  South Gate, Public Financing Authority, Tax
              Allocation Revenue, (South Gate Redevelopment
              Project No. 1), (XLCA Insured),
              5.000% due 09/01/2016.................................       1,081
     1,300  South Orange County, Public Financing
              Authority, Special Tax Revenue, (Foothill
              Area-Mello Roos), Series C, (FGIC
              Insured),
              6.500% due 08/15/2010.................................       1,507
       995  Southern California Home Financing
              Authority, MFHR, (The Fountains Project),
              Series A, AMT, (FNMA Collateral),
              5.400% due 01/01/2027.................................       1,009
     1,430  Southern California Public Power Authority,
              San Juan Power Revenue, (San Juan Unit 3
              Project), Series A, (FSA Insured),
              5.000% due 01/01/2020**...............................       1,544
       935  Stanton, MFHR, (Continental Gardens LP
              Project), AMT, (FNMA Collateral),
              5.625% due 08/01/2029.................................         984
     1,305  Stockton, Community Facilities District
              No. 1, Supplemental Tax Revenue, (Mello Roos-
              Weston Ranch), Series A,
              5.500% due 09/01/2009.................................       1,373
            Sunnyvale, Solid Waste Revenue,
              (AMBAC Insured):
     1,000    5.250% due 10/01/2012.................................       1,093
     1,000    5.500% due 10/01/2014.................................       1,105
     1,000    5.500% due 10/01/2016.................................       1,094
     1,000  Tracy,Area Public Facilities Financing
              Agency, Special Tax Revenue, (Community
              Facilities District No. 87-1-H), (MBIA
              Insured),
              5.875% due 10/01/2013.................................       1,062
     1,535  Westlands,Water District, COP, Series A, (MBIA
              Insured),
              5.000% due 09/01/2018.................................       1,666
                                                                        --------
                                                                         132,383
                                                                        --------

   GUAM - 0.8%

     1,000  Guam Government, GO, Series A, (FSA
              Insured),
              5.500% due 12/01/2011.................................       1,132
                                                                        --------

     PUERTO RICO - 2.2%

     2,000  Puerto Rico Commonwealth, GO, Series E,
              (MBIA Insured),
              5.000% due 07/01/2028.................................       2,123
     1,000  Puerto Rico Public Building Authority,
              Government Facilities Revenue, Series K,
              (MBIA Insured),
              4.000% due 07/01/2026.................................       1,024
                                                                        --------
                                                                           3,147
                                                                        --------

              Total Municipal Bonds and Notes
              (Cost $132,785).......................................     136,662
                                                                        --------

SHORT-TERM MUNICIPAL BONDS - 3.2%
     1,700  California Housing Finance Agency, Housing
              Revenue, (Home Mortgages), Series U, AMT,
              (MBIA Insured),
              3.030% due 08/01/2032+................................       1,700
     2,800  Orange County, COP, (Sanitation Districts
              Nos. 1-3, 5-7 & 11), (AMBAC Insured),
              3.010% due 08/01/2016+................................       2,800
                                                                        --------
            Total Short-Term Municipal Bonds
              (Cost $4,500).........................................       4,500
                                                                        --------
TOTAL INVESTMENTS ++ (Cost $137,285*)......................     99.8%    141,162
OTHER ASSETS (LIABILITIES) (NET)...........................      0.2         219
                                                               -----    --------
NET ASSETS.................................................    100.0%   $141,381
                                                               =====    ========

--------------
*     Aggregate cost for federal tax purposes.

**    Security purchased on a when-issued basis.

+ Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at April 30, 2005.

++    All securities segregated as collateral for when-issued securities.

California Insured Intermediate Municipal Fund had the following industry concentrations greater than 10% at April 30, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

General Purpose         35.7%
General Obligation      17.2%
Power                   11.4%
Transportation          10.7%

California Insured Intermediate Municipal Fund had the following insurance concentrations greater than 10% at April 30, 2005 (as a percentage of the total net assets of the Fund) (unaudited):

MBIA              33.3%
AMBAC             25.0%
FSA               14.4%
FGIC              11.7%

          GLOSSARY OF TERMS

AMBAC  -- American Municipal Bond Assurance Corporation
AMT    -- Alternative Minimum Tax
COP    -- Certificates of Participation
FGIC   -- Federal Guaranty Insurance Corporation
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GO     -- General Obligation
IBC    -- Insured Bond Certificate
MBIA   -- Municipal Bond Investors Assurance
MFHR   -- Multi-family Housing Revenue
TCRS   -- Transferable Custodial Receipts
XLCA   -- XL Capital Assurance

                       See Notes to Financial Statements.

Portfolio of Investments

MONEY MARKET FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                         VALUE
 (000s)                                                         (000s)
-----------------------------------------------------------    -------
COMMERCIAL PAPER (DOMESTIC) - 4.8%

            Cooperative Association of Tractor
              Dealers Inc.:
$   10,200    Series A,
              2.850% due 07/19/2005+++.....................    $ 10,137
              Series B:
     6,000    2.770% due 05/31/2005+++.....................       5,987
     6,100    2.860% due 06/28/2005+++.....................       6,072
    10,000  Morgan Stanley,
              3.000% due 06/20/2005+++.....................       9,959
                                                               --------
            Total Commercial Paper (Domestic)
              (Cost $32,155)...............................      32,155
                                                               --------

COMMERCIAL PAPER (YANKEE) - 1.5%
     (Cost $9,999)

    10,000  American Honda Finance Corporation,
              2.710% due 05/03/2005+++.....................       9,999
                                                               --------

CERTIFICATES OF DEPOSIT (YANKEE) - 3.1%

            Canadian Imperial Bank of Commerce, Note:
    16,000    2.820% due 11/28/2005++......................      15,995
     5,000    3.004% due 04/28/2006++......................       4,999
                                                               --------
            Total Certificates of Deposit (Yankee)
              (Cost $20,994)...............................      20,994
                                                               --------

MEDIUM TERM NOTES - 15.1%

            American Honda Finance Corporation:
    13,000    3.040% due 03/13/2006++**....................      13,009
    10,000    3.080% due 07/11/2005++**....................      10,000
     3,400  Bank One Corporation, Note, Series C,
              3.361% due 07/25/2005++......................       3,402
     8,000  Caterpillar Financial Service Corporation,
              Note, Series F,
              3.153% due 04/07/2006++......................       8,004
            General Electric Capital Corporation,
              Series A:
    10,200    2.870% due 05/12/2005++......................      10,200
     4,850    2.950% due 02/03/2006++......................       4,859
    12,000    3.090% due 03/29/2006++......................      12,005
     5,000  JP Morgan Chase & Company, Sr. Note,
              Series C,
              3.120% due 05/20/2005++......................       5,000
            Merrill Lynch & Company, Inc., Note:
    10,000    3.280% due 07/11/2005++......................      10,004
    19,522    Series B,
              3.400% due 06/13/2005++......................      19,531
     5,000  National City Bank, Note,
              2.820% due 05/19/2005++......................       5,000
                                                               --------
            Total Medium Term Notes
              (Cost $101,014)..............................     101,014
                                                               --------

CORPORATE BONDS AND NOTES - 35.9%

     1,153  2440 LLC, Note, (LOC: Fifth Third Bank),
              3.060% due 05/01/2024+**.....................       1,153
     6,500  2880 Stevens Creek LLC, Bond, (LOC: Bank of
              the West),
              3.100% due 11/01/2033+.......................       6,500
     2,885  ASSK Properties LC, Note, (LOC: Wells
              Fargo Bank),
              3.170% due 12/01/2017+.......................       2,885
     5,950  Associates Corporation NA, Sr. Note,
              6.200% due 05/16/2005........................       5,958
     1,750  Avatar Corporation, Note,
              (LOC: Fifth Third Bank),
              3.060% due 05/01/2039+**.....................       1,750
     1,000  Banaba Properties LLC, Note,
              (LOC: Fifth Third Bank),
              3.060% due 03/01/2020+.......................       1,000
    21,850  Bank One Corporation, Note,
              7.625% due 08/01/2005........................      22,101
     1,300  Bedford Hills Golf Club, Note,
              (LOC: Fifth Third Bank),
              3.060% due 04/01/2013+.......................       1,300
     2,405  Boardwalk Enterprises, Note,
              (LOC: Fifth Third Bank),
              3.060% due 04/01/2024+**.....................       2,405
     1,450  Brookville Enterprises, Note,
              (LOC: Fifth Third Bank),
              3.060% due 10/01/2025+.......................       1,450
     3,000  Campus Research Corporation, Note,
              Series A, (LOC: Wells Fargo Bank),
              3.220% due 06/01/2013+.......................       3,000
     3,800  Chatham Capital Corporation, Note,
              (LOC: Fifth Third Bank),
              3.010% due 11/01/2028+.......................       3,800
    14,000  Citigroup Inc., Note,
              2.950% due 09/01/2005++......................      14,003
    12,315  Commercial Credit Corporation, Note,
              (LOC: Citigroup),
              6.500% due 06/01/2005........................      12,359
     2,000  Community Housing Development, Bond,
              (LOC: Wells Fargo Bank),
              3.070% due 08/01/2024+.......................       2,000
     8,475  Corporate Finance Managers, Note,
              (LOC: Wells Fargo Bank),
              3.070% due 02/02/2043+.......................       8,475
     1,150  Corvasc Real Estate, Note,
              (LOC: Fifth Third Bank),
              3.060% due 05/01/2024+.......................       1,150
     1,000  Crestmont Nursing Home, Note,
              (LOC: Fifth Third Bank),
              3.010% due 03/01/2024+**.....................       1,000
     1,500  D & I Properties LLC, Bond,
              (LOC: Wells Fargo Bank),
              3.100% due 11/01/2034+.......................       1,500
     1,600  DBSI First Mortgage 1998, Note,
              (LOC: U.S. Bank),
              3.100% due 07/01/2023+.......................       1,600
       200  Derby Fabricating LLC, Bond,
              (LOC: Fifth Third Bank),
              3.060% due 06/01/2024+.......................         200
     1,000  Elmhurst Memorial Healthcare, Note,
              (LOC: Fifth Third Bank),
              3.030% due 01/01/2034+**.....................       1,000
    27,131  Everett Clinic, P.S., Bond,
              (LOC: Bank of America),
              3.070% due 05/01/2022+.......................      27,131
       800  Exal Corporation, Note,
              (LOC: Fifth Third Bank),
              3.060% due 03/01/2009+.......................         800

                       See Notes to Financial Statements.

MONEY MARKET FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                 VALUE
 (000S)                                                                 (000s)
---------                                                             ----------
CORPORATE BONDS AND NOTES - (CONTINUED)

$     950   Family Express LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.010% due 04/01/2028+ ...................           $      950
    1,100   Fifth Third Bank, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 06/01/2018+** .................                1,100
    7,490   Foster Schweihofer Real Estate Holdings
                 Company, LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.010% due 09/20/2033+ ...................                7,490
    1,630   Gold Key Processing Limited, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 07/01/2024+ ...................                1,630
    2,000   Gulf Gate Apartments, Bond,
                 (LOC: Wells Fargo Bank),
                 3.070% due 09/01/2028+** .................                2,000
      900   Henderson Regional Authority, Bond,
                 (LOC: Fifth Third Bank),
                 3.060% due 07/01/2023+ ...................                  900
    4,600   Iowa 80 Group Inc., Note,
                 (LOC: Wells Fargo Bank),
                 3.010% due 06/01/2016+ ...................                4,600
    1,000   ISO Building LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 03/01/2023+** .................                1,000
    1,000   JUL-Mark Investments LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 10/01/2025+** .................                1,000
    2,038   KAT LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 06/01/2029+ ...................                2,038
    1,880   KL Morris Family LP, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 02/01/2020+ ...................                1,880
    1,500   LAL Holding Company, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 08/01/2019+ ...................                1,500
      955   Lauren Company LLC, Bond,
                 (LOC: Wells Fargo Bank),
                 3.070% due 07/01/2033+** .................                  955
    1,000   Lee Family Partnership, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 06/01/2034+ ...................                1,000
    2,200   Lincoln Parkway LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 06/01/2044+ ...................                2,200
    1,800   Marsh Enterprises LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.010% due 01/01/2028+ ...................                1,800
      900   Martin Road Investments, Bond,
                 (LOC: Fifth Third Bank),
                 3.060% due 10/01/2027+ ...................                  900
    2,400   Medical Properties Inc., Revenue Bonds,
                 (Dakota Clinic Ltd. Project),
                 (LOC: ABN AMRO Bank NV),
                 2.870% due 12/15/2024+ ...................                2,400
            Michigan Equity Group, Note,
                 (LOC: Fifth Third Bank):
      900        3.060% due 04/01/2034+ ...................                  900
    2,530        Series B,
                 3.060% due 04/01/2034+** .................                2,530
    3,220   Morgan Stanley Dean Witter, Note,
                 7.750% due 06/15/2005 ....................                3,238
    2,300   NO S Properties LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 08/01/2024+ ...................                2,300
    4,500   Pineview Estates LC, Note,
                 (LOC: Fifth Third Bank),
                 3.010% due 01/01/2023+ ...................                4,500
   14,028   Portland Clinic LLP, Bond,
                 (LOC: U.S. Bank),
                 2.870% due 11/20/2027+ ...................               14,028
    1,000   R.O. Davis Real Estate, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 04/01/2023+ ...................                1,000
    1,610   Realty Holding Company LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 05/01/2024+** .................                1,610
    3,750   Robert C. Fox, Jr., Note,
                 (LOC: Comerica Bank),
                 3.100% due 06/01/2033+ ...................                3,750
    4,600   Rockwood Quarry LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.010% due 12/01/2022+ ...................                4,600
    1,400   Sanders CRS Exchange LLC, Note,
                 (LOC: Wells Fargo Bank),
                 3.300% due 10/01/2023+** .................                1,400
    1,000   SJD Service Company LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 10/01/2023+ ...................                1,000
    1,000   Skeletal Properties, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 11/01/2014+ ...................                1,000
    3,000   SouthTrust Bank NA, Note,
                 2.810% due 05/02/2005++ ..................                3,000
    1,250   Spartan Medical Facility, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 12/01/2026+** .................                1,250
    3,000   Stephens & Stephens XI, Bond,
                 (LOC: Bank of the West),
                 3.100% due 11/01/2034+ ...................                3,000
    2,800   Tacoma Goodwill Industries, Bond,
                 (LOC: Bank of America),
                 3.020% due 02/01/2023+ ...................                2,800
    2,000   Titan Holdings Group LLC, Note,
                 (LOC: Fifth Third Bank),
                 3.060% due 05/01/2012+ ...................                2,000
    1,125   United Transportation Union, Bond,
                 (LOC: Fifth Third Bank),
                 3.060% due 06/01/2009+ ...................                1,125
    8,228   Wachovia Corporation, Sr. Note,
                 7.550% due 08/18/2005 ....................                8,338
    1,393   Watts Brothers Frozen Foods, Bond,
                 (LOC: U.S. Bank),
                 3.100% due 07/01/2013+ ...................                1,393
   13,000   Wells Fargo Company, Note,
                 3.030% due 03/03/2006+ ...................               13,015
    2,260   Westgate Investment Fund, Bond,
                 (LOC: Wells Fargo Bank),
                 3.070% due 02/01/2012+ ...................                2,260
                                                                      ----------
            Total Corporate Bonds and Notes
                 (Cost $239,900) ..........................              239,900
                                                                      ----------

                       See Notes to Financial Statements.

MONEY MARKET FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                 VALUE
 (000S)                                                                 (000s)
---------                                                             ----------
TAXABLE MUNICIPAL BONDS - 28.6%

$   2,000   ABAG, California, Finance Authority for
                 Nonprofit Corporations, Revenue Bonds,
                 (Public Policy Institute of California
                 Project), Series B,
                 (LOC: Bank of New York),
                 3.100% due 11/01/2031+ ...................           $    2,000
    6,940   Acworth, Georgia, Downtown Development
                 Authority, IDR, (City of Acworth Cable
                 Fiber Optic Project), (AMBAC Insured),
                 3.020% due 01/01/2017+ ...................                6,940
    1,300   California Statewide Communities
                 Development Authority, MFHR, (Pavilions
                 at Sunrise Apartments), Series M-T,
                 (FNMA Collateral),
                 2.970% due 08/15/2034+ ...................                1,300
    2,085   Collier County, Florida, MFHR, (Brittany Bay
                 Apartments Project), Series B,
                 (FNMA Collateral),
                 3.050% due 07/15/2034+ ...................                2,085
    1,225   Colorado Housing & Finance Authority,
                 Economic Development Revenue, (G.A.
                 Wright Asset Management, LLC Project),
                 (LOC: Wells Fargo Bank),
                 3.070% due 04/01/2029+ ...................                1,225
   25,000   Connecticut State Housing Finance Authority,
                 Housing Revenue, (Housing Mortgage
                 Finance Program), Subseries B-6,
                 (AMBAC Insured),
                 3.050% due 11/15/2027+ ...................               25,000
            Fairfield California Pension Obligation,
                 Revenue Bonds, Series A-2,
                 (LOC: Landesbank Hessen - Thuringen):
    5,000        3.100% due 06/01/2034+ ...................                5,000
    2,000        3.100% due 06/01/2034+ ...................                2,000
    4,250   Four Dam Pool Power Agency, Alaska,
                 Electric Revenue, Series B,
                 (LOC: Dexia Bank),
                 3.020% due 07/01/2026+ ...................                4,250
      200   Illinois Health Facilities Authority, Health
                 Care Revenue, (West Suburban Hospital
                 Medical Center Project), Series B,
                 (LOC: American National Bank),
                 2.850% due 07/01/2024+ ...................                  200
    4,000   Kansas City, Missouri, Tax Increment
                 Financing Commission, Tax Increment
                 Revenue, (909 Walnut Parking Facility
                 Project), (AMBAC Insured),
                 3.050% due 02/01/2024+ ...................                4,000
    2,900   Kern Water Bank Authority, California,
                 Water Revenue, Series B,
                 (LOC: Wells Fargo Bank),
                 3.070% due 07/01/2028+ ...................                2,900
    2,600   Kit Carson County, Colorado, Agricultural
                 Development Revenue, (Midwest
                 Farms LLC),
                 (LOC: Wells Fargo Bank),
                 3.050% due 06/01/2027+ ...................                2,600
    3,000   Long Beach, California, Revenue Bonds,
                 (Long Beach Towne Center Site
                 Refinancing Project), Series A,
                 (LOC: Allied Irish Bank PLC),
                 3.100% due 11/01/2030+ ...................                3,000
    2,450   Massachusetts State Development Finance
                 Agency, Solid Waste Disposal Revenue,
                 (The Newark Group Project), Series D,
                 (LOC: JPMorgan Chase Bank),
                 3.020% due 07/01/2016+ ...................                2,450
    2,000   Memorial Health System, Illinois, Health
                 Care Revenue, (LOC: Bank One NA),
                 3.050% due 10/01/2024+ ...................                2,000
    3,005   Michigan State Strategic Fund, Limited
                 Obligation Revenue, (Environmental
                 Research Institute of Michigan Project),
                 Series B, (LOC: Fifth Third Bank),
                 3.010% due 10/01/2025+ ...................                3,005
    1,000   Montrose County, Colorado, Economic
                 Development Revenue, (Gordon
                 Development Project), Series A,
                 (LOC: Wells Fargo Bank),
                 3.070% due 06/01/2010+ ...................                1,000
    4,110   New Hampshire State Housing Finance
                 Authority, MFHR, (Pheasant Run
                 Properties Limited Partnership Project),
                 (FNMA Collateral),
                 2.850% due 04/15/2016+ ...................                4,110
   20,000   New York City, GO, Subseries A-11,
                 (FGIC Insured),
                 3.050% due 11/01/2020+ ...................               20,000
   28,000   New York State Housing Finance Agency,
                 Housing Revenue, (900 8th Avenue
                 Housing Project), Series B,
                 (LOC: KeyBank National Association),
                 2.850% due 11/01/2035+ ...................               28,000
    4,800   New York State Housing Finance Agency,
                 Housing Revenue, (West 33rd Street
                 Project), Series B, (FNMA Collateral),
                 2.950% due 11/15/2036+ ...................                4,800
    6,685   North Carolina Capital Facilities Finance
                 Agency, College & University Revenue,
                 (Wolfpack Towers Project), Series B,
                 (LOC: Bank of America),
                 3.020% due 09/01/2018+ ...................                6,685
            Orange County, Florida, Housing Finance
                 Authority, MFHR, Series B:
    2,320        (Northbridge At Millenia - Phase II
                 Project), (LOC: SouthTrust Bank),
                 3.080% due 09/15/2036+ ...................                2,320
    1,550        (The Landings on Millenia Blvd.
                 Apartments), (FNMA Collateral),
                 2.860% due 08/15/2035+ ...................                1,550
    2,375   Plymouth, Minnesota, Health Facilities
                 Revenue, (Westhealth Project), Series B,
                 (FSA Insured),
                 3.050% due 06/01/2024+ ...................                2,375
    3,200   Richmond, California, MFHR, (Bay Cliff
                 Apartments Project), Series B,
                 (FNMA Collateral),
                 2.960% due 08/15/2037+ ...................                3,200
    5,250   Santa Rosa, California, Pension Obligation,
                 Revenue Bonds, Series A,
                 (LOC: Landesbank Hessen-Thuringen),
                 3.100% due 09/01/2024+ ...................                5,250
    2,800   Savannah College of Art & Design, Inc.,
                 Georgia, Revenue Bonds,
                 (LOC: Bank of America),
                 3.060% due 04/01/2024+ ...................                2,800

                       See Notes to Financial Statements.

MONEY MARKET FUND

April 30, 2005 (unaudited)

PRINCIPAL
 AMOUNT                                                                 VALUE
 (000S)                                                                 (000s)
---------                                                             ----------
TAXABLE MUNICIPAL BONDS - (CONTINUED)

$  10,200   South Fulton, Georgia, Municipal Regional
                 Jail Authority, Lease Revenue, (Union City
                 Justice Center Project), (MBIA Insured),
                 3.060% due 11/01/2017+ ...........................   $   10,200
    5,750   Union County Improvement Authority, New
                 Jersey, Revenue Bonds, (Cedar Glen
                 Housing Corporation - Hanover Township
                 Housing Project), Series B,
                 (FNMA Collateral),
                 2.950% due 12/15/2014+ ...........................        5,750
    7,000   Utah Telecommunication Open Infrastructure
                 Agency, Telecommunications Revenue,
                 (LOC: Bank of America Corporation),
                 3.020% due 07/01/2026+ ...........................        7,000
    3,600   Val Verde Unified School District, California,
                 COP, (Land Bank Program), Series B,
                 (LOC: Bank of America),
                 3.020% due 09/01/2010+ ...........................        3,600
            Washington State Housing Finance
                 Commission, MFHR, Series B:
    1,810        (Boardwalk Apartments Project),
                 (FNMA Collateral),
                 2.950% due 09/01/2028+ ...........................        1,810
      975        (Oxford Square Project),
                 (LOC: U.S. Bank),
                 3.100% due 12/01/2028+ ...........................          975
    2,020        (Queen Anne Project),
                 (LOC: Bank of America N.A.),
                 2.970% due 12/01/2040+ ...........................        2,020
    5,250        (Silver Creek Apartment Project),
                 2.960% due 12/20/2037+ ...........................        5,250
    2,730        (Washington Terrace Senior Apartments
                 Project), (FNMA Collateral),
                 2.960% due 09/15/2037+ ...........................        2,730
                                                                      ----------

            Total Taxable Municipal Bonds
                 (Cost $191,380) ..................................      191,380
                                                                      ----------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.7%

            Federal National Mortgage Association, Note:
    5,000        1.610% due 05/13/2005 ............................        5,000
    5,000        1.750% due 05/23/2005 ............................        5,000
    5,000        1.800% due 05/27/2005 ............................        5,000
   10,000        1.850% due 06/03/2005 ............................       10,000
                                                                      ----------

            Total U.S. Government Agency Obligations
                 (Cost $25,000) ...................................       25,000
                                                                      ----------

FUNDING AGREEMENT - 4.8%
 (Cost $32,000)
   32,000   New York Life Insurance,
                 2.780% due 08/03/2005*** .........................       32,000++
                                                                      ----------

REPURCHASE AGREEMENT - 3.0%
 (Cost $19,801)

   19,801   Agreement with Morgan Stanley,
                 2.850% dated 04/29/05, to be
                 repurchased at $19,806,000 on
                 05/02/2005 (Collateralized by
                 U.S. Treasury Note, 2.000% due
                 07/15/2014, market value
                 $20,445,000) .....................................       19,801
                                                                      ----------
TOTAL INVESTMENTS (Cost $672,243*) .......................... 100.5%     672,243

OTHER ASSETS (LIABILITIES) (NET) ............................  (0.5)      (3,216)
                                                              -----   ----------
NET ASSETS .................................................. 100.0%  $  669,027
                                                              =====   ==========

----------
*     Aggregate cost for federal tax purposes.

** Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933, as amended.

*** Security is restricted and illiquid. It was acquired on August 4, 2004, and has a value of $0.05 per Fund share at April 30, 2005.

+ Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at April 30, 2005.

++ Floating rate security whose interest rate is reset periodically based on an index.

+++   Rate represents discount rate on purchase date.

++ Represents fair value as determined in good faith under the direction of the Board of Trustees.

                                GLOSSARY OF TERMS

AMBAC  --  American Municipal Bond Assurance Corporation
COP    --  Certificate of Participation
FGIC   --  Federal Guaranty Insurance Corporation
FNMA   --  Federal National Mortgage Association
FSA    --  Financial Security Assurance
GO     --  General Obligation
IDR    --  Industrial Development Revenue
LOC    --  Letter of Credit
MBIA   --  Municipal Bond Investors Assurance
MFHR   --  Multi-family Housing Revenue

                       See Notes to Financial Statements.

Portfolio of Investments

TAX-EXEMPT MONEY MARKET FUND

April 30, 2005 (unaudited)

                              PRINCIPAL
                               AMOUNT                                        VALUE
                               (000s)                                        (000s)
---------------------------------------------------------------------      ---------
MUNICIPAL BONDS AND NOTES - 99.8%

  ARIZONA - 8.2%
$  1,200    Apache County, Industrial Development
              Authority, IDR, Tucson Electric Power
              Company, (LOC: Toronto Dominion Bank),
              2.950% due 12/01/2020+.................................      $   1,200
     315    Maricopa County, Mesa Unified School
              District No. 4, UTGO, (FSA Insured),
              2.000% due 07/01/2005..................................            315
     325    Prescott, Municipal Property Corporation,
              Lease Revenue, (MBIA Insured),
              2.250% due 07/01/2005..................................            325
                                                                           ---------
                                                                               1,840
                                                                           ---------

  CALIFORNIA - 8.9%
   1,000    California State, UTGO,
              Series A-3, (LOC: WestLB AG & JP
              Morgan Chase Bank),
              3.000% due 05/01/2033+.................................          1,000
   1,000    Los Angeles, Regional Airports Improvement
              Corporation, Lease Revenue, (LAX Two
              Corporation Project), (LOC: Societe
              Generale Group),
              3.000% due 12/01/2025+.................................          1,000
                                                                           ---------
                                                                               2,000
                                                                           ---------

  COLORADO - 2.9%
     645    Boulder County, Revenue Bonds, (The
              Humane Society of Boulder Valley, Inc.
              Project), (LOC: Wells Fargo Bank),
              3.100% due 05/01/2020+.................................            645
                                                                           ---------

  DISTRICT OF COLUMBIA - 1.3%
     300    District of Columbia, IDR, (Resources for
              the Future Inc. Project),
              (LOC: Wachovia Bank),
              3.050% due 08/01/2029+,++..............................            300
                                                                           ---------

  FLORIDA - 6.4%
     400    Orange County, Health Facilities Authority,
              Health Care Revenue, (Presbyterian
              Retirement Community Project),
              (LOC: Bank of America),
              3.050% due 11/01/2028+.................................            400

     700    Orange County, IDR, (Central Florida YMCA
              Project), Series A, (LOC: Bank of America),
              3.050% due 05/01/2027+.................................            700

     330    St. Lucie County, Solid Waste System
              Disposal Revenue, (AMBAC Insured),
              2.000% due 09/01/2005..................................            330
                                                                           ---------
                                                                               1,430
                                                                           ---------

  GEORGIA - 3.4%
     750    Dahlonega, Downtown Development
              Authority, Student Housing Revenue,
              (North Georgia Student Housing LLC
              Project), Series A, (LOC: Wachovia Bank),
              2.990% due 06/01/2028+.................................            750
                                                                           ---------

  HAWAII - 0.9%
     200    Hawaii County, UTGO, Series C,
              (MBIA Insured),
              2.000% due 07/15/2005..................................            200
                                                                           ---------

  ILLINOIS - 9.1%
     350    IIlinois Health Facilities Authority, Health
              Care Revenue, (Blessing Hospital Project),
              Series B, (FSA Insured),
              3.040% due 11/15/2029+.................................            350

   1,000    Illinois International Port District Facilities,
              Revenue Bonds, (LOC: ABN AMRO Bank NV),
              3.010% due 01/01/2023+.................................          1,000

     400    Warren County, Health Care Revenue,
              (Community Medical Center of Western
              Illinois, Inc. Project), (LOC: Wells Fargo Bank),
              3.100% due 12/01/2013+.................................            400

     300    Will County, Community United School
              District No. 365, UTGO, Series B,
              (FSA Insured),
              Zero coupon due 11/01/2005.............................            296
                                                                           ---------
                                                                               2,046
                                                                           ---------

  INDIANA - 0.7%
     160    Terre Haute Sanitary District, Tax & Special
              Revenue, (FGIC Insured),
              2.500% due 07/01/2005..................................            160
                                                                           ---------

  IOWA - 5.5%
     850    Iowa Finance Authority, Revenue Bonds,
              Private School Facility, (Regis Schools
              Project), (LOC: Allied Irish Bank PLC),
              3.050% due 06/01/2019+.................................            850
     385    Linn County, Revenue Bonds, (Goodwill
              Industries of Southeast Iowa Project),
              (LOC: Wells Fargo Bank),
              3.100% due 12/01/2021+.................................            385
                                                                           ---------
                                                                               1,235
                                                                           ---------

  KANSAS - 5.4%
   1,200    Shawnee, IDR, (Shawnee Village Association LP),
              (LOC: JPMorgan Chase Bank),
              3.000% due 12/01/2009+.................................          1,200
                                                                           ---------

  KENTUCKY - 4.7%
     415    Kenton County, Industrial Building Revenue,
              (Baptist Convalescent Center Project),
              (LOC: Fifth Third Bank),
              3.150% due 07/01/2018+,++..............................            415
     500    Lexington-Fayette Urban County Government,
              Educational Facilities Revenue, (Lexington
              School Project), (LOC: Fifth Third Bank),
              3.010% due 05/01/2025+.................................            500
     140    Louisville & Jefferson County, Metropolitan
              Sewer District, Sewer & Drainage System
              Revenue, Series A, (FGIC Insured),
              9.000% due 05/15/2005..................................            140
                                                                           ---------
                                                                               1,055
                                                                           ---------

                       See Notes to Financial Statements.

TAX-EXEMPT MONEY MARKET FUND

April 30, 2005 (unaudited)

                               PRINCIPAL
                                 AMOUNT                                                     VALUE
                                 (000s)                                                     (000s)
------------------------------------------------------------------------                  ---------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

  NEW JERSEY - 0.8%
$    180    New Jersey State Turnpike Authority,
              Turnpike Revenue, Series A, (Unrefunded
              Balance), (MBIA Insured),
              5.500% due 01/01/2006.....................................                  $     184
                                                                                          ---------

  NORTH CAROLINA - 1.7%
     380    North Carolina Capital Facilities Finance
              Agency, Capital Facilities Revenue,
              (The O'Neal School Project),
              (LOC: Wachovia Bank),
              3.050% due 09/01/2023+....................................                        380
                                                                                          ---------

  NORTH DAKOTA - 3.5%
            Grand Forks, Hospital Facilities Revenue,
              (The United Hospital Obligated Group
              Project), (LOC: LaSalle Bank):
     400      3.000% due 12/01/2016+....................................                        400
     390      3.000% due 12/01/2025+....................................                        390
                                                                                          ---------
                                                                                                790
                                                                                          ---------

  OHIO - 5.4%
   1,200    Mercer County, Healthcare Facilities
              Revenue, (Grand Lake Cancer Center),
              Series A, (LOC: Fifth Third Bank),
              3.010% due 04/01/2023+....................................                      1,200
                                                                                          ---------

  OKLAHOMA - 1.8%
     400    Oklahoma State Industrial Authority, Health
              Care Revenue, (Tealridge Manor
              Corporation Project), (LOC: Bank of America),
              3.050% due 11/01/2018+....................................                        400
                                                                                          ---------

  OREGON - 2.1%

     460    Port of Portland, Portland International
              Airport Revenue, Series Fifteen A,
              (FGIC Insured),
              5.000% due 07/01/2005.....................................                        463
                                                                                          ---------

  TENNESSEE - 2.2%
     500    Metropolitan Government Nashville &
              Davidson County, Industrial Development
              Board, MFHR, (Chimneytop II Project),
              (LOC: Bank of America),
              2.940% due 09/01/2006+....................................                        500
                                                                                          ---------

  TEXAS - 6.5%
     500    Ames, Higher Education Facilities
              Corporation, Private Schools Revenue,
              (Saint Gabriel's Catholic School Project),
              (LOC: Allied Irish Bank PLC),
              3.050% due 12/01/2033+....................................                        500
     155    Houston, Independent School District Public
              Facility, Lease Revenue, (Cesar E. Chavez
              High School Project), Series A,
              (AMBAC Insured),
              Zero coupon due 09/15/2005................................                        154
     795    Keller, Independent School District, UTGO,
              (PSF-GTD Insured),
              2.500% due 08/15/2005.....................................                        795
                                                                                          ---------
                                                                                              1,449
                                                                                          ---------

  UTAH - 2.8%

     620    Salt Lake County, Training Facilities
              Revenue, (Community Foundation for the
              Disabled, Inc. Project), (LOC: Wells Fargo Bank),
              3.100% due 08/01/2030+....................................                        620
                                                                                          ---------

  WASHINGTON - 15.6%
   1,000    King County, Economic Enterprise
              Corporation Revenue, (Puget Sound
              Blood Center Project), (LOC: U.S. Bank),
              3.050% due 04/01/2023+....................................                      1,000
     200    King County, LTGO, Series A, (Pre-refunded
              to 01/01/2006 @ $100),
              5.000% due 01/01/2010.....................................                        203
     970    Seattle, Low Income Housing Assistance
              Authority, Health Care Revenue,
              (Bayview Manor Homes Project),
              Series B, (LOC: U.S. Bank),
              3.050% due 05/01/2019+....................................                        970
     500    Seattle, Municipal Light & Power Revenue,
              (FSA Insured),
              4.000% due 12/01/2005.....................................                        504
     275    Washington State Health Care Facilities
              Authority, Health Care Revenue, (Virginia
              Mason Medical Center), Series A,
              (MBIA Insured),
              6.000% due 08/15/2005.....................................                        278
     335    Washington State Housing Finance
              Commission, Elderly Housing Revenue,
              (Riverview Retirement Project),
              (LOC: U.S. Bank),
              3.050% due 07/01/2022+....................................                        335
     190    Washington State Public Power Supply
              System, Nuclear Project No. 3 Revenue,
              Series B, (FGIC Insured),
              Zero coupon due 07/01/2005................................                        190
                                                                                          ---------
                                                                                              3,480
                                                                                          ---------
            Total Municipal Bonds and Notes
              (Cost $22,327)............................................                     22,327
                                                                                          ---------

                       See Notes to Financial Statements.

TAX-EXEMPT MONEY MARKET FUND

April 30, 2005 (unaudited)

                                                                         VALUE
               SHARES                                                    (000s)
               ------                                                  --------
INVESTMENT COMPANY SECURITIES - 0.3%
  70,176    Dreyfus Tax-Exempt Cash
              Management Fund......................................    $      70
   1,000    Wells Fargo Tax-Free Money
              Market Fund..........................................            1
                                                                       ---------
            Total Investment Company Securities
              (Cost $71)...........................................           71
                                                                       ---------
TOTAL INVESTMENTS (Cost $22,398*)..........................   100.1%      22,398
OTHER ASSETS (LIABILITIES) (NET)...........................    (0.1)         (14)
                                                              -----    ---------
NET ASSETS.................................................   100.0%   $  22,384
                                                              =====    =========

--------
*   Aggregate cost for federal tax purposes.

+ Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at April 30, 2005.

++  Security is a private placement.

                           GLOSSARY OF TERMS
AMBAC      --  American Municipal Bond Assurance Corporation
FGIC       --  Federal Guaranty Insurance Corporation
FSA        --  Financial Security Assurance
IDR        --  Industrial Development Revenue
LOC        --  Letter of Credit
LTGO       --  Limited Tax General Obligation
MBIA       --  Municipal Bond Investors Assurance
MFHR       --  Multi-family Housing Revenue
PSF-GTD    --  Permanent School Fund Guaranteed
UTGO       --  Unlimited Tax General Obligation

                       See Notes to Financial Statements.

Portfolio of Investments

CALIFORNIA MONEY FUND

April 30, 2005 (unaudited)

                     PRINCIPAL
                       AMOUNT                                            VALUE
                       (000s)                                            (000s)
-----------------------------------------------------------            ---------
MUNICIPAL BONDS AND NOTES - 98.3%

  CALIFORNIA - 97.4%
            ABAG Financing Authority For Nonprofit
              Corporation, Revenue Bonds:
$  1,000      (Hamlin School Project), Series A,
              (LOC: BNP Paribas SA),
              3.010% due 08/01/2032+.......................            $   1,000
   1,000      (Point Loma Nazarene University Project),
              (LOC: Allied Irish Bank PLC),
              3.080% due 10/01/2033+.......................                1,000
   1,000      (Public Policy Institute of California
              Project), Series A, (LOC: California State
              Teachers Retirement System),
              3.010% due 11/01/2031+.......................                1,000
            Alameda County, IDR,AMT:
   1,000      (Bema Electronic Manufacturing, Inc.
              Project), Series A, (LOC: Comerica Bank),
              3.090% due 04/01/2034+.......................                1,000
     700      (Heat and Control Inc. Project), Series A,
              (LOC: Wells Fargo Bank),
              3.100% due 11/01/2025+.......................                  700
     905      (P.J.'s Lumber, Inc. Project),
              (LOC: Comerica Bank),
              3.090% due 12/01/2033+.......................                  905
     800    California Health Facilities Financing
              Authority, Hospital & Nursing Home
              Revenue, (Catholic Healthcare West Project),
              Series J, (LOC: Bank One NA),
              3.000% due 07/01/2033+.......................                  800
     900    California State Department of Water
              Resources, Power Supply Revenue,
              Series B-5, (LOC: Bayerische Landesbank
              & Westdeutsche Landesbank),
              3.000% due 05/01/2022+.......................                  900
     945    California State Economic Development
              Financing Authority, IDR, (Wesflex Pipe
              Manufacturing Project), AMT,
              (LOC: Wells Fargo Bank),
              3.080% due 04/01/2018+.......................                  945
            California State, UTGO:
     600      Series A-3, (LOC: WestLB AG &
              JP Morgan Chase Bank),
              3.000% due 05/01/2033+.......................                  600
   1,200      Series C-1, (LOC: Bank of America),
              3.000% due 05/01/2033+.......................                1,200
     500    California Statewide Communities
              Development Authority, Limited
              Obligation Revenue, (The Painted Turtle
              Gang Camp Foundation), (LOC: Allied
              Irish Bank PLC),
              3.010% due 04/01/2033+.......................                  500
     125    Compton, Unified School District, UTGO,
              (Election of 2002), Series B, (MBIA Insured),
              4.000% due 06/01/2005........................                  126
     900    Contra Costa County Housing Authority,
              MFHR, (Lakeshore Project), Series C,
              (FHLMC Collateral),
              2.930% due 11/15/2017+.......................                  900
     600    Hesperia, Public Financing Authority,
              Revenue Bonds, (1993 Street
              Improvement Project), (LOC: Bank of America),
              3.000% due 10/01/2023+.......................                  600
   1,000    Hesperia, Unified School District, COP,
              (Interim School Facility Funding Project),
              (FSA Insured),
              3.010% due 02/01/2028+.......................                1,000
     300    Irvine Ranch, Water District, UTGO,
              (Improvement District No. 105, 140,
              240 & 250), (LOC: State Street Bank & Trust),
              3.000% due 01/01/2021+.......................                  300
            Los Angeles, Community
              Redevelopment Agency, MFHR:
     700      (Promenade Towers Project),
              (FHLMC Collateral),
              3.000% due 04/01/2030+.......................                  700
     500      (Views at 270 Project), Series A, AMT,
              (LOC: Citibank NA),
              3.060% due 09/01/2019+.......................                  500
     900    Los Angeles, Wastewater System Revenue,
              (Multimodal Project), Series C,
              (FGIC Insured),
              2.150% due 12/01/2031+.......................                  900
     150    Mountain View Los Altos, Unified High
              School District, UTGO, Series B,
              (FSA Insured),
              2.000% due 05/01/2005........................                  150
   1,000    Novato, MFHR, (Nova-Ro III Senior
              Housing Project), (LOC: BNP Paribas SA),
              3.010% due 10/01/2032+.......................                1,000
     800    Pasadena, COP, (Rose Bowl Improvements
              Project), (LOC: California State Teachers
              Retirement System),
              3.000% due 12/01/2016+.......................                  800
     230    Rancho Cucamonga, Redevelopment
              Agency, Tax Allocation Revenue,
              (Rancho Redevelopment Project),
              (AMBAC Insured),
              2.000% due 09/01/2005........................                  230
   1,000    San Francisco City & County
              Redevelopment Agency, Economic
              Development Revenue, (Community
              Facilities District No. 4),
              (LOC: Bank of America),
              3.010% due 08/01/2031+.......................                1,000
   1,000    Santa Rosa, Wastewater Revenue Bond,
              Series A, (LOC: Landesbank
              Baden-Wuerttemberg),
              3.010% due 09/01/2033+.......................                1,000
     570    Vallejo, Public Financing Authority,
              Revenue Bonds, (Glen Cove Project),
              Series A, (AMBAC Insured),
              1.500% due 09/02/2005........................                  570
                                                                       ---------
                                                                          20,326
                                                                       ---------

                       See Notes to Financial Statements.

CALIFORNIA MONEY FUND

April 30, 2005 (unaudited)

                     PRINCIPAL
                       AMOUNT                                            VALUE
                       (000s)                                            (000s)
-----------------------------------------------------------            ---------
MUNICIPAL BONDS AND NOTES - (CONTINUED)

  PUERTO RICO - 0.9%
$    180    Puerto Rico Commonwealth, Electric
              Power Authority, Electric Power Revenue,
              Series W, (MBIA Insured),
              6.500% due 07/01/2005................................    $     181
                                                                       ---------
            Total Municipal Bonds and Notes
              (Cost $20,507).......................................       20,507
                                                                       ---------

  SHARES
INVESTMENT COMPANY SECURITIES - 1.4%
 257,189    Dreyfus Basic California Municipal
              Money Market Fund....................................          257
  45,000    Wells Fargo California Tax-Free Money
              Market Fund..........................................           45
                                                                       ---------
            Total Investment Company Securities
              (Cost $302)..........................................          302
                                                                       ---------
TOTAL INVESTMENTS (Cost $20,809*)..........................    99.7%      20,809
OTHER ASSETS (LIABILITIES) (NET)...........................     0.3           59
                                                              -----    ---------
NET ASSETS.................................................   100.0%   $  20,868
                                                              =====    =========

--------
*   Aggregate cost for federal tax purposes.

+ Variable rate securities payable upon demand with not more than five business days notice, and secured by bank letters of credit or guarantees by certain corporations. The interest rate shown reflects the rate in effect at April 30, 2005.

                              GLOSSARY OF TERMS
AMBAC        -- American Municipal Bond Assurance Corporation
AMT          -- Alternative Minimum Tax
COP          -- Certificate of Participation
FGIC         -- Federal Guaranty Insurance Corporation
FHLMC        -- Federal Home Loan Mortgage Corporation
FSA          -- Financial Security Assurance
IDR          -- Industrial Development Revenue
LOC          -- Letter of Credit
MBIA         -- Municipal Bond Investors Assurance
MFHR         -- Multi-family Housing Revenue
UTGO         -- Unlimited Tax General Obligation

                       See Notes to Financial Statements.

Statements of Assets and Liabilities

WM GROUP OF FUNDS

April 30, 2005 (unaudited)

(In thousands)

                                                             EQUITY       GROWTH &  WEST COAST  MID CAP                SMALL CAP
                                                 REIT        INCOME       INCOME     EQUITY      STOCK      GROWTH      VALUE
                                                 FUND         FUND         FUND       FUND        FUND       FUND        FUND
                                               ---------   -----------  ----------  ----------  --------  -----------  ---------
ASSETS:
Investments, at value:
  Securities.................................  $ 381,275   $ 1,975,403  $2,400,018  $1,370,632  $794,750  $ 1,637,566  $ 321,531
  Investments held as collateral
    for securities loaned....................     12,539        81,609     115,720     117,560    59,373       69,998     51,712
                                               ---------   -----------  ----------  ----------  --------  -----------  ---------
  Total Investments (a)......................    393,814     2,057,012   2,515,738   1,488,192   854,123    1,707,564    373,243
Cash.........................................         --           456          --          --        --           --         --
Unrealized appreciation of forward
  foreign currency contracts.................         --            --          --          --        --            4         --
Dividends and/or interest
  receivable.................................        551         4,249       3,555         532       599          939        597
Receivable for Fund shares sold..............        279         8,087       3,457       3,097       659          393        182
Receivable for investment securities
  sold.......................................         --            --          --       2,210        --       12,661         --
Prepaid expenses.............................          8            41          52          32        18           39          7
                                               ---------   -----------  ----------  ----------  --------  -----------  ---------
    Total Assets.............................    394,652     2,069,845   2,522,802   1,494,063   855,399    1,721,600    374,029
                                               ---------   -----------  ----------  ----------  --------  -----------  ---------
LIABILITIES:
Payable upon return of securities loaned.....     12,539        81,609     115,720     117,560    59,373       69,998     51,712
Unrealized depreciation of forward
  foreign currency contracts.................         --            --          --          --        --           14         --
Payable for Fund shares redeemed                      94         1,285         689         942       152          590         19
Payable for investment securities
  purchased..................................      2,008         2,643       4,662       4,414     3,267       18,714      5,334
Investment advisory fee payable..............        239           822       1,003         583       493        1,031        225
Shareholder servicing and distribution
  fees payable...............................         12           323         196         270        33          111          4
Transfer agent fees payable..................          2            49          76          78        10           90          1
Due to custodian.............................         --*           --           4           4         1           67         --*
Accrued printing and postage
  expenses...................................          4           148         246         234        34          317         13
Accrued legal and audit fees.................         22            44          53          39        30           44         23
Accrued expenses and other
  payables...................................          1            40          68          30        17           38          8
                                               ---------   -----------  ----------  ----------  --------  -----------  ---------
    Total Liabilities........................     14,921        86,963     122,717     124,154    63,410       91,014     57,339
                                               ---------   -----------  ----------  ----------  --------  -----------  ---------
NET ASSETS...................................  $ 379,731   $ 1,982,882  $2,400,085  $1,369,909  $791,989  $ 1,630,586  $ 316,690
                                               =========   ===========  ==========  ==========  ========  ===========  =========
(a) Investments, at cost.....................  $ 296,920   $ 1,734,984  $2,115,910  $1,192,713  $730,828  $ 1,642,817  $ 345,531
                                               =========   ===========  ==========  ==========  ========  ===========  =========

------------
* Amount represents less than $500.

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

April 30, 2005 (unaudited)

(In thousands)

                                                                                          U.S.
                                                SMALL CAP   INTERNATIONAL  SHORT TERM  GOVERNMENT                HIGH
                                                 GROWTH        GROWTH       INCOME     SECURITIES    INCOME      YIELD
                                                  FUND          FUND         FUND         FUND        FUND       FUND
                                                ----------  -------------  ----------  ----------  ----------  ----------
ASSETS:
Investments, at value:
   Securities.................................  $  281,044  $     695,169  $  272,091  $1,760,090  $1,177,254  $  756,559
   Investments held as collateral
     for securities loaned....................      26,297         95,791          --          --          --          --
                                                ----------  -------------  ----------  ----------  ----------  ----------
   Total Investments (a)......................     307,341        790,960     272,091   1,760,090   1,177,254     756,559
Cash..........................................          --              9          --          --         454          --
Unrealized appreciation of forward
   foreign currency contracts.................          --            645          --          --          --          --
Dividends and/or interest
   receivable.................................          30          3,073       3,097       8,865      14,037      11,263
Receivable for Fund shares sold...............         601          1,056         347       2,388       1,110         714
Receivable for investment
   securities sold............................       2,962            512           1           7          --         647
Variation margin..............................          --             --          25          --          --          --
Prepaid expenses..............................           9             15           6          37          27          18
                                                ----------  -------------  ----------  ----------  ----------  ----------
   Total Assets...............................     310,943        796,270     275,567   1,771,387   1,192,882     769,201
                                                ----------  -------------  ----------  ----------  ----------  ----------
LIABILITIES:
Payable upon return of securities loaned......      26,297         95,791          --          --          --          --
Unrealized depreciation of forward
   foreign currency contracts.................          --            270          --          --          --          --
Payable for Fund shares redeemed............           241            114       4,763         767         703         717
Payable for when-issued securities purchased..          --             --          --      29,063          --          --
Payable for investment securities purchased...       4,165          4,611          --          --          --          --
Investment advisory fee payable...............         202          1,070         109         702         487         342
Shareholder servicing and distribution
   fees payable...............................          25             14          47         146         155         112
Transfer agent fees payable...................          26              7          --          29          27           8
Dividends payable.............................          --             --          68         204         443         584
Due to custodian..............................           3             --           1           2          --         143
Accrued printing and postage expenses.........          94             31          41         120         110          48
Accrued legal and audit fees..................          24             28          22          42          36          31
Accrued expenses and other payables...........           7             16           7          50          25          11
                                                ----------  -------------  ----------  ----------  ----------  ----------
   Total Liabilities..........................      31,084        101,952       5,058      31,125       1,986       1,996
                                                ----------  -------------  ----------  ----------  ----------  ----------
NET ASSETS....................................  $  279,859  $     694,318  $  270,509  $1,740,262  $1,190,896  $  767,205
                                                ==========  =============  ==========  ==========  ==========  ==========
(a) Investments, at cost......................  $  321,938  $     702,469  $  272,193  $1,760,326  $1,155,540  $  729,838
                                                ==========  =============  ==========  ==========  ==========  ==========

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

April 30, 2005 (unaudited)

(In thousands)

                                                                             CALIFORNIA
                                                                              INSURED               TAX-EXEMPT
                                                    TAX-EXEMPT  CALIFORNIA  INTERMEDIATE   MONEY      MONEY      CALIFORNIA
                                                       BOND     MUNICIPAL    MUNICIPAL     MARKET     MARKET        MONEY
                                                       FUND       FUND          FUND        FUND       FUND          FUND
                                                    ----------  ----------  ------------  --------  ----------   ----------
ASSETS:
Investments, at value (a).......................    $  214,854  $  412,892  $    141,162  $672,243  $   22,398   $   20,809
Cash............................................           120          46             7        23          --           --
Dividends and/or interest receivable............         3,205       5,161         1,746     3,187          82           61
Receivable for Fund shares sold.................            56         593            24       543          --*          34
Receivable for investment securities sold.......         1,785       1,293         1,607        --          --           --
Variation margin................................            64          --            --        --          --           --
Prepaid expenses................................             5          10             3        16           1           --*
                                                    ----------  ----------  ------------  --------  ----------   ----------
   Total Assets.................................       220,089     419,995       144,549   676,012      22,481       20,904
                                                    ----------  ----------  ------------  --------  ----------   ----------
LIABILITIES:
Payable for Fund shares redeemed................            85         861           181     6,464          68            5
Payable for when-issued securities purchased....            --          --         2,733        --          --           --
Payable for investment securities purchased.....         1,770          --            --        --          --           --
Investment advisory fee payable.................            89         171            58       248           6            5
Shareholder servicing and distribution
   fees payable.................................            66         199            75        38          --           --
Transfer agent fees payable.....................             8          11             3        26           1            1
Dividends payable...............................           263         481            95        24           1           --*
Due to custodian................................            --          --            --        --          --*            1
Accrued printing and postage expenses...........            59          45             2       143           4            6
Accrued legal and audit fees....................            21          24            20        28          17           17
Accrued expenses and other payables.............             3           6             1        14          --*           1
                                                    ----------  ----------  ------------  --------  ----------   ----------
   Total Liabilities............................         2,364       1,798         3,168     6,985          97           36
                                                    ----------  ----------  ------------  --------  ----------   ----------
NET ASSETS......................................    $  217,725  $  418,197  $    141,381  $669,027  $   22,384   $   20,868
                                                    ==========  ==========  ============  ========  ==========   ==========
(a) Investments, at cost........................    $  198,005  $  389,728  $    137,285  $672,243  $   22,398   $   20,809
                                                    ==========  ==========  ============  ========  ==========   ==========

-----------
* Amount represents less than $500.

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

April 30, 2005 (unaudited)

(In thousands)

                                                    EQUITY       GROWTH &    WEST COAST   MID CAP                 SMALL CAP
                                          REIT      INCOME        INCOME      EQUITY       STOCK       GROWTH       VALUE
                                          FUND       FUND          FUND        FUND         FUND        FUND         FUND
                                       ---------  -----------  -----------  -----------  ----------  -----------  ---------
NET ASSETS CONSIST OF:
Undistributed net investment
 income .............................. $   2,195  $     3,629  $     9,525  $     1,498  $    6,536  $     1,264  $     173
Accumulated net realized gain/(loss)
 on investment transactions...........     3,008       17,815      (74,235)      20,180      30,449     (334,710)    15,663
Net unrealized appreciation
 of investments.......................    96,894      322,028      399,828      295,479     123,295       64,737     27,710
Paid-in capital.......................   277,634    1,639,410    2,064,967    1,052,752     631,709    1,899,295    273,144
                                       ---------  -----------  -----------  -----------  ----------  -----------  ---------
  Total Net Assets.................... $ 379,731  $ 1,982,882  $ 2,400,085  $ 1,369,909  $  791,989  $ 1,630,586  $ 316,690
                                       =========  ===========  ===========  ===========  ==========  ===========  =========

NET ASSETS:
Class A Shares........................ $  14,020  $   620,152  $   584,451  $   649,524  $   69,976  $   121,984  $   8,183
                                       =========  ===========  ===========  ===========  ==========  ===========  =========
Class B Shares........................ $   7,746  $   182,596  $    88,654  $   150,133  $   20,957  $   100,162  $   1,974
                                       =========  ===========  ===========  ===========  ==========  ===========  =========
Class C Shares........................ $   4,577  $    66,134  $     1,663  $    11,255  $    2,198  $     2,498  $     737
                                       =========  ===========  ===========  ===========  ==========  ===========  =========
Class I Shares........................ $ 353,388  $ 1,114,000  $ 1,725,317  $   558,997  $  698,858  $ 1,405,942  $ 305,796
                                       =========  ===========  ===========  ===========  ==========  ===========  =========

SHARES OUTSTANDING:
Class A Shares........................       875       32,614       24,247       18,533       4,014        8,324        701
                                       =========  ===========  ===========  ===========  ==========  ===========  =========
Class B Shares........................       485        9,669        3,812        4,772       1,262        7,597        170
                                       =========  ===========  ===========  ===========  ==========  ===========  =========
Class C Shares........................       286        3,524           72          357         132          188         63
                                       =========  ===========  ===========  ===========  ==========  ===========  =========
Class I Shares........................    22,012       58,592       71,365       15,817      39,671       92,350     26,099
                                       =========  ===========  ===========  ===========  ==========  ===========  =========

CLASS A SHARES:**
Net asset value per share of
 beneficial interest
 outstanding *........................ $   16.02  $     19.01  $     24.10  $     35.05  $    17.43  $     14.65  $   11.68
                                       =========  ===========  ===========  ===========  ==========  ===========  =========
Maximum sales charge..................      5.50%        5.50%        5.50%        5.50%       5.50%        5.50%      5.50%
                                       =========  ===========  ===========  ===========  ==========  ===========  =========
Maximum offering price per
 share of beneficial interest
 outstanding.......................... $   16.95  $     20.12  $     25.50  $     37.09  $    18.44  $     15.50  $   12.36
                                       =========  ===========  ===========  ===========  ==========  ===========  =========

CLASS B SHARES:**
Net asset value and offering price
 per share of beneficial interest
 outstanding *........................ $   15.97  $     18.89  $     23.26  $     31.46  $    16.60  $     13.18  $   11.60
                                       =========  ===========  ===========  ===========  ==========  ===========  =========

CLASS C SHARES:**
Net asset value and offering price
 per share of beneficial interest
 outstanding *........................ $   15.97  $     18.77  $     22.94  $     31.54  $    16.64  $     13.29  $   11.62
                                       =========  ===========  ===========  ===========  ==========  ===========  =========

CLASS I SHARES:**
Net asset value, offering and
 redemption price per share of
 beneficial interest outstanding...... $   16.05  $     19.01  $     24.18  $     35.34  $    17.62  $     15.22  $   11.72
                                       =========  ===========  ===========  ===========  ==========  ===========  =========

----------
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

** Net asset value and maximum offering price are not shown in thousands.

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

April 30, 2005 (unaudited)

(In thousands)

                                                                                        U.S.
                                               SMALL CAP  INTERNATIONAL SHORT TERM   GOVERNMENT                 HIGH
                                                GROWTH       GROWTH       INCOME     SECURITIES    INCOME       YIELD
                                                 FUND         FUND         FUND         FUND        FUND        FUND
                                               ---------- ------------- ----------  -----------  -----------  ---------
NET ASSETS CONSIST OF:
Undistributed net investment income/
 (accumulated net investment loss)............ $  (1,180) $      1,207  $      (36) $    (3,129) $    (1,408) $    (404)
Accumulated net realized loss
 on investment transactions...................   (65,223)      (26,425)     (4,305)     (17,463)     (10,701)   (32,862)
Net unrealized appreciation/(depreciation)
 of investments ..............................   (14,597)       88,864        (184)        (236)      21,714     26,721
Paid-in capital...............................   360,859       630,672     275,034    1,761,090    1,181,291    773,750
                                               ---------  ------------  ----------  -----------  -----------  ---------
  Total Net Assets............................ $ 279,859  $    694,318  $  270,509  $ 1,740,262  $ 1,190,896  $ 767,205
                                               =========  ============  ==========  ===========  ===========  =========

NET ASSETS:
Class A Shares................................ $  76,809  $     45,851  $   42,910  $   132,235  $   146,261  $  99,454
                                               =========  ============  ==========  ===========  ===========  =========
Class B Shares................................ $   9,286  $      4,391  $   26,800  $   137,994  $   139,653  $  75,072
                                               =========  ============  ==========  ===========  ===========  =========
Class C Shares................................ $     669  $        841  $   16,767  $     6,245  $    10,986  $  35,169
                                               =========  ============  ==========  ===========  ===========  =========
Class I Shares................................ $ 193,095  $    643,235  $  184,032  $ 1,463,788  $   893,996  $ 557,510
                                               =========  ============  ==========  ===========  ===========  =========

SHARES OUTSTANDING:
Class A Shares................................     6,519         4,764      18,347       12,295       15,788     12,377
                                               =========  ============  ==========  ===========  ===========  =========
Class B Shares................................       899           476      11,458       12,839       15,028      9,299
                                               =========  ============  ==========  ===========  ===========  =========
Class C Shares................................        64            92       7,165          582        1,182      4,358
                                               =========  ============  ==========  ===========  ===========  =========
Class I Shares................................    15,869        66,558      78,674      136,069       96,307     69,489
                                               =========  ============  ==========  ===========  ===========  =========

CLASS A SHARES:**
Net asset value per share of beneficial
 interest outstanding *....................... $   11.78  $       9.62  $     2.34  $     10.76  $      9.26  $    8.04
                                               =========  ============  ==========  ===========  ===========  =========
Maximum sales charge..........................      5.50%         5.50%       3.50%        4.50%        4.50%      4.50%
                                               =========  ============  ==========  ===========  ===========  =========
Maximum offering price per share of
 beneficial interest outstanding.............. $   12.47  $      10.18  $     2.42  $     11.27  $      9.70  $    8.42
                                               =========  ============  ==========  ===========  ===========  =========

CLASS B SHARES:**
Net asset value and offering price per share
 of beneficial interest outstanding *......... $   10.32  $       9.23  $     2.34  $     10.75  $      9.29  $    8.07
                                               =========  ============  ==========  ===========  ===========  =========

CLASS C SHARES:**
Net asset value and offering price per share
 of beneficial interest outstanding *......... $   10.46  $       9.12  $     2.34  $     10.73  $      9.29  $    8.07
                                               =========  ============  ==========  ===========  ===========  =========

CLASS I SHARES:**
Net asset value,offering and redemption
 price per share of beneficial interest
 outstanding.................................. $   12.17  $       9.66  $     2.34  $     10.76  $      9.28  $    8.02
                                               =========  ============  ==========  ===========  ===========  =========

----------

* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge. and/or applicable redemption fees for the International Growth Fund.

** Net asset value and maximum offering price are not shown in thousands.

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

April 30, 2005 (unaudited)

(In thousands)

                                                         CALIFORNIA
                                                           INSURED                 TAX-EXEMPT
                               TAX-EXEMPT   CALIFORNIA   INTERMEDIATE    MONEY       MONEY      CALIFORNIA
                                   BOND      MUNICIPAL    MUNICIPAL      MARKET      MARKET       MONEY
                                   FUND        FUND         FUND          FUND        FUND         FUND
                               -----------  ----------  -------------  ---------  -----------   ----------
NET ASSETS CONSIST OF:
Undistributed net investment
 income....................... $       186  $      145  $          60  $       -  $         -   $        -
Accumulated net realized
 gain/(loss) on investment
 transactions.................       1,842       3,311             64        (45)           -*           -*
Net unrealized appreciation
 of investments...............      16,709      23,164          3,877          -            -            -
Paid-in capital...............     198,988     391,577        137,380    669,072       22,384       20,868
                               -----------  ----------  -------------  ---------  -----------   ----------
  Total Net Assets............ $   217,725  $  418,197  $     141,381  $ 669,027  $    22,384   $   20,868
                               ===========  ==========  =============  =========  ===========   ==========

NET ASSETS:
Class A Shares................ $   182,292  $  233,797  $      66,836  $ 533,175  $    22,384   $   20,868
                               ===========  ==========  =============  =========  ===========   ==========
Class B Shares................ $    32,877  $  179,700  $      66,132  $  39,396
                               ===========  ==========  =============  =========
Class C Shares................ $     2,556  $    4,700  $       8,413  $   7,023
                               ===========  ==========  =============  =========
Class I Shares................                                         $  89,433
                                                                       =========

SHARES OUTSTANDING:
Class A Shares................      23,306      20,501          6,055    533,196       22,384       20,914
                               ===========  ==========  =============  =========  ===========   ==========
Class B Shares................       4,203      15,756          5,991     39,392
                               ===========  ==========  =============  =========
Class C Shares................         327         412            762      7,023
                               ===========  ==========  =============  =========
Class I Shares................                                            89,446
                                                                       =========

CLASS A SHARES:***
Net asset value per share of
 beneficial interest
 outstanding ** .............. $      7.82  $    11.40  $       11.04  $    1.00  $      1.00   $     1.00
                               ===========  ==========  =============  =========  ===========   ==========
Maximum sales charge..........        4.50%       4.50%          4.50%
                               ===========  ==========  =============
Maximum offering price per
 share of beneficial
 interest outstanding......... $      8.19  $    11.94  $       11.56
                               ===========  ==========  =============

CLASS B SHARES:***
Net asset value and offering
 price per share of
 beneficial interest
 outstanding **............... $      7.82  $    11.40  $       11.04  $    1.00
                               ===========  ==========  =============  =========

CLASS C SHARES:***
Net asset value and offering
 price per share of
 beneficial interest
 outstanding **............... $      7.82  $    11.40  $       11.04  $    1.00
                               ===========  ==========  =============  =========

CLASS I SHARES:***
Net asset value,offering and
 redemption price per share
 of beneficial interest
 outstanding..................                                         $    1.00
                                                                       =========

----------------
  * Amount represents less than $500.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

*** Net asset value and maximum offering price are not shown in thousands.

                       See Notes to Financial Statements.

Statements of Operations

WM GROUP OF FUNDS

For the Six Months Ended April 30, 2005 (unaudited)

(In thousands)

                                                 EQUITY     GROWTH &   WEST COAST   MID CAP              SMALL CAP
                                       REIT      INCOME     INCOME       EQUITY      STOCK     GROWTH     VALUE
                                       FUND       FUND       FUND         FUND        FUND      FUND       FUND
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------
INVESTMENT INCOME:
Dividends.......................... $   8,443  $   26,339  $  27,373  $   14,241  $  10,351  $  15,370  $    2,378
Interest...........................       242       3,584      1,344         512        743        751         299
Foreign withholding taxes..........         -        (247)      (206)         (4)       (25)       (56)       (177)
Securities lending income..........       237         271         94          84        134         57         227
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------
    Total investment income........     8,922      29,947     28,605      14,833     11,203     16,122       2,727
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------

EXPENSES:
Investment advisory fee............     1,418       4,560      5,792       3,527      2,876      6,247       1,310
Custodian fees.....................         6          24         30          25         13         48           8
Legal and audit fees...............        19          39         45          33         26         38          20
Registration and filing fees.......        23          71         51          38         29         25          28
Printing and postage expenses......         5         168        220         233         39        333          15
Other..............................        25         116        153          97         53        117          21
Shareholder servicing and
 distribution fees:
  Class A Shares...................        15         668        742         823         82        158           8
  Class B Shares...................        35         816        475         754        104        544           6
  Class C Shares...................        21         247          8          52         10         11           3
Transfer agent fees:
  Class A Shares...................        13         184        252         276         26        223           4
  Class B Shares...................         8         179        178         215         36        303           2
  Class C Shares...................         3          28          3          12          2          4           1
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------
    Total expenses.................     1,591       7,100      7,949       6,085      3,296      8,051       1,426
Fees reduced by custodian credits           -*         (2)        (1)          -*        (1)       (15)         (1)
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------
    Net expenses...................     1,591       7,098      7,948       6,085      3,295      8,036       1,425
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------
NET INVESTMENT INCOME..............     7,331      22,849     20,657       8,748      7,908      8,086       1,302
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------
NET REALIZED AND UNREALIZED GAIN
 ON INVESTMENTS:
Net realized gain/(loss) on:
 Security transactions.............     3,013      23,318     24,289      21,003     33,770     52,159      14,741
 Forward foreign currency
  contracts and foreign
  currency transactions............         -           -          -           -          -       (107)        (23)
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------
 Net realized gain on
  investment transactions..........     3,013      23,318     24,289      21,003     33,770     52,052      14,718
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------
Net change in unrealized
 appreciation/depreciation of:
 Securities........................    12,045      79,510     37,439     (10,403)       146    (30,333)      9,031
 Forward foreign currency
  contracts........................         -           -          -           -          -         49           -
 Foreign currency, futures
  contracts and other assets and
  liabilities......................         -           -          -           -          -         (1)         (3)
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------
 Net change in unrealized
  appreciation/depreciation
  of investment transactions.......    12,045      79,510     37,439     (10,403)       146    (30,285)      9,028
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------
Net realized and unrealized
 gain on investments...............    15,058     102,828     61,728      10,600     33,916     21,767      23,746
                                    ---------  ----------  ---------  ----------  ---------  ---------  ----------

NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS......... $  22,389  $  125,677  $  82,385  $   19,348  $  41,824  $  29,853  $   25,048
                                    =========  ==========  =========  ==========  =========  =========  ==========

--------------
* Amount represents less than $500.

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

For the Six Months Ended April 30, 2005 (unaudited)

(In thousands)

                                                                                           U.S.
                                                 SMALL CAP  INTERNATIONAL  SHORT TERM   GOVERNMENT                  HIGH
                                                  GROWTH       GROWTH        INCOME     SECURITIES    INCOME        YIELD
                                                   FUND         FUND          FUND         FUND        FUND         FUND
                                                ----------  -------------  -----------  ----------  -----------  -----------
INVESTMENT INCOME:
Dividends...................................... $      561  $       8,065  $        --  $       --  $       162  $     1,223
Interest.......................................         60            354        5,535      38,453       33,040       27,521
Foreign withholding taxes......................         (4)          (907)          --          --           --           --
Securities lending income......................        267            243           --          --           --           --
                                                ----------  -------------  -----------  ----------  -----------  -----------
   Total investment income.....................        884          7,755        5,535      38,453       33,202       28,744
                                                ----------  -------------  -----------  ----------  -----------  -----------
EXPENSES:
Investment advisory fee........................      1,495          2,754          657       4,013        2,907        2,055
Custodian fees.................................         14            221            6          29           20           18
Legal and audit fees...........................         21             25           19          36           41           37
Registration and filing fees...................         20             26           21          42           32           32
Printing and postage expenses..................        145             29           40         111           88           47
Other..........................................         29             67           23         118           88           55
Shareholder servicing and distribution fees:
 Class A Shares................................        114             55           63         162          182          121
 Class B Shares................................         59             20          145         732          723          391
 Class C Shares................................          4              3           90          30           57          184
Transfer agent fees:
 Class A Shares................................        128             45           30          91           91           33
 Class B Shares................................         38             11           21          93           80           38
 Class C Shares................................          2              1            8           3            6           14
                                                ----------  -------------  -----------  ----------  -----------  -----------
   Total expenses..............................      2,069          3,257        1,123       5,460        4,315        3,025
Fees waived by the transfer agent..............         --             --          (59)         --           --           --
Fees reduced by custodian credits..............         (5)            --*          (1)         (1)          (3)          (3)
                                                ----------  -------------  -----------  ----------  -----------  -----------
   Net expenses................................      2,064          3,257        1,063       5,459        4,312        3,022
                                                ----------  -------------  -----------  ----------  -----------  -----------
NET INVESTMENT INCOME/(LOSS)...................     (1,180)         4,498        4,472      32,994       28,890       25,722
                                                ----------  -------------  -----------  ----------  -----------  -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS:
Net realized gain/(loss) on:
 Security transactions.........................    (45,793)        10,925          181         988        4,216        7,098
 Forward foreign currency contracts
  and foreign currency transactions............         --           (393)          --          --           --           --
 Futures contracts.............................         --             --          115          --           --           --
                                                ----------  -------------  -----------  ----------  -----------  -----------
Net realized gain/(loss) on
  investment transactions......................    (45,793)        10,532          296         988        4,216        7,098
                                                ----------  -------------  -----------  ----------  -----------  -----------
Net change in unrealized
 appreciation/depreciation of:
 Securities....................................     19,203         14,653       (4,460)    (15,566)     (26,955)     (29,575)
 Forward foreign currency contracts............         --            922           --          --           --           --
 Foreign currency, futures contracts and
   other and liabilities.......................         --            (44)          27          --           --           --
                                                ----------  -------------  -----------  ----------  -----------  -----------
 Net change in unrealized appreciation/
   depreciation of investment transactions.....     19,203         15,531       (4,433)    (15,566)     (26,955)     (29,575)
                                                ----------  -------------  -----------  ----------  -----------  -----------
Net realized and unrealized gain/(loss) on
 investments...................................    (26,590)        26,063       (4,137)    (14,578)     (22,739)     (22,477)
                                                ----------  -------------  -----------  ----------  -----------  -----------
NET INCREASE/(DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS..................... $  (27,770) $      30,561  $       335  $   18,416  $     6,151  $     3,245
                                                ==========  =============  ===========  ==========  ===========  ===========

----------
* Amount represents less than $500.

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

For the Six Months Ended April 30, 2005 (unaudited)

(In thousands)

                                                                                CALIFORNIA
                                                                                  INSURED                TAX-EXEMPT
                                                        TAX-EXEMPT  CALIFORNIA  INTERMEDIATE   MONEY       MONEY     CALIFORNIA
                                                           BOND     MUNICIPAL    MUNICIPAL     MARKET      MARKET      MONEY
                                                           FUND       FUND         FUND         FUND        FUND        FUND
                                                        ----------  ----------  ------------  ---------  ----------  ----------
INVESTMENT INCOME:
Dividends ............................................  $     --    $     --      $     --    $     --    $      4   $      3
Interest .............................................     5,536      10,669         2,805       8,054         216        188
                                                        --------    --------      --------    --------    --------   --------
     Total investment income .........................     5,536      10,669         2,805       8,054         220        191
                                                        --------    --------      --------    --------    --------   --------
EXPENSES:
Investment advisory fee ..............................       546       1,051           358       1,524          54         46
Custodian fees .......................................         4          10             3          13           1          1
Legal and audit fees .................................        19          20            17          23          15         15
Registration and filing fees .........................        16          14            14          32           9          5
Printing and postage expenses ........................        40          44             9         186           7          8
Other ................................................        14          37            15          52           4          3
Shareholder servicing and distribution fees:
 Class A Shares ......................................       227         286            83          --          --         --
 Class B Shares ......................................       170         930           340         216          --         --
 Class C Shares ......................................        14          26            43          32          --         --
Transfer agent fees:
 Class A Shares ......................................        43          44             9         151           7          9
 Class B Shares ......................................         6          30            12          36          --         --
 Class C Shares ......................................         1           1             3           5          --         --
                                                        --------    --------      --------    --------    --------   --------
     Total expenses ..................................     1,100       2,493           906       2,270          97         87
Fees waived by the investment advisor ................        --          --            --          --          (7)       (16)
Fees reduced by custodian credits ....................        (1)         (3)           (1)         (1)         --*        --*
                                                        --------    --------      --------    --------    --------   --------
     Net expenses ....................................     1,099       2,490           905       2,269          90         71
                                                        --------    --------      --------    --------    --------   --------
NET INVESTMENT INCOME ................................     4,437       8,179         1,900       5,785         130        120
                                                        --------    --------      --------    --------    --------   --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on:
 Security transactions ...............................     1,784       3,245            62          --          --         --
 Futures contracts ...................................        42          --            --          --          --         --
                                                        --------    --------      --------    --------    --------   --------
 Net realized gain on investment
  transactions .......................................     1,826       3,245            62          --          --         --
                                                        --------    --------      --------    --------    --------   --------
Net change in unrealized
  appreciation/depreciation of:
  Securities .........................................    (2,960)     (2,663)       (1,373)         --          --         --
  Foreign currency, futures contracts and other
    assets and liabilities ...........................       (86)         --            --          --          --         --
                                                        --------    --------      --------    --------    --------   --------
  Net change in unrealized appreciation/ depreciation
  of investment transactions .........................    (3,046)     (2,663)       (1,373)         --          --         --
                                                        --------    --------      --------    --------    --------   --------
Net realized and unrealized gain/(loss) on
investments .........................................     (1,220)        582        (1,311)         --          --         --
                                                        --------    --------      --------    --------    --------   --------
NET INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS ..........................................   $  3,217    $  8,761      $    589    $  5,785    $    130   $    120
                                                        ========    ========      ========    ========    ========   ========

----------
* Amount represents less than $500.

                       See Notes to Financial Statements.

Statements of Changes in Net Assets

WM GROUP OF FUNDS

For the Six Months Ended April 30, 2005 (unaudited)

(In thousands)

                                                       EQUITY       GROWTH &     WEST COAST     MID CAP                   SMALL CAP
                                           REIT        INCOME        INCOME        EQUITY        STOCK        GROWTH        VALUE
                                           FUND         FUND          FUND          FUND          FUND         FUND          FUND
                                        ----------  ------------  ------------  ------------  -----------  ------------  -----------
Net investment income ................  $   7,331   $    22,849   $    20,657   $     8,748   $    7,908   $     8,086   $    1,302
Net realized gain on
 investment transactions .............      3,013        23,318        24,289        21,003       33,770        52,052       14,718
Net change in unrealized
 appreciation/depreciation of
 investments .........................     12,045        79,510        37,439       (10,403)         146       (30,285)       9,028
                                        ---------   -----------   -----------   -----------   ----------   -----------   ----------
Net increase in net assets
 resulting from operations ...........     22,389       125,677        82,385        19,348       41,824        29,853       25,048

Distributions to shareholders from:
 Net investment income:
  Class A Shares .....................       (193)       (6,122)       (6,506)       (3,698)        (100)         (460)         (55)
  Class B Shares .....................        (83)       (1,152)          (25)           --           --          (280)          (6)
  Class C Shares .....................        (54)         (428)           (5)           (6)          --            (7)          (2)
  Class I Shares .....................     (5,875)      (13,031)      (21,264)       (5,055)      (2,896)       (6,133)      (2,805)
 Net realized gains on investments:
  Class A Shares .....................       (223)           --            --        (7,554)      (2,119)           --           --
  Class B Shares .....................       (135)           --            --        (1,922)        (732)           --           --
  Class C Shares .....................        (80)           --            --          (123)         (69)           --           --
  Class I Shares .....................     (6,776)           --            --        (6,332)     (21,861)           --           --
Net increase/(decrease) in net assets
from Fund share transactions:
  Class A Shares .....................      4,404       150,879       (15,738)       29,038        9,267        (4,773)       5,025
  Class B Shares .....................      1,524        28,571       (10,343)        9,522          674       (12,208)       1,300
  Class C Shares .....................        818        30,043            75         2,381          404           506          295
  Class I Shares .....................     28,003       142,830       296,692        46,788       70,327       104,658       15,557
                                        ---------   -----------   -----------   -----------   ----------   -----------   ----------
Net increase in net assets ...........     43,719       457,267       325,271        82,387       94,719       111,156       44,357

NET ASSETS:
Beginning of period ..................    336,012     1,525,615     2,074,814     1,287,522      697,270     1,519,430      272,333
                                        ---------   -----------   -----------   -----------   ----------   -----------   ----------
End of period ........................  $ 379,731   $ 1,982,882   $ 2,400,085   $ 1,369,909   $  791,989   $ 1,630,586   $  316,690
                                        =========   ===========   ===========   ===========   ==========   ===========   ==========
Undistributed net investment income at
end of period ........................
                                        $   2,195   $     3,629   $     9,525   $     1,498   $    6,536   $     1,264   $      173
                                        =========   ===========   ===========   ===========   ==========   ===========   ==========

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

For the Six Months Ended April 30, 2005 (unaudited)

(In thousands)

                                                                                                U.S.
                                                  SMALL CAP    INTERNATIONAL  SHORT TERM     GOVERNMENT                     HIGH
                                                   GROWTH         GROWTH        INCOME       SECURITIES     INCOME         YIELD
                                                    FUND           FUND          FUND           FUND         FUND           FUND
                                                 ------------  -------------  ------------  ------------  ------------  ------------
Net investment income/(loss) ..................  $    (1,180)   $     4,498   $     4,472   $    32,994   $    28,890   $    25,722
Net realized gain/(loss) on investment
transactions ..................................      (45,793)        10,532           296           988         4,216         7,098
Net change in unrealized appreciation/
 depreciation of investments ..................       19,203         15,531        (4,433)      (15,566)      (26,955)      (29,575)
                                                 -----------    -----------   -----------   -----------   -----------   -----------
Net increase/(decrease) in net assets
resulting from operations .....................      (27,770)        30,561           335        18,416         6,151         3,245

Distributions to shareholders from:
  Net investment income:
   Class A Shares .............................           --           (363)         (842)       (2,777)       (3,726)       (3,369)
   Class B Shares .............................           --             --          (379)       (2,600)       (3,169)       (2,447)
   Class C Shares .............................           --             (4)         (235)         (108)         (251)       (1,153)
   Class I Shares .............................           --         (7,523)       (3,130)      (30,930)      (23,637)      (20,138)
 Net realized gains on investments:
   Class A Shares .............................           --             --            --            --            --            --
   Class B Shares .............................           --             --            --            --            --            --
   Class C Shares .............................           --             --            --            --            --            --
   Class I Shares .............................           --             --            --            --            --            --
Net increase/(decrease) in net assets from Fund
share transactions:
   Class A Shares .............................       (8,566)         5,408       (10,370)       (1,174)        1,626        17,481
   Class B Shares .............................       (1,927)           608        (4,542)      (18,136)       (9,379)       (2,684)
   Class C Shares .............................         (124)           389        (1,915)           32          (354)        2,976
   Class I Shares .............................      (25,307)        82,826        17,776       218,360        77,569        48,655
   Redemption fees ............................           --              6            --            --            --            --
                                                 -----------    -----------   -----------   -----------   -----------   -----------
Net increase/(decrease) in net assets .........      (63,694)       111,908        (3,302)      181,083        44,830        42,566
NET ASSETS:
Beginning of period ...........................      343,553        582,410       273,811     1,559,179     1,146,066       724,639
                                                 -----------    -----------   -----------   -----------   -----------   -----------
End of period .................................  $   279,859    $   694,318   $   270,509   $ 1,740,262   $ 1,190,896   $   767,205
                                                 ===========    ===========   ===========   ===========   ===========   ===========
Undistributed net investment income/
 (accumulated net investment loss) at end of
period ........................................  $    (1,180)   $     1,207   $       (36)  $    (3,129)  $    (1,408)  $      (404)
                                                 ===========    ===========   ===========   ===========   ===========   ===========

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

For the Six Months Ended April 30, 2005 (unaudited)

(In thousands)

                                                                               CALIFORNIA
                                                                                 INSURED                TAX-EXEMPT
                                                      TAX-EXEMPT  CALIFORNIA  INTERMEDIATE    MONEY       MONEY     CALIFORNIA
                                                         BOND     MUNICIPAL     MUNICIPAL     MARKET      MARKET       MONEY
                                                         FUND        FUND         FUND        FUND        FUND         FUND
                                                      ----------  ----------  ------------  ---------   ---------   ---------
Net investment income ..............................  $   4,437   $   8,179    $   1,900    $   5,785   $     130   $     120
Net realized gain on investment transactions .......      1,826       3,245           62           --          --          --
Net change in unrealized appreciation/
 depreciation of investments .......................     (3,046)     (2,663)      (1,373)          --          --          --
                                                      ---------   ---------    ---------    ---------   ---------   ---------
Net increase in net assets resulting from
 operations .........................................     3,217       8,761          589        5,785         130         120

Distributions to shareholders from:
 Net investment income:
  Class A Shares ...................................     (3,819)     (4,836)      (1,020)      (4,720)       (130)       (120)
  Class B Shares ...................................       (588)     (3,243)        (783)        (142)         --          --
  Class C Shares ...................................        (51)        (89)         (98)         (22)         --          --
  Class I Shares ...................................         --          --           --         (901)         --          --
 Net realized gains on investments:
  Class A Shares ...................................     (2,042)       (601)         (29)          --          --          --
  Class B Shares ...................................       (392)       (503)         (30)          --          --          --
  Class C Shares ...................................        (39)        (14)          (3)          --          --          --
  Class I Shares ...................................         --          --           --           --          --          --
Net increase/(decrease) in net assets from Fund
 share transactions:
  Class A Shares ...................................        651       1,800        1,702        3,124      (4,738)        802
  Class B Shares ...................................     (1,974)    (15,957)      (4,715)     (13,369)         --          --
  Class C Shares ...................................     (1,023)       (565)        (269)      (1,457)         --          --
  Class I Shares ...................................         --          --           --       (2,286)         --          --
                                                      ---------   ---------    ---------    ---------   ---------   ---------
Net increase/(decrease) in net assets ..............     (6,060)    (15,247)      (4,656)     (13,988)     (4,738)        802
NET ASSETS:
Beginning of period ................................    223,785     433,444      146,037      683,015      27,122      20,066
                                                      ---------   ---------    ---------    ---------   ---------   ---------
End of period ......................................  $ 217,725   $ 418,197    $ 141,381    $ 669,027   $  22,384   $  20,868
                                                      =========   =========    =========    =========   =========   =========
Undistributed net investment income at end of
 period ............................................  $     186   $     145    $      60    $     --    $      --   $      --
                                                      =========   =========    =========    =========   =========   =========

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

For the Year Ended October 31, 2004

(In thousands)

                                                        EQUITY       GROWTH &     WEST COAST     MID CAP                   SMALL CAP
                                           REIT         INCOME        INCOME        EQUITY        STOCK         GROWTH       VALUE
                                           FUND          FUND          FUND          FUND          FUND          FUND         FUND*
                                         ----------  ------------  ------------  ------------  ------------  ------------  ---------
Net investment income/(loss) ..........  $   8,603   $    22,654   $    20,841   $     2,198   $     2,233   $      (606)  $   1,743
Net realized gain/(loss) on
 investment transactions ..............      5,453        (3,204)      (17,060)       28,703        24,345        39,917         941
Capital gain distributions received ...         32            --            --            --            --            --          --
Net change in unrealized
 appreciation/depreciation of
 investments ..........................     55,284       164,274       153,422        65,518        32,323        14,218      18,682
                                         ---------   -----------   -----------   -----------   -----------   -----------   ---------
Net increase in net assets resulting
 from operations ......................     69,372       183,724       157,203        96,419        58,901        53,529      21,366

Distributions to shareholders from:
 Net investment income:
  Class A Shares ......................       (107)       (5,891)       (5,188)           --           (35)           --          --
  Class B Shares ......................        (51)         (973)           --            --            --            --          --
  Class C Shares ......................        (35)         (188)           (6)           --            --            --          --
  Class I Shares ......................     (6,014)      (14,964)      (12,393)         (437)       (1,465)           --          --
 Net realized gains on investments:
  Class A Shares ......................        (26)           --            --            --          (101)           --          --
  Class B Shares ......................        (21)           --            --            --           (46)           --          --
  Class C Shares ......................        (12)           --            --            --            (2)           --          --
  Class I Shares ......................     (1,358)           --            --            --          (974)           --          --
Net increase/(decrease) in net assets
 from Fund share transactions:
  Class A Shares ......................      4,940       124,517        (4,444)       50,313        15,975         4,016       2,784
  Class B Shares ......................      2,357        23,611       (29,486)        9,013           738       (24,063)        585
  Class C Shares ......................      1,774        25,693           640         4,987         1,132         1,389         389
  Class I Shares ......................     75,766       282,071       414,954       128,742       196,744       575,664     247,209
                                         ---------   -----------   -----------   -----------   -----------   -----------   ---------
Net increase in net assets ............    146,585       617,600       521,280       289,037       270,867       610,535     272,333
NET ASSETS:
Beginning of year .....................    189,427       908,015     1,553,534       998,485       426,403       908,895          --
                                         ---------   -----------   -----------   -----------   -----------   -----------   ---------
End of year ...........................  $ 336,012   $ 1,525,615   $ 2,074,814   $ 1,287,522   $   697,270   $ 1,519,430   $ 272,333
                                         =========   ===========   ===========   ===========   ===========   ===========   =========
Undistributed net investment
 income at end of year ................  $   1,069   $     1,513   $    16,668   $     1,509   $     1,624   $        58   $   1,739
                                         =========   ===========   ===========   ===========   ===========   ===========   =========

----------
* The Small Cap Value Fund commenced operations on March 1, 2004.

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

For the Year Ended October 31, 2004

(In thousands)


                                                                                                U.S.
                                                   SMALL CAP   INTERNATIONAL    SHORT TERM    GOVERNMENT                   HIGH
                                                    GROWTH        GROWTH          INCOME      SECURITIES     INCOME        YIELD
                                                     FUND          FUND            FUND          FUND         FUND         FUND
                                                  -----------  -------------  ------------  ------------  ------------  ----------
Net investment income/(loss) ...................  $   (2,535)  $     5,436    $     8,562   $    52,299   $    56,095   $   48,288
Net realized gain/(loss) on investment
 transactions ..................................      49,045         4,780           (215)          171         1,713       17,497
Net change in unrealized appreciation/
 depreciation of investments ...................     (45,470)       36,011         (1,507)        7,630        14,882       16,305
                                                  ----------   -----------    -----------   -----------   -----------   ----------
Net increase in net assets
 resulting from operations .....................       1,040        46,227          6,840        60,100        72,690       82,090

Distributions to shareholders from:
 Net investment income:
  Class A Shares ...............................          --          (249)        (1,965)       (6,550)       (8,004)      (4,750)
  Class B Shares ...............................          --            --           (898)       (6,926)       (7,906)      (5,554)
  Class C Shares ...............................          --            (1)          (442)         (328)         (602)      (1,966)
  Class I Shares ...............................          --        (4,799)        (5,343)      (46,885)      (44,097)     (38,653)
 Net realized gains on investments:
  Class A Shares ...............................          --            --             --            --            --           --
  Class B Shares ...............................          --            --             --            --            --           --
  Class C Shares ...............................          --            --             --            --            --           --
  Class I Shares ...............................          --            --             --            --            --           --
 Net increase/(decrease) in net assets from
  Fund share transactions:
  Class A Shares ...............................      16,352         9,571        (17,456)      (41,621)       (7,529)      33,689
  Class B Shares ...............................      (5,355)         (757)       (12,276)      (92,848)      (44,155)      (7,690)
  Class C Shares ...............................         551           333          1,258        (7,036)       (3,811)       7,493
  Class I Shares ...............................    (105,981)      184,051         40,577       601,231       147,017       78,376
  Redemption fees ..............................          --             1             --            --            --           --
                                                  ----------   -----------    -----------   -----------   -----------   ----------
Net increase/(decrease) in net assets ..........     (93,393)      234,377         10,295       459,137       103,603      143,035
NET ASSETS:
Beginning of year ..............................     436,946       348,033        263,516     1,100,042     1,042,463      581,604
                                                  ----------   -----------    -----------   -----------   -----------   ----------
End of year ....................................  $  343,553   $   582,410    $   273,811   $ 1,559,179   $ 1,146,066   $  724,639
                                                  ==========   ===========    ===========   ===========   ===========   ==========
Undistributed net investment income at end of
 year ..........................................  $       --   $     4,599    $        78   $       292   $       485   $      981
                                                  ==========   ===========    ===========   ===========   ===========   ==========

                       See Notes to Financial Statements.

WM GROUP OF FUNDS

For the Year Ended October 31, 2004

(In thousands)


                                                                             CALIFORNIA
                                                                               INSURED                TAX-EXEMPT
                                                    TAX-EXEMPT  CALIFORNIA  INTERMEDIATE    MONEY        MONEY    CALIFORNIA
                                                       BOND     MUNICIPAL     MUNICIPAL     MARKET       MARKET     MONEY
                                                       FUND        FUND         FUND        FUND          FUND       FUND
                                                   -----------  ----------  ------------  ----------  ----------  ----------
Net investment income ...........................  $   9,819    $  18,650    $   4,209    $   5,317   $     105   $     130
Net realized gain/(loss) on investment
 transactions ...................................      2,609        1,664         (576)           1          --          --
Net change in unrealized appreciation/
 depreciation of investments ....................       (305)       5,421        1,440           --          --          --
                                                   ---------    ---------    ---------    ---------   ---------   ---------
Net increase in net assets
 resulting from operations ......................     12,123       25,735        5,073        5,318         105         130

Distributions to shareholders from:
 Net investment income:
  Class A Shares ................................     (8,313)     (10,374)      (2,155)      (4,740)       (105)       (130)
  Class B Shares ................................     (1,394)      (8,010)      (1,842)         (34)         --          --
  Class C Shares ................................       (142)        (227)        (212)          (4)         --          --
  Class I Shares ................................         --           --           --         (539)         --          --
 Net realized gains on investments:
  Class A Shares ................................     (2,309)          --         (696)          --          --          --
  Class B Shares ................................       (496)          --         (847)          --          --          --
  Class C Shares ................................        (50)          --          (94)          --          --          --
  Class I Shares ................................         --           --           --           --          --          --
 Net increase/(decrease) in net assets from Fund
   share transactions:
  Class A Shares ................................    (22,261)     (24,046)      (8,913)    (177,905)     (3,040)     (4,664)
  Class B Shares ................................     (9,517)     (62,790)     (21,746)     (26,548)         --          --
  Class C Shares ................................       (682)      (2,993)      (1,527)       3,434          --          --
  Class I Shares ................................         --           --           --       66,839          --          --
                                                   ---------    ---------    ---------    ---------   ---------   ---------
Net decrease in net assets ......................    (33,041)     (82,705)     (32,959)    (134,179)     (3,040)     (4,664)
NET ASSETS:
Beginning of year ...............................    256,826      516,149      178,996      817,194      30,162      24,730
                                                   ---------    ---------    ---------    ---------   ---------   ---------
End of year .....................................  $ 223,785    $ 433,444    $ 146,037    $ 683,015   $  27,122   $  20,066
                                                   =========    =========    =========    =========   =========   =========
Undistributed net investment income at end of
  year ..........................................  $     207    $     134    $      61    $      --   $      --   $      --
                                                   =========    =========    =========    =========   =========   =========

                       See Notes to Financial Statements.

                      This Page Left Blank Intentionally.

Statements of Changes in Net Assets -- Capital Stock Activity

WM GROUP OF FUNDS

(In thousands)

                                                                                                                 GROWTH &
                                                              REIT FUND            EQUITY INCOME FUND           INCOME FUND
                                                       -----------------------  -----------------------  -----------------------
                                                       SIX MONTHS               SIX MONTHS               SIX MONTHS
                                                          ENDED                    ENDED                    ENDED
                                                        04/30/05    YEAR ENDED   04/30/05    YEAR ENDED   04/30/05    YEAR ENDED
                                                       (UNAUDITED)   10/31/04   (UNAUDITED)   10/31/04   (UNAUDITED)   10/31/04
                                                       -----------  ----------  -----------  ----------  -----------  ----------
AMOUNT
 CLASS A:
   Sold ............................................   $     6,651  $    7,159  $   179,549  $  162,748  $    22,141  $   72,979
   Issued as reinvestment of dividends .............           366         116        5,395       5,448        6,275       5,039
   Redeemed ........................................        (2,613)     (2,335)     (34,065)    (43,679)     (44,154)    (82,462)
                                                       -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) .........................   $     4,404  $    4,940  $   150,879  $  124,517  $   (15,738) $   (4,444)
                                                       ===========  ==========  ===========  ==========  ===========  ==========

 CLASS B:
   Sold ............................................   $     2,389  $    4,003  $    40,179  $   45,625  $     3,203  $    9,828
   Issued as reinvestment of dividends .............           181          56        1,008         911           24          --
   Redeemed ........................................        (1,046)     (1,702)     (12,616)    (22,925)     (13,570)    (39,314)
                                                       -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) .........................   $     1,524  $    2,357  $    28,571  $   23,611  $   (10,343) $  (29,486)
                                                       ===========  ==========  ===========  ==========  ===========  ==========

 CLASS C:
   Sold ............................................   $     1,360  $    2,929  $    32,758  $   28,418  $       302  $    1,005
   Issued as reinvestment of dividends .............           123          43          334         154            5           6
   Redeemed ........................................          (665)     (1,198)      (3,049)     (2,879)        (232)       (371)
                                                       -----------  ----------  -----------  ----------  -----------  ----------
   Net increase ....................................   $       818  $    1,774  $    30,043  $   25,693  $        75  $      640
                                                       ===========  ==========  ===========  ==========  ===========  ==========

 CLASS I:
   Sold ............................................   $    16,502  $   70,279  $   131,274  $  267,857  $   275,928  $  409,181
   Issued as reinvestment of dividends .............        12,651       7,372       13,031      14,964       21,264      12,393
   Redeemed ........................................        (1,150)     (1,885)      (1,475)       (750)        (500)     (6,620)
                                                       -----------  ----------  -----------  ----------  -----------  ----------
   Net increase ....................................   $    28,003  $   75,766  $   142,830  $  282,071  $   296,692  $  414,954
                                                       ===========  ==========  ===========  ==========  ===========  ==========

SHARES
 CLASS A:
   Sold ............................................           419         508        9,459       9,548          906       3,128
   Issued as reinvestment of dividends .............            23           8          285         322          253         229
   Redeemed ........................................          (167)       (170)      (1,794)     (2,574)      (1,807)     (3,552)
                                                       -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) .........................           275         346        7,950       7,296         (648)       (195)
                                                       ===========  ==========  ===========  ==========  ===========  ==========

 CLASS B:
   Sold ............................................           151         284        2,130       2,704          136         440
   Issued as reinvestment of dividends .............            11           4           54          54            1          --
   Redeemed ........................................           (66)       (125)        (671)     (1,368)        (576)     (1,757)
                                                       -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) .........................            96         163        1,513       1,390         (439)     (1,317)
                                                       ===========  ==========  ===========  ==========  ===========  ==========

 CLASS C:
   Sold ............................................            85         213        1,747       1,695           13          46
   Issued as reinvestment of dividends .............             7           3           18           9           --*         --*
   Redeemed ........................................           (42)        (86)        (163)       (172)         (10)        (17)
                                                       -----------  ----------  -----------  ----------  -----------  ----------
   Net increase ....................................            50         130        1,602       1,532            3          29
                                                       ===========  ==========  ===========  ==========  ===========  ==========

 CLASS I:
   Sold ............................................         1,049       5,257        6,882      15,991       11,219      17,733
   Issued as reinvestment of dividends .............           783         532          688         885          857         561
   Redeemed ........................................           (73)       (139)         (81)        (45)         (21)       (284)
                                                       -----------  ----------  -----------  ----------  -----------  ----------
   Net increase ....................................         1,759       5,650        7,489      16,831       12,055      18,010
                                                       ===========  ==========  ===========  ==========  ===========  ==========

----------
* Amount represents less than 500 shares.

+ The Small Cap Value Fund commenced operations on March 1, 2004.

                       See Notes to Financial Statements.

 WEST COAST EQUITY FUND     MID CAP STOCK FUND          GROWTH FUND          SMALL CAP VALUE FUND+
-----------------------  -----------------------  -----------------------  -------------------------
 SIX MONTHS               SIX MONTHS              SIX MONTHS               SIX MONTHS
   ENDED                    ENDED                   ENDED                    ENDED
 04/30/05    YEAR ENDED   04/30/05    YEAR ENDED   04/30/05    YEAR ENDED   04/30/05    PERIOD ENDED
(UNAUDITED)   10/31/04   (UNAUDITED)   10/31/04   (UNAUDITED)   10/31/04   (UNAUDITED)    10/31/04
-----------  ----------  -----------  ----------  -----------  ----------  -----------  ------------
$    57,786  $  116,678  $    11,670  $   25,203  $     8,925  $   28,670  $     6,571  $      2,899
     10,883          --        2,130         133          448          --           43            --
    (39,631)    (66,365)      (4,533)     (9,361)     (14,146)    (24,654)      (1,589)         (115)
-----------  ----------  -----------  ----------  -----------  ----------  -----------  ------------
$    29,038  $   50,313  $     9,267  $   15,975  $    (4,773) $    4,016  $     5,025  $      2,784
===========  ==========  ===========  ==========  ===========  ==========  ===========  ============

$    16,710  $   34,227  $     1,866  $    3,822  $     1,854  $    6,706  $     1,480  $        706
      1,831          --          701          45          270          --            4            --
     (9,019)    (25,214)      (1,893)     (3,129)     (14,332)    (30,769)        (184)         (121)
-----------  ----------  -----------  ----------  -----------  ----------  -----------  ------------
$     9,522  $    9,013  $       674  $      738  $   (12,208) $  (24,063) $     1,300  $        585
===========  ==========  ===========  ==========  ===========  ==========  ===========  ============

$     3,356  $    7,311  $       524  $    1,293  $       794  $    1,636  $       546  $        473
        118          --           60           2            6          --            2            --
     (1,093)     (2,324)        (180)       (163)        (294)       (247)        (253)          (84)
-----------  ----------  -----------  ----------  -----------  ----------  -----------  ------------
$     2,381  $    4,987  $       404  $    1,132  $       506  $    1,389  $       295  $        389
===========  ==========  ===========  ==========  ===========  ==========  ===========  ============

$    35,926  $  133,663  $    46,685  $  195,470  $   100,415  $  575,894  $    13,177  $    247,359
     11,387         437       24,757       2,440        6,133          --        2,805            --
       (525)     (5,358)      (1,115)     (1,166)      (1,890)       (230)        (425)         (150)
-----------  ----------  -----------  ----------  -----------  ----------  -----------  ------------
$    46,788  $  128,742  $    70,327  $  196,744  $   104,658  $  575,664  $    15,557  $    247,209
===========  ==========  ===========  ==========  ===========  ==========  ===========  ============

      1,581       3,420          665       1,521          596       1,994          557           287
        291          --          121           8           29          --            4            --
     (1,085)     (1,955)        (259)       (563)        (943)     (1,724)        (136)          (11)
-----------  ----------  -----------  ----------  -----------  ----------  -----------  ------------
        787       1,465          527         966         (318)        270          425           276
===========  ==========  ===========  ==========  ===========  ==========  ===========  ============

        508       1,114          111         241          138         515          127            70
         55          --           42           3           19          --           --*           --
       (275)       (824)        (113)       (197)      (1,060)     (2,363)         (16)          (11)
-----------  ----------  -----------  ----------  -----------  ----------  -----------  ------------
        288         290           40          47         (903)     (1,848)         111            59
===========  ==========  ===========  ==========  ===========  ==========  ===========  ============

        101         238           31          81           58         125           47            46
          4          --            4          --*           1          --           --*           --
        (33)        (76)         (11)        (10)         (22)        (19)         (22)           (8)
-----------  ----------  -----------  ----------  -----------  ----------  -----------  ------------
         72         162           24          71           37         106           25            38
===========  ==========  ===========  ==========  ===========  ==========  ===========  ============

        967       3,925        2,637      11,766        6,424      38,649        1,129        24,787
        301          13        1,394         153          383          --          236            --
        (14)       (160)         (62)        (71)        (122)        (16)         (38)          (15)
-----------  ----------  -----------  ----------  -----------  ----------  -----------  ------------
      1,254       3,778        3,969      11,848        6,685      38,633        1,327        24,772
===========  ==========  ===========  ==========  ===========  ==========  ===========  ============

                       See Notes to Financial Statements.

Statements of Changes in Net Assets -- Capital Stock Activity

WM GROUP OF FUNDS

(In thousands)

                                                              SMALL CAP             INTERNATIONAL              SHORT TERM
                                                             GROWTH FUND             GROWTH FUND               INCOME FUND
                                                      -----------------------  -----------------------  -----------------------
                                                      SIX MONTHS               SIX MONTHS               SIX MONTHS
                                                         ENDED                    ENDED                    ENDED
                                                       04/30/05    YEAR ENDED   04/30/05    YEAR ENDED   04/30/05    YEAR ENDED
                                                      (UNAUDITED)   10/31/04   (UNAUDITED)   10/31/04   (UNAUDITED)   10/31/04
                                                      -----------  ----------  -----------  ----------  -----------  ----------
AMOUNT
 CLASS A:
   Sold ......................................        $     6,507  $   39,482  $     8,514  $   17,317  $     6,448  $   27,980
   Issued as reinvestment of dividends .......                 --          --          356         245          533       1,356
   Redeemed ..................................            (15,073)    (23,130)      (3,462)     (7,991)     (17,351)    (46,792)
                                                      -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) ...................        $    (8,566) $   16,352  $     5,408  $    9,571  $   (10,370) $  (17,456)
                                                      ===========  ==========  ===========  ==========  ===========  ==========

 CLASS B:
   Sold ......................................        $       430  $    4,111  $     1,176  $    1,369  $     1,332  $    8,280
   Issued as reinvestment of dividends .......                 --          --           --          --          304         739
   Redeemed ..................................             (2,357)     (9,466)        (568)     (2,126)      (6,178)    (21,295)
                                                      -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) ...................        $    (1,927) $   (5,355) $       608  $     (757) $    (4,542) $  (12,276)
                                                      ===========  ==========  ===========  ==========  ===========  ==========

 CLASS C:
   Sold ......................................        $       163  $      956  $       428  $      639  $     2,203  $   14,060
   Issued as reinvestment of dividends .......                 --          --            4           1          204         366
   Redeemed ..................................               (287)       (405)         (43)       (307)      (4,322)    (13,168)
                                                      -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) ...................        $      (124) $      551  $       389  $      333  $    (1,915) $    1,258
                                                      ===========  ==========  ===========  ==========  ===========  ==========

 CLASS I:
   Sold ......................................        $    25,543  $   53,652  $    75,303  $  179,477  $    14,646  $   35,609
   Issued as reinvestment of dividends .......                 --          --        7,523       4,799        3,130       5,343
   Redeemed ..................................            (50,850)   (159,633)          --        (225)          --        (375)
                                                      -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) ...................        $   (25,307) $ (105,981) $    82,826  $  184,051  $    17,776  $   40,577
                                                      ===========  ==========  ===========  ==========  ===========  ==========

SHARES
 CLASS A:
   Sold ......................................                484       2,794          861       1,935        2,741      11,724
   Issued as reinvestment of dividends .......                 --          --           36          29          228         567
   Redeemed ..................................             (1,112)     (1,699)        (353)       (896)      (7,390)    (19,591)
                                                      -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) ...................               (628)      1,095          544       1,068       (4,421)     (7,300)
                                                      ===========  ==========  ===========  ==========  ===========  ==========

 CLASS B:
   Sold ......................................                 36         326          124         158          567       3,475
   Issued as reinvestment of dividends .......                 --          --           --          --          129         310
   Redeemed ..................................               (200)       (771)         (60)       (246)      (2,628)     (8,916)
                                                      -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) ...................               (164)       (445)          64         (88)      (1,932)     (5,131)
                                                      ===========  ==========  ===========  ==========  ===========  ==========

 CLASS C:
   Sold ......................................                 13          74           46          75          935       5,891
   Issued as reinvestment of dividends .......                 --          --           --*         --*          87         154
   Redeemed ..................................                (24)        (33)          (5)        (35)      (1,839)     (5,520)
                                                      -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) ...................                (11)         41           41          40         (817)        525
                                                      ===========  ==========  ===========  ==========  ===========  ==========

 CLASS I:
   Sold ......................................              1,815       3,920        7,578      20,051        6,239      14,915
   Issued as reinvestment of dividends .......                 --          --          749         563        1,334       2,240
   Redeemed ..................................             (3,688)    (10,697)          --         (26)          --        (158)
                                                      -----------  ----------  -----------  ----------  -----------  ----------
   Net increase/(decrease) ...................             (1,873)     (6,777)       8,327      20,588        7,573      16,997
                                                      ===========  ==========  ===========  ==========  ===========  ==========

----------
* Amount represents less than 500 shares.

                       See Notes to Financial Statements.

    U.S. GOVERNMENT
    SECURITIES FUND            INCOME FUND            HIGH YIELD FUND        TAX-EXEMPT BOND FUND
-----------------------  -----------------------  -----------------------   -----------------------
 SIX MONTHS              SIX MONTHS               SIX MONTHS                SIX MONTHS
   ENDED                    ENDED                    ENDED                     ENDED
 04/30/05    YEAR ENDED   04/30/05    YEAR ENDED   04/30/05    YEAR ENDED    04/30/05    YEAR ENDED
(UNAUDITED)   10/31/04   (UNAUDITED)   10/31/04   (UNAUDITED)   10/31/04    (UNAUDITED)   10/31/04
-----------  ----------  -----------  ----------  -----------  ----------   -----------  ----------
$    12,615  $   14,876  $    17,723  $   35,193  $    33,438  $   66,774   $     8,423  $   13,239
      2,042       4,770        2,354       5,097        1,839       2,383         4,103       7,522
    (15,831)    (61,267)     (18,451)    (47,819)     (17,796)    (35,468)      (11,875)    (43,022)
-----------  ----------  -----------  ----------  -----------  ----------   -----------  ----------
$    (1,174) $  (41,621) $     1,626  $   (7,529) $    17,481  $   33,689   $       651  $  (22,261)
===========  ==========  ===========  ==========  ===========  ==========   ===========  ==========

$     2,179  $    7,088  $     5,015  $   23,555  $     5,286  $   20,058   $       528  $    1,559
      2,069       5,486        1,897       4,768        1,066       2,426           658       1,299
    (22,384)   (105,422)     (16,291)    (72,478)      (9,036)    (30,174)       (3,160)    (12,375)
-----------  ----------  -----------  ----------  -----------  ----------   -----------  ----------
$   (18,136) $  (92,848) $    (9,379) $  (44,155) $    (2,684) $   (7,690)  $    (1,974) $   (9,517)
===========  ==========  ===========  ==========  ===========  ==========   ===========  ==========

$     1,468  $    1,945  $     1,622  $    4,123  $     8,426  $   19,533   $     1,497  $    1,645
         84         245          173         411          573         995            69         150
     (1,520)     (9,226)      (2,149)     (8,345)      (6,023)    (13,035)       (2,589)     (2,477)
-----------  ----------  -----------  ----------  -----------  ----------   -----------  ----------
$        32  $   (7,036) $      (354) $   (3,811) $     2,976  $    7,493   $    (1,023) $     (682)
===========  ==========  ===========  ==========  ===========  ==========   ===========  ==========

$   187,430  $  557,045  $    55,887  $  147,970  $    31,392  $   77,684
     30,930      46,885       23,637      44,097       20,138      38,653
         --      (2,699)      (1,955)    (45,050)      (2,875)    (37,961)
-----------  ----------  -----------  ----------  -----------  ----------
$   218,360  $  601,231  $    77,569  $  147,017  $    48,655  $   78,376
===========  ==========  ===========  ==========  ===========  ==========

      1,174       1,367        1,892       3,736        4,028       8,227         1,070       1,669
        189         440          252         542          222         293           525         953
     (1,467)     (5,655)      (1,970)     (5,105)      (2,161)     (4,404)       (1,516)     (5,470)
-----------  ----------  -----------  ----------  -----------  ----------   -----------  ----------
       (104)     (3,848)         174        (827)       2,089       4,116            79      (2,848)
===========  ==========  ===========  ==========  ===========  ==========   ===========  ==========

        202         651          534       2,495          633       2,460            67         196
        192         506          202         506          128         298            84         164
     (2,078)     (9,721)      (1,735)     (7,711)      (1,083)     (3,708)         (403)     (1,569)
-----------  ----------  -----------  ----------  -----------  ----------   -----------  ----------
     (1,684)     (8,564)        (999)     (4,710)        (322)       (950)         (252)     (1,209)
===========  ==========  ===========  ==========  ===========  ==========   ===========  ==========

        137         179          172         436        1,008       2,395           193         209
          8          22           18          44           69         122             9          19
       (141)       (852)        (229)       (888)        (725)     (1,613)         (333)       (314)
-----------  ----------  -----------  ----------  -----------  ----------   -----------  ----------
          4        (651)         (39)       (408)         352         904          (131)        (86)
===========  ==========  ===========  ==========  ===========  ==========   ===========  ==========

     17,407      51,228        5,922      15,782        3,764       9,657
      2,871       4,324        2,522       4,687        2,442       4,768
         --        (251)        (209)     (4,919)        (348)     (4,803)
-----------  ----------  -----------  ----------  -----------  ----------
     20,278      55,301        8,235      15,550        5,858       9,622
===========  ==========  ===========  ==========  ===========  ==========

                       See Notes to Financial Statements.

Statements of Changes in Net Assets -- Capital Stock Activity

WM GROUP OF FUNDS

(In thousands)

                                                        CALIFORNIA            CALIFORNIA INSURED
                                                      MUNICIPAL FUND      INTERMEDIATE MUNICIPAL FUND      MONEY MARKET FUND
                                                 -----------------------  ---------------------------  -------------------------
                                                 SIX MONTHS               SIX MONTHS                   SIX MONTHS
                                                    ENDED                    ENDED                        ENDED
                                                  04/30/05    YEAR ENDED   04/30/05      YEAR ENDED     04/30/05     YEAR ENDED
                                                 (UNAUDITED)   10/31/04   (UNAUDITED)     10/31/04     (UNAUDITED)    10/31/04
                                                 -----------  ----------  -----------  --------------  -----------  ------------
AMOUNT
 CLASS A:
   Sold .....................................    $    12,656  $   24,927  $     8,109  $       23,303  $   273,697  $    847,283
   Issued as reinvestment of dividends ......          3,517       6,426          684           2,055        4,596         4,517
   Redeemed .................................        (14,373)    (55,399)      (7,091)        (34,271)    (275,169)   (1,029,705)
                                                 -----------  ----------  -----------  --------------  -----------  ------------
   Net increase/(decrease) ..................    $     1,800  $  (24,046) $     1,702  $       (8,913) $     3,124  $   (177,905)
                                                 ===========  ==========  ===========  ==============  ===========  ============

 CLASS B:
   Sold .....................................    $     1,269  $    4,784  $       912  $        4,663  $    10,206  $     36,057
   Issued as reinvestment of dividends ......          2,567       5,344          607           2,142          115            30
   Redeemed .................................        (19,793)    (72,918)      (6,234)        (28,551)     (23,690)      (62,635)
                                                 -----------  ----------  -----------  --------------  -----------  ------------
   Net decrease .............................    $   (15,957) $  (62,790) $    (4,715) $      (21,746) $   (13,369) $    (26,548)
                                                 ===========  ==========  ===========  ==============  ===========  ============

 CLASS C:
   Sold .....................................    $       393  $      636  $       558  $        1,901  $     8,373  $     14,376
   Issued as reinvestment of dividends ......             75         169           70             231           18             3
   Redeemed .................................         (1,033)     (3,798)        (897)         (3,659)      (9,848)      (10,945)
                                                 -----------  ----------  -----------  --------------  -----------  ------------
   Net increase/(decrease) ..................    $      (565) $   (2,993) $      (269) $       (1,527) $    (1,457) $      3,434
                                                 ===========  ==========  ===========  ==============  ===========  ============

 CLASS I:
   Sold .....................................                                                          $    39,313  $    134,300
   Issued as reinvestment of dividends ......                                                                  901           539
   Redeemed .................................                                                              (42,500)      (68,000)
                                                                                                       -----------  ------------
   Net increase/(decrease) ..................                                                          $    (2,286) $     66,839
                                                                                                       ===========  ============

SHARES
 CLASS A:
   Sold .....................................          1,113       2,208          733           2,102      273,697       847,283
   Issued as reinvestment of dividends ......            310         570           62             186        4,596         4,517
   Redeemed .................................         (1,265)     (4,937)        (644)         (3,137)    (275,169)   (1,029,705)
                                                 -----------  ----------  -----------  --------------  -----------  ------------
   Net increase/(decrease) ..................            158      (2,159)         151            (849)       3,124      (177,905)
                                                 ===========  ==========  ===========  ==============  ===========  ============

 CLASS B:
   Sold .....................................            112         424           82             422       10,206        36,057
   Issued as reinvestment of dividends ......            226         474           55             194          115            30
   Redeemed .................................         (1,743)     (6,500)        (565)         (2,586)     (23,690)      (62,635)
                                                 -----------  ----------  -----------  --------------  -----------  ------------
   Net decrease .............................         (1,405)     (5,602)        (428)         (1,970)     (13,369)      (26,548)
                                                 ===========  ==========  ===========  ==============  ===========  ============

 CLASS C:
   Sold .....................................             34          56           51             171        8,373        14,376
   Issued as reinvestment of dividends ......              7          15            6              21           18             3
   Redeemed .................................            (91)       (339)         (81)           (332)      (9,848)      (10,945)
                                                 -----------  ----------  -----------  --------------  -----------  ------------
   Net increase/(decrease) ..................            (50)       (268)         (24)           (140)      (1,457)        3,434
                                                 ===========  ==========  ===========  ==============  ===========  ============

 CLASS I:
   Sold .....................................                                                               39,313       134,300
   Issued as reinvestment of dividends ......                                                                  901           539
   Redeemed .................................                                                              (42,500)      (68,000)
                                                                                                       -----------  ------------
   Net increase/(decrease) ..................                                                               (2,286)       66,839
                                                                                                       ===========  ============

                       See Notes to Financial Statements.

      TAX-EXEMPT               CALIFORNIA
   MONEY MARKET FUND           MONEY FUND
-----------------------  ------------------------
SIX MONTHS               SIX MONTHS
   ENDED                    ENDED
  04/30/05   YEAR ENDED   04/30/05    YEAR ENDED
(UNAUDITED)   10/31/04   (UNAUDITED)   10/31/04
-----------  ----------  -----------  -----------
$     9,323  $   45,203  $    10,871  $    35,029
        127         103          119          129
    (14,188)    (48,346)     (10,188)     (39,822)
-----------  ----------  -----------  -----------
$    (4,738) $   (3,040) $       802  $    (4,664)
===========  ==========  ===========  ===========

      9,323      45,203       10,871       35,029
        127         103          119          129
    (14,188)    (48,346)     (10,188)     (39,822)
-----------  ----------  -----------  -----------
     (4,738)     (3,040)         802       (4,664)
===========  ==========  ===========  ===========

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

                                                                         CLASS A                                CLASS B
                                                         ----------------------------------------      --------------------------
                                                         SIX MONTHS             YEARS ENDED            SIX MONTHS
                                                            ENDED                OCTOBER 31               ENDED
                                                          04/30/05        -----------------------       04/30/05
REIT FUND                                                (UNAUDITED)        2004         2003(3)       (UNAUDITED)        2004
                                                         -----------      ---------     ---------      -----------      ---------
NET ASSET VALUE, BEGINNING OF PERIOD..................   $     15.62      $   12.46     $   10.00      $     15.58      $   12.43
                                                         -----------      ---------     ---------      -----------      ---------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............................          0.30(4)        0.39(4)       0.28(4)          0.23(4)        0.29(4)
  Net realized and unrealized gain on investments.....          0.68           3.13          2.35             0.68           3.12
                                                         -----------      ---------     ---------      -----------      ---------
  Total from investment operations....................          0.98           3.52          2.63             0.91           3.41
                                                         -----------      ---------     ---------      -----------      ---------

 LESS DISTRIBUTIONS:
  Dividends from net investment income................         (0.25)         (0.31)        (0.17)           (0.19)         (0.21)
  Distributions from net realized capital gains.......         (0.33)         (0.05)           --            (0.33)         (0.05)
                                                         -----------      ---------     ---------      -----------      ---------
  Total distributions.................................         (0.58)         (0.36)        (0.17)           (0.52)         (0.26)
                                                         -----------      ---------     ---------      -----------      ---------
NET ASSET VALUE, END OF PERIOD........................   $     16.02      $   15.62     $   12.46      $     15.97      $   15.58
                                                         ===========      =========     =========      ===========      =========
TOTAL RETURN(1).......................................          6.29%         28.71%        26.43%            5.85%         27.76%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
  Net assets, end of period (in 000s).................   $    14,020      $   9,376     $   3,159      $     7,746      $   6,060
  Ratio of operating expenses to average net assets...          1.31%(5)       1.33%         1.41%(5)         2.07%(5)       2.08%
  Ratio of net investment income to average net
    assets............................................          3.72%(5)       2.82%         3.60%(5)         2.96%(5)       2.07%
  Portfolio turnover rate.............................             7%             5%            7%               7%             5%
  Ratio of operating expenses to average net assets
    without fee waivers, expenses reimbursed and/or
    fees reduced by credits allowed by the
    custodian(2)......................................          1.31%(5)       1.33%         1.41%(5)         2.07%(5)       2.08%

                                                                                         CLASS A
                                                        -------------------------------------------------------------------------
                                                        SIX MONTHS
                                                          ENDED                         YEARS ENDED OCTOBER 31
                                                         04/30/05       ---------------------------------------------------------
EQUITY INCOME FUND                                      (UNAUDITED)       2004         2003        2002        2001        2000
                                                        -----------     ---------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD................... $     17.79     $   15.46    $  12.73    $  14.85    $  15.59    $  14.60
                                                        -----------     ---------    --------    --------    --------    --------
 INCOME FROM INVESTMENT OPERATIONS:

   Net investment income...............................        0.24(4)       0.29(4)     0.33(4)     0.40(4)     0.48(4)     0.49(4)
   Net realized and unrealized gain/(loss) on
     investments.......................................        1.19          2.33        2.73       (1.85)       0.37        1.42
                                                        -----------     ---------    --------    --------    --------    --------
   Total from investment operations....................        1.43          2.62        3.06       (1.45)       0.85        1.91
                                                        -----------     ---------    --------    --------    --------    --------

LESS DISTRIBUTIONS:
   Dividends from net investment income................       (0.21)        (0.29)      (0.33)      (0.35)      (0.46)      (0.48)
   Distributions from net realized capital gains.......          --            --          --       (0.32)      (1.13)      (0.44)
                                                        -----------     ---------    --------    --------    --------    --------
   Total distributions.................................       (0.21)        (0.29)      (0.33)      (0.67)      (1.59)      (0.92)
                                                        -----------     ---------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD......................... $     19.01     $   17.79    $  15.46    $  12.73    $  14.85    $  15.59
                                                        ===========     =========    ========    ========    ========    ========
TOTAL RETURN(1)........................................        8.04%        17.06%      24.43%     (10.35)%      5.92%      13.73%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)................. $   620,152     $ 438,776    $268,489    $198,756    $211,445    $191,850
   Ratio of operating expenses to average net assets...        0.88%(5)      0.91%       0.95%       0.97%       0.96%       1.05%
   Ratio of net investment income to average
     net assets........................................        2.52%(5)      1.74%       2.43%       2.77%       3.17%       3.39%
   Portfolio turnover rate.............................           8%           20%         18%         16%         17%         84%
   Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by
     the custodian(2)..................................        0.88%(5)      0.91%       0.95%       0.97%       0.97%       1.05%

                                                                          CLASS B
                                                                 -------------------------
                                                                 SIX MONTHS
                                                                    ENDED
                                                                  04/30/05
EQUITY INCOME FUND                                               (UNAUDITED)        2004
                                                                 -----------      --------
NET ASSET VALUE, BEGINNING OF PERIOD......................       $     17.67      $  15.36
                                                                 -----------      --------
 INCOME FROM INVESTMENT OPERATIONS:

   Net investment income..................................              0.15(4)       0.14(4)
   Net realized and unrealized gain/(loss) on investments               1.20          2.30
                                                                 -----------      --------
   Total from investment operations.......................              1.35          2.44
                                                                 -----------      --------

LESS DISTRIBUTIONS:
   Dividends from net investment income...................             (0.13)        (0.13)
   Distributions from net realized capital gains..........                --            --
                                                                 -----------      --------
   Total distributions....................................             (0.13)        (0.13)
                                                                 -----------      --------
NET ASSET VALUE, END OF PERIOD............................       $     18.89      $  17.67
                                                                 ===========      ========
TOTAL RETURN(1)...........................................              7.58%        16.04%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s)....................       $   182,596      $144,144
   Ratio of operating expenses to average net assets......              1.78%(5)      1.81%
   Ratio of net investment income to average net assets...              1.62%(5)      0.84%
   Portfolio turnover rate................................                 8%           20%
   Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by
     the custodian(2).....................................              1.78%(5)      1.81%

----------
(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.

      The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)   The REIT Fund commenced operations on March 1, 2003.

(4)   Per share numbers have been calculated using the average shares method.

(5)   Annualized.

(6)   The Equity Income Fund commenced selling Class C shares on March 1, 2002.

(7)   The Equity Income Fund commenced selling Class I shares on August 1, 2000.

                       See Notes to Financial Statements.

                               CLASS C                                     CLASS I
                --------------------------------------      --------------------------------------
  YEARS         SIX MONTHS            YEARS ENDED           SIX MONTHS            YEARS ENDED
  ENDED            ENDED               OCTOBER 31              ENDED               OCTOBER 31
OCTOBER 31       04/30/05        ---------------------       04/30/05        ---------------------
  2003(3)       (UNAUDITED)        2004        2003(3)      (UNAUDITED)        2004        2003(3)
----------      -----------      ---------     -------      -----------      --------     --------
$    10.00      $     15.58      $   12.43     $ 10.00      $     15.65      $  12.47     $  10.00
----------      -----------      ---------     -------      -----------      --------     --------

      0.22(4)          0.24(4)        0.31(4)     0.23(4)          0.33(4)       0.46(4)      0.34(4)
      2.35             0.68           3.12        2.35             0.68          3.14         2.32
----------      -----------      ---------     -------      -----------      --------     --------
      2.57             0.92           3.43        2.58             1.01          3.60         2.66
----------      -----------      ---------     -------      -----------      --------     --------

     (0.14)           (0.20)         (0.23)      (0.15)           (0.28)        (0.37)       (0.19)
        --            (0.33)         (0.05)         --            (0.33)        (0.05)          --
----------      -----------      ---------     -------      -----------      --------     --------
     (0.14)           (0.53)         (0.28)      (0.15)           (0.61)        (0.42)       (0.19)
----------      -----------      ---------     -------      -----------      --------     --------
$    12.43      $     15.97      $   15.58     $ 12.43      $     16.05      $  15.65     $  12.47
==========      ===========      =========     =======      ===========      ========     ========
     25.86%            5.91%         27.95%      25.88%            6.49%        29.40%       26.76%

$    2,808      $     4,577      $   3,672     $ 1,322      $   353,388      $316,904     $182,138
      2.13%(5)         2.00%(5)       1.98%       2.06%(5)         0.84%(5)      0.86%        0.92%(5)
      2.88%(5)         3.03%(5)       2.17%       2.95%(5)         4.19%(5)      3.29%        4.09%(5)
         7%               7%             5%          7%               7%            5%           7%

      2.13%(5)         2.00%(5)       1.98%       2.06%(5)         0.84%(5)      0.86%        0.92%(5)

                                                                          CLASS C
                                                    ---------------------------------------------------
                                                    SIX MONTHS
             YEARS ENDED OCTOBER 31                    ENDED               YEARS ENDED OCTOBER 31
-----------------------------------------------      04/30/05        ----------------------------------
  2003         2002         2001         2000       (UNAUDITED)        2004         2003        2002(6)
--------     --------     --------     --------     -----------      --------     --------     --------
$  12.65     $  14.78     $  15.52     $  14.53     $     17.57      $  15.29     $  12.62     $  15.09
--------     --------     --------     --------     -----------      --------     --------     --------
    0.20(4)      0.27(4)      0.35(4)      0.37(4)         0.16(4)       0.16(4)      0.22(4)      0.18(4)
    2.71        (1.85)        0.38         1.42            1.19          2.30         2.68        (2.43)
--------     --------     --------     --------     -----------      --------     --------     --------
    2.91        (1.58)        0.73         1.79            1.35          2.46         2.90        (2.25)
--------     --------     --------     --------     -----------      --------     --------     --------

   (0.20)       (0.23)       (0.34)       (0.36)          (0.15)        (0.18)       (0.23)       (0.22)
      --        (0.32)       (1.13)       (0.44)             --            --           --           --
--------     --------     --------     --------     -----------      --------     --------     --------
   (0.20)       (0.55)       (1.47)       (0.80)          (0.15)        (0.18)       (0.23)       (0.22)
--------     --------     --------     --------     -----------      --------     --------     --------
$  15.36     $  12.65     $  14.78     $  15.52     $     18.77      $  17.57     $  15.29     $  12.62
========     ========     ========     ========     ===========      ========     ========     ========
   23.19%      (11.20)%       5.09%       12.84%           7.68%        16.16%       23.29%      (15.07)%

$103,888     $ 82,330     $ 68,549     $ 47,386     $    66,134      $ 33,770     $  5,973     $  1,780
    1.89%        1.88%        1.81%        1.85%           1.68%(5)      1.70%        1.78%        1.80%(5)
    1.49%        1.86%        2.32%        2.59%           1.72%(5)      0.95%        1.60%        1.94%(5)
      18%          16%          17%          84%              8%           20%          18%          16%

    1.89%        1.88%        1.82%        1.85%           1.68%(5)      1.70%        1.78%        1.80%(5)

                                   CLASS I
------------------------------------------------------------------------------
SIX MONTHS
   ENDED                            YEARS ENDED OCTOBER 31
 04/30/05        -------------------------------------------------------------
(UNAUDITED)        2004         2003         2002          2001       2000(7)
-----------      --------     --------     ---------     --------     --------
$     17.79      $  15.45     $  12.73     $   14.85     $  15.59     $  14.47
-----------      --------     --------     ---------     --------     --------
       0.27(4)       0.35(4)      0.38(4)       0.45(4)      0.54(4)      0.11(4)
       1.19          2.33         2.72         (1.85)        0.35         1.13
-----------      --------     --------     ---------     --------     --------
       1.46          2.68         3.10         (1.40)        0.89         1.24
-----------      --------     --------     ---------     --------     --------

      (0.24)        (0.34)       (0.38)        (0.40)       (0.50)       (0.12)
         --            --           --         (0.32)       (1.13)          --
-----------      --------     --------     ---------     --------     --------
      (0.24)        (0.34)       (0.38)        (0.72)       (1.63)       (0.12)
-----------      --------     --------     ---------     --------     --------
$     19.01      $  17.79     $  15.45     $   12.73     $  14.85     $  15.59
===========      ========     ========     =========     ========     ========
       8.20%        17.51%       24.77%       (10.04)%       6.26%        8.63%

$ 1,114,000      $908,925     $529,665     $ 350,185     $252,453     $ 96,436
       0.56%(5)      0.59%        0.61%         0.63%        0.64%        0.72%(5)
       2.84%(5)      2.06%        2.77%         3.11%        3.49%        3.72%(5)
          8%           20%          18%           16%          17%          84%

       0.56%(5)      0.59%        0.61%         0.63%        0.65%        0.72%(5)

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

                                                                                           CLASS A
                                                          -------------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED                          YEARS ENDED OCTOBER 31
                                                           04/30/05       ---------------------------------------------------------
GROWTH & INCOME FUND                                      (UNAUDITED)       2004         2003        2002        2001        2000
                                                          -----------     ---------    --------    --------    --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD ...................  $     23.41     $   21.59    $  18.44    $  22.34    $  27.11    $  24.61
                                                          -----------     ---------    --------    --------    --------    --------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss) ........................         0.20(4)       0.22(4)     0.22(4)     0.17(4)     0.10        0.06
   Net realized and unrealized gain/(loss) on
     investments........................................         0.76          1.81        3.11       (3.68)      (3.63)       3.30
                                                          -----------     ---------    --------    --------    --------    --------
   Total from investment operations ....................         0.96          2.03        3.33       (3.51)      (3.53)       3.36
                                                          -----------     ---------    --------    --------    --------    --------

 LESS DISTRIBUTIONS:
   Dividends from net investment income ................        (0.27)        (0.21)      (0.18)      (0.03)      (0.07)      (0.03)
   Distributions from net realized capital gains .......           --            --          --       (0.36)      (1.17)      (0.83)
                                                          -----------     ---------    --------    --------    --------    --------
   Total distributions .................................        (0.27)        (0.21)      (0.18)      (0.39)      (1.24)      (0.86)
                                                          -----------     ---------    --------    --------    --------    --------
NET ASSET VALUE, END OF PERIOD .........................  $     24.10     $   23.41    $  21.59    $  18.44    $  22.34    $  27.11
                                                          ===========     =========    ========    ========    ========    ========
TOTAL RETURN(1) ........................................         4.05%         9.45%      18.18%     (16.10)%    (13.40)%     13.95%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s) .................  $   584,451     $ 582,866    $541,707    $475,010    $560,226    $662,086
   Ratio of operating expenses to average net assets....         0.89%(6)      0.90%       0.93%       0.94%       0.92%       0.94%
   Ratio of net investment income/(loss)
     to average net assets .............................         1.64%(6)      0.94%       1.12%       0.79%       0.40%       0.21%
   Portfolio turnover rate .............................            5%            6%         17%         22%         35%         35%
   Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(2)         0.89%(6)      0.90%       0.93%       0.94%       0.92%       0.94%

                                                                   CLASS B
                                                          -------------------------
                                                          SIX MONTHS
                                                             ENDED
                                                           04/30/05
GROWTH & INCOME FUND                                      (UNAUDITED)       2004
                                                          -----------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD ...................  $     22.47     $   20.74
                                                          -----------     ---------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss) ........................         0.07(4)      (0.01)(4)
   Net realized and unrealized gain/(loss) on
     investments........................................         0.73          1.74
                                                          -----------     ---------
   Total from investment operations ....................         0.80          1.73
                                                          -----------     ---------

 LESS DISTRIBUTIONS:
   Dividends from net investment income ................        (0.01)           --
   Distributions from net realized capital gains .......           --            --
                                                          -----------     ---------
   Total distributions .................................        (0.01)           --
                                                          -----------     ---------
NET ASSET VALUE, END OF PERIOD .........................  $     23.26     $   22.47
                                                          ===========     =========
TOTAL RETURN(1) ........................................         3.54%         8.39%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s) .................  $    88,654     $  95,528
   Ratio of operating expenses to average net assets....         1.93%(6)      1.89%
   Ratio of net investment income/(loss)
     to average net assets .............................         0.60%(6)     (0.05)%
   Portfolio turnover rate .............................            5%            6%
   Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the custodian(2)         1.93%(6)      1.89%

                                                                                         CLASS A
                                                         ------------------------------------------------------------------------
                                                         SIX MONTHS
                                                            ENDED                          YEARS ENDED OCTOBER 31
                                                          04/30/05       --------------------------------------------------------
WEST COAST EQUITY FUND                                   (UNAUDITED)       2004        2003         2002        2001       2000
                                                         -----------     --------    ---------    --------    --------   --------
NET ASSET VALUE, BEGINNING OF PERIOD ..................  $     35.04     $  32.14    $   23.73    $  28.89    $  36.23   $  32.04
                                                         -----------     --------    ---------    --------    --------   --------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss) .......................         0.22         0.06(4)      0.04(4)     0.02(4)     0.11       0.10(4)
   Net realized and unrealized gain/(loss) on
     investments ......................................         0.42         2.84         8.37       (4.09)      (2.35)      8.22
                                                         -----------     --------    ---------    --------    --------   --------
   Total from investment operations ...................         0.64         2.90         8.41       (4.07)      (2.24)      8.32
                                                         -----------     --------    ---------    --------    --------   --------

 LESS DISTRIBUTIONS:
   Dividends from net investment income ...............        (0.20)          --           --       (0.07)      (0.03)        --
   Distributions from net realized capital gains ......        (0.43)          --           --       (1.02)      (5.07)     (4.13)
                                                         -----------     --------    ---------    --------    --------   --------
   Total distributions ................................        (0.63)          --           --       (1.09)      (5.10)     (4.13)
                                                         -----------     --------    ---------    --------    --------   --------
NET ASSET VALUE, END OF PERIOD ........................  $     35.05     $  35.04    $   32.14    $  23.73    $  28.89   $  36.23
                                                         ===========     ========    =========    ========    ========   ========
TOTAL RETURN(1) .......................................         1.69%        9.06%       35.44%     (14.94)%     (6.55)%    28.73%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s) ................  $   649,524     $621,924    $ 523,308    $375,821    $427,215   $442,253
   Ratio of operating expenses to average net assets ..         0.90%(6)     0.94%        1.02%       1.05%       1.01%      1.02%
   Ratio of net investment income/(loss)
     to average net assets ............................         1.24%(6)     0.17%        0.14%       0.07%       0.38%      0.27%
   Portfolio turnover rate ............................            8%          12%          14%         16%         27%        42%
   Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the
     custodian(2) .....................................         0.90%(6)     0.94%        1.02%       1.05%       1.01%      1.02%

                                                                 CLASS B
                                                         ------------------------
                                                         SIX MONTHS
                                                            ENDED
                                                          04/30/05
WEST COAST EQUITY FUND                                   (UNAUDITED)       2004
                                                         -----------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ..................  $     31.48     $  29.14
                                                         -----------     --------
 INCOME FROM INVESTMENT OPERATIONS:
   Net investment income/(loss) .......................         0.04        (0.24)(4)
   Net realized and unrealized gain/(loss) on
     investments ......................................         0.37         2.58
                                                         -----------     --------
   Total from investment operations ...................         0.41         2.34
                                                         -----------     --------

 LESS DISTRIBUTIONS:
   Dividends from net investment income ...............           --           --
   Distributions from net realized capital gains ......        (0.43)          --
                                                         -----------     --------
   Total distributions ................................        (0.43)          --
                                                         -----------     --------
NET ASSET VALUE, END OF PERIOD ........................  $     31.46     $  31.48
                                                         ===========     ========
TOTAL RETURN(1) .......................................         1.22%        8.03%
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
   Net assets, end of period (in 000s) ................  $   150,133     $141,134
   Ratio of operating expenses to average net assets ..         1.86%(6)     1.89%
   Ratio of net investment income/(loss)
     to average net assets ............................         0.28%(6)    (0.78)%
   Portfolio turnover rate ............................            8%          12%
   Ratio of operating expenses to average net assets
     without fee waivers, expenses reimbursed and/or
     fees reduced by credits allowed by the
     custodian(2) .....................................         1.86%(6)     1.89%

----------
(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.
      The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)   The Funds commenced selling Class C shares on March 1, 2002.

(4)   Per share numbers have been calculated using the average shares method.

(5)   Amount represents less than $0.01 per share.

(6)   Annualized.

(7)   Ratio represents less than 0.01%.

                       See Notes to Financial Statements.

                                                                                    CLASS C
                                                           ---------------------------------------------------------
                                                           SIX MONTHS
                  YEARS ENDED OCTOBER 31                     ENDED                    YEARS ENDED OCTOBER 31
------------------------------------------------------      04/30/05      -----------------------------------------
   2003            2002          2001          2000        (UNAUDITED)        2004            2003         2002 (3)
-----------    ------------   ----------    ----------     -----------    --------------    ---------    ----------
$  17.72       $  21.67       $  26.49      $  24.24       $ 22.22        $ 20.62           $17.73       $ 21.36
--------       --------       --------      --------       -------        -------           ------       -------

    0.02(4)       (0.04)(4)      (0.13)        (0.17)         0.07(4)       (0.00)(4)(5)      0.03(4)      (0.01)(4)
    3.00          (3.55)         (3.52)         3.25          0.72           1.73             2.98         (3.62)
--------       --------       --------      --------       -------        -------           ------       -------
    3.02          (3.59)         (3.65)         3.08          0.79           1.73             3.01         (3.63)
--------       --------       --------      --------       -------        -------           ------       -------

      --          (0.00)(5)         --            --         (0.07)         (0.13)           (0.12)           --
      --          (0.36)         (1.17)        (0.83)           --             --               --            --
--------       --------       --------      --------       -------        -------           ------       -------
      --          (0.36)         (1.17)        (0.83)        (0.07)         (0.13)           (0.12)           --
--------       --------       --------      --------       -------        -------           ------       -------
$  20.74       $  17.72       $  21.67      $  26.49       $ 22.94        $ 22.22           $20.62       $ 17.73
========       ========       ========      ========       =======        =======           ======       =======
   16.99%        (16.94)%       (14.20)%       13.01%         3.54%          8.45%           17.08%       (17.00)%

$115,457       $123,423       $186,247      $242,611       $ 1,663        $ 1,537           $  823       $   264
    1.96%          1.91%          1.82%         1.78%         1.91%(6)       1.84%            1.89%         1.83%(6)

    0.09%         (0.18)%        (0.50)%       (0.63)%        0.62%(6)      (0.00)%(7)        0.16%        (0.10)%(6)
      17%            22%            35%           35%            5%             6%              17%           22%

    1.96%          1.91%          1.82%         1.78%         1.91%(6)       1.84%            1.89%         1.83%(6)

                                     CLASS I
----------------------------------------------------------------------------------
SIX MONTHS
   ENDED                                  YEARS ENDED OCTOBER 31
 04/30/05        ------------------------------------------------------------------
(UNAUDITED)           2004          2003         2002           2001        2000
-----------      -------------   -----------  -----------    ----------   ---------
$    23.52       $    21.68      $  18.52     $  22.39       $  27.16     $  24.65
----------       ----------      --------     --------       --------     --------

      0.24(4)          0.30(4)       0.29(4)      0.24(4)        0.18         0.14
      0.77             1.82          3.12        (3.70)         (3.64)        3.31
----------       ----------      --------     --------       --------     --------
      1.01             2.12          3.41        (3.46)         (3.46)        3.45
----------       ----------      --------     --------       --------     --------

     (0.35)           (0.28)        (0.25)       (0.05)         (0.14)       (0.11)
        --               --            --        (0.36)         (1.17)       (0.83)
----------       ----------      --------     --------       --------     --------
     (0.35)           (0.28)        (0.25)       (0.41)         (1.31)       (0.94)
----------       ----------      --------     --------       --------     --------
$    24.18       $    23.52      $  21.68     $  18.52       $  22.39     $  27.16
==========       ==========      ========     ========       ========     ========
      4.24%            9.85%        18.61%      (15.84)%       (13.12)%      14.35%

$1,725,317       $1,394,883      $895,547     $671,191       $768,550     $725,241
      0.56%(6)         0.57%         0.59%        0.60%          0.58%        0.60%

      1.97%(6)         1.27%         1.46%        1.13%          0.74%        0.55%
         5%               6%           17%          22%            35%          35%

      0.56%(6)         0.57%         0.59%        0.60%          0.58%        0.60%

                                                                                       CLASS C
                                                             -----------------------------------------------------------
                                                             SIX MONTHS
                   YEARS ENDED OCTOBER 31                      ENDED                    YEARS ENDED OCTOBER 31
----------------------------------------------------------    04/30/05       -------------------------------------------
    2003            2002           2001          2000        (UNAUDITED)         2004         2003            2002(3)
------------    ------------    ----------    ------------   -----------     -----------   ------------    -------------
$  21.73        $  26.71        $  34.12      $  30.63       $  31.56        $ 29.20       $  21.74        $  27.59
--------        --------        --------      --------       --------        -------       --------        --------

   (0.20)(4)       (0.23)(4)       (0.15)        (0.19)(4)       0.05          (0.21)(4)      (0.18)(4)       (0.14)(4)
    7.61           (3.73)          (2.19)         7.81           0.38           2.57           7.64           (5.71)
--------        --------        --------      --------       --------        -------       --------        --------
    7.41           (3.96)          (2.34)         7.62           0.43           2.36           7.46           (5.85)
--------        --------        --------      --------       --------        -------       --------        --------

      --           (0.00)(5)          --            --          (0.02)            --             --              --
      --           (1.02)          (5.07)        (4.13)         (0.43)            --             --              --
--------        --------        --------      --------       --------        -------       --------        --------
      --           (1.02)          (5.07)        (4.13)         (0.45)            --             --              --
--------        --------        --------      --------       --------        -------       --------        --------
$  29.14        $  21.73        $  26.71      $  34.12       $  31.54        $ 31.56       $  29.20        $  21.74
========        ========        ========      ========       ========        =======       ========        ========
   34.10%         (15.73)%         (7.40)%       27.67%          1.27%          8.12%         34.27%         (21.20)%

$122,221        $102,208        $109,655      $116,672       $ 11,255        $ 9,000       $  3,593        $  1,341
    2.01%           2.00%           1.89%         1.84%          1.79%(6)       1.80%          1.90%           1.96%(6)

   (0.85)%         (0.88)%         (0.50)%       (0.55)%         0.35%(6)      (0.69)%        (0.74)%         (0.84)%(6)
      14%             16%             27%           42%             8%            12%            14%             16%

    2.01%           2.00%           1.89%         1.84%          1.79%(6)       1.80%          1.90%           1.96%(6)

                                     CLASS I
----------------------------------------------------------------------------------
SIX MONTHS
  ENDED                                  YEARS ENDED OCTOBER 31
 04/30/05        -----------------------------------------------------------------
(UNAUDITED)          2004          2003          2002        2001         2000
-----------      ------------   -----------   ----------- ----------   -----------
 $  35.39        $   32.39      $  23.83      $  29.00    $  36.34     $  32.04
 --------        ---------      --------      --------    --------     --------

     0.29             0.17(4)       0.13(4)       0.12(4)     0.20         0.22(4)
     0.42             2.87          8.43         (4.10)      (2.34)        8.21
 --------        ---------      --------      --------    --------     --------
     0.71             3.04          8.56         (3.98)      (2.14)        8.43
 --------        ---------      --------      --------    --------     --------

    (0.33)           (0.04)           --         (0.17)      (0.13)          --
    (0.43)              --            --         (1.02)      (5.07)       (4.13)
 --------        ---------      --------      --------    --------     --------
    (0.76)           (0.04)           --         (1.19)      (5.20)       (4.13)
 --------        ---------      --------      --------    --------     --------
 $  35.34        $   35.39      $  32.39      $  23.83    $  29.00     $  36.34
 ========        =========      ========      ========    ========     ========
     1.88%            9.39%        35.92%       (14.65)%     (6.22)%      29.11%

 $558,997        $ 515,464      $349,363      $195,029    $176,303     $148,954
     0.57%(6)         0.61%         0.67%         0.70%       0.68%        0.70%

     1.57%(6)         0.50%         0.49%         0.42%       0.71%        0.59%
        8%              12%           14%           16%         27%          42%

     0.57%(6)         0.61%         0.67%         0.70%       0.68%        0.70%

                       See Notes to Financial Statements.

  FINANCIAL HIGHLIGHTS

  For a Fund share outstanding throughout each period.

                                                                                   CLASS A
                                                    ------------------------------------------------------------------------
                                                    SIX MONTHS
                                                       ENDED                           YEARS ENDED OCTOBER 31
                                                     04/30/05       --------------------------------------------------------
MID CAP STOCK FUND                                  (UNAUDITED)       2004        2003        2002        2001      2000 (3)
                                                    -----------     --------    --------    --------     ------     --------
NET ASSET VALUE, BEGINNING OF PERIOD............... $     17.06     $  15.34    $  12.39    $  13.50     $12.58     $  10.00
                                                    -----------     --------    --------    --------     ------     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income/(loss)...................        0.16(5)      0.02(5)     0.01(5)    (0.01)(5)  (0.03)(5)    (0.02)(5)
    Net realized and unrealized gain/(loss) on
      investments..................................        0.84         1.75        2.94       (0.60)      1.00         2.60
                                                    -----------     --------    --------    --------     ------     --------
    Total from investment operations...............        1.00         1.77        2.95       (0.61)      0.97         2.58
                                                    -----------     --------    --------    --------     ------     --------
  LESS DISTRIBUTIONS:
    Dividends from net investment income...........       (0.03)       (0.01)         --          --         --           --
    Distributions from net realized capital
      gains........................................       (0.60)       (0.04)         --       (0.50)     (0.05)          --
                                                    -----------     --------    --------    --------     ------     --------
    Total distributions............................       (0.63)       (0.05)         --       (0.50)     (0.05)          --
                                                    -----------     --------    --------    --------     ------     --------
NET ASSET VALUE, END OF PERIOD..................... $     17.43     $  17.06    $  15.34    $  12.39     $13.50     $  12.58
                                                    ===========     ========    ========    ========     ======     ========
TOTAL RETURN(1)....................................        5.83%       11.57%      23.81%      (4.86)%     7.71%       25.80%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)............ $    69,976     $ 59,491    $ 38,676    $ 28,248     $6,165     $  2,451
    Ratio of operating expenses to average net
      assets.......................................        1.12%(6)     1.14%       1.16%       1.25%      1.36%        1.40%(6)
    Ratio of net investment income/(loss)
      to average net assets........................        1.80%(6)     0.12%       0.07%      (0.10)%    (0.25)%      (0.29)%(6)
    Portfolio turnover rate........................          15%          23%         28%         27%        33%           9%
    Ratio of operating expenses to average net
      assets without fee waivers, expenses
      reimbursed and/or fees reduced by credits
      allowed by the custodian(2)..................        1.12%(6)     1.14%       1.16%       1.25%      1.36%        1.40%(6)

                                                            CLASS B
                                                    ------------------------
                                                    SIX MONTHS
                                                       ENDED
                                                     04/30/05
MID CAP STOCK FUND                                  (UNAUDITED)       2004
                                                    -----------     --------
NET ASSET VALUE, BEGINNING OF PERIOD............... $     16.33     $  14.82
                                                    -----------     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income/(loss)...................        0.07(5)     (0.14)(5)
    Net realized and unrealized gain/(loss) on
      investments..................................        0.80         1.69
                                                    -----------     --------
    Total from investment operations...............        0.87         1.55
                                                    -----------     --------
  LESS DISTRIBUTIONS:
    Dividends from net investment income...........          --           --
    Distributions from net realized capital
      gains........................................       (0.60)       (0.04)
                                                    -----------     --------
    Total distributions............................       (0.60)       (0.04)
                                                    -----------     --------
NET ASSET VALUE, END OF PERIOD..................... $     16.60     $  16.33
                                                    ===========     ========
TOTAL RETURN(1)....................................        5.29%       10.54%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)............ $    20,957     $ 19,958
    Ratio of operating expenses to average net
      assets.......................................        2.14%(6)     2.12%
    Ratio of net investment income/(loss)
      to average net assets........................        0.78%(6)    (0.86)%
    Portfolio turnover rate........................          15%          23%
    Ratio of operating expenses to average net
      assets without fee waivers, expenses
      reimbursed and/or fees reduced by credits
      allowed by the custodian(2)..................        2.14%(6)     2.12%

                                                                                       CLASS A
                                                    --------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                              YEARS ENDED OCTOBER 31
                                                     04/30/05       ----------------------------------------------------------
GROWTH FUND                                         (UNAUDITED)       2004        2003        2002         2001         2000
                                                    -----------     --------    --------    --------     --------     --------
NET ASSET VALUE, BEGINNING OF PERIOD............... $     14.44     $  13.71    $  11.47    $  15.23     $  32.78     $  29.71
                                                    -----------     --------    --------    --------     --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income/(loss)...................        0.04(5)     (0.06)(5)   (0.08)(5)   (0.10)(5)    (0.09)(5)    (0.14)(5)
    Net realized and unrealized gain/(loss) on
      investments..................................        0.22         0.79        2.32       (3.66)      (13.13)        7.04
                                                    -----------     --------    --------    --------     --------     --------
    Total from investment operations...............        0.26         0.73        2.24       (3.76)      (13.22)        6.90
                                                    -----------     --------    --------    --------     --------     --------
  LESS DISTRIBUTIONS:
    Dividends from net investment income...........       (0.05)          --          --          --        (0.20)          --
    Distributions from net realized capital gains..          --           --          --          --        (4.13)       (3.83)
                                                    -----------     --------    --------    --------     --------     --------
    Total distributions............................       (0.05)          --          --          --        (4.33)       (3.83)
                                                    -----------     --------    --------    --------     --------     --------
NET ASSET VALUE, END OF PERIOD..................... $     14.65     $  14.44    $  13.71    $  11.47     $  15.23     $  32.78
                                                    ===========     ========    ========    ========     ========     ========
TOTAL RETURN(1)....................................        1.81%        5.32%      19.53%     (24.69)%     (45.77)%      24.21%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)............ $   121,984     $124,755    $114,757    $ 94,848     $151,893     $341,777
    Ratio of operating expenses to average net
      assets.......................................        1.44%(6)     1.44%       1.62%       1.69%        1.52%        1.30%
    Ratio of net investment income/(loss)
      to average net assets........................        0.54%(6)    (0.43)%     (0.66)%     (0.74)%      (0.43)%      (0.39)%
    Portfolio turnover rate........................          52%          56%         71%        170%          99%          92%
    Ratio of operating expenses to average net
      assets without fee waivers, expenses
      reimbursed and/or fees reduced by credits
      allowed by the custodian(2)..................        1.44%(6)     1.44%       1.62%       1.69%        1.52%        1.36%

                                                      CLASS B
                                                      -------------------------
                                                      SIX MONTHS
                                                        ENDED
                                                       04/30/05
GROWTH FUND                                           (UNAUDITED)        2004
                                                      -----------      --------
NET ASSET VALUE, BEGINNING OF PERIOD...............   $     13.03      $  12.49
                                                      -----------      --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income/(loss)...................         (0.03)(5)     (0.17)(5)
    Net realized and unrealized gain/(loss) on
      investments..................................          0.21          0.71
                                                      -----------      --------
    Total from investment operations...............          0.18          0.54
                                                      -----------      --------
  LESS DISTRIBUTIONS:
    Dividends from net investment income...........         (0.03)           --
    Distributions from net realized capital gains..            --            --
                                                      -----------      --------
    Total distributions............................         (0.03)           --
                                                      -----------      --------
NET ASSET VALUE, END OF PERIOD.....................   $     13.18      $  13.03
                                                      ===========      ========
TOTAL RETURN(1)....................................          1.32%         4.40%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)............   $   100,162      $110,794
    Ratio of operating expenses to average net
      assets.......................................          2.39%(6)      2.35%
    Ratio of net investment income/(loss)
      to average net assets........................         (0.41)%(6)    (1.34)%
    Portfolio turnover rate........................            52%           56%
    Ratio of operating expenses to average net
      assets without fee waivers, expenses
      reimbursed and/or fees reduced by credits
      allowed by the custodian(2)..................          2.39%(6)      2.35%

------------
(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.

      The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)   The Mid Cap Stock Fund commenced operations on March 1, 2000.

(4)   The Funds commenced selling Class C shares on March 1, 2002.

(5)   Per share numbers have been calculated using the average shares method.

(6)   Annualized.

(7)   Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                                                                          CLASS C
                                                      ------------------------------------------------
                                                      SIX MONTHS
            YEARS ENDED OCTOBER 31                      ENDED              YEARS ENDED OCTOBER 31
------------------------------------------------       04/30/05       --------------------------------
 2003           2002         2001       2000(3)       (UNAUDITED)      2004        2003       2002(4)
--------     ---------     --------     --------      -----------     -------     -------     --------
$  12.09     $   13.31     $  12.51     $  10.00      $     16.36     $ 14.83     $ 12.10     $  13.60
--------     ---------     --------     --------      -----------     -------     -------     --------
   (0.13)(5)     (0.15)(5)    (0.15)(5)    (0.08)(5)         0.08(5)    (0.13)(5)   (0.12)(5)    (0.10)(5)
    2.86         (0.57)        1.00         2.59             0.80        1.70        2.85        (1.40)
--------     ---------     --------     --------      -----------     -------     -------     --------
    2.73         (0.72)        0.85         2.51             0.88        1.57        2.73        (1.50)
--------     ---------     --------     --------      -----------     -------     -------     --------

      --            --           --           --               --          --          --           --
      --         (0.50)       (0.05)          --            (0.60)      (0.04)         --           --
--------     ---------     --------     --------      -----------     -------     -------     --------
      --         (0.50)       (0.05)          --            (0.60)      (0.04)         --           --
--------     ---------     --------     --------      -----------     -------     -------     --------
$  14.82     $   12.09     $  13.31     $  12.51      $     16.64     $ 16.36     $ 14.83     $  12.10
========     =========     ========     ========      ===========     =======     =======     ========
   22.50%        (5.79)%       6.79%       25.10%            5.35%      10.60%      22.56%      (11.03)%

$ 17,405     $  13,229     $ 10,271     $  3,778      $     2,198     $ 1,769     $   550     $     55
    2.24%         2.26%        2.17%        2.16%(6)         2.01%(6)    2.04%       2.15%        2.24%(6)

   (1.01)%       (1.11)%      (1.06)%      (1.05)%(6)        0.91%(6)   (0.79)%     (0.92)%     (1.09)%(6)
      28%           27%          33%           9%              15%         23%          28%         27%

    2.24%         2.26%        2.17%        2.16%(6)         2.01%(6)    2.04%       2.15%        2.24%(6)

                               CLASS I
------------------------------------------------------------------------
SIX MONTHS
   ENDED                          YEARS ENDED OCTOBER 31
 04/30/05       --------------------------------------------------------
(UNAUDITED)       2004        2003        2002        2001      2000 (3)
-----------     --------    --------    --------    --------    --------
$     17.26     $  15.50    $  12.51    $  13.59    $  12.62    $  10.00
-----------     --------    --------    --------    --------    --------
       0.19(5)      0.08(5)     0.06(5)     0.04(5)     0.04(5)     0.02(5)
       0.85         1.78        2.97       (0.60)       1.00        2.60
-----------     --------    --------    --------    --------    --------
       1.04         1.86        3.03       (0.56)       1.04        2.62
-----------     --------    --------    --------    --------    --------

      (0.08)       (0.06)      (0.04)      (0.02)      (0.02)         --
      (0.60)       (0.04)         --       (0.50)      (0.05)         --
-----------     --------    --------    --------    --------    --------
      (0.68)       (0.10)      (0.04)      (0.52)      (0.07)         --
-----------     --------    --------    --------    --------    --------
$     17.62     $  17.26    $  15.50    $  12.51    $  13.59    $  12.62
===========     ========    ========    ========    ========    ========
       5.98%       12.02%      24.27%      (4.44)%      8.29%      26.20%

$   698,858     $616,052    $369,772    $231,409    $220,052    $176,653
       0.79%(6)     0.80%       0.81%       0.83%       0.81%       0.88%(6)

       2.13%(6)     0.45%       0.42%       0.32%       0.30%       0.23%(6)
         15%          23%         28%         27%         33%          9%

       0.79%(6)     0.80%       0.81%       0.83%       0.81%       0.88%(6)

                                                                             CLASS C
                                                      -------------------------------------------------
                                                      SIX MONTHS
            YEARS ENDED OCTOBER 31                      ENDED               YEARS ENDED OCTOBER 31
------------------------------------------------       04/30/05        --------------------------------
 2003           2002         2001         2000        (UNAUDITED)        2004       2003       2002(4)
--------     ---------     --------     --------      -----------      -------     -------     --------
$  10.55     $   14.13     $  30.78     $  28.29      $     13.13      $ 12.55     $ 10.56     $  13.48
--------     ---------     --------     --------      -----------      -------     -------     --------

   (0.18)(5)     (0.21)(5)    (0.24)(5)    (0.38)(5)        (0.01)(5)    (0.15)(5)   (0.14)(5)    (0.11)(5)
    2.12         (3.37)      (12.24)        6.70             0.21         0.73        2.13        (2.81)
--------     ---------     --------     --------      -----------      -------     -------     --------
    1.94         (3.58)      (12.48)        6.32             0.20         0.58        1.99         (2.92)
--------     ---------     --------     --------      -----------      -------     -------     --------

      --            --        (0.04)          --            (0.04)          --          --           --
      --            --        (4.13)       (3.83)              --           --          --           --
--------     ---------     --------     --------      -----------      -------     -------     --------
      --            --        (4.17)       (3.83)           (0.04)          --          --           --
--------     ---------     --------     --------      -----------      -------     -------     --------
$  12.49     $   10.55     $  14.13     $  30.78      $     13.29      $ 13.13     $ 12.55     $  10.56
========     =========     ========     ========      ===========      =======     =======     ========
   18.39%       (25.34)%     (46.19)%      23.28%            1.52%        4.62%      18.85%      (21.66)%

$129,239     $ 128,007     $220,108     $481,935      $     2,498      $ 1,981     $   565     $    199
    2.54%         2.54%        2.31%        2.05%            2.12%(6)     2.14%       2.19%        2.38%(6)

   (1.58)%       (1.59)%      (1.22)%      (1.14)%          (0.14)%(6)   (1.13)%     (1.23)%      (1.43)%(6)
      71%          170%          99%          92%              52%          56%         71%         170%

    2.54%         2.54%        2.31%        2.11%            2.12%(6)     2.14%       2.19%        2.38%(6)

                                         CLASS I
--------------------------------------------------------------------------------------
SIX MONTHS
  ENDED                                   YEARS ENDED OCTOBER 31
 04/30/05       ----------------------------------------------------------------------
(UNAUDITED)         2004         2003             2002           2001          2000
-----------     -----------    ---------       ----------     ----------    ----------
$     14.96     $     14.13    $   11.74       $    15.48     $    33.23    $    29.96
-----------     -----------    ---------       ----------     ----------    ----------

       0.09(5)         0.02(5)      0.00(5)(7)      (0.01)(5)       0.02(5)       0.01(5)
       0.24            0.81         2.39            (3.73)        (13.31)         7.09
-----------     -----------    ---------       ----------     ----------    ----------
       0.33            0.83         2.39            (3.74)        (13.29)         7.10
-----------     -----------    ---------       ----------     ----------    ----------

      (0.07)             --           --               --          (0.33)           --
         --              --           --               --          (4.13         (3.83)
-----------     -----------    ---------       ----------     ----------    ----------
      (0.07)             --           --               --          (4.46)        (3.83)
-----------     -----------    ---------       ----------     ----------    ----------
$     15.22     $     14.96    $   14.13       $    11.74     $    15.48    $    33.23
===========     ===========    =========       ==========     ==========    ==========
       2.18%           5.95%       20.27%          (24.16)%       (45.50)%       24.73%

$ 1,405,942     $ 1,281,900    $ 664,334       $  357,296     $  203,646    $  399,028
       0.83%(6)        0.86%        0.92%            1.03%          1.00%         0.90%

       1.15%(6)        0.15%        0.04%           (0.08)%         0.09%         0.01%
         52%             56%          71%             170%            99%           92%

       0.83%(6)        0.86%        0.92%            1.03%          1.00%         0.96%

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

                                                                           CLASS A                           CLASS B
                                                                ------------------------------     --------------------------
                                                                  SIX MONTHS          YEAR         SIX MONTHS        YEAR
                                                                    ENDED            ENDED           ENDED          ENDED
                                                                  04/30/05         OCTOBER 31       04/30/05       OCTOBER 31
SMALL CAP VALUE FUND                                             (UNAUDITED)         2004 (3)      (UNAUDITED)      2004 (3)
                                                                ------------       -----------     -----------     ---------
NET ASSET VALUE, BEGINNING OF PERIOD........................    $      10.81       $     10.00     $     10.74     $    10.00
                                                                ------------       -----------     -----------     ----------

  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income/(loss)............................            0.03(4)           0.05(4)        (0.02)(4)      (0.01)(4)
    Net realized and unrealized gain on investments.........            0.94              0.76            0.94           0.75
                                                                ------------       -----------     -----------     ----------
    Total from investment  operations.......................            0.97              0.81            0.92           0.74
                                                                ------------       -----------     -----------     ----------

  LESS DISTRIBUTIONS:
    Dividends from net investment income....................           (0.10)               --           (0.06)            --
    Distributions from net realized capital gains...........              --                --              --             --
                                                                ------------       -----------     -----------     ----------

    Total distributions.....................................           (0.10)               --           (0.06)            --
                                                                ------------       -----------     -----------     ----------

NET ASSET VALUE, END OF PERIOD..............................    $      11.68       $     10.81     $     11.60     $    10.74
                                                                ============       ===========     ===========     ==========

TOTAL RETURN(1).............................................            8.95%             8.10%           8.55%          7.40%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s).....................    $      8,183       $     2,978     $     1,974     $      631
    Ratio of operating expenses to average net assets.......            1.30%(6)          1.33%(6)        2.18%(6)       2.23%(6)
    Ratio of net investment income/(loss)
      to average net assets.................................            0.47%(6)          0.77%(6)      (0.41)%(6)     (0.13)%(6)
    Portfolio turnover rate.................................              24%               36%             24%            36%
    Ratio of operating expenses to average net assets
      without fee waivers, expenses reimbursed and/or
      fees reduced by credits allowed by the custodian(2)               1.30%(6)          1.33%(6)        2.18%(6)       2.23%(6)


                                                                                      CLASS A
                                                 ---------------------------------------------------------------------------
                                                 SIX MONTHS
                                                   ENDED                     YEARS ENDED OCTOBER 31
                                                 04/30/05   ----------------------------------------------------------------
SMALL CAP GROWTH FUND                            (UNAUDITED)        2004          2003       2002         2001        2000
                                                 -----------      --------      --------   --------     --------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $     13.00      $  13.42      $   8.21   $  13.60     $  26.67   $   19.61
                                                 -----------      --------      --------   --------     --------   ---------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss........................        (0.07)        (0.14)(4)     (0.09)(4)  (0.14)(4)    (0.20)      (0.27)(4)
    Net realized and unrealized gain/
    (loss) on investments                              (1.15)        (0.28)         5.30      (4.28)       (9.56)      10.01
                                                 -----------      --------      --------   --------     --------   ---------
    Total from investment operations...........        (1.22)        (0.42)         5.21      (4.42)       (9.76)       9.74
                                                 -----------      --------      --------   --------     --------   ---------
  LESS DISTRIBUTIONS:
    Dividends from net investment income.......           --            --            --         --           --          --
    Distributions from net realized capital
    gains......................................           --            --            --      (0.97)       (3.31)      (2.68)
                                                 -----------      --------      --------   --------     --------   ---------
    Total Distributions........................           --            --            --      (0.97)       (3.31)      (2.68)
                                                 -----------      --------      --------   --------     --------   ---------
NET ASSET VALUE, END OF PERIOD.................  $     11.78      $  13.00      $  13.42   $   8.21     $  13.60   $   26.67
                                                 ===========      ========      ========   ========     ========   =========

TOTAL RETURN(1)................................        (9.39)%       (3.13)%       63.46%    (35.71)%     (40.84)%     53.57%
  RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)........  $    76,809      $ 92,919      $ 81,234   $ 42,984     $ 66,262   $ 132,274
    Ratio of operating expenses to average
    net assets.................................         1.51%(6)      1.46%         1.64%      1.68%        1.52%       1.42%
    Ratio of net investment loss to average
    net assets.................................        (1.01)%(6)    (1.01)%       (0.86)%    (1.20)%      (1.03)%     (0.96)%
    Portfolio turnover rate....................          205%           53%           40%        21%          46%         49%
    Ratio of operating expenses to average
     net assets without fee waivers, expenses
     reimbursed and/or fees reduced by credits
     allowed by the custodian(2)                        1.51%(6)      1.46%         1.64%       1.68%       1.52%       1.43%


                                                           CLASS B
                                                 ----------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                  04/30/05          ---------
SMALL CAP GROWTH FUND                            (UNAUDITED)          2004
                                                 -----------        ---------
NET ASSET VALUE, BEGINNING OF PERIOD...........  $     11.46        $   11.96
                                                 -----------        ---------

  INCOME FROM INVESTMENT OPERATIONS:
    Net investment loss........................        (0.14)           (0.26)(4)
    Net realized and unrealized gain/
    (loss) on investments                              (1.00)           (0.24)
                                                 -----------        ---------
    Total from investment operations...........        (1.14)           (0.50)
                                                 -----------        ---------
  LESS DISTRIBUTIONS:
    Dividends from net investment income.......           --               --
    Distributions from net realized capital
    gains......................................           --               --
                                                 -----------        ---------
    Total Distributions........................           --               --
                                                 -----------        ---------
NET ASSET VALUE, END OF PERIOD.................  $     10.32        $   11.46
                                                 ===========        =========

TOTAL RETURN(1)................................        (9.95)%          (4.18)%
  RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)........  $     9,286        $  12,181
    Ratio of operating expenses to average
    net assets.................................         2.63%(6)         2.54%
    Ratio of net investment loss to average
    net assets.................................        (2.13)%(6)       (2.09)%
    Portfolio turnover rate....................          205%              53%
    Ratio of operating expenses to average
     net assets without fee waivers, expenses
     reimbursed and/or fees reduced by credits
     allowed by the custodian(2)                        2.63%(6)         2.54%


--------------------

(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.

      The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)   The Small Cap Value Fund commenced operations on March 1,2004.

(4)   Per share numbers have been calculated using the average shares method.

(5)   Amount represents less than $0.01 per share.

(6)   Annualized.

(7)   The Small Cap Growth Fund commenced selling Class C shares on March
      1,2002.

(8)   The Small Cap Growth Fund commenced selling Class I shares on January
      5,2000.

                       See Notes to Financial Statements.

           CLASS C                                      CLASS I
--------------------------------          -----------------------------
SIX MONTHS             YEAR                SIX MONTHS           YEAR
 ENDED                ENDED                  ENDED             ENDED
 04/30/05           OCTOBER 31             04/30/05          OCTOBER 31
UNAUDITED)            2004 (3)            (UNAUDITED)         2004 (3)
-----------         ------------          -----------        ----------

$     10.76         $      10.00          $     10.83        $    10.00
-----------         ------------          -----------        ----------

      (0.02)(4)            (0.00)(4)(5)          0.05(4)           0.08(4)
       0.93                 0.76                 0.95              0.75
-----------         ------------          -----------        ----------
       0.91                 0.76                 1.00              0.83
-----------         ------------          -----------        ----------

      (0.05)                  --                (0.11)               --
         --                   --                   --                --
-----------         ------------          -----------        ----------
      (0.05)                  --                (0.11)               --
-----------         ------------          -----------        ----------
$     11.62         $      10.76          $     11.72        $    10.83
===========         ============          ===========        ==========
       8.45%                7.60%                9.23%             8.30%

$       737         $        414          $   305,796        $  268,310
       2.18%(6)             2.13%(6)             0.91%(6)          0.95%(6)

      (0.41)%(6)           (0.03)%(6)            0.86%(6)          1.15%(6)
         24%                  36%                  24%               36%

       2.18%(6)             2.13%(6)             0.91%(6)          0.95%(6)

                                                                              CLASS C
--------------------------------------------------      --------------------------------------------------------
                                                         SIX MONTHS
            YEARS ENDED OCTOBER 31                        ENDED               YEARS ENDED OCTOBER 31
--------------------------------------------------       04/30/05         --------------------------------------
  2003          2002          2001       2000           (UNAUDITED)         2004          2003         2002 (7)
--------      --------      --------    ----------      -----------       ---------     --------      ----------
$   7.40      $  12.46      $  24.93    $    18.61      $     11.59       $   12.06     $   7.42      $    11.51
--------      --------      --------    ----------      -----------       ---------     --------      ----------

   (0.18)(4)     (0.23)(4)     (0.32)        (0.47)(4)        (0.13)          (0.23)(4)    (0.14)(4)       (0.10)(4)
    4.74         (3.86)        (8.84)         9.47            (1.00)          (0.24)        4.78           (3.99)
--------      --------      --------    ----------      -----------       ---------     --------      ----------
    4.56         (4.09)        (9.16)         9.00            (1.13)          (0.47)        4.64           (4.09)
--------      --------      --------    ----------      -----------       ---------     --------      ----------

      --            --            --            --               --              --           --              --
      --         (0.97)        (3.31)        (2.68)              --              --           --              --
--------      --------      --------    ----------      -----------       ---------     --------      ----------
      --         (0.97)        (3.31)        (2.68)              --              --           --              --
--------      --------      --------    ----------      -----------       ---------     --------      ----------
$  11.96      $   7.40      $  12.46    $    24.93      $     10.46       $   11.59     $  12.06      $     7.42
========      ========      ========    ==========      ===========       =========     ========      ==========
   61.62%       (36.36)%      (41.35)%       52.34%           (9.75)%         (3.90)%      62.53%         (35.53)%

$ 18,037      $ 14,238      $ 29,346    $   54,407      $       669       $     871     $    404      $       69
    2.81%         2.64%         2.42%         2.24%            2.35%(6)        2.28%        2.28%           2.25%(6)
   (2.03)%       (2.16)%       (1.93)%       (1.78)%          (1.85)%(6)      (1.83)%      (1.50)%         (1.77)%(6)
      40%           21%           46%           49%             205%             53%          40%             21%

    2.81%         2.64%         2.42%         2.25%            2.35%(6)        2.28%        2.28%           2.25%(6)

                                  CLASS I
--------------------------------------------------------------------------------
 SIX MONTHS
  ENDED                      YEARS ENDED OCTOBER 31
 04/30/05        ---------------------------------------------------------------
(UNAUDITED)        2004        2003         2002             2001        2000 (8)
-----------      --------     --------      --------      ---------    ---------
$     13.39      $  13.76     $   8.35      $  13.74      $   26.77    $   24.98
-----------      --------     --------      --------      ---------    ---------

      (0.04)        (0.07)(4)    (0.02)(4)     (0.06)(4)      (0.06)       (0.15)(4)
      (1.18)        (0.30)        5.43         (4.36)         (9.66)        1.94
-----------      --------     --------      --------      ---------    ---------
      (1.22)        (0.37)        5.41         (4.42)         (9.72)        1.79
-----------      --------     --------      --------      ---------    ---------

         --            --           --            --             --           --
         --            --           --         (0.97)         (3.31)          --
-----------      --------     --------      --------      ---------    ---------
         --            --           --         (0.97)         (3.31)          --
-----------      --------     --------      --------      ---------    ---------
$     12.17      $  13.39     $  13.76      $   8.35      $   13.74    $   26.77
===========      ========     ========      ========      =========    =========
      (9.11)%       (2.62)%      64.67%       (35.32)%       (40.49)%       7.21%

$   193,095      $237,582     $337,271      $123,620      $ 134,462    $ 150,073
       0.98%(6)      0.95%        0.96%         1.00%          0.97%        0.98%(6)
      (0.48)%(6)    (0.50)%      (0.18)%       (0.52)%        (0.48)%      (0.52)%(6)
        205%           53%          40%           21%            46%          49%

       0.98%(6)      0.95%        0.96%         1.00%          0.97%        0.99%(6)


                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

                                                                                     CLASS A
                                                    --------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                           YEARS ENDED OCTOBER 31
                                                     04/30/05       ----------------------------------------------------------
INTERNATIONAL GROWTH FUND                           (UNAUDITED)       2004        2003         2002         2001        2000
                                                    -----------     --------    --------     --------     --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD ............   $      9.21     $   8.38    $   6.76     $   7.61     $  10.97    $  11.14
                                                    -----------     --------    --------     --------     --------    --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income/(loss) ................          0.05(4)      0.06(4)     0.03(4)     (0.02)(4)    (0.02)      (0.03)(4)
    Net realized and unrealized gain/(loss) on
     investments.................................          0.45         0.85        1.63        (0.75)       (2.67)       0.00(5)
                                                    -----------     --------    --------     --------     --------    --------
    Total from investment operations ............          0.50         0.91        1.66        (0.77)       (2.69)      (0.03)
                                                    -----------     --------    --------     --------     --------    --------

  LESS DISTRIBUTIONS:
    Dividends from net investment income ........         (0.09)       (0.08)      (0.04)       (0.08)       (0.01)      (0.14)
    Distributions from net realized capital gains             -            -           -            -        (0.66)      (0.00)(5)
                                                    -----------     --------    --------     --------     --------    --------
    Total distributions .........................         (0.09)       (0.08)      (0.04)       (0.08)       (0.67)      (0.14)
                                                    -----------     --------    --------     --------     --------    --------
    Redemption Fees .............................             -         0.00(5)     0.00(5)      0.00(5)         -           -
                                                    -----------     --------    --------     --------     --------    --------
NET ASSET VALUE, END OF PERIOD ..................   $      9.62     $   9.21    $   8.38     $   6.76     $   7.61    $  10.97
                                                    ===========     ========    ========     ========     ========    ========

TOTAL RETURN(1) .................................          5.67%       10.89%      24.75%      (10.36)%     (25.99)%     (0.43)%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s) .........   $    45,851     $ 38,864    $ 26,429     $ 21,317     $ 16,636    $ 28,997
    Ratio of operating expenses to average net
     assets......................................          1.41%(6)     1.49%       1.70%        1.93%        1.93%       1.78%
    Ratio of net investment income/(loss) to
     average net assets .........................          0.95%(6)     0.68%       0.47%       (0.20)%      (0.25)%     (0.25)%
    Portfolio turnover rate .....................            14%          20%         19%          25%          27%         37%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses
     reimbursed and/or fees reduced by credits
     allowed by the custodian(2) ................          1.41%(6)     1.49%       1.70%        1.93%        1.93%       1.78%

                                                            CLASS B
                                                    -----------------------
                                                    SIX MONTHS
                                                       ENDED
                                                     04/30/05
INTERNATIONAL GROWTH FUND                           (UNAUDITED)      2004
                                                    -----------     -------
NET ASSET VALUE, BEGINNING OF PERIOD ............   $      8.80     $   8.03
                                                    -----------     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income/(loss) ................         (0.01)(4)    (0.04)(4)
    Net realized and unrealized gain/(loss) on
     investments.................................          0.44         0.81
                                                    -----------     --------
    Total from investment operations ............          0.43         0.77
                                                    -----------     --------

  LESS DISTRIBUTIONS:
    Dividends from net investment income ........             -            -
    Distributions from net realized capital gains             -            -
                                                    -----------     --------
    Total distributions .........................             -            -
                                                    -----------     --------
    Redemption Fees .............................             -         0.00(5)
                                                    -----------     --------
NET ASSET VALUE, END OF PERIOD ..................   $      9.23     $   8.80
                                                    ===========     ========

TOTAL RETURN(1) .................................          5.11%        9.59%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s) .........   $     4,391     $  3,630
    Ratio of operating expenses to average net
     assets......................................          2.48%(6)     2.62%
    Ratio of net investment income/(loss) to
     average net assets .........................         (0.12)%(6)   (0.45)%
    Portfolio turnover rate .....................            14%          20%
    Ratio of operating expenses to average net
     assets without fee waivers, expenses
     reimbursed and/or fees reduced by credits
     allowed by the custodian(2) ................          2.48%(6)     2.62%

                                                                                     CLASS A
                                                    --------------------------------------------------------------------------
                                                    SIX MONTHS
                                                      ENDED                           YEARS ENDED OCTOBER 31
                                                     04/30/05       ----------------------------------------------------------
SHORT TERM INCOME FUND                              (UNAUDITED)       2004        2003         2002         2001        2000
                                                    -----------     --------    --------     --------     --------    --------
NET ASSET VALUE, BEGINNING OF PERIOD ............   $      2.38     $   2.39    $   2.34     $   2.41     $   2.29    $   2.29
                                                    -----------     --------    --------     --------     --------    --------

  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income .......................          0.04         0.08        0.09         0.12         0.13        0.13
    Net realized and unrealized gain/(loss) on
      investments................................         (0.04)       (0.01)       0.06        (0.07)        0.12       (0.00)(5)
                                                    -----------     --------    --------     --------     --------    --------
    Total from investment operations ............          0.00(5)      0.07        0.15         0.05         0.25        0.13
                                                    -----------     --------    --------     --------     --------    --------

  LESS DISTRIBUTIONS:
    Dividends from net investment income ........         (0.04)       (0.08)      (0.10)       (0.12)       (0.13)      (0.13)
                                                    -----------     --------    --------     --------     --------    --------
NET ASSET VALUE, END OF PERIOD ..................   $      2.34     $   2.38    $   2.39     $   2.34     $   2.41    $   2.29
                                                    ===========     ========    ========     ========     ========    ========
TOTAL RETURN(1)  ................................         (0.30)%       2.87%       6.28%        2.18%       11.31%      (5.70)%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s) .........   $    42,910     $ 54,082    $ 71,920     $ 28,106     $ 18,929    $ 20,224
    Ratio of operating expenses to average net             0.82%(6)     0.83%       0.84%        0.96%        0.83%       0.99%
      assets ....................................
    Ratio of net investment income to average net          3.28%(6)     3.23%       3.58%        5.03%        5.63%       5.55%
      assets ....................................
    Portfolio turnover rate .....................             6%          14%         33%          28%          27%         14%
    Ratio of operating expenses to average net
      assets without fee waivers, expenses
      reimbursed and/or fees reduced by credits
      allowed by the custodian(2) ...............          0.94%(6)     0.92%       0.97%        1.09%        1.15%       1.29%

                                                            CLASS B
                                                    -----------------------
                                                    SIX MONTHS
                                                       ENDED
                                                     04/30/05
SHORT TERM INCOME FUND                              (UNAUDITED)       2004
                                                    -----------     --------
NET ASSET VALUE, BEGINNING OF PERIOD ............   $      2.38     $   2.39
                                                    -----------     --------

  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income .......................          0.03         0.06
    Net realized and unrealized gain/(loss) on
      investments................................         (0.04)       (0.01)
                                                    -----------     --------
    Total from investment operations ............         (0.01)        0.05
                                                    -----------     --------

  LESS DISTRIBUTIONS:
    Dividends from net investment income ........         (0.03)       (0.06)
                                                    -----------     --------
NET ASSET VALUE, END OF PERIOD ..................   $      2.34     $   2.38
                                                    ===========     ========
TOTAL RETURN(1)  ................................         (0.40)%       2.11%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s) .........   $    26,800     $ 31,812
    Ratio of operating expenses to average net             1.57%(6)     1.58%
      assets ....................................
    Ratio of net investment income to average net          2.53%(6)     2.48%
      assets ....................................
    Portfolio turnover rate .....................             6%          14%
    Ratio of operating expenses to average net
      assets without fee waivers, expenses
      reimbursed and/or fees reduced by credits
      allowed by the custodian(2) ...............          1.71%(6)     1.70%

-----------------
(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.
      The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)   The Funds commenced selling Class C shares on March 1, 2002.

(4)   Per share numbers have been calculated using the average shares method.

(5)   Amount represents less than $0.01 per share.

(6)   Annualized.

                       See Notes to Financial Statements.

                                                                         CLASS C
                                                  -----------------------------------------------------
                                                  SIX MONTHS
           YEARS ENDED OCTOBER 31                    ENDED                 YEARS ENDED OCTOBER 31
--------------------------------------------        04/30/05         ----------------------------------
 2003          2002         2001      2000        (UNAUDITED)         2004         2003         2002(3)
-------      -------      -------   --------      -----------        -------      -------      --------
$  6.51      $  7.35      $ 10.70   $  10.87      $      8.75        $  8.02      $  6.53      $   7.55
-------      -------      -------   --------      -----------        -------      -------      --------

  (0.05)(4)    (0.09)(4)    (0.10)     (0.12)(4)         0.00(4)(5)    (0.02)(4)    (0.03)(4)     (0.05)(4)
   1.57        (0.73)       (2.58)      0.02             0.43           0.81         1.56         (0.96)
-------      -------      -------   --------      -----------        -------      -------      --------
   1.52        (0.82)       (2.68)     (0.10)            0.43           0.79         1.53         (1.01)
-------      -------      -------   --------      -----------        -------      -------      --------

      -        (0.02)       (0.01)     (0.07)           (0.06)         (0.06)       (0.04)        (0.01)
      -            -        (0.66)     (0.00)(5)            -              -            -             -
-------      -------      -------   --------      -----------        -------      -------      --------
      -        (0.02)       (0.67)     (0.07)           (0.06)         (0.06)       (0.04)        (0.01)
-------      -------      -------   --------      -----------        -------      -------      --------
   0.00(5)      0.00(5)         -          -                -           0.00(5)      0.00(5)       0.00(5)
-------      -------      -------   --------      -----------        -------      -------      --------
$  8.03      $  6.51      $  7.35   $  10.70      $      9.12        $  8.75      $  8.02      $   6.53
=======      =======      =======   ========      ===========        =======      =======      ========
  23.35%      (11.23)%     (26.68)%    (1.03)%           5.22%          9.87%       23.57%       (13.34)%

$ 4,020      $ 4,732      $ 7,172   $ 12,272      $       841        $   445      $    91      $     53
   2.91%        2.91%        2.74%      2.48%            2.33%(6)       2.36%        2.64%         2.67%(6)

  (0.74)%      (1.18)%      (1.06)%    (0.95)%           0.03%(6)      (0.19)%      (0.47)%       (0.94)%(6)
     19%          25%          27%        37%              14%            20%          19%           25%

   2.91%        2.91%        2.74%      2.48%            2.33%(6)       2.36%        2.64%         2.67%(6)

                                       CLASS I
--------------------------------------------------------------------------------
SIX MONTHS
   ENDED                              YEARS ENDED OCTOBER 31
04/30/05        ----------------------------------------------------------------
(UNAUDITED)      2004           2003          2002           2001        2000
-----------     ---------     ---------     ---------     ---------    ---------
$      9.26     $    8.43     $    6.80     $    7.69     $   11.00    $   11.16
-----------     ---------     ---------     ---------     ---------    ---------

       0.07(4)       0.11(4)       0.08(4)       0.04(4)       0.04         0.05(4)
       0.46          0.84          1.64         (0.75)        (2.68)        0.00(5)
-----------     ---------     ---------     ---------     ---------    ---------
       0.53          0.95          1.72         (0.71)        (2.64)        0.05
-----------     ---------     ---------     ---------     ---------    ---------

      (0.13)        (0.12)        (0.09)        (0.18)        (0.01)       (0.21)
          -             -             -             -         (0.66)       (0.00)(5)
-----------     ---------     ---------     ---------     ---------    ---------
      (0.13)        (0.12)        (0.09)        (0.18)        (0.67)       (0.21)
-----------     ---------     ---------     ---------     ---------    ---------
          -          0.00(5)       0.00(5)       0.00(5)          -            -
-----------     ---------     ---------     ---------     ---------    ---------
$      9.66     $    9.26     $    8.43     $    6.80     $    7.69    $   11.00
===========     =========     =========     =========     =========    =========
       5.95%        11.38%        25.56%        (9.61)%      (25.53)%       0.26%

$   643,235     $ 539,471     $ 317,493     $ 185,137     $ 124,886    $ 145,176
       0.95%(6)      0.99%         1.07%         1.19%         1.18%        1.14%

       1.41%(6)      1.18%         1.10%         0.54%         0.50%        0.39%
         14%           20%           19%           25%           27%          37%

       0.95%(6)      0.99%         1.07%         1.19%         1.18%        1.14%

                                                                          CLASS C
                                                  -----------------------------------------------------
                                                  SIX MONTHS
           YEARS ENDED OCTOBER 31                    ENDED                 YEARS ENDED OCTOBER 31
--------------------------------------------        04/30/05         ----------------------------------
 2003          2002         2001      2000        (UNAUDITED)         2004         2003         2002(3)
-------      -------      -------   --------      -----------        -------      -------      --------
$  2.34      $  2.41      $  2.29   $   2.29      $      2.38        $  2.39      $  2.34      $   2.37
-------      -------      -------   --------      -----------        -------      -------      --------

   0.07         0.10         0.12       0.11             0.03           0.06         0.07          0.07
   0.06        (0.07)        0.12      (0.00)(5)        (0.04)         (0.01)        0.06         (0.03)
-------      -------      -------   --------      -----------        -------      -------      --------
   0.13         0.03         0.24       0.11            (0.01)          0.05         0.13          0.04
-------      -------      -------   --------      -----------        -------      -------      --------

  (0.08)       (0.10)       (0.12)     (0.11)           (0.03)         (0.06)       (0.08)        (0.07)
-------      -------      -------   --------      -----------        -------      -------      --------
$  2.39      $  2.34      $  2.41   $   2.29      $      2.34        $  2.38      $  2.39      $   2.34
=======      =======      =======   ========      ===========        =======      =======      ========
   5.49%        1.41%       10.52%      5.12%           (0.40)%         2.10%        5.48%         1.61%

$44,310      $24,621      $ 6,595   $  3,461      $    16,767        $18,970      $17,843      $  5,743
   1.59%        1.71%        1.54%      1.55%            1.57%(6)       1.58%        1.59%         1.68%(6)
   2.83%        4.28%        4.92%      4.99%            2.53%(6)       2.48%        2.83%         4.31%(6)
     33%          28%          27%        14%               6%            14%          33%           28%

   1.70%        1.77%        1.86%      1.85%            1.66%(6)       1.66%        1.65%         1.68%(6)

                                       CLASS I
--------------------------------------------------------------------------------
SIX MONTHS
   ENDED                              YEARS ENDED OCTOBER 31
04/30/05        ----------------------------------------------------------------
(UNAUDITED)       2004          2003          2002           2001        2000
-----------     ---------     ---------     ---------     ---------    ---------
$      2.38     $    2.39     $    2.34     $    2.41     $    2.29    $    2.29
-----------     ---------     ---------     ---------     ---------    ---------

       0.04          0.08          0.09          0.13          0.15         0.14
      (0.04)        (0.01)         0.06         (0.07)         0.12        (0.00)(5)
-----------     ---------     ---------     ---------     ---------    ---------
       0.00(5)       0.07          0.15          0.06          0.27         0.14
-----------     ---------     ---------     ---------     ---------    ---------

      (0.04)        (0.08)        (0.10)        (0.13)        (0.15)       (0.14)
-----------     ---------     ---------     ---------     ---------    ---------
$      2.34     $    2.38     $    2.39     $    2.34     $    2.41    $    2.29
===========     =========     =========     =========     =========    =========
       0.10%         3.13%         6.55%         2.53%        11.93%        6.43%

$   184,032     $ 168,947     $ 129,443     $  89,210     $ 110,710    $  93,741
       0.57%(6)      0.58%         0.59%         0.61%         0.27%        0.30%
       3.53%(6)      3.48%         3.83%         5.38%         6.19%        6.24%
          6%           14%           33%           28%           27%          14%

       0.57%(6)      0.58%         0.59%         0.61%         0.59%        0.60%

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

                                                                      CLASS A                                       CLASS B
                                         ------------------------------------------------------------------ ------------------------
                                          SIX MONTHS                                                         SIX MONTHS
                                            ENDED                         YEARS ENDED OCTOBER 31                ENDED
                                          04/30/05    -----------------------------------------------------   04/30/05
U.S. GOVERNMENT SECURITIES FUND          (UNAUDITED)    2004         2003       2002      2001      2000     (UNAUDITED)   2004
                                         -----------  ----------- ----------- --------- --------- --------- ------------ -----------
NET ASSET VALUE, BEGINNING OF
 PERIOD................................  $  10.88     $  10.89    $  11.19    $  11.20  $  10.55  $  10.51  $  10.87     $  10.88
                                         --------     --------    --------    --------  --------  --------  --------     --------
 INCOME FROM INVESTMENT OPERATIONS:
  Net investment income................      0.21         0.40(4)     0.40(4)     0.54      0.62      0.63      0.17         0.32(4)
  Net realized and unrealized gain/
   (loss) on investments...............     (0.10)        0.05       (0.19)       0.04      0.65      0.04     (0.10)        0.05
                                         --------     --------    --------    --------  --------  --------  --------     --------
  Total from investment operations.....      0.11         0.45        0.21        0.58      1.27      0.67      0.07         0.37
                                         --------     --------    --------    --------  --------  --------  --------     --------
 LESS DISTRIBUTIONS:
  Dividends from net investment
   income..............................     (0.23)       (0.46)      (0.51)      (0.59)    (0.62)    (0.63)    (0.19)       (0.38)
                                         --------     --------    --------    --------  --------  --------  --------     --------
NET ASSET VALUE, END OF PERIOD.........  $  10.76     $  10.88    $  10.89    $  11.19  $  11.20  $  10.55  $  10.75     $  10.87
                                         ========     ========    ========    ========  ========  ========  ========     ========
TOTAL RETURN(1)........................      1.02%        4.26%       1.94%       5.37%    12.39%     6.65%     0.65%        3.50%
 RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
  Net assets, end of period
   (in 000s)...........................  $132,235     $134,896    $176,859    $196,222  $174,047  $168,728  $137,994     $157,900
  Ratio of operating expenses to
   average net assets..................      0.93%(5)     0.93%       0.93%       0.96%     0.95%     0.96%     1.67%(5)     1.65%
  Ratio of net investment income to
   average net assets..................      3.86%(5)     3.64%       3.59%       4.91%     5.71%     6.12%     3.12%(5)     2.92%
  Portfolio turnover rate..............        13%          30%         62%         48%       30%       13%       13%          30%
  Ratio of operating expenses to
   average net assets without fee
   waivers, expenses reimbursed
   and/or fees reduced by credits
   allowed by the custodian(2).........      0.93%(5)     0.93%       0.93%       0.96%     0.95%     0.99%     1.67%(5)     1.65%

                                                                         CLASS A                                     CLASS B
                                             ---------------------------------------------------------------- ----------------------
                                              SIX MONTHS                                                       SIX MONTHS
                                                ENDED                     YEARS ENDED OCTOBER 31                  ENDED
                                              04/30/05    ---------------------------------------------------   04/30/05
INCOME FUND                                  (UNAUDITED)      2004     2003       2002      2001      2000     (UNAUDITED)    2004
                                             -----------  --------- ---------   --------- --------- --------- ------------ ---------
NET ASSET VALUE, BEGINNING OF  PERIOD......  $   9.46     $   9.35  $   9.02    $   9.32  $   8.90  $   8.99  $   9.49     $   9.37
                                             --------     --------  --------    --------  --------  --------  --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income...................      0.22         0.46      0.51        0.60      0.62      0.62      0.19         0.39
   Net realized and unrealized gain/
    (loss) on investments..................     (0.19)        0.15      0.38       (0.28)     0.43     (0.09)    (0.19)        0.16
                                             --------     --------  --------    --------  --------  --------  --------     --------
   Total from investment operations........      0.03         0.61      0.89        0.32      1.05      0.53      0.00(6)      0.55
                                             --------     --------  --------    --------  --------  --------  --------     --------
  LESS DISTRIBUTIONS:
   Dividends from net investment income....     (0.23)       (0.50)    (0.56)      (0.62)    (0.63)    (0.62)    (0.20)       (0.43)
   Distributions from net realized
    capital gains..........................        --           --        --          --        --        --        --           --
                                             --------     --------  --------    --------  --------  --------  --------     --------
   Total distributions.....................     (0.23)       (0.50)    (0.56)      (0.62)    (0.63)    (0.62)    (0.20)       (0.43)
                                             --------     --------  --------    --------  --------  --------  --------     --------
NET ASSET VALUE, END OF PERIOD.............  $   9.26     $   9.46  $   9.35    $   9.02  $   9.32  $   8.90  $   9.29     $   9.49
                                             ========     ========  ========    ========  ========  ========  ========     ========
TOTAL RETURN(1)............................      0.40%        6.68%    10.10%       3.63%    12.21%     6.16%     0.04%        6.03%
  RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)....  $146,261     $147,695  $153,654    $130,512  $120,508  $131,665  $139,653     $152,065
    Ratio of operating expenses to
     average net assets....................      0.92%(5)     0.92%     0.94%       0.97%     0.97%     1.02%     1.66%(5)     1.65%
    Ratio of net investment income to
     average net assets....................      4.79%(5)     4.90%     5.42%       6.61%     6.86%     6.98%     4.05%(5)     4.17%
    Portfolio turnover rate................         8%          24%       33%         20%       35%       32%        8%          24%
    Ratio of operating expenses to average
     net assets without fee waivers,
     expenses reimbursed and/or fees
     reduced by credits allowed by the
     custodian(2)..........................      0.92%(5)     0.92%     0.94%       0.97%     0.97%     1.03%     1.66%(5)     1.65%

----------

(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.

      The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)   The Funds commenced selling Class C shares on March 1, 2002.

(4)   Per share numbers have been calculated using the average shares method.

(5)   Annualized.

(6)   Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

                                                                           CLASS C
                                                    -----------------------------------------------------
                                                     SIX MONTHS
              YEARS ENDED OCTOBER 31                   ENDED              YEARS ENDED OCTOBER 31
-------------------------------------------------     04/30/05     --------------------------------------
    2003         2002         2001         2000     (UNAUDITED)      2004         2003          2002 (3)
-----------    ---------    ---------    --------   -----------    ---------    --------      -----------
$  11.18       $  11.19     $  10.54     $ 10.50     $10.86        $10.87       $ 11.18       $ 11.00
--------       --------     --------     -------     ------        ------       -------       -------
    0.32(4)        0.46         0.54        0.56       0.17          0.32(4)       0.32(4)       0.33
   (0.19)          0.04         0.65        0.04      (0.11)         0.05         (0.20)         0.18
--------       --------     --------     -------     ------        ------       -------       -------
    0.13           0.50         1.19        0.60       0.06          0.37          0.12          0.51
--------       --------     --------     -------     ------        ------       -------       -------

   (0.43)         (0.51)       (0.54)      (0.56)     (0.19)        (0.38)        (0.43)        (0.33)
--------       --------     --------     -------     ------        ------       -------       -------
$  10.88       $  11.18     $  11.19     $ 10.54     $10.73        $10.86       $ 10.87       $ 11.18
========       ========     ========     =======     ======        ======       =======       =======
    1.20%          4.62%       11.59%       5.91%      0.57%         3.53%         1.12%         4.74%

$251,153       $271,440     $128,155     $55,071     $6,245        $6,279       $13,354       $11,634
    1.66%          1.68%        1.67%       1.66%      1.64%(5)      1.64%         1.64%         1.63%(5)
    2.86%          4.19%        4.99%       5.42%      3.15%(5)      2.93%         2.88%         4.24%(5)
      62%            48%          30%         13%        13%           30%           62%           48%

    1.66%          1.68%        1.67%       1.69%      1.64%(5)      1.64%         1.64%         1.63%(5)

                                          CLASS I
 ------------------------------------------------------------------------------------------
   SIX MONTHS
     ENDED                                  YEARS ENDED OCTOBER 31
   04/30/05         -----------------------------------------------------------------------
  (UNAUDITED)            2004             2003           2002         2001          2000
  -----------       -------------     -----------     ---------     ---------     ---------
 $    10.88         $    10.89        $  11.19        $  11.20      $  10.55      $  10.51
 ----------         ----------        --------        --------      --------      --------
       0.23               0.44(4)         0.44(4)         0.58          0.66          0.67
      (0.10)              0.05           (0.19)           0.04          0.65          0.04
 ----------         ----------        --------        --------      --------      --------
       0.13               0.49            0.25            0.62          1.31          0.71
 ----------         ----------        --------        --------      --------      --------

      (0.25)             (0.50)          (0.55)          (0.63)        (0.66)        (0.67)
 ----------         ----------        --------        --------      --------      --------
 $    10.76         $    10.88        $  10.89        $  11.19      $  11.20      $  10.55
 ==========         ==========        ========        ========      ========      ========
       1.22%              4.65%           2.32%           5.77%        12.81%         7.07%

 $1,463,788         $1,260,104        $658,676        $365,912      $301,656      $247,204
       0.54%(5)           0.55%           0.57%           0.58%         0.57%         0.56%
       4.25%(5)           4.02%           3.95%           5.29%         6.09%         6.52%
         13%                30%             62%             48%           30%           13%

       0.54%(5)           0.55%           0.57%           0.58%         0.57%         0.59%

                                                                       CLASS C
                                                 ----------------------------------------------------
                                                  SIX MONTHS
            YEARS ENDED OCTOBER 31                  ENDED               YEARS ENDED OCTOBER 31
---------------------------------------------      04/30/05     -------------------------------------
  2003         2002        2001       2000       (UNAUDITED)      2004          2003        2002 (3)
---------   ---------    --------   ---------    ------------   ---------    ----------   ----------
$   9.04    $   9.35     $  8.92    $   9.00     $   9.49       $   9.37     $    9.04    $  9.21
--------    --------     -------    --------     --------       --------     ---------    -------
    0.44        0.54        0.56        0.56         0.19           0.39          0.45       0.37
    0.38       (0.29)       0.44       (0.08)       (0.19)          0.16          0.38      (0.17)
--------    --------     -------    --------     --------       --------     ---------    -------
    0.82        0.25        1.00        0.48         0.00(6)        0.55          0.83       0.20
--------    --------     -------    --------     --------       --------     ---------    -------

   (0.49)      (0.56)      (0.57)      (0.56)       (0.20)         (0.43)        (0.50)     (0.37)
      --          --          --          --           --             --            --         --
--------    --------     -------    --------     --------       --------     ---------    -------
   (0.49)      (0.56)      (0.57)      (0.56)       (0.20)         (0.43)        (0.50)     (0.37)
--------    --------     -------    --------     --------       --------     ---------    -------
$   9.37    $   9.04     $  9.35    $   8.92     $   9.29       $   9.49     $    9.37    $  9.04
========    ========     =======    ========     ========       ========     =========    =======

    9.31%       2.79%      11.52%       5.53%        0.05%          6.02%         9.33%      2.25%

$194,396    $142,186     $72,472    $ 39,347     $ 10,986       $ 11,580     $  15,274    $ 7,710
    1.65%       1.68%       1.69%       1.73%        1.65%(5)       1.65%         1.63%      1.62%(5)
    4.71%       5.90%       6.14%       6.27%        4.06%(5)       4.17%         4.73%      5.96%(5)
      33%         20%         35%         32%           8%            24%           33%        20%

    1.65%       1.68%       1.69%       1.74%        1.65%(5)       1.65%         1.63%      1.62%(5)

                                 CLASS I
-------------------------------------------------------------------------
 SIX MONTHS
   ENDED                         YEARS ENDED OCTOBER 31
  04/30/05     ----------------------------------------------------------
 (UNAUDITED)     2004         2003        2002        2001         2000
------------   ---------    ---------   ---------   ---------    --------
$   9.48       $   9.36     $   9.03    $   9.34    $   8.91     $   8.99
--------       --------     --------    --------    --------     --------
    0.24           0.50         0.55        0.64        0.66         0.66
   (0.19)          0.16         0.38       (0.29)       0.44        (0.08)
--------       --------     --------    --------    --------     --------
    0.05           0.66         0.93        0.35        1.10         0.58
--------       --------     --------    --------    --------     --------

   (0.25)         (0.54)       (0.60)      (0.66)      (0.67)       (0.66)
      --             --           --          --          --           --
--------       --------     --------    --------    --------     --------
   (0.25)         (0.54)       (0.60)      (0.66)      (0.67)       (0.66)
--------       --------     --------    --------    --------     --------
$   9.28       $   9.48     $   9.36    $   9.03    $   9.34     $   8.91
========       ========     ========    ========    ========     ========

    0.59%          7.18%       10.51%       3.94%      12.78%        6.72%

$893,996       $834,726     $679,139    $487,376    $387,998     $286,979
    0.55%(5)       0.55%        0.56%       0.56%       0.56%        0.60%
    5.16%(5)       5.27%        5.80%       7.02%       7.27%        7.40%
       8%            24%          33%         20%         35%          32%

    0.55%(5)       0.55%        0.56%       0.56%       0.56%        0.61%

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

                                                                    CLASS A                                   CLASS B
                                         -------------------------------------------------------------- --------------------
                                          SIX MONTHS                                                    SIX MONTHS
                                            ENDED                   YEARS ENDED OCTOBER 31                ENDED
                                           04/30/05   -------------------------------------------------  04/30/05
HIGH YIELD FUND                           (UNAUDITED)   2004       2003      2002      2001     2000    (UNAUDITED)   2004
                                         ------------ --------- ---------- --------- -------- --------- ----------- --------
NET ASSET VALUE, BEGINNING OF PERIOD...  $   8.28     $  7.88   $  6.63    $  7.44   $ 8.50   $ 8.92    $  8.32     $  7.91
                                         --------     -------   -------    -------   ------   ------    -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..............      0.27        0.58      0.61(4)    0.71     0.84     0.90(4)    0.24        0.52
    Net realized and unrealized gain/
     (loss) on investments.............     (0.22)       0.43      1.31      (0.72)   (1.00)   (0.43)     (0.23)       0.44
                                         --------     -------   -------    -------   ------   ------    -------     -------
    Total from investment operations...      0.05        1.01      1.92      (0.01)   (0.16)    0.47       0.01        0.96
                                         --------     -------   -------    -------   ------   ------    -------     -------
  LESS DISTRIBUTIONS:
    Dividends from net investment
     income............................     (0.29)      (0.61)    (0.67)     (0.80)   (0.90)   (0.89)     (0.26)      (0.55)
    Distributions from net realized
     capital gains.....................        --          --        --         --       --       --         --          --
                                         --------     -------   -------    -------   ------   ------    -------     -------
    Total distributions................     (0.29)      (0.61)    (0.67)     (0.80)   (0.90)   (0.89)     (0.26)      (0.55)
                                         --------     -------   -------    -------   ------   ------    -------     -------
NET ASSET VALUE, END OF PERIOD.........  $   8.04     $  8.28   $  7.88    $  6.63   $ 7.44   $ 8.50    $  8.07     $  8.32
                                         ========     =======   =======    =======   ======   ======    =======     =======
TOTAL RETURN(1)........................      0.43%      13.23%    30.13%     (0.48)%  (1.97)%   5.28%      0.06%      12.50%
  RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
    Net assets, end of period
     (in 000s).........................  $ 99,454     $85,190   $48,618    $13,563   $9,035   $8,182    $75,072     $80,036
    Ratio of operating expenses to
     average net assets................      0.91%(5)    0.93%     0.97%      1.03%    1.08%    1.08%      1.69%(5)    1.69%
    Ratio of net investment income to
     average net assets................      6.65%(5)    7.11%     8.24%      9.72%   10.47%   10.08%      5.87%(5)    6.35%
    Portfolio turnover rate............        37%         82%       61%        60%      27%      40%        37%         82%
    Ratio of operating expenses to
      average net assets without fee
      waivers, expenses reimbursed
      and/or fees reduced by credits
      allowed by the custodian(2)......      0.91%(5)    0.93%     0.97%      1.03%    1.09%    1.08%      1.69%(5)    1.69%

                                                                         CLASS A                                   CLASS B
                                              -------------------------------------------------------------- -------------------
                                              SIX MONTHS                                                     SIX MONTHS
                                                 ENDED                   YEARS ENDED OCTOBER 31                 ENDED
                                               04/30/05    -------------------------------------------------  04/30/05
TAX-EXEMPT BOND FUND                          (UNAUDITED)    2004       2003     2002      2001       2000   (UNAUDITED)  2004
                                              -----------    ----       ----     ----      ----       ----   -----------  ----
NET ASSET VALUE, BEGINNING OF PERIOD........  $   7.95     $   7.96  $   7.95  $   7.93  $   7.55  $   7.41  $  7.95     $  7.96
                                              --------     --------  --------  --------  --------  --------  -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...................      0.16         0.33      0.34      0.35      0.37      0.40     0.13        0.27
    Net realized and unrealized gain on
     investments............................     (0.04)        0.08      0.08      0.03      0.38      0.14    (0.04)       0.08
                                              --------     --------  --------  --------  --------  --------  -------     -------
    Total from investment operations........      0.12         0.41      0.42      0.38      0.75      0.54     0.09        0.35
                                              --------     --------  --------  --------  --------  --------  -------     -------
  LESS DISTRIBUTIONS:
    Dividends from net investment income....     (0.16)       (0.33)    (0.34)    (0.35)    (0.37)    (0.40)   (0.13)      (0.27)
    Distributions from net realized
     capital gains..........................     (0.09)       (0.09)    (0.07)    (0.01)       --        --    (0.09)      (0.09)
                                              --------     --------  --------  --------  --------  --------  -------     -------
    Total distributions.....................     (0.25)       (0.42)    (0.41)    (0.36)    (0.37)    (0.40)   (0.22)      (0.36)
                                              --------     --------  --------  --------  --------  --------  -------     -------
NET ASSET VALUE, END OF PERIOD..............  $   7.82     $   7.95  $   7.96  $   7.95  $   7.93  $   7.55  $  7.82     $  7.95
                                              ========     ========  ========  ========  ========  ========  =======     =======
TOTAL RETURN(1).............................      1.57%        5.35%     5.31%     5.02%    10.16%     7.52%    1.20%       4.57%
  RATIOS TO AVERAGE NET ASSETS/
   SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s).....  $182,292     $184,711  $207,433  $213,673  $219,883  $207,309  $32,877     $35,433
    Ratio of operating expenses to average
      net assets............................      0.88%(5)     0.90%     0.88%     0.90%     0.89%     0.88%    1.62%(5)    1.65%
    Ratio of net investment income to
      average net assets....................      4.19%(5)     4.22%     4.20%     4.49%     4.75%     5.41%    3.45%(5)    3.47%
    Portfolio turnover rate.................        15%          25%       47%       46%       44%       28%      15%         25%
    Ratio of operating expenses to
      average net assets without fee
      waivers, expenses reimbursed and/or
      fees reduced by credits allowed by
      the custodian(2)......................      0.88%(5)     0.90%     0.88%     0.90%     0.89%     0.90%    1.62%(5)    1.65%

----------

(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.

      The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)   The Funds commenced selling Class C shares on March 1, 2002.

(4)   Per share numbers have been calculated using the average shares method.

(5)   Annualized.

                       See Notes to Financial Statements.

                                                                         CLASS C
                                                   ----------------------------------------------------
                                                   SIX MONTHS
             YEARS ENDED OCTOBER 31                   ENDED               YEARS ENDED OCTOBER 31
-----------------------------------------------     04/30/05      -------------------------------------
  2003         2002        2001         2000       (UNAUDITED)      2004         2003        2002 (3)
----------   ---------   ---------   ----------    -----------    --------    ----------    -----------
$  6.66      $  7.47     $  8.54     $  8.97       $  8.32        $  7.91     $  6.67       $  7.55
-------      -------     -------     -------       -------        -------     -------       -------

   0.56(4)      0.66        0.78        0.84(4)       0.24           0.52        0.56(4)       0.46
   1.31        (0.72)      (1.01)      (0.43)        (0.23)          0.44        1.30         (0.86)
-------      -------     -------     -------       -------        -------     -------       -------
   1.87        (0.06)      (0.23)       0.41          0.01           0.96        1.86         (0.40)
-------      -------     -------     -------       -------        -------     -------       -------

  (0.62)       (0.75)      (0.84)      (0.84)        (0.26)         (0.55)      (0.62)        (0.48)
     --           --          --          --            --             --          --            --
-------      -------     -------     -------       -------        -------     -------       -------
  (0.62)       (0.75)      (0.84)      (0.84)        (0.26)         (0.55)      (0.62)        (0.48)
-------      -------     -------     -------       -------        -------     -------       -------
$  7.91      $  6.66     $  7.47     $  8.54       $  8.07        $  8.32     $  7.91       $  6.67
=======      =======     =======     =======       =======        =======     =======       =======
  29.08%       (1.17)%     (2.72)%      4.46%         0.07%         12.51%      29.08%        (5.66)%

$83,665      $44,004     $35,391     $32,881       $35,169        $33,318     $24,540       $ 2,556
   1.73%        1.78%       1.77%       1.78%         1.66%(5)       1.68%       1.71%         1.78%(5)
   7.48%        8.97%       9.78%       9.38%         5.90%(5)       6.36%       7.50%         8.97%(5)
     61%          60%         27%         40%           37%            82%         61%           60%

   1.73%        1.78%       1.78%       1.78%         1.66%(5)       1.68%       1.71%         1.78%(5)

                                 CLASS I
---------------------------------------------------------------------------
  SIX MONTH
    ENDED                          YEARS ENDED OCTOBER 31
  04/30/05      -----------------------------------------------------------
 (UNAUDITED)       2004         2003         2002        2001         2000
------------    ---------   -----------   ---------   ----------   --------
$   8.27        $   7.86    $   6.62      $   7.43    $   8.48     $   8.91
--------        --------    --------      --------    --------     --------

    0.28            0.60        0.63(4)       0.73        0.87         0.93(4)
   (0.23)           0.44        1.30         (0.72)      (0.99)       (0.43)
--------        --------    --------      --------    --------     --------
    0.05            1.04        1.93          0.01       (0.12)        0.50
--------        --------    --------      --------    --------     --------

   (0.30)          (0.63)      (0.69)        (0.82)      (0.93)       (0.93)
      --              --          --            --          --           --
--------        --------    --------      --------    --------     --------
   (0.30)          (0.63)      (0.69)        (0.82)      (0.93)       (0.93)
--------        --------    --------      --------    --------     --------
$   8.02        $   8.27    $   7.86      $   6.62    $   7.43     $   8.48
========        ========    ========      ========    ========     ========
    0.58%          13.75%      30.44%        (0.15)%     (1.49)%       5.54%

$557,510        $526,095    $424,781      $244,937    $201,385     $168,097
    0.59%(5)        0.61%       0.64%         0.68%       0.68%        0.72%
    6.97%(5)        7.43%       8.57%        10.07%      10.87%       10.44%
      37%             82%         61%           60%         27%          40%

    0.59%(5)        0.61%       0.64%         0.68%       0.69%        0.72%

                                                                     CLASS C
                                                  ----------------------------------------------
                                                  SIX MONTHS
           YEARS ENDED OCTOBER 31                    ENDED           YEARS ENDED OCTOBER 31
----------------------------------------------     04/30/05     -------------------------------
  2003        2002        2001          2000      (UNAUDITED)     2004       2003      2002 (3)
--------   ---------    --------     ---------    -----------   --------   --------    --------
$  7.95    $   7.93     $   7.55     $   7.41     $  7.95       $  7.96    $  7.95     $   7.83
-------    --------     --------     --------     -------       -------    -------     --------

   0.28        0.29         0.31         0.34        0.13          0.27       0.28         0.20
   0.08        0.03         0.38         0.14       (0.04)         0.08       0.08         0.12
-------    --------     --------     --------     -------       -------    -------     --------
   0.36        0.32         0.69         0.48        0.09          0.35       0.36         0.32
-------    --------     --------     --------     -------       -------    -------     --------

  (0.28)      (0.29)       (0.31)       (0.34)      (0.13)        (0.27)     (0.28)       (0.20)
  (0.07)      (0.01)          --           --       (0.09)        (0.09)     (0.07)          --
-------    --------     --------     --------     -------       -------    -------     --------
  (0.35)      (0.30)       (0.31)       (0.34)      (0.22)        (0.36)     (0.35)       (0.20)
-------    --------     --------     --------     -------       -------    -------     --------
$  7.96    $   7.95     $   7.93     $   7.55     $  7.82       $  7.95    $  7.96     $   7.95
=======    ========     ========     ========     =======       =======    =======     ========
   4.53%       4.25%        9.35%        6.73%       1.20%         4.58%      4.54%        4.06%

$45,061    $ 47,308     $ 43,978     $ 26,332     $ 2,556       $ 3,641    $ 4,332     $  2,395
   1.62%       1.64%        1.63%        1.61%       1.62%(5)      1.65%      1.61%        1.61%(5)
   3.46%       3.75%        4.01%        4.68%       3.45%(5)      3.47%      3.47%        3.78%(5)
     47%         46%          44%          28%         15%           25%        47%          46%

   1.62%       1.64%        1.63%        1.63%       1.62%(5)      1.65%      1.61%        1.61%(5)

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

                                                                       CLASS A                                     CLASS B
                                           ---------------------------------------------------------------- ---------------------
                                           SIX MONTHS                                                       SIX MONTHS
                                              ENDED                     YEARS ENDED OCTOBER 31                 ENDED
                                            04/30/05    ---------------------------------------------------  04/30/05
CALIFORNIA MUNICIPAL FUND                  (UNAUDITED)    2004       2003      2002        2001     2000    (UNAUDITED)    2004
                                           -----------  --------- --------- ----------- --------- --------- -----------  --------
NET ASSET VALUE, BEGINNING OF PERIOD....   $  11.42     $  11.22  $  11.35  $  11.34    $  10.81  $  10.43  $  11.42     $  11.22
                                           --------     --------  --------  --------    --------  --------  --------     --------
  INCOME FROM INVESTMENT OPERATIONS:
    Net investment income...............       0.24         0.49      0.47      0.50        0.53      0.55      0.20         0.40
    Net realized and unrealized gain/
     (loss) on investments..............       0.01         0.20     (0.06)     0.00(4)     0.53      0.38      0.01         0.20
                                           --------     --------  --------  --------    --------  --------  --------     --------
    Total from investment operations....       0.25         0.69      0.41      0.50        1.06      0.93      0.21         0.60
                                           --------     --------  --------  --------    --------  --------  --------     --------
  LESS DISTRIBUTIONS:
    Dividends from net investment
     income.............................      (0.24)       (0.49)    (0.47)    (0.49)      (0.53)    (0.55)    (0.20)       (0.40)
    Distributions from net realized
     capital gains......................      (0.03)          --     (0.07)       --          --        --     (0.03)          --
                                           --------     --------  --------  --------    --------  --------  --------     --------
    Total distributions.................      (0.27)       (0.49)    (0.54)    (0.49)      (0.53)    (0.55)    (0.23)       (0.40)
                                           --------     --------  --------  --------    --------  --------  --------     --------
NET ASSET VALUE, END OF PERIOD..........   $  11.40     $  11.42  $  11.22  $  11.35    $  11.34  $  10.81  $  11.40     $  11.42
                                           ========     ========  ========  ========    ========  ========  ========     ========
TOTAL RETURN(1).........................       2.21%        6.25%     3.69%     4.57%       9.99%     9.33%     1.83%        5.47%
  RATIOS TO AVERAGE NET ASSETS/
    SUPPLEMENTAL DATA:
    Net assets, end of period
     (in 000s)..........................   $233,797     $232,239  $252,511  $286,095    $291,132  $248,941  $179,700     $195,930
    Ratio of operating expenses to
     average net assets.................       0.85%(5)     0.85%     0.85%     0.86%       0.85%     0.87%     1.59%(5)     1.59%
    Ratio of net investment income to
     average net assets.................       4.23%(5)     4.32%     4.14%     4.39%       4.74%     5.30%     3.49%(5)     3.58%
    Portfolio turnover rate.............         10%          27%       34%       48%         52%       40%       10%          27%
    Ratio of operating expenses to
     average net assets without fee
     waivers, expenses reimbursed
     and/or fees reduced by credits
     allowed by the custodian(2)........       0.85%(5)     0.85%     0.85%     0.86%       0.86%     0.88%     1.59%(5)     1.59%

                                                                            CLASS A                                CLASS B
                                                   --------------------------------------------------------- --------------------
                                                   SIX MONTHS                                                SIX MONTHS
                                                      ENDED                  YEARS ENDED OCTOBER 31            ENDED
CALIFORNIA INSURED INTERMEDIATE                     04/30/05   ---------------------------------------------  04/30/05
MUNICIPAL FUND                                     (UNAUDITED)   2004      2003     2002     2001     2000   (UNAUDITED)   2004
                                                   ----------- --------- -------- -------- -------- -------- ----------- --------
NET ASSET VALUE, BEGINNING OF PERIOD.............  $ 11.14     $  11.14  $ 11.08  $ 10.98  $ 10.58  $ 10.30  $ 11.14     $ 11.14
                                                   -------     --------  -------  -------  -------  -------  -------     -------
  INCOME FROM INVESTMENT OPERATIONS:
   Net investment income.........................     0.17         0.33     0.35     0.39     0.44     0.44     0.13        0.25
   Net realized and unrealized gain on
    investments..................................    (0.10)        0.10     0.12     0.15     0.49     0.31    (0.10)       0.10
                                                   -------     --------  -------  -------  -------  -------  -------     -------
   Total from investment operations..............     0.07         0.43     0.47     0.54     0.93     0.75     0.03        0.35
                                                   -------     --------  -------  -------  -------  -------  -------     -------
  LESS DISTRIBUTIONS:
   Dividends from net investment income..........    (0.17)       (0.33)   (0.35)   (0.39)   (0.44)   (0.44)   (0.13)      (0.25)
   Distributions from net realized capital
    gains........................................       --        (0.10)   (0.06)   (0.05)   (0.09)   (0.03)      --       (0.10)
                                                   -------     --------  -------  -------  -------  -------  -------     -------
   Total distributions...........................    (0.17)       (0.43)   (0.41)   (0.44)   (0.53)   (0.47)   (0.13)      (0.35)
                                                   -------     --------  -------  -------  -------  -------  -------     -------
NET ASSET VALUE, END OF PERIOD...................  $ 11.04     $  11.14  $ 11.14  $ 11.08  $ 10.98  $ 10.58  $ 11.04    $  11.14
                                                   =======     ========  =======  =======  =======  =======  =======    ========
TOTAL RETURN(1)..................................     0.66%        4.02%    4.29%    5.12%    9.00%    7.37%    0.28%       3.24%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
    DATA:
   Net assets, end of period (in 000s)...........  $66,836     $ 65,772  $75,231  $57,102  $39,996  $29,657  $66,132     $71,502
   Ratio of operating expenses to average net
    assets.......................................     0.86%(5)     0.85%    0.77%    0.70%    0.73%    0.91%    1.61%(5)    1.61%
   Ratio of net investment income to average
    net assets...................................     3.06%(5)     3.02%    3.15%    3.59%    4.09%    4.19%    2.31%(5)    2.26%
   Portfolio turnover rate.......................       12%          37%      65%      28%      23%      45%      12%         37%
   Ratio of operating expenses to average net
    assets without fee waivers, expenses
    reimbursed and/or fees reduced by credits
    allowed by the custodian(2)..................     0.86%(5)     0.86%    0.86%    0.89%    0.92%    0.93%    1.61%(5)    1.62%

(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.

      The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)   The Funds commenced selling Class C shares on March 1, 2002.

(4)   Amount represents less than $0.01 per share.

(5)   Annualized.

                       See Notes to Financial Statements.

                                                                         CLASS C
                                                    -------------------------------------------------
                                                    SIX MONTHS
              YEARS ENDED OCTOBER 31                  ENDED              YEARS ENDED OCTOBER 31
------------------------------------------------    04/30/05      -----------------------------------
  2003         2002          2001        2000      (UNAUDITED)      2004        2003       2002 (3)
---------   -----------    ---------   ---------   -----------    --------    --------    -----------
$  11.35    $  11.34       $  10.81    $  10.43    $ 11.42        $ 11.22     $ 11.35     $ 11.20
--------    --------       --------    --------    -------        -------     -------     -------

    0.38        0.42           0.44        0.48       0.20           0.40        0.38        0.28
   (0.06)       0.00(4)        0.53        0.38       0.01           0.20       (0.06)       0.14
--------    --------       --------    --------    -------        -------     -------     -------
    0.32        0.42           0.97        0.86       0.21           0.60        0.32        0.42
--------    --------       --------    --------    -------        -------     -------     -------

   (0.38)      (0.41)         (0.44)      (0.48)     (0.20)         (0.40)      (0.38)      (0.27)
   (0.07)         --             --          --      (0.03)            --       (0.07)         --
--------    --------       --------    --------    -------        -------     -------     -------
   (0.45)      (0.41)         (0.44)      (0.48)     (0.23)         (0.40)      (0.45)      (0.27)
--------    --------       --------    --------    -------        -------     -------     -------
$  11.22    $  11.35       $  11.34    $  10.81    $ 11.40        $ 11.42     $ 11.22     $ 11.35
========    ========       ========    ========    =======        =======     =======     =======
    2.92%       3.79%          9.19%       8.53%      1.83%          5.46%       2.92%       3.77%

$255,445    $295,662       $237,594    $160,086    $ 4,700        $ 5,275     $ 8,193     $ 6,665
    1.59%       1.60%          1.58%       1.60%      1.59%(5)       1.60%       1.59%       1.58%(5)
    3.40%       3.65%          4.01%       4.57%      3.49%(5)       3.57%       3.40%       3.67%(5)
      34%         48%            52%         40%        10%            27%         34%         48%

    1.59%       1.60%          1.59%       1.61%      1.59%(5)       1.60%       1.59%       1.58%(5)

                                                                    CLASS C
                                                ------------------------------------------------
                                                SIX MONTHS
           YEARS ENDED OCTOBER 31                  ENDED            YEARS ENDED OCTOBER 31
-------------------------------------------      04/30/05     ----------------------------------
  2003        2002        2001       2000       (UNAUDITED)     2004        2003        2002 (3)
---------   --------    --------   --------     -----------   --------    --------     ---------
$  11.08    $ 10.98     $ 10.58    $ 10.30      $ 11.14       $ 11.14     $ 11.08      $10.90
--------    -------     -------    -------      -------       -------     -------      ------

    0.27       0.31        0.36       0.36         0.12          0.25        0.27        0.21
    0.12       0.15        0.49       0.31        (0.10)         0.10        0.12        0.18
--------    -------     -------    -------      -------       -------     -------      ------
    0.39       0.46        0.85       0.67         0.02          0.35        0.39        0.39
--------    -------     -------    -------      -------       -------     -------      ------

   (0.27)     (0.31)      (0.36)     (0.36)       (0.12)        (0.25)      (0.27)      (0.21)
   (0.06)     (0.05)      (0.09)     (0.03)          --         (0.10)      (0.06)         --
--------    -------     -------    -------      -------       -------     -------      ------
   (0.33)     (0.36)      (0.45)     (0.39)       (0.12)        (0.35)      (0.33)      (0.21)
--------    -------     -------    -------      -------       -------     -------      ------
$  11.14    $ 11.08     $ 10.98    $ 10.58      $ 11.04       $ 11.14     $ 11.14      $11.08
========    =======     =======    =======      =======       =======     =======      ======
    3.51%      4.32%       8.19%      6.57%        0.27%         3.24%       3.50%       3.58%

$ 93,448    $89,240     $51,525    $35,685      $ 8,413       $ 8,763     $10,317      $7,953
    1.53%      1.46%       1.48%      1.66%        1.64%(5)      1.61%       1.53%       1.45%(5)
    2.39%      2.83%       3.34%      3.44%        2.28%(5)      2.26%       2.39%       2.84%(5)
      65%        28%         23%        45%          12%           37%         65%         28%

    1.62%      1.65%       1.67%      1.68%        1.64%(5)      1.62%       1.62%       1.64%(5)

                       See Notes to Financial Statements.

Financial Highlights

For a Fund share outstanding throughout each period.

                                                                                          CLASS A
                                                             ------------------------------------------------------------------
                                                             SIX MONTHS
                                                                ENDED                   YEARS ENDED OCTOBER 31
                                                              04/30/05       --------------------------------------------------
                                                             (UNAUDITED)       2004      2003       2002       2001     2000
                                                             -----------     --------  ---------  ---------  --------  --------
MONEY MARKET FUND

NET ASSET VALUE, BEGINNING OF PERIOD........................ $      1.00     $   1.00  $    1.00  $    1.00  $   1.00  $   1.00
                                                             -----------     --------  ---------  ---------  --------  --------
    Net investment income...................................       0.009        0.007      0.008      0.014     0.043     0.056
    Dividends from net investment income....................      (0.009)      (0.007)    (0.008)    (0.014)   (0.043)   (0.056)
                                                             -----------     --------  ---------  ---------  --------  --------

NET ASSET VALUE, END OF PERIOD.............................. $      1.00     $   1.00  $    1.00  $    1.00  $   1.00  $   1.00
                                                             ===========     ========  =========  =========  ========  ========
TOTAL RETURN(1).............................................        0.89%        0.74%      0.78%      1.42%     4.40%     5.79%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)..................... $   533,175     $530,052  $ 707,954  $ 689,002  $647,951  $458,368
    Ratio of operating expenses to average net assets.......        0.60%(4)     0.57%      0.59%      0.59%     0.64%     0.65%
    Ratio of net investment income to average net assets....        1.78%(4)     0.72%      0.78%      1.41%     4.21%     5.62%
    Ratio of operating expenses to average net assets
      without fee waivers, expenses reimbursed and/or
      fees reduced by credits allowed by the custodian(2)...        0.60%(4)     0.57%      0.59%      0.59%     0.64%     0.65%

                                                                     CLASS B
                                                             -----------------------
                                                             SIX MONTHS
                                                                ENDED
                                                              04/30/05      --------
                                                             (UNAUDITED)      2004
                                                             ----------     --------
MONEY MARKET FUND

NET ASSET VALUE, BEGINNING OF PERIOD........................ $     1.00     $   1.00
                                                             ----------     --------
    Net investment income...................................      0.003        0.001
    Dividends from net investment income....................     (0.003)      (0.001)
                                                             ----------     --------

NET ASSET VALUE, END OF PERIOD.............................. $     1.00     $   1.00
                                                             ==========     ========
TOTAL RETURN(1).............................................       0.34%        0.06%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)..................... $   39,396     $ 52,764
    Ratio of operating expenses to average net assets.......       1.70%(4)     1.24%
    Ratio of net investment income to average net assets....       0.68%(4)     0.06%
    Ratio of operating expenses to average net assets
      without fee waivers, expenses reimbursed and/or
      fees reduced by credits allowed by the custodian(2)...       1.70%(4)     1.68%

                                                                                             CLASS A
                                                                  -------------------------------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED                 YEARS ENDED OCTOBER 31
                                                                   04/30/05     -----------------------------------------------
                                                                 (UNAUDITED)      2004      2003      2002      2001     2000
                                                                 -----------    --------  --------  --------  --------  -------
TAX-EXEMPT MONEY MARKET FUND

NET ASSET VALUE, BEGINNING OF PERIOD.............................  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $  1.00
                                                                   --------     --------  --------  --------  --------  -------

    Net investment income........................................     0.005        0.004     0.005     0.010     0.025    0.033
    Dividends from net investment income.........................    (0.005)      (0.004)   (0.005)   (0.010)   (0.025)  (0.033)
                                                                   --------     --------  --------  --------  --------  -------

NET ASSET VALUE, END OF PERIOD...................................  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $  1.00
                                                                   ========     ========  ========  ========  ========  =======
TOTAL RETURN(1)                                                        0.55%        0.39%     0.52%     1.00%     2.57%    3.39%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)..........................  $ 22,384     $ 27,122  $ 30,162  $ 33,300  $ 31,527  $28,596
    Ratio of operating expenses to average net assets............      0.75%(4)     0.78%     0.67%     0.67%     0.74%    0.72%
    Ratio of net investment income to average net assets.........      1.09%(4)     0.39%     0.53%     0.99%     2.52%    3.33%
    Ratio of operating expenses to average net assets without
      fee waivers, expenses reimbursed and/or fees reduced by
      credits allowed by the custodian(2)........................      0.81%(4)     0.78%     0.79%     0.78%     0.74%    0.88%

                                                                                             CLASS A
                                                                  -------------------------------------------------------------
                                                                  SIX MONTHS
                                                                     ENDED               YEARS ENDED OCTOBER 31
                                                                   04/30/05     -----------------------------------------------
                                                                  (UNAUDITED)     2004      2003      2002      2001      2000
                                                                  -----------   --------  --------  --------  --------  -------
CALIFORNIA MONEY FUND

NET ASSET VALUE, BEGINNING OF PERIOD.............................  $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $  1.00
                                                                   --------     --------  --------  --------  --------  -------

    Net investment income........................................     0.006        0.006     0.005     0.009     0.023    0.028
    Dividends from net investment income.........................    (0.006)      (0.006)   (0.005)   (0.009)   (0.023)  (0.028)
                                                                   --------     --------  --------  --------  --------  -------

NET ASSET VALUE, END OF PERIOD                                     $   1.00     $   1.00  $   1.00  $   1.00  $   1.00  $  1.00
                                                                   ========     ========  ========  ========  ========  =======

TOTAL RETURN(1)..................................................      0.58%        0.57%     0.50%     0.89%     2.32%    2.79%
  RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
    Net assets, end of period (in 000s)..........................  $ 20,868     $ 20,066  $ 24,730  $ 27,673  $ 42,558  $35,407
    Ratio of operating expenses to average net assets............      0.69%(4)     0.58%     0.63%     0.63%     0.62%    0.69%
    Ratio of net investment income to average net assets.........      1.17%(4)     0.56%     0.50%     0.89%     2.27%    2.76%
    Ratio of operating expenses to average net assets without
      fee waivers, expenses reimbursed and/or fees reduced by
      credits allowed by the custodian(2)........................      0.85%(4)     0.82%     0.80%     0.70%     0.70%    0.69%

----------
(1) Total return is not annualized for periods less than one year and does not reflect any applicable sales charges.

     The total returns would have been lower if certain fees had not been waived and/or expenses reimbursed by the investment advisor or if fees had not been reduced by credits allowed by the custodian.

(2) Ratio of operating expenses to average net assets includes expenses paid indirectly through custodian credits.

(3)  The Money Market Fund commenced selling Class C shares on March 1, 2002.

(4)  Annualized.

                       See Notes to Financial Statements.

                                                             CLASS C
--------------------------------------      ------------------------------------------
                                            SIX MONTHS
   YEARS ENDED OCTOBER 31                     ENDED        YEARS ENDED OCTOBER 31
--------------------------------------      04/30/05      ----------------------------
 2003       2002      2001      2000       (UNAUDITED)      2004     2003      2002 (3)
--------  --------  --------  --------     -----------    --------  --------  ---------
$   1.00  $   1.00  $   1.00  $   1.00      $    1.00     $   1.00  $   1.00  $   1.00
--------  --------  --------  --------      ---------     --------  --------  --------
   0.001     0.003     0.033     0.046          0.003        0.001     0.001     0.002
  (0.001)   (0.003)   (0.033)   (0.046)        (0.003)      (0.001)   (0.001)   (0.002)
--------  --------  --------  --------      ---------     --------  --------  --------
$   1.00  $   1.00  $   1.00  $   1.00      $    1.00     $   1.00  $   1.00  $   1.00
========  ========  ========  ========      =========     ========  ========  ========
    0.05%     0.34%     3.32%     4.68%          0.34%        0.06%     0.06%     0.17%

$ 79,314  $104,530  $ 74,603  $ 23,469      $   7,023     $  8,480  $  5,046  $  3,676
    1.33%     1.67%     1.69%     1.71%          1.70%(4)     1.30%     1.29%     1.64%(4)
    0.04%     0.33%     3.16%     4.56%          0.68%(4)     0.07%     0.08%     0.36%(4)

    1.71%     1.67%     1.69%     1.71%          1.70%(4)     1.65%     1.67%     1.64%(4)

                            CLASS I
 -------------------------------------------------------------
SIX MONTHS
   ENDED              YEARS ENDED OCTOBER 31
 04/30/05      -----------------------------------------------
(UNAUDITED)      2004     2003     2002       2001      2000
-----------    -------  --------  --------  --------  --------
 $    1.00     $  1.00  $   1.00  $   1.00  $   1.00  $   1.00
 ---------     -------  --------  --------  --------  --------
     0.009       0.008     0.008     0.015     0.044     0.057
    (0.009)     (0.008)   (0.008)   (0.015)   (0.044)   (0.057)
 ---------     -------  --------  --------  --------  --------
 $    1.00     $  1.00  $   1.00  $   1.00  $   1.00  $   1.00
 =========     =======  ========  ========  ========  ========
      0.92%       0.79%     0.84%     1.47%     4.46%     5.90%

 $  89,433     $91,719  $ 24,880  $169,295  $ 17,755  $ 15,885
      0.54%(4)    0.52%     0.54%     0.54%     0.58%     0.55%
      1.84%(4)    0.83%     0.83%     1.46%     4.27%     5.72%

      0.54%(4)    0.52%     0.54%     0.54%     0.58%     0.55%

                       See Notes to Financial Statements.

Notes to Financial Statements (unaudited)

WM GROUP OF FUNDS

1.   ORGANIZATION AND BUSINESS

WM Trust I ("Trust I") and WM Trust II ("Trust II") (collectively, the "Trusts") were organized as Massachusetts business trusts on September 19, 1997 and February 22, 1989, respectively. The Trusts are each registered under the Investment Company Act of 1940, as amended ("1940 Act"), as open-end management investment companies. Trust I and Trust II consist of 19 funds (each a "Fund," collectively, the "Funds"). The Trust I Money Market Funds are diversified and the Trust II Money Market Fund is non-diversified.

TRUST I                                        TRUST II
EQUITY FUNDS                                   EQUITY FUNDS
REIT Fund                                      Growth Fund
Equity Income Fund                             Small Cap Growth Fund
Growth & Income Fund                           International Growth Fund
West Coast Equity Fund
Mid Cap Stock Fund
Small Cap Value Fund

FIXED-INCOME FUNDS                             FIXED-INCOME FUND
U.S. Government Securities Fund                Short Term Income Fund
Income Fund
High Yield Fund
                                               MUNICIPAL FUNDS
MUNICIPAL FUND                                 California Municipal Fund
Tax-Exempt Bond Fund                           California Insured Intermediate Municipal Fund

MONEY MARKET FUNDS                             MONEY MARKET FUND
Money Market Fund                              California Money Fund
Tax-Exempt Money Market Fund

WM Advisors, Inc. (the "Advisor" or "WM Advisors") serves as investment advisor to the Trusts. The Advisor is a wholly owned subsidiary of Washington Mutual, Inc. ("Washington Mutual"), a publicly owned financial services company.

The Trusts are authorized to issue an unlimited number of shares of beneficial interest, each without par value. Each of the Fixed-Income Funds and the Equity Funds offer four classes of shares: Class A shares, Class B shares, Class C shares and Class I shares. Each of the Municipal Funds currently offer Class A shares, Class B shares and Class C shares. Class A shares of the Funds are generally subject to an initial sales charge at the time of purchase. Certain Class A shares purchased without an initial sales charge may be subject to a contingent deferred sales charge ("CDSC") if redeemed within eighteen months from the date of purchase. Class B shares are not subject to an initial sales charge although they are generally subject to a CDSC if redeemed within five years from the date of purchase. Class C shares are not subject to an initial sales charge although they are subject to a CDSC if redeemed within one year from the date of purchase. In addition, redemptions from International Growth Fund, including exchange redemptions, within 90 days of purchase are subject to a redemption fee equal to 2.00% of the redemption proceeds, which will be retained by the Fund. Class I shares are sold exclusively to the various investment portfolios of the WM Strategic Asset Management Portfolios, LLC (the "Portfolios"), an affiliated open-end management investment company, and affiliates of Washington Mutual and are not available for direct purchase by investors. Class I shares are not subject to an initial sales charge, CDSC or redemption fee.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies, in conformity with accounting principles generally accepted in the United States of America ("generally accepted accounting principles"), which are consistently followed by the Portfolios and Funds in the preparation of their financial statements.

WM GROUP OF FUNDS

PORTFOLIO VALUATION:

Securities that are primarily traded on a U.S. exchange (excluding securities traded through the Nasdaq National Market System, which are valued at the Nasdaq official closing price) are valued at the last sale price on that exchange or, if there were no sales during the day (and no official closing price on such day), at the mean of the current day's bid and asked prices. Securities traded only on over-the-counter markets (other than the Nasdaq National Market System and the U.S. Government Securities System) are valued at the mean of the current day's bid and asked prices.

The value of a foreign security is determined in its functional currency as of the close of trading on the foreign exchange on which it is traded or at the close of the New York Stock Exchange, if that is earlier, or if there has been movement in the U.S. market and/or other economic indicators that exceed a specified threshold, the foreign security is fair valued. The value is then converted into its U.S. dollar equivalent using prevailing exchange rates on the day the value of the foreign security is determined.

Options are generally valued at the last sale price or, in the absence of a last sale price, at the mean of the current day's bid and asked prices. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued.

Debt securities of U.S. issuers (other than short-term investments), including municipal securities, are valued by one or more independent pricing services (each a "Pricing Service") retained by the Trusts. When, in the judgment of a Pricing Service, market quotations for these securities are readily available, they are valued at the mean between the quoted bid and asked prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available are valued at fair value as determined by, or under the direction of, the Board of Trustees which may rely on the assistance of one or more pricing services.

The investments of the Money Funds are valued on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which approximates market value and does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, as long as the amortized cost fairly reflects the market-based net asset value per share. Certain other assets may be valued by the Advisor under the supervision of the Board of Trustees.

REPURCHASE AGREEMENTS:

Each Fund may enter into repurchase agreement transactions. A repurchase agreement is a purchase of an underlying debt obligation subject to an agreement by the seller to repurchase the obligation at an agreed upon price and time. It is each Fund's policy that its custodian take possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of counterparty default, the Fund would seek to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. WM Advisors, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and broker-dealers with whom each Fund enters into repurchase agreements.

FUTURES CONTRACTS:

Certain Funds may enter into futures transactions. The underlying value of a futures contract is incorporated within the unrealized appreciation/(depreciation) shown in the Portfolio of Investments under the caption "Futures Contracts."

Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount (known as an initial margin deposit). Subsequent payments (known as variation margins) are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Should market conditions change unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

PURCHASED OPTION CONTRACTS:

Certain Funds may enter into put and call option contracts. These Funds may use option contracts to manage their exposure to the stock and bond markets and to fluctuations in interest rates and currency values. Upon entering into a put or call option, the premium paid is recorded as an investment. The daily changes in contract value are recorded as unrealized gains or losses. When a purchased option expires, the Fund will realize a loss in the amount of the cost of the option. When the Fund enters into a

WM GROUP OF FUNDS

closing sale transaction, the Fund will realize a gain or loss depending on whether the sale proceeds from the closing sale transaction are greater or less than the cost of the option plus related transaction costs. When the Fund exercises a put option, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security, which the Fund purchases upon exercise, will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

FOREIGN CURRENCY:

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars on a daily basis using prevailing exchange rates. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/(depreciation) of investments. Unrealized gains and losses of securities, which result from changes in foreign currency exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses, which result from changes in exchange rates between trade date and settlement date on investment transactions as well as the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received, have been included in realized gains/(losses) on investment transactions. Foreign currency gains and losses, which result from fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date, have been included in realized gains/(losses) on investment transactions.

FORWARD FOREIGN CURRENCY CONTRACTS:

Certain Funds may enter into forward foreign currency contracts. Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. These Funds may use forward foreign currency contracts to facilitate transactions in foreign securities and to manage the Funds' foreign currency exposure. These contracts are valued daily, and a Fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the "Statements of Assets and Liabilities". Realized and unrealized gains and losses are included in the "Statements of Operations". Due to the risks, the Funds could incur losses up to the entire contract amount, which may exceed the net unrealized value shown in the "Statements of Assets and Liabilities".

ILLIQUID INVESTMENTS:

Each Fund may invest a portion of its net assets in securities that are not readily marketable, including: (1) repurchase agreements with maturities greater than seven calendar days; (2) time deposits maturing in more than seven calendar days; (3) certain futures contracts and options; (4) certain variable rate demand notes having a demand period of more than seven calendar days; (5) securities, the disposition of which are restricted under Federal securities laws, excluding certain Rule 144A securities, as defined in the following paragraph; and (6) certain over-the-counter options.

Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which the Funds have valued the investments. This may have an adverse effect on the Fund's ability to dispose of particular illiquid securities at fair market value and may limit the Fund's ability to obtain accurate market quotations for purposes of valuing the securities and calculating the net asset value of shares of the Fund. The Funds may also purchase securities that are not registered under the Securities Act of 1933, as amended (the "Act"), but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Act ("Rule 144A Securities"). Rule 144A Securities generally must be sold only to other qualified institutional buyers. If a particular investment in Rule 144A Securities is not determined to be liquid under the guidelines established by the Board of Trustees, that investment will be subject to a Fund's limitation on investment in illiquid securities as indicated above.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded on a trade date basis. Realized gains and losses from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets of the Fund with a current value at least equal to the amount of its when-issued purchase commitments.

WM GROUP OF FUNDS

Interest income on debt securities is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities are recorded as soon as the information is availabled to the Funds if informed after the ex-dividend date. The Funds estimate components of distributions from Real Estate Investment Trusts ("REITs"). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Each Fund's investment income and realized and unrealized gains and losses are allocated among the classes of that Fund based upon the relative average net assets of each class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Dividends from net investment income of the Fixed-Income Funds, Municipal Funds and Money Market Funds are declared daily and paid monthly. Dividends from net investment income of the REIT and Equity Income Funds are declared and paid quarterly. Dividends from any net investment income of the Growth & Income, West Coast Equity, Mid Cap Stock, Growth, Small Cap Value, Small Cap Growth and International Growth Funds are declared and paid annually. Distributions of any net capital gains earned by a Fund are distributed no less frequently than annually at the discretion of the Board of Trustees. Additional distributions of net investment income and capital gains for each Fund may be made at the discretion of the Board of Trustees in accordance with federal income tax regulations.

Distributions from income and capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Funds, dividends payable, redesignated distributions and differing characterization of distributions made by each Fund.

FEDERAL INCOME TAXES:

It is each Fund's policy to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to regulated investment companies and by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

EXPENSES:

General expenses of the Trusts are allocated to all the Funds based upon the relative average net assets of each Fund except printing and postage expenses, which are allocated to all the Funds based upon the relative number of shareholder accounts of each Fund. Operating expenses directly attributable to a class of shares are charged to the operations of that class of shares. Expenses of each Fund not directly attributable to the operations of any class of shares are prorated among the classes to which the expenses relate based on the relative average net assets of each class of shares.

USE OF ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.   INVESTMENT ADVISORY AND OTHER TRANSACTIONS

WM Advisors serves as investment advisor to the Trusts. The Advisor is entitled to a monthly fee at an annual rate based upon a percentage of the average daily net assets of each Fund at the following rates:

                                   FROM $0     FROM $125    FROM $200    FROM $250    FROM $500    FROM $1     FROM $2
                                   TO $125      TO $200      TO $250      TO $500    MILLION TO     TO $2       TO $3     OVER
          NAME OF FUND             MILLION      MILLION      MILLION      MILLION    $1 BILLION    BILLION     BILLION  $3 BILLION
-------------------------------    -------     ---------    ---------    ---------   ----------    -------     -------  -----------
REIT Fund........................   0.800%      0.800%       0.800%        0.800%      0.750%       0.750%      0.700%    0.650%
Equity Income Fund...............   0.625%      0.625%       0.625%        0.500%      0.500%       0.500%      0.500%    0.500%
Growth & Income Fund.............   0.625%      0.625%       0.625%        0.500%      0.500%       0.500%      0.500%    0.500%
West Coast Equity Fund...........   0.625%      0.625%       0.625%        0.625%      0.500%       0.375%      0.375%    0.375%
Mid Cap Stock Fund...............   0.750%      0.750%       0.750%        0.750%      0.750%       0.700%      0.650%    0.600%
Growth Fund......................   0.800%      0.800%       0.800%        0.800%      0.750%       0.750%      0.700%    0.650%
Small Cap Value Fund.............   0.850%      0.850%       0.850%        0.850%      0.750%       0.750%      0.750%    0.700%
Small Cap Growth Fund............   0.850%      0.850%       0.850%        0.850%      0.750%       0.750%      0.750%    0.700%
International Growth Fund........   1.000%      0.800%       0.800%        0.800%      0.800%       0.750%      0.750%    0.700%
Short Term Income Fund...........   0.500%      0.500%       0.450%        0.450%      0.400%       0.400%      0.400%    0.400%
U.S. Government Securities Fund..   0.500%      0.500%       0.500%        0.500%      0.500%       0.500%      0.450%    0.450%
Income Fund......................   0.500%      0.500%       0.500%        0.500%      0.500%       0.500%      0.450%    0.450%

WM GROUP OF FUNDS

                                    FROM $0   FROM $125  FROM $200  FROM $250    FROM $500    FROM $1     FROM $2
                                    TO $125    TO $200    TO $250    TO $500    MILLION TO     TO $2       TO $3         OVER
        NAME OF FUND                MILLION    MILLION    MILLION    MILLION    $1 BILLION    BILLION     BILLION     $3 BILLION
---------------------------------   -------   ---------  ---------  ---------   ----------    -------     --------    -----------
High Yield Fund..................    0.625%    0.625%     0.625%      0.500%      0.500%       0.500%      0.500%     0.500%
Tax-Exempt Bond Fund.............    0.500%    0.500%     0.500%      0.400%      0.400%       0.400%      0.400%     0.400%
California Municipal Fund........    0.500%    0.500%     0.500%      0.500%      0.500%       0.450%      0.450%     0.450%
California Insured Intermediate
    Municipal Fund...............    0.500%    0.500%     0.500%      0.500%      0.500%       0.450%      0.450%     0.450%
Money Market Fund                    0.450%    0.450%     0.450%      0.450%      0.450%       0.400%      0.400%     0.400%
Tax-Exempt Money Market Fund.....    0.450%    0.450%     0.450%      0.450%      0.450%       0.400%      0.400%     0.400%
California Money Fund............    0.450%    0.450%     0.450%      0.450%      0.400%       0.400%      0.400%     0.400%

The Advisor has voluntarily waived $7,016 and $16,078 of its advisory fees for the Tax-Exempt Money Market and California Money Funds for the six months ended April 30, 2005, respectively. In May 2005, the Advisor reimbursed the Small Cap Growth Fund $445,321, or $0.02 per Fund share, for trading losses incurred during the transition to new Sub-Advisors in April 2005.

WM Shareholder Services, Inc. (the "Transfer Agent"), a wholly owned subsidiary of Washington Mutual, serves as the transfer agent of the Funds. Fees are paid to the Transfer Agent for services related to the issuance and transfer of shares, maintaining shareholder lists, and issuing and mailing distributions and reports. For such services, the Transfer Agent receives a fee per open and closed account, in addition to reimbursement for certain out-of-pocket expenses. The Transfer Agent is entitled to a monthly fee based upon an annual rate of $20.40, $21.15, $21.15 and $24.19 per open account for Class A, Class B and Class C shareholder accounts for the Equity Funds, Fixed-Income Funds, Municipal Funds and Money Market Funds, respectively. Class I shares are not subject to shareholder servicing fees. Effective June 1, 2005, the authorized annual transfer agent fee will change to $20.00 per open account for all Class A, Class B and Class C shareholder accounts. For the six months ended April 30, 2005, the Transfer Agent has voluntarily waived $29,817, $21,040 and $8,103 of its transfer agent fees for Class A, Class B and Class C shares of the Short Term Income Fund, respectively.

Custodian fees for certain Funds have been reduced by credits allowed by the Funds' custodian for uninvested cash balances. The Funds could have invested this cash in income producing securities. Fees reduced by credits allowed by the custodian for the six months ended April 30, 2005 are shown separately in the "Statements of Operations".

4.   TRUSTEES' FEES

No officer or employee of Washington Mutual or its subsidiaries receives any compensation from the Trusts for serving as an officer or Trustee of the Trusts. The Trusts, together with other mutual funds advised by WM Advisors, pay each Trustee who is not an officer or employee of Washington Mutual or its subsidiaries, a per annum retainer plus attendance fees for each meeting at which they are present. The Lead Trustee, Committee Chairs and Committee Members receive additional remuneration for these services to the Trusts. Trustees are also reimbursed for travel and out-of-pocket expenses. Each Trustee serves in the same capacity for all 42 funds within the WM Group of Funds.

5.   DISTRIBUTION PLANS

WM Funds Distributor, Inc. (the "Distributor"), a registered broker-dealer and a wholly owned subsidiary of Washington Mutual, serves as distributor for Class A, Class B and Class C shares. For the six months ended April 30, 2005, the Distributor has received $948,375 representing commissions (front-end sales charges) on Class A shares and $1,415,037 representing CDSCs from Class A, Class B and Class C shares.

Each of the Funds has adopted three distribution plans, pursuant to Rule 12b-1 under the 1940 Act, applicable to Class A, Class B and Class C shares of the Fund (each, a "Rule 12b-1 Plan"), respectively. There are no 12b-1 Plans applicable to Class I shares of the Funds. Under the applicable Rule 12b-1 Plans, the Distributor may receive a service fee at an annual rate of 0.25% of the average daily net assets of each class. In addition, the Distributor is paid a fee as compensation in connection with the offering and sale of Class B and Class C shares at an annual rate of 0.75% of the average daily net assets of each class. These fees may be used to cover the expenses of the Distributor primarily intended to result in the sale of such shares, including payments to the Distributor's representatives or others for selling shares. The service fee is paid by the Fund to the Distributor, which in turn, pays

WM GROUP OF FUNDS

service fees to broker/dealers that provide services, such as accepting telephone inquiries and transaction requests and processing correspondence, new account applications and subsequent purchases for the shareholders. Under their terms, each Rule 12b-1 plan shall remain in effect from year to year, provided such continuance is approved annually by vote of the Board of Trustees, including a majority of those Trustees who are not "interested persons" of the Trusts, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of such distribution plans, or any agreements related to such plans, respectively.

6.    PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding U.S. Government and short-term investments, for the six months ended April 30, 2005, are as follows:

                                                         PURCHASES     SALES
NAME OF FUND                                               (000s)      (000s)
------------                                             ---------    --------
REIT Fund ............................................    $ 52,101    $ 21,869
Equity Income Fund ...................................     469,794     130,705
Growth & Income Fund .................................     408,731     112,364
West Coast Equity Fund ...............................     181,295     104,425
Mid Cap Stock Fund ...................................     162,852     102,738
Growth Fund ..........................................     962,302     824,829
Small Cap Value Fund .................................      92,367      68,606
Small Cap Growth Fund ................................     702,645     752,606
International Growth Fund ............................     159,331      86,526
Short Term Income Fund ...............................      34,854       5,154
U.S. Government Securities Fund ......................      82,294      42,731
Income Fund ..........................................     114,714      68,560
High Yield Fund ......................................     346,325     272,622
Tax-Exempt Bond Fund .................................      32,230      37,722
California Municipal Fund ............................      43,007      62,495
California Insured Intermediate Municipal Fund .......      16,496      21,469

The aggregate cost of purchases and proceeds from sales of U.S. Government securities, excluding short-term investments, for the six months ended April 30, 2005, are as follows:

                                                   PURCHASES     SALES
NAME OF FUND                                         (000s)      (000s)
------------                                       ---------    --------
Equity Income Fund .............................    $     --    $    333
Short Term Income Fund .........................          --       8,661
U.S. Government Securities Fund ................     321,220     169,524
Income Fund ....................................      50,015      20,409

7.    LENDING OF SECURITIES

Certain Funds may lend securities to brokers, dealers and other financial organizations to earn additional income. The Funds also continue to receive interest or dividends on the securities loaned. Each security loan is collateralized with collateral assets in an amount equal to or greater than the current market value of the loaned securities. There is a risk of delay in receiving collateral, that the collateral could lose value or become valueless, or in recovering the securities loaned or even a loss of rights in collateral should the borrower fail financially.

At April 30, 2005, each of the Funds with outstanding loans of securities to certain brokers, dealers or other financial institutions has segregated cash and/or securities at least equal to the market value of securities loaned with the Funds' custodian. The Funds currently invest the segregated cash in Mellon GSL DBT II which is a common collective trust that invests in high grade short term investments.

WM GROUP OF FUNDS

8.    PORTFOLIO OWNERSHIP AND OTHER FACTORS

At April 30, 2005, the WM Strategic Asset Management Portfolios hold investments in a number of the Funds. The figures presented below represent the percentage of shares outstanding of each Fund owned by the Portfolios:

                                                                          PORTFOLIOS
                                         -----------------------------------------------------------------------------
                                         FLEXIBLE    CONSERVATIVE                CONSERVATIVE    STRATEGIC
                                          INCOME       BALANCED     BALANCED       GROWTH         GROWTH
NAME OF FUND                             PORTFOLIO    PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO       TOTAL
------------                             ---------   ------------   ---------    ------------    ---------       -----
REIT Fund .........................         2.7%         3.0%         33.3%         33.9%          20.2%         93.1%
Equity Income Fund ................         1.8%         1.9%         20.9%         19.6%          11.9%         56.1%
Growth & Income Fund ..............         3.0%         2.2%         23.8%         25.2%          17.5%         71.7%
West Coast Equity Fund ............         0.7%         1.1%         13.1%         14.4%          10.8%         40.1%
Mid Cap Stock Fund ................         3.6%         2.6%         28.3%         29.7%          23.7%         87.9%
Growth Fund .......................         3.1%         2.6%         29.4%         31.1%          18.9%         85.1%
Small Cap Value Fund ..............         3.3%         2.7%         32.2%         35.5%          22.9%         96.6%
Small Cap Growth Fund .............         3.0%         1.7%         22.0%         24.2%          17.1%         68.0%
International Growth Fund .........          --          3.2%         32.1%         33.9%          23.4%         92.6%
Short Term Income Fund ............        42.4%        11.6%         14.1%           --             --          68.1%
U.S. Government Securities Fund....        18.5%         9.0%         40.8%         15.8%            --          84.1%
Income Fund .......................        19.7%         8.6%         36.8%         10.0%            --          75.1%
High Yield Fund ...................         8.6%         4.0%         22.1%         15.3%          11.2%         61.2%

From time to time, one or more of the Funds used for investment by a Portfolio may experience relatively large investments or redemptions due to reallocations or rebalancings by the Portfolios. These transactions will affect the Funds, since the Funds that experience redemptions as a result of the reallocations or rebalancings may have to sell portfolio securities and the Funds that receive additional cash will have to invest such cash. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that the Funds may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also have tax consequences if sales of securities resulted in gains and could also increase transaction costs. The Advisor is committed to minimizing such impact on the Funds to the extent it is consistent with pursuing the investment objectives of the Portfolios. The Advisor may nevertheless face conflicts in fulfilling its responsibilities. The Advisor will, at all times, monitor the impact on the Funds of transactions by the Portfolios.

9.    UNREALIZED APPRECIATION/(DEPRECIATION)

At April 30, 2005, the aggregate gross unrealized appreciation/(depreciation) on a tax basis are as follows:

                                                                           (IN THOUSANDS)
                                  -------------------------------------------------------------------------------------------------
                                                EQUITY     GROWTH &    WEST COAST     MID CAP                 SMALL CAP   SMALL CAP
                                    REIT        INCOME      INCOME       EQUITY        STOCK       GROWTH       VALUE       GROWTH
                                    FUND         FUND        FUND         FUND         FUND         FUND         FUND        FUND
                                  --------    ---------    ---------   ----------    ---------    ---------   ---------   ---------
Gross tax unrealized
   appreciation ................  $ 98,070    $ 353,844    $ 466,020    $ 390,311    $ 135,133    $ 122,724    $ 46,559    $  7,821
Gross tax unrealized
   depreciation ................    (1,176)     (31,816)     (66,192)     (94,832)     (11,838)     (57,977)    (18,847)    (22,418)
                                  --------    ---------    ---------    ---------    ---------    ---------    --------    --------
Net tax unrealized appreciation/
   (depreciation) ..............  $ 96,894    $ 322,028    $ 399,828    $ 295,479    $ 123,295    $  64,747    $ 27,712    $(14,597)
                                  ========    =========    =========    =========    =========    =========    ========    ========

                                                                                                                       CALIFORNIA
                                                         U.S.                                                            INSURED
                         INTERNATIONAL  SHORT TERM    GOVERNMENT                   HIGH     TAX-EXEMPT    CALIFORNIA  INTERMEDIATE
                            GROWTH        INCOME      SECURITIES      INCOME      YIELD        BOND        MUNICIPAL    MUNICIPAL
                             FUND          FUND          FUND          FUND        FUND        FUND          FUND         FUND
                         -------------  ----------    ----------     --------    --------   ----------    ----------  ------------
Gross tax unrealized
   appreciation ......     $ 103,114      $ 2,322      $ 11,172      $ 51,374    $ 52,506    $ 17,713      $ 23,258      $ 4,073
Gross tax unrealized
   depreciation ......       (14,623)      (2,424)      (11,408)      (29,660)    (25,785)       (864)          (94)        (196)
                           ---------      -------      --------      --------    --------    --------      --------      -------
Net tax unrealized
   appreciation/
   (depreciation) ....     $  88,491      $  (102)     $   (236)     $ 21,714    $ 26,721    $ 16,849      $ 23,164      $ 3,877
                           =========      =======      ========      ========    ========    ========      ========      =======

WM GROUP OF FUNDS

10.   INDUSTRY AND GEOGRAPHIC CONCENTRATION AND OTHER RISK FACTORS

While no individual fund is intended as a complete investment program, this is especially true for funds that concentrate their investments such as those investing in particular industries or regions.

The REIT Fund concentrates its investments in real estate investment trust ("REIT") securities or debt securities of issuers that are principally engaged in the U.S. real estate or related industries. The REIT Fund could be adversely impacted by economic trends within this industry.

The West Coast Equity Fund concentrates its investments in companies located or doing business in Alaska, California, Idaho, Montana, Oregon and Washington. The West Coast Equity Fund could be adversely impacted by economic trends within this region.

The High Yield Fund invests in lower rated debt securities, which may be more susceptible to adverse economic conditions than investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders, and uncertainties exist as to an issuer's ability to meet principal and interest payments.

The California Municipal, California Insured Intermediate Municipal and California Money Funds are more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that is not concentrated in these issuers. Uncertain economic conditions or governmental developments may affect the ability of California municipal securities issuers to meet their financial obligations.

Certain Funds may invest a portion of their assets in foreign securities of developing or emerging markets countries; enter into forward foreign currency transactions; lend their portfolio securities; enter into a stock index, interest rate and currency futures contracts, and options on such contracts; enter into interest rate swaps or purchase or sell interest rate caps or floors; enter into other types of options transactions; make short sales; purchase zero coupon and payment-in-kind bonds; enter into repurchase or reverse repurchase agreements; purchase and sell "when-issued" securities and engage in "delayed-delivery" transactions; and enter into various other investment practices, each with inherent risks. The risks involved in investing in foreign securities include those resulting from future adverse political and economic developments and the possible imposition of currency exchange restrictions or other foreign laws or restrictions. The risks involved in investing in a high concentration of a single sector include those resulting from future adverse political and economic developments or regulatory occurrences and the potential for adverse effects to the financial conditions of the industries within the sector due to market fluctuations.

11.   OTHER FUND INFORMATION

SCHEDULES OF INVESTMENTS:

The Trusts file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trusts' Forms N-Q are available, without charge and upon request, by calling 1-800-222-5852. The Trusts' Forms N-Q are also available at http://www.sec.gov and also may be reviewed and copied at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION:

The policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities held by the Fund are included in the Trusts' Statement of Additional Information which is available, without charge and upon request, by calling 1-800-222-5852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.wmgroupoffunds.com. This information is also available at http://www.sec.gov.

WM GROUP OF FUNDS

12.   APPROVAL OF SUB-ADVISORY AGREEMENTS

APPROVAL OF SUB-ADVISORY AGREEMENTS WITH EACH OF SALOMON BROTHERS MANAGEMENT, OBERWEIS ASSET MANAGEMENT, INC., AND DELAWARE ASSET MANAGEMENT COMPANY

Certain Sub-Advisory Agreements were considered at the November 2004 and February 2005 board meetings, as detailed below:

In determining whether to approve Sub-Advisory Agreements ("Proposed Agreements") with Salomon Brothers Management ("Salomon"), Oberweis Asset Management, Inc. ("Oberweis") and Delaware Asset Management Company ("Delaware") (collectively "Proposed Sub-Advisors"), the Board of Trustees of WM Trust II, on behalf of its Growth and Small Cap Growth Funds, met with the relevant investment advisory personnel of the Advisor and the proposed portfolio managers from each Proposed Sub-Advisor. The Trustees also considered information provided by the Advisor and each Proposed Sub-Advisor relating to the education, experience, and number of investment professionals and other personnel providing services under the Proposed Agreements (including information regarding expected changes in personnel) for the purpose of evaluating each Proposed Sub-Advisor's fitness to serve as investment advisors to the Funds. The Trustees also took into account the time and attention that would be devoted by senior management of each Proposed Sub-Advisor to the Funds. The Trustees evaluated the level of skill required to manage the Funds and concluded that the resources that each Proposed Sub-Advisor would devote to the Funds were appropriate to fulfill effectively their respective duties under the applicable Proposed Agreement. The Trustees also considered the business reputation and financial resources of each Proposed Sub-Advisor and concluded that it would be able to meet any reasonably foreseeable obligations under the Proposed Agreement.

The Trustees considered information concerning the investment philosophy and investment process proposed to be applied by each Proposed Sub-Advisor in managing the Funds. In this context, the Trustees considered the in-house research capabilities of each Proposed Sub-Advisor as well as other sources available to each Proposed Sub-Advisor's personnel, including research services available to each Proposed Sub-Advisor that would result from securities transactions affected for the Funds' and other investment advisory clients of each Proposed Sub-Advisor. The Trustees concluded that the investment philosophy, process, and research capabilities of each Proposed Sub-Advisor were well suited to the Funds, given its investment objective and policies.

The Trustees considered the scope of the services to be provided by each Proposed Sub-Advisor to the Funds under the applicable Proposed Agreement relative to services provided by third parties to other mutual funds and services provided by each Proposed Sub-Advisor currently to mutual funds and other clients. The Trustees considered the services to be provided by the Advisor with respect to the Funds, including oversight by the Advisor of the advisory services to be provided by each Proposed Sub-Advisor, and other non-advisory services provided by the Advisor. The Trustees noted that the standard of care applicable to each Proposed Sub-Advisor under the Proposed Agreements was comparable to that found in most mutual fund investment advisory agreements. The Trustees concluded that the scope of the services to be provided to the Funds by each Proposed Sub-Advisor was consistent with the Funds' operational requirements, including, in addition to its investment objective, compliance with the Funds' investment restrictions, tax and reporting requirements and related shareholder services. The Trustees evaluated the record of each Proposed Sub-Advisor with respect to regulatory compliance.

The Trustees also evaluated the procedures of each Proposed Sub-Advisor designed to fulfill its fiduciary duties to its advisory clients with respect to possible conflicts of interest, including the code of ethics of each Proposed Sub-Advisor (regulating the personal trading of its officers and employees), the procedures by which each Proposed Sub-Advisor allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing, and the record of each Proposed Sub-Advisor in these matters. The Trustees also received and considered information concerning procedures of each Proposed Sub-Advisor with respect to the execution of portfolio transactions.

The Trustees considered information relating to the investment performance of accounts managed by each Proposed Sub-Advisor in a style similar to that it would use with respect to the Funds and relative to funds managed similarly by other advisors. The Trustees reviewed performance over various periods, including one-, three- and five-year periods, and considered information presented by the Advisor with respect to its expectations regarding the relative performance of each Proposed Sub-Advisor under different market conditions and during different phases of a market cycle, the volatility of such returns, as well as factors identified by each Proposed Sub-Advisor as contributing to performance. The Trustees concluded that the scope and quality of the services expected to be provided by each Proposed Sub-Advisor, as well as the investment performance of comparable investment advisory clients of each Proposed Sub-Advisor, were sufficient, in light of market conditions, performance attribution, the resources dedicated by the Proposed Sub-Advisor and its integrity, its personnel and systems and its financial resources, to merit approval of the applicable Proposed Agreement.

WM GROUP OF FUNDS

In reaching that conclusion, the Trustees also gave substantial consideration to the fees payable under the Proposed Agreements. The Trustees not only took into account the actual dollar amount of fees to be paid by the Funds directly to each Proposed Sub-Advisor, but also took into account so-called "fallout benefits" to each Proposed Sub-Advisor, such as any incremental increase to its reputation derived from serving as investment advisor to the Funds. The Trustees also considered fees paid to each Proposed Sub-Advisor, and services provided by each Proposed Sub-Advisor, under other advisory contracts, concluding that, considering the relative complexity of the investment management responsibilities under such contracts, the fees to be paid to each Proposed Sub-Advisor and the services to be provided by each Proposed Sub-Advisor under the applicable Proposed Agreement bore a reasonable relationship to such fees and services.

The Trustees also considered the effective fees under the Proposed Agreements, as a percentage of assets at different asset levels, and possible economies of scale to each Proposed Sub-Advisor and concluded that, to the extent such economies of scale might be realized, the fee levels reflect an appropriate sharing of these economies of scale. The Trustees also considered the fact that, under the Proposed Agreements, the fees payable to the Advisor by the Funds are reduced by the total fees paid by the Funds under the Proposed Agreements and the possible impact of each Proposed Sub-Advisor's fees on the profitability of the Advisor. The Trustees did not evaluate the expected profitability of Salomon, Oberweis or Delaware with respect to the Funds, both because of the lack of actual operating history and because the Trustees concluded that the negotiations between the Advisor and each Proposed Sub-Advisor regarding the Proposed Agreements had been entirely at arm's-length.

In evaluating the Funds' sub-advisory fees, the Trustees also took into account the complexity of investment management for the Funds relative to other types of funds. The Trustees concluded that generally greater research intensity and trading acumen is required for equity funds such as the Funds, as compared to funds investing in primarily debt obligations.

In considering to recommend approval of more than one sub-advisor, the Trustees also took into account the fact that common holdings across one or more sub-advisors will create the possibility of "wash sales", i.e., the sale of a security within 30 days of its purchase or vice versa. For example, if Oberweis were to sell a security from the portion of the Funds managed by it and Delaware Management were to purchase the same security within 30 days, that would constitute a "wash sale", even though different sub-advisors were responsible for the purchase and sale decisions. "Wash sales" are disadvantageous from a tax perspective because gains are recognized on a current basis, but losses are deferred.

The Trustees also took into account the fact that the Funds will experience higher portfolio turnover in connection with the initial allocation of Funds' assets to each Proposed Sub-Advisor, with the attendant brokerage, custodian, and other transactional costs. Future reallocations among the sub-advisors may also result in higher portfolio turnover and related costs.

Based on the foregoing, the Trustees concluded that the fees to be paid under each Proposed Agreement were fair and reasonable, given the scope and quality of the services proposed to be rendered by the Proposed Sub-Advisor. The Trustees unanimously approved, and recommend that shareholders of the Funds approve, each Proposed Agreement.

13.   SPECIAL MEETINGS OF SHAREHOLDERS

A special meeting of shareholders of the Growth Fund of the WM Trust II was convened on February 3, 2005, at which shareholders approved the following:

A sub-advisory agreement for the Fund among the Fund, WM Advisors, Inc. and Salomon.

                                               AFFIRMATIVE    AGAINST    ABSTAINED      TOTAL
                                               -----------    -------    ---------   -----------
Voted shares ...............................   101,638,863    441,607     706,989    102,787,459
% of Outstanding Shares ....................        96.723%     0.420%      0.673%        97.816%
% of Shares Voted ..........................        98.883%     0.429%      0.688%       100.000%

A special meeting of shareholders of the Small Cap Growth Fund of the WM Trust II was convened on March 24, 2005, at which shareholders approved the following:

WM GROUP OF FUNDS

A sub-advisory agreement for the Fund among the Fund, WM Advisors, Inc. and Oberweis.

                             AFFIRMATIVE          AGAINST           ABSTAINED         TOTAL
                             -----------         ---------          ---------       ----------
Voted shares .............    17,291,124         1,625,278           744,623        19,661,025
% of Outstanding Shares...        64.384%            6.052%            2.773%           73.209%
% of Shares Voted ........        87.946%            8.267%            3.787%          100.000%

A sub-advisory agreement for the Fund among the Fund, WM Advisors, Inc. and Delaware.

                             AFFIRMATIVE          AGAINST           ABSTAINED         TOTAL
                             -----------         ---------          ---------       ----------
Voted shares .............    17,272,859         1,671,757           716,409        19,661,025
% of Outstanding Shares...        64.316%            6.225%            2.668%           73.209%
% of Shares Voted ........        87.853%            8.503%            3.644%          100.000%

                                   (artwork)

[WM LOGO]

Group of Funds

A mutual fund's share price and investment return will vary with market conditions, and the principal value of an investment when you sell your shares may be more or less than the original cost.

This semiannual report is published for the general information of the shareholders of the WM Group of Funds. This material is not authorized for distribution unless preceded or accompanied by a current prospectus that includes more information regarding the risk factors, expenses, policies, and objectives of the funds. Investors should read the prospectus carefully before investing. To obtain an additional prospectus, please contact your Investment Representative or call 800-222-5852.

The WM Group of mutual funds is advised by WM Advisors, Inc., distributed by WM Funds Distributor, Inc., and sold through WM Financial Services, Inc. (all affiliates of Washington Mutual, Inc.) and independent broker/dealers.

Distributed by:
WM Funds Distributor, Inc.

Member NASD

[WM LOGO]

Group of Funds

P.O. Box 8024
Boston, MA 02266-8024

ITEM 2. CODE OF ETHICS

Not applicable for this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable for this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable for this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable for this filing.

ITEM 6. SCHEDULE OF INVESTMENTS

Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 11. CONTROLS AND PROCEDURES:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 of the Investment Company Act of 1940 attached hereto as Exhibit 99.CERT.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

WM Trust II

By: /s/ William G. Papesh
    William G. Papesh
    President and Chief Executive Officer
    July 7, 2005



Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Jeffrey L. Lunzer
    Jeffrey L. Lunzer
    Treasurer and Chief Financial Officer
    July 7, 2005


By: /s/ William G. Papesh
    William G. Papesh
    President and Chief Executive Officer
    July 7, 2005